Prospectus dated July 31, 2007


                             AFBA 5STAR FUND, INC.SM


                                 ADVISORY SERIES


        AFBA 5Star Mid Cap Value Fund (Formerly, AFBA 5Star Mid Cap Fund)
                            AFBA 5Star Small Cap Fund
                            AFBA 5Star Large Cap Fund
                           AFBA 5Star USA Global Fund
                            AFBA 5Star Balanced Fund
                           AFBA 5Star High Yield Fund
                      AFBA 5Star Science & Technology Fund


                                 Class A Shares
                                 Class B Shares
                                 Class C Shares


SHARES OF THE FUND HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





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PROSPECTUS DATED JULY 31, 2007


AFBA 5STAR FUND, INC.

                           MANAGER:
                           AFBA 5STAR INVESTMENT MANAGEMENT COMPANY


                           SUB-ADVISERS:
                           DREMAN VALUE MANAGEMENT, L.L.C.
                           MARVIN & PALMER ASSOCIATES, INC.
                           FINANCIAL COUNSELORS, INC.
                           THE LONDON COMPANY
                           TRENDSTAR ADVISORS, LLC
                           BJURMAN, BARRY & ASSOCIATES

                           UNDERWRITER:

                           PFPC DISTRIBUTORS, INC.

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Table of Contents

                                                                           Page

INFORMATION ABOUT THE FUNDS

Investment Objectives and Principal Investment Strategies.....................3

Principal Risk Factors........................................................7

Past Performance..............................................................10

Fees and Expenses.............................................................20

Portfolio Holdings............................................................28

Manager and Sub-Advisers......................................................28

Financial Highlights..........................................................36

INFORMATION ABOUT INVESTING

Selecting the Correct Class of Shares.........................................44

How to Purchase Shares........................................................49

How to Redeem Shares..........................................................50

Shareholder Services..........................................................51

How Share Price is Determined.................................................52

Distributions and Taxes.......................................................53


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Additional Policies About Transactions........................................54

Distribution and Service Arrangements.........................................59

Conducting Business with AFBA 5Star Fund......................................61

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INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                                    The investment objectives and the manner in which the funds within AFBA 5Star Fund, Inc. (the "Company") will pursue their objectives are as follows:



                                    o AFBA 5STAR MID CAP VALUE FUND o (FORMERLY,
                                    AFBA 5STAR MID CAP FUND) - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic equity securities (common stocks, convertibles and warrants) issued by medium-sized or "mid cap" companies. The Fund considers a company to be a mid cap company if it has a market capitalization between $1 billion and $10 billion at the time of purchase.


                                    o AFBA 5STAR SMALL CAP FUND - seeks
                                    long-term capital growth. To pursue its
                                    investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic equity securities issued by small capitalization or "small cap" companies. The Fund considers a company to be a small cap company if it has a market capitalization of less than $2 billion at the time of purchase, or if the company's market capitalization would place it in the lowest 20% of total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or trading on the NASDAQ system.

                                    o AFBA 5STAR LARGE CAP FUND - seeks
                                    long-term capital growth. To pursue its
                                    investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic common stocks of large capitalization or "large cap" companies. The Fund considers a company to be a large cap company if it has a market capitalization of $10 billion or greater at the time of purchase.

                                    o AFBA 5STAR USA GLOBAL FUND - seeks capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common stocks of companies based in the United States that receive greater than 40% of their revenues or pre-tax income from global sales and operations. The international operations of these U.S.- based companies will provide investors with exposure to at least three foreign countries.

                                    o AFBA 5STAR BALANCED FUND - seeks both
                                    long-term capital growth and high current income. To pursue its investment objectives, the Fund invests primarily in domestic common stocks and high-yielding, higher-risk debt securities, preferred stocks and convertible preferred stocks.

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                                    o AFBA 5STAR HIGH YIELD FUND - seeks high
                                    current income with capital growth as a
                                    secondary objective. To pursue its
                                    investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in high-yielding, higher-risk debt securities.

                                    o AFBA 5STAR SCIENCE & TECHNOLOGY FUND - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common stocks and other domestic equity securities (including convertibles and warrants) of companies expected to benefit from the development, advancement, and use of science and technology.

                                    [Begin Callout] MARKET CAPITALIZATION: How much a company is considered to be worth. It equals the number of outstanding shares times the share price. [End Call out]


                                    Each Fund's principal investment strategies are described below:


                                    o AFBA 5STAR MID CAP VALUE FUND - focuses on securities that are undervalued, but have favorable prospects for appreciation. The sub-adviser's stock selection process encompasses screening for stocks of mid-cap companies with below market price-to-earnings ratios that are financially solid and comparisons of the company's stock price to its book value, cash flow and yield. The sub-adviser analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term capital appreciation and dividend growth. The sub-adviser assembles the Mid Cap Value Fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

                                    o AFBA 5STAR SMALL CAP FUND - targets small cap companies. The sub-advisers identify smaller companies that exhibit consistent or predictable cash generation and/or are expected to benefit from long-term industry or technological trends. The sub-advisers then select securities based on: 1) fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis.

                                    o AFBA 5STAR LARGE CAP FUND - invests in large cap companies expected to benefit from long-term industry and technological trends that are likely to positively impact company performance. Long-term trends are identified with the purpose of investing in companies that should have favorable operating environments over the next three to five years. The final stock selection process includes: 1) ongoing fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis. The Fund may have a significant amount of assets invested in the technology sector. Realization of dividend income is a secondary consideration.

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                                    o AFBA 5STAR USA GLOBAL FUND - identifies
                                    U.S.- based multinational companies that exhibit consistent or predictable cash generation and/or are expected to benefit from the growth of sales outside the United States. The sub-adviser then selects securities based on: 1) fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; 3) rigorous valuation analysis; and 4) the issuer must have substantial international operations. The Fund may have a significant amount of assets invested in the technology sector.

                                    o AFBA 5STAR BALANCED FUND - invests in a combination of domestic common stocks, high-yielding, higher-risk corporate bonds and high-yielding, higher-risk convertible debt securities. The Fund may also invest in government bonds, mortgage-backed securities and asset-backed securities. The allocation of assets invested in each type of security is designed to balance yield income and long-term capital appreciation with reduced volatility of returns. The Fund expects to change its allocation mix over time based on the Manager's view of economic conditions and underlying security values. Under normal circumstances, the Manager will allocate at least 25% of the Fund's assets to a sub-adviser to be invested in equity securities and at least 25% to a sub-adviser to be invested in debt securities. Many of the Fund's common stock investments are expected to pay dividends.

                                    o AFBA 5STAR HIGH YIELD FUND - uses
                                    extensive fundamental research to identify debt investment opportunities among high-risk, high-yielding securities.
                                    Emphasis is placed on relative value and good corporate management. Specifically, the sub-adviser may look at a number of past, present and estimated factors such as: 1) financial strength of the issuer; 2) cash flow; 3) management; 4) borrowing requirements; and 5) responsiveness to changes in interest rates and business conditions.

                                    o AFBA 5STAR SCIENCE & TECHNOLOGY FUND - selects stocks that the sub-adviser believes have prospects for above-average earnings growth based on intensive fundamental research. Portfolio holdings can range from small companies that are developing new technologies to blue chip firms with established track records of developing, producing or distributing products and services in the science and technology industries. The Fund may also invest in companies that are likely to benefit from technological advances even if those companies are not directly involved in the specific research and development. The Fund focuses on technology and healthcare-related companies which, in the sub-adviser's opinion, have sustainable long-term business models, as well as companies that are likely to benefit from long-term trends identified by the sub-adviser. Some of the industries likely to be represented in the Fund's portfolio are:

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                                    o Electronics, including hardware, software
                                    and components;

                                    o Communications;

                                    o E-commerce;

                                    o Information;

                                    o Media;

                                    o Life sciences and healthcare;

                                    o Environmental services;

                                    o Chemicals and synthetic materials; and

                                    o Defense and aerospace.

                                    INVESTMENT STYLE AND TURNOVER - The
                                    sub-advisers normally do not engage in
                                    active or frequent trading of the Funds' investments. Instead, to reduce turnover of the Funds' holdings, each sub-adviser's general strategy is to purchase securities for the Funds based upon what the sub-adviser believes are long-term trends. This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains. A sub-adviser may sell a Fund's investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.

                                    TEMPORARY INVESTMENTS - The Funds generally hold some cash, short-term debt obligations, government securities or high quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in such investments for temporary defensive purposes. During those times, a Fund will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets. Also, keep in mind that a temporary defensive strategy still has the potential to lose money.

                                    INVESTMENT OBJECTIVE AND POLICY CHANGES -
                                    The investment objectives and policies
                                    described above indicate how the Funds are managed. Each Fund's investment objective is fundamental, which means it may only be changed if both the Board of Directors and shareholders approve the change. The policies of the AFBA 5Star Large Cap, AFBA 5Star USA Global, AFBA 5Star Balanced and AFBA 5Star High Yield Funds are also fundamental. With respect to the AFBA 5Star Mid Cap Value, AFBA 5Star Small Cap and AFBA 5Star Science & Technology Funds' policy of investing, under normal circumstances, at least 80% of its net assets in the types of securities suggested by each Fund's name, shareholders of such Funds must receive at least 60 days' notice before any change.

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                                    [Begin Callout] DIVERSIFICATION: A technique
                                    to reduce the risks inherent in any
                                    investment by investing in a broad range of securities from different industries, locations or asset classes. [end Callout]

PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------


                                    MARKET RISKS - Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time. Since the Funds (except the AFBA 5Star High Yield Fund) are normally invested in equity securities, the value of these Funds will likely go up and down. As with an investment in any mutual fund, there is a risk that you could lose money by investing in the Funds.

                                    A Fund's success depends largely on a
                                    sub-adviser's ability to select favorable investments. Also, different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times stocks will be more or less favorable than bonds, and small cap or mid cap company stocks will be more or less favorable than large cap company stocks. Because of this, the Funds may perform better or worse than other types of funds depending on what is in "favor."

                                    DEBT RISKS - The yields and principal values of debt securities will also fluctuate. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. Furthermore, these fluctuations tend to increase as a bond's maturity increases such that a longer term bond will increase or decrease more for a given change in interest rates than a shorter term bond.

                                    INTERNATIONAL RISKS - International
                                    investing poses additional risks such as currency fluctuation, political instability, less government regulation, less publicly available information, limited trading markets and greater volatility. However, the AFBA 5Star USA Global Fund invests only in U.S. companies traded in the United States and denominated in U.S. dollars. Although this type of investment is not considered direct foreign investment, the U.S. companies with substantial foreign operations in which this Fund normally invests will be exposed to risks inherent in foreign investments. As a shareholder in these companies, the Fund, and in turn, the Fund's shareholders, will be indirectly exposed to, and perhaps adversely affected by, these inherent foreign risks. The AFBA 5Star Mid Cap Value, AFBA 5Star Small Cap and AFBA 5Star Science & Technology Funds may also invest in U.S. companies with substantial international operations to a more limited degree and, to the extent they do so, will be subject to the same foreign risks.

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                                    All of the Funds (except the AFBA 5Star USA
                                    Global Fund) may gain international exposure by investing in American Depositary Receipts ("ADRs") and securities of foreign companies that are traded on U.S. stock exchanges. The Funds do not intend to buy securities of foreign companies directly through foreign stock exchanges. ADRs are typically certificates that are publicly traded in the United States and represent ownership in underlying foreign securities. Investing in foreign companies, even indirectly through ADRs, may involve the same inherent foreign risks, as described above. These risks can increase the potential for losses in the Fund.

                                    MID CAP COMPANY RISKS - The AFBA 5Star Mid
                                    Cap Value Fund invests primarily in mid cap companies. Generally, mid cap companies may have more potential for growth than large cap companies. Investing in mid cap companies, however, may involve greater risks than investing in large cap companies. Mid cap companies may not have the management experience, financial resources, product diversification or competitive strengths of large cap companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies. An investment in the Fund may be more suitable for long-term investors who are willing to bear the risk of these fluctuations. Mid cap company stocks may be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if the Fund wants to sell a large quantity of a mid cap company's stock it may have to sell at a lower price than the sub-adviser might prefer, or it may have to sell in small quantities over a period of time. The Fund's sub-adviser attempts to minimize this risk by investing in stocks that are readily bought and sold.

                                    SMALL CAP COMPANY RISKS - The AFBA 5Star
                                    Small Cap Fund invests primarily in small cap companies. Investments in small cap companies often involve greater risks than investing in large cap companies. These companies may not have the management experience, financial resources, product diversification or competitive strengths of large cap companies. As a result, the securities of small cap companies may be more volatile than the securities of larger, more established companies. Thus, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. The Fund tries to minimize volatility by diversifying in terms of companies and industries. Small cap company stocks tend to be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if the Fund wants to sell a large quantity of a small cap company's stock it may have to sell at a lower price than the sub-advisers might prefer, or it may have to sell in small quantities over a period of time. The Fund's sub-advisers try to minimize this risk by investing in stocks that are readily bought and sold.

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                                    LARGE CAP COMPANY RISKS - The AFBA 5Star
                                    Large Cap Fund invests primarily in large cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Large cap companies are also sometimes unable to attain the high growth rates of successful, small cap companies, especially during extended periods of economic expansion.


                                    HIGH YIELD RISKS - The AFBA 5Star Balanced and AFBA 5Star High Yield Funds invest in lower-rated, high-yielding bonds (commonly known as "junk bonds"). These bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer of a debt security will fail to make timely payments of principal or interest to the Funds. Lower-rated securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. Lower-rated securities also tend to have less liquid markets than higher-rated securities. In addition, market prices of lower-rated bonds tend to react more negatively to adverse economic or political changes, investor perceptions or individual corporate developments than the market prices of higher-rated bonds.

                                    SECTOR RISKS - Since the AFBA 5Star Science
                                    & Technology Fund is focused on science and technology related industries, it is more concentrated than stock funds invested in a broader range of industries. The AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund may also at times invest significantly in technology related industries. Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to such companies. For example, products or services that first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. In addition, technology industries can be affected by competition from new market entrants as well as developing government regulations and policies. The level of risk will rise to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management. Therefore, the AFBA 5Star Science & Technology Fund is likely to be more volatile, and the AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund, to the extent they focus on technology related industries, may be more volatile than a fund that does not invest significantly in technology related industries.

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                                    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
                                    RISKS - The AFBA 5Star Balanced Fund and
                                    AFBA 5Star High Yield Fund invest in
                                    mortgage- backed and asset-backed
                                    securities, which are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, a Fund may have to replace the security by investing the proceeds in a less attractive security. This may reduce a Fund's share price and its income distribution.

                                    MORE INFORMATION ABOUT THE FUNDS'
                                    INVESTMENTS - The Funds' Statement of
                                    Additional Information contains more
                                    information about the particular types of securities in which the Funds invest.

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PAST PERFORMANCE
--------------------------------------------------------------------------------


                                    The performance information shown on the following pages provides an indication of the risks of investing in the Funds. The bar charts show the total returns for Class A Shares of each Fund for each full calendar year since inception of the Fund. For periods prior to the inception date of Class A Shares, the total return information is based on the historical performance of each Fund's original class of shares (Class I Shares), which is not offered in this prospectus, since commencement of operations. The tables show Class A, Class B, and Class C Shares' average annual returns for certain periods compared with those of a relevant, widely recognized benchmark. The returns assume that all dividends and capital gains distributions have been reinvested in new shares of the Fund.

                                    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If a Fund has realized capital losses, the return after taxes on distributions and sale of Fund shares may be higher than the return before taxes and the return after taxes on distributions. The calculation of return after taxes on distributions and sale of Fund shares assumes that a shareholder has sufficient capital gains of the same character to offset any capital losses on a sale of Fund shares and that the shareholder may therefore deduct the entire capital loss. After-tax returns shown are for Class A Shares; after-tax returns for Class B and Class C Shares will vary. A FUND'S PAST PERFORMANCE (BOTH BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW A FUND WILL PERFORM IN THE FUTURE.

                                    Different classes of shares of the same Fund will generally have substantially similar annual returns because the shares are invested in the same portfolio of securities. Annual returns of the Class A, B and C Shares will differ from each other to the extent that the classes have different expenses (including Rule 12b-1 and shareholder service fees) or sales charges. The returns shown in the bar charts do not reflect any sales charges. If sales charges were reflected, returns would be less than those shown.

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AFBA 5STAR MID CAP VALUE FUND
--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------

        2003                       43.60%
        2004                       15.65%
        2005                       12.94%
        2006                        5.10%

Year-to-Date Return as of June 30, 2007 = 12.21%
Best Quarter: Quarter Ended June 30, 2003 = 22.97%
Worst Quarter: Quarter Ended June 30, 2006 = (8.43%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

-------------------------------------------------------------------------------------------------------------------------
                                                                                                     ANNUALIZED TOTAL
                                                                                                          RETURN
                                                                                  1 YEAR            SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------------

AFBA 5Star Mid Cap Value Fund
  Class A return  before taxes.................................................. (0.70%)                  9.07%
  Class A return after taxes on distributions................................... (0.83%)                  8.97%
  Class A return after taxes on distributions and sale of shares................ (0.28%)                  7.85%
  Class B return before taxes................................................... (0.47%)                  9.20%
  Class C return before taxes...................................................  3.27%                   9.56%

S&P 400 Mid Cap Index (reflects no deduction for fees, expenses or
taxes)(2)....................................................................... 10.26%                  10.26%(4)

Lipper Mid Cap Fund Index (reflects no deduction for fees, expenses or
taxes)(3)  ..................................................................... 12.02%                   8.85%(4)



Russell 2500 Value Index (reflects no deduction for fees, expenses or
taxes)(5)....................................................................... 20.56%                  11.22%(4)

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

(1)  INCEPTION DATE OF THE FUND = MAY 1, 2002.


(2) THE S&P 400 MID CAP INDEX IS AN UNMANAGED, MARKET CAPITALIZATION-WEIGHTED INDEX OF 400 MEDIUM-CAPITALIZATION STOCKS DESIGNED TO MEASURE THE MID-SIZE COMPANY SEGMENT OF THE U.S. MARKETS. THE PERFORMANCE OF THE S&P 400 MID CAP INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE FUND MAY NOT DISCLOSE THIS BENCHMARK PERFORMANCE INFORMATION IN THE FUTURE.


(3) THE LIPPER MID CAP FUND INDEX IS COMPRISED OF MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES WITH MARKET CAPITALIZATION (ON A THREE-YEAR WEIGHTED BASIS) OF LESS THAN 300% OF THE DOLLAR-WEIGHTED MEDIAN MARKET CAPITALIZATION OF THE S&P MID CAP 400 INDEX. THESE FUNDS HAVE LATITUDE WITH RESPECT TO THE VALUATIONS (PRICE-TO-EARNINGS, PRICE-TO-BOOK, AND THREE-YEAR EARNINGS GROWTH) OF THE SECURITIES IN THEIR PORTFOLIO AND MAY ALTER THEIR PORTFOLIO STYLE OVER TIME. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


(4)  PERFORMANCE DATA IS FOR THE PERIOD 5/1/02 THROUGH 12/31/06.



(5) EFFECTIVE JULY 16, 2007, THE FUND'S BENCHMARK INDEX CHANGED FROM THE S&P 400 MID CAP INDEX TO THE RUSSELL 2500 VALUE INDEX. THE MANAGER BELIEVES THIS BENCHMARK INDEX MORE APPROPRIATELY REFLECTS THE TYPES OF SECURITIES HELD IN THE PORTFOLIO AND PROVIDES THE BEST COMPARATIVE PERFORMANCE INFORMATION. THE RUSSELL 2500 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 2500 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE PERFORMANCE OF THE RUSSELL 2500 VALUE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************

AFBA 5STAR SMALL CAP FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR

        2002                      (26.45%)
        2003                       50.85%
        2004                       23.48%
        2005                        0.71%
        2006                       13.07%

Year-to-Date Return as of June 30, 2007 = 9.76%
Best Quarter: Quarter Ended June 30, 2003 = 30.75%
Worst Quarter: Quarter Ended September 30, 2002 = (22.82%)



AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------------------------------------------------------------

                                                                                                             ANNUALIZED TOTAL
                                                                                                                  RETURN
                                                                                 1 YEAR         5 YEARS     SINCE INCEPTION(1)

--------------------------------------------------------------------------------------------------------------------------------

AFBA 5Star Small Cap Fund
   Class A return before taxes..................................................  6.84%           8.08%            11.68%
   Class A return after taxes on distributions..................................  6.51%           7.97%            11.57%
   Class A return after taxes on distributions and sale of shares ..............  4.87%           7.00%            10.22%
   Class B return before taxes .................................................  7.47%           8.16%            11.92%
   Class C return before taxes ................................................. 11.22%           8.49%            12.07%

--------------------------------------------------------------------------------------------------------------------------------

S&P 600 Small Cap Index (reflects no deduction for fees, expenses or
taxes)(2)....................................................................... 15.07%          12.44%           15.10%(4)

Lipper Small Cap Fund Index (reflects no deduction for fees, expenses
or taxes)(3).................................................................... 14.64%           9.91%           11.82%(4)

Russell 2000 Growth Index (reflects no deduction for fees, expenses or
taxes)(5)....................................................................... 13.34%           6.35%            9.05%(4)


--------------------------------------------------------------------------------------------------------------------------------

(1)  INCEPTION DATE OF THE FUND = OCTOBER 15, 2001.


(2) THE S&P 600 SMALL CAP INDEX IS A MARKET VALUE-WEIGHTED INDEX CONSISTING OF 600 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE PERFORMANCE OF THE S&P 600 SMALL CAP INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE FUND MAY NOT DISCLOSE THIS BENCHMARK PERFORMANCE INFORMATION IN THE FUTURE.


(3) THE LIPPER SMALL CAP FUND INDEX IS COMPRISED OF THE TOP 25-30 MANAGED MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES WITH MARKET CAPITALIZATIONS (ON A THREE-YEAR WEIGHTED BASIS) LESS THAN 250% OF THE DOLLAR-WEIGHTED MEDIAN OF THE SMALLEST 500 OF THE MIDDLE 1,000 SECURITIES OF THE S&P SUPERCOMPOSITE 1500 INDEX. THE PERFORMANCE OF THE LIPPER SMALL CAP FUND INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


(4)  PERFORMANCE DATA IS FOR THE PERIOD 10/15/01 THROUGH 12/31/06.

(5) EFFECTIVE JULY 16, 2007, THE FUND'S BENCHMARK INDEX CHANGED FROM THE S&P 600 SMALL CAP INDEX TO THE RUSSELL 2000 GROWTH INDEX. THE MANAGER BELIEVES THIS BENCHMARK INDEX MORE APPROPRIATELY REFLECTS THE TYPES OF SECURITIES HELD IN THE PORTFOLIO AND PROVIDES THE BEST COMPARATIVE PERFORMANCE INFORMATION. THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION. THE PERFORMANCE OF THE RUSSELL 2000 GROWTH INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR LARGE CAP FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR*

        1998                        6.16%
        1999                       13.17%
        2000                       20.35%
        2001                      (15.14%)
        2002                      (25.71%)
        2003                       29.74%
        2004                        7.50%
        2005                        1.59%
        2006                        9.93%

Year-to-Date Return as of June 30, 2007 = 11.48%
Best Quarter: Quarter Ended June 30, 2003 = 19.98%
Worst Quarter: Quarter Ended June 30, 2002 = (20.09%)

* For periods prior to September 24, 2001 inception date of Class A Shares, the annual total returns are based on the historical performance of the Fund's original class of shares (Class I Shares), but have been recalculated to reflect Rule 12b-1 and shareholder service fees. Sales charges applicable to Class A Shares are not reflected in the calculations of performance. If any applicable front-end sales charges had been included, the performance shown would have been lower.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 ANNUALIZED TOTAL
                                                                                                                   RETURN SINCE
                                                                                1 YEAR             5 YEARS           INCEPTION

-----------------------------------------------------------------------------------------------------------------------------------

AFBA 5Star Large Cap Fund
   Class A return before taxes(1)............................................... 3.88%               1.81%            4.11%(1)
   Class A return after taxes on distributions(1)............................... 3.88%               1.81%            3.92%(1)
   Class A return after taxes on distributions and sale of shares(1)............ 2.52%               1.54%            3.47%(1)
   Class B return before taxes.................................................. 4.36%               1.76%            5.55%(2)
   Class C return before taxes.................................................. 8.10%               2.19%            5.75%(2)


-----------------------------------------------------------------------------------------------------------------------------------

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)............15.61%               6.10%            7.18%(4)

Russell 1000 Growth Index (reflects no deduction for fees, expenses or
taxes)(5)....................................................................... 9.04%               1.60%            3.22%(4)

-----------------------------------------------------------------------------------------------------------------------------------

(1) FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS A SHARES, WHICH WAS SEPTEMBER 24, 2001, THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO SHOW THE EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE AND RULE 12B-1 AND SHAREHOLDER SERVICE FEES. THE INCEPTION DATE OF CLASS I SHARES WAS JUNE 3, 1997.

(2)  INCEPTION DATE OF CLASS B AND C SHARES = SEPTEMBER 24, 2001.

(3) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE FUND MAY NOT DISCLOSE THIS BENCHMARK PERFORMANCE INFORMATION IN THE FUTURE.

(4)  PERFORMANCE DATA IS FOR THE PERIOD 6/3/97 THROUGH 12/31/06.

(5) EFFECTIVE JULY 16, 2007, THE FUND'S BENCHMARK INDEX CHANGED FROM THE S&P 500 INDEX TO THE RUSSELL 1000 GROWTH INDEX. THE MANAGER BELIEVES THIS BENCHMARK INDEX MORE APPROPRIATELY REFLECTS THE TYPES OF SECURITIES HELD IN THE PORTFOLIO AND PROVIDES THE BEST COMPARATIVE PERFORMANCE INFORMATION. THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST U.S. COMPANIES IN THE RUSSELL 3000 INDEX BASED ON MARKET CAPITALIZATION. THE PERFORMANCE OF THE RUSSELL 1000 GROWTH INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


********************************************************************************
AFBA 5STAR USA GLOBAL FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR*


        1998                        8.00%
        1999                       32.02%
        2000                        8.89%
        2001                      (10.53%)
        2002                      (27.23%)
        2003                       37.11%
        2004                        6.31%
        2005                        3.82%
        2006                       11.24%

Year-to-Date Return as of June 30, 2007 = 9.87%
Best Quarter: Quarter Ended December 31, 1999 = 19.55%
Worst Quarter: Quarter Ended September 30, 2002 = (22.01%)


* For the periods prior to the September 24, 2001 inception date of Class A Shares, the annual total returns are based on the historical performance of the Fund's original class of shares (Class I Shares), but have been recalculated to reflect Rule 12b-1 and shareholder service fees. Sales charges applicable to Class A Shares are not reflected in the calculations of performance. If any applicable front-end sales charges had been included, the performance shown would have been lower.
                                       15

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

------------------------------------------------------------------------- ------------------- ------------------ ------------------
                                                                                                                 ANNUALIZED TOTAL
                                                                                                                   RETURN SINCE
                                                                                1 YEAR             5 YEARS           INCEPTION
------------------------------------------------------------------------- ------------------- ------------------ ------------------
AFBA 5Star USA Global Fund

   Class A return before taxes(1)............................................... 5.12%               2.98%            5.40%(1)
   Class A return after taxes on distributions(1)............................... 5.12%               2.96%            5.25%(1)
   Class A return after taxes on distributions and sale of shares(1)............ 3.33%               2.54%            4.65%(1)
   Class B return before taxes.................................................. 5.66%               2.99%            7.09%(2)
   Class C return before taxes.................................................. 9.41%               3.39%            7.27%(2)


------------------------------------------------------------------------- ------------------- ------------------ ------------------

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)............15.61%               6.10%            7.18%(4)



Russell 1000 Growth Index (reflects no deduction for fees, expenses or
taxes)(5)....................................................................... 9.04%               1.60%            3.22%(4)


------------------------------------------------------------------------- ------------------- ------------------ ------------------

(1) FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS A SHARES, WHICH WAS SEPTEMBER 24, 2001, THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO SHOW THE EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE AND RULE 12B-1 AND SHAREHOLDER SERVICE FEES. THE INCEPTION DATE OF CLASS I SHARES WAS JUNE 3, 1997.

(2)  THE INCEPTION DATE OF CLASS B AND C SHARES - SEPTEMBER 24, 2001.

(3) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE FUND MAY NOT DISCLOSE THIS BENCHMARK PERFORMANCE INFORMATION IN THE FUTURE.

(4)  PERFORMANCE DATA IS FOR THE PERIOD 6/3/97 THROUGH 12/31/06.

(5) EFFECTIVE JULY 16, 2007, THE FUND'S BENCHMARK INDEX CHANGED FROM THE S&P 500 INDEX TO THE RUSSELL 1000 GROWTH INDEX. THE MANAGER BELIEVES THIS BENCHMARK INDEX MORE APPROPRIATELY REFLECTS THE TYPES OF SECURITIES HELD IN THE PORTFOLIO AND PROVIDES THE BEST COMPARATIVE PERFORMANCE INFORMATION. THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST U.S. COMPANIES IN THE RUSSELL 3000 INDEX BASED ON MARKET CAPITALIZATION. THE PERFORMANCE OF THE RUSSELL 1000 GROWTH INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR BALANCED FUND

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR*

        1998                       (0.50%)
        1999                        6.38%
        2000                       11.57%
        2001                        2.46%
        2002                      (14.63%)
        2003                       26.08%
        2004                       13.77%
        2005                        5.38%
        2006                       15.62%

Year-to-Date Return as of June 30, 2007 = 6.44%

Best Quarter: Quarter Ended June 30, 2003 = 13.35%
Worst Quarter: Quarter Ended September 30, 2001= (13.34%)

* For the periods prior to the September 24, 2001 inception date of Class A Shares, the annual total returns are based on the historical performance of the Fund's original class of shares (Class I Shares), but have been recalculated to reflect Rule 12b-1 and shareholder service fees. Sales charges applicable to Class A Shares are not reflected in the calculations of performance. If any applicable front-end sales charges had been included, the performance shown would have been lower.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 ANNUALIZED TOTAL
                                                                                                                   RETURN SINCE
                                                                                 1 YEAR            5 YEARS          INCEPTION

-----------------------------------------------------------------------------------------------------------------------------------

AFBA 5Star Balanced Fund
   Class A return before taxes(1)...............................................  9.30%               7.12%            6.73%(1)
   Class A return after taxes on distributions(1)...............................  8.24%               6.09%            5.53%(1)
   Class A return after taxes on distributions and sale of shares(1)............  6.25%               5.51%            5.09%(1)
   Class B return before taxes..................................................  9.99%               7.08%           10.21%(2)
   Class C return before taxes.................................................. 13.81%               7.41%           10.36%(2)

-----------------------------------------------------------------------------------------------------------------------------------

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)............ 15.61%               6.10%            7.18%(4)

Lipper Balanced Fund Index (reflects no deduction for fees, expenses or
taxes)(5)....................................................................... 11.60%               6.51%            6.94%(4)
-----------------------------------------------------------------------------------------------------------------------------------

(1) FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS A SHARES, WHICH WAS SEPTEMBER 24, 2001, THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO SHOW THE EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE AND RULE 12B-1 AND SHAREHOLDER SERVICE FEES. THE INCEPTION DATE OF CLASS I SHARES WAS JUNE 3, 1997.

(2)  INCEPTION DATE OF CLASS B AND C SHARES = SEPTEMBER 24, 2001.

(3) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS THAT IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(4)  PERFORMANCE DATA IS FOR THE PERIOD 6/3/97 THROUGH 12/31/06.

(5) THE LIPPER BALANCED FUND INDEX IS AN UNMANAGED INDEX AND INCLUDES THE 30 LARGEST MUTUAL FUNDS WHOSE PRIMARY OBJECTIVE IS TO CONSERVE PRINCIPAL BY MAINTAINING AT ALL TIMES A BALANCED PORTFOLIO OF BOTH STOCKS AND BONDS. TYPICALLY THE STOCK/BOND RATIO OF THE FUNDS IN THE INDEX RANGES AROUND 60%/40%. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR HIGH YIELD FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR*

        1998                      (6.08%)
        1999                       2.05%
        2000                       8.18%

        2001                       9.96%
        2002                       2.15%
        2003                      20.00%
        2004                       8.14%
        2005                      (1.31%)
        2006                       8.50%

Year-to-Date Return as of June 30, 2007 = 3.14%
Best Quarter: Quarter Ended June 30, 2003 = 8.53%
Worst Quarter: Quarter Ended September 30, 1998 = (6.36%)

*For the periods prior to the September 24, 2001 inception date of Class A Shares, the annual total returns are based on the historical performance of the Fund's original class of shares (Class I Shares), but have been recalculated to reflect Rule 12b-1 and shareholder service fees. Sales charges applicable to Class A Shares are not reflected in the calculations of performance. If any applicable front-end sales charges had been included, the performance shown would have been lower.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

-------------------------------------------------------------------------------------------------------------------------------

                                                                                                             ANNUALIZED TOTAL
                                                                                                               RETURN SINCE
                                                                                1 YEAR         5 YEARS           INCEPTION

-------------------------------------------------------------------------------------------------------------------------------

AFBA 5Star High Yield Fund
   Class A return before taxes(1)...............................................  4.42%           6.44%            5.44%(1)
   Class A return after taxes on distributions(1)...............................  2.37%           4.68%            3.14%(1)
   Class A return after taxes on distributions and sale of shares(1)............  3.04%           4.49%            3.20%(1)
   Class B return before taxes..................................................  3.66%           6.14%            6.44%(2)
   Class C return before taxes..................................................  6.63%           6.44%            6.72%(2)


-------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch High Yield Bond Index (reflects no deduction for fees,
expenses or taxes)(3)........................................................... 11.64%           9.84%            6.67%(4)

Lipper High Yield Fund Index (reflects no deduction for fees,
expenses or taxes)(5)........................................................... 10.18%           9.08%            4.83%(4)


-------------------------------------------------------------------------------------------------------------------------------

(1) FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS A SHARES, WHICH WAS SEPTEMBER 24, 2001, THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO SHOW THE EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE AND RULE 12B-1 AND SHAREHOLDER SERVICE FEES. THE INCEPTION DATE OF CLASS I SHARES WAS JUNE 3, 1997.

(2)  INCEPTION DATE OF CLASS B AND C SHARES = SEPTEMBER 24, 2001.

(3) THE MERRILL LYNCH HIGH YIELD BOND INDEX IS AN UNMANAGED INDEX COMPRISED OF OVER 1,200 HIGH YIELD BONDS REPRESENTATIVE OF THE HIGH YIELD BOND MARKET AS A WHOLE. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(4)  PERFORMANCE DATA IS FOR THE PERIOD 6/3/97 THROUGH 12/31/06.

(5) THE LIPPER HIGH YIELD FUND INDEX IS A WIDELY RECOGNIZED INDEX OF MUTUAL FUNDS THAT INVEST PRIMARILY IN HIGH YIELD BONDS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR SCIENCE & TECHNOLOGY FUND

--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR

        2002                      (39.00%)
        2003                       63.07%
        2004                       11.55%
        2005                        6.25%
        2006                       11.60%

Year-to-Date Return as of June 30, 2007 = 11.32%
Best Quarter: Quarter Ended June 30, 2003 = 29.08%
Worst Quarter: Quarter Ended June 30, 2002 = (31.05%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                               ANNUALIZED TOTAL
                                                                                                                    RETURN
                                                                                 1 YEAR          5 YEARS      SINCE INCEPTION(1)

----------------------------------------------------------------------------------------------------------------------------------

AFBA 5Star Science & Technology Fund
   Class A return before taxes..................................................  5.45%            4.46%             6.93%
   Class A return after taxes on distributions..................................  4.48%            4.05%             6.53%
   Class A return after taxes on distributions and sale of shares...............  4.59%            3.71%             5.88%
   Class B return before taxes..................................................  5.85%            4.46%             7.09%
   Class C return before taxes..................................................  9.68%            4.85%             7.28%

----------------------------------------------------------------------------------------------------------------------------------

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2)............ 15.61%            6.10%             7.18%(3)

Lipper Science & Technology Fund Index (reflects no deduction for fees,
expenses or taxes)(4)...........................................................  6.72%            0.76%             3.07%(3)

----------------------------------------------------------------------------------------------------------------------------------

(1)  INCEPTION DATE OF THE FUND = OCTOBER 12, 2001.

(2) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3)  PERFORMANCE DATA IS FOR THE PERIOD 10/12/01 THROUGH 12/31/06.

(4) THE LIPPER SCIENCE & TECHNOLOGY FUND INDEX IS AN UNMANAGED, EQUALLY-WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING MUTUAL FUNDS (BASED ON NET ASSETS) IN THE LIPPER SCIENCE AND TECHNOLOGY CLASSIFICATION. THERE ARE CURRENTLY 30 FUNDS REPRESENTED IN THIS INDEX. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
FEES AND EXPENSES
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you may pay if you buy and hold Class A, B or C Shares of each AFBA 5Star Fund. There are different share classes to allow you to maximize your potential return depending on you and your financial consultant's current expectations for your investment in a Fund.

********************************************************************************

AFBA 5STAR MID CAP VALUE FUND
AFBA 5STAR SMALL CAP FUND
AFBA 5STAR LARGE CAP FUND
AFBA 5STAR USA GLOBAL FUND
AFBA 5STAR BALANCED FUND
AFBA 5STAR SCIENCE & TECHNOLOGY FUND

--------------------------------------------------------------------------------

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                         CLASS A         CLASS B(1)         CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price).................................           5.50%(2)           None             None
Maximum Deferred Sales Charge (Load)...................................           1.00%(3)          4.75%(4)         1.00%(5)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............            None              None             None
Redemption Fee (as a percentage of amount redeemed for
shares held less than 60 days payable to the Fund).....................           2.00%(6)          2.00%(6)         2.00%(6)
Exchange Fee...........................................................            None              None             None

********************************************************************************
AFBA 5STAR HIGH YIELD FUND
--------------------------------------------------------------------------------

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                         CLASS A         CLASS B(1)         CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price).................................           3.75%(2)           None             None
Maximum Deferred Sales Charge (Load)...................................           1.00%(3)          4.00%(7)         1.00%(5)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............
                                                                                   None              None             None
Redemption Fee (as a percentage of amount redeemed for shares held less
     than 60 days payable to the Fund).................................           2.00%(6)          2.00%(6)         2.00%(6)
Exchange Fee...........................................................            None              None             None
----------------------------------------------------------------------------------------------------------------------------------

********************************************************************************

AFBA 5STAR MID CAP VALUE FUND

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                  CLASS A         CLASS B            CLASS C
                                                                                  -------         -------            -------

Management Fees........................................................           0.80%             0.80%            0.80%
Distribution and Shareholder Service (12b-1) Fees......................           0.25%             1.00%            1.00%
Other Expenses.........................................................           0.81%             0.82%            0.82%
Total Annual Fund Operating Expenses...................................           1.86%             2.62%            2.62%
Less Fee Reduction/Expense Payments(8).................................          (0.33%)           (0.34%)          (0.34%)
Net Total Annual Fund Operating Expenses(8)............................           1.53%             2.28%            2.28%


********************************************************************************

AFBA 5STAR SMALL CAP FUND

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                  CLASS A         CLASS B            CLASS C
                                                                                  -------         -------            -------

Management Fees........................................................           0.80%             0.80%            0.80%
Distribution and Shareholder Service (12b-1) Fees......................           0.25%             1.00%            1.00%
Other Expenses.........................................................           0.48%             0.48%            0.48%
Total Annual Fund Operating Expenses(8)................................           1.53%             2.28%            2.28%

********************************************************************************

AFBA 5STAR LARGE CAP FUND
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                  CLASS A         CLASS B            CLASS C
                                                                                  -------         -------            -------

Management Fees........................................................         0.80%               0.80%            0.80%
Distribution and Shareholder Service (12b-1) Fees......................         0.25%               1.00%            1.00%
Other Expenses.........................................................         0.87%               0.88%            0.88%
Total Annual Fund Operating Expenses...................................         1.92%               2.68%            2.68%
Less Fee Reduction/Expense Payments(8).................................        (0.39%)             (0.40%)          (0.40%)
Net Total Annual Fund Operating Expenses(8)............................         1.53%               2.28%            2.28%

********************************************************************************
AFBA 5STAR USA GLOBAL FUND
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                  CLASS A         CLASS B            CLASS C
                                                                                  -------         -------            -------

Management Fees........................................................           0.80%             0.80%            0.80%
Distribution and Shareholder Service (12b-1) Fees......................           0.25%             1.00%            1.00%
Other Expenses.........................................................           0.80%             0.81%            0.81%
Total Annual Fund Operating Expenses...................................           1.85%             2.61%            2.61%
Less Fee Reduction/Expense Payments(8).................................          (0.32%)           (0.33%)          (0.33%)
Net Total Annual Fund Operating Expenses(8)............................           1.53%             2.28%            2.28%

********************************************************************************
AFBA 5STAR BALANCED FUND

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                  CLASS A         CLASS B            CLASS C
                                                                                  -------         -------            -------
Management Fees........................................................           0.80%             0.80%            0.80%
Distribution and Shareholder Service (12b-1) Fees......................           0.25%             1.00%            1.00%
Other Expenses.........................................................           0.46%             0.46%            0.46%
Total Annual Fund Operating Expenses...................................           1.51%             2.26%            2.26%
Less Fee Reduction/Expense Payments(9).................................          (0.18%)           (0.18%)          (0.18%)
Net Total Annual Fund Operating Expenses(9)............................           1.33%             2.08%            2.08%

********************************************************************************
AFBA 5STAR HIGH YIELD FUND

--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                  CLASS A         CLASS B            CLASS C
                                                                                  -------         -------            -------
Management Fees........................................................           0.80%             0.80%            0.80%
Distribution and Shareholder Service (12b-1) Fees......................           0.25%             1.00%            1.00%
Other Expenses.........................................................           0.92%             0.92%            0.92%
Total Annual Fund Operating Expenses...................................           1.97%             2.72%            2.72%
Less Fee Reduction/Expense Payments(9).................................          (0.64%)           (0.64%)          (0.64%)
Net Total Annual Fund Operating Expenses(9)............................           1.33%             2.08%            2.08%

********************************************************************************
AFBA 5STAR SCIENCE & TECHNOLOGY FUND

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                  CLASS A         CLASS B            CLASS C
                                                                                  -------         -------            -------
Management Fees........................................................           0.80%             0.80%            0.80%
Distribution and Shareholder Service (12b-1) Fees......................           0.25%             1.00%            1.00%
Other Expenses.........................................................           1.54%             1.48%            1.54%
Total Annual Fund Operating Expenses...................................           2.59%             3.28%            3.34%
Less Fee Reduction/Expense Payments(10)................................          (0.91%)           (0.85%)          (0.91%)
Net Total Annual Fund Operating Expenses(10)...........................           1.68%             2.43%            2.43%

(1) Class B Shares convert to Class A Shares automatically at the end of the seventh year (84th month) after purchase. Investors seeking to purchase Class B Shares in amounts that exceed $250,000 should discuss with their financial consultant whether the purchase of another class would be more appropriate; such orders may be rejected by a Fund.

(2) Reduced for purchases of $50,000 and more; waived for certain systematic retirement accounts. Investments of $1 million or more are sold with no initial sales charge. However, a 1% contingent deferred sales charge may be imposed if redemptions are made within one year of purchase. Employer-sponsored defined contribution plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in an AFBA 5Star Fund, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made through retirement plans, endowments or foundations with $50 million or more in assets, or through certain qualified fee-based programs may also be made with no sales charge and are not subject to a contingent deferred sales charge.

(3) Class A Shares are not subject to a contingent deferred sales charge (a "CDSC"); except certain purchases that are not subject to an initial sales charge may instead be subject to a CDSC of 1.00% on amounts redeemed within the first year of purchase. Such a CDSC may be waived in connection with redemptions to participants in certain fee-based programs.

(4) A CDSC will be charged on redemptions of Class B Shares as follows: 4.75% during the first year; 4.25% during the second year; 3.25% during the third year; 2.25% during the fourth and fifth years; 1.25% during the sixth year; and 0.50% during the seventh year. Class B Shares automatically convert into Class A Shares at the end of the seventh year after purchase and thereafter will not be subject to a CDSC.

(5) Class C Shares are subject to a 1.00% CDSC only if they are redeemed within the first 12 months after purchase.

(6) The redemption fee is calculated as a percentage of the amount redeemed and may be charged when shares are sold or exchanged within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be deducted directly from your redemption proceeds. If you request redemption checks to be sent via overnight mail, you may be required to pay a $10 fee that will be deducted directly from your redemption proceeds. For more details, see the "How to Redeem Shares" section of this prospectus.

(7) A CDSC will be charged on redemptions of Class B Shares as follows: 4.00% during the first year; 3.00% during the second and third years; 2.00% during the fourth, fifth and sixth years; and 1.00% during the seventh year. Class B Shares automatically convert into Class A Shares at the end of the seventh year after purchase and thereafter will not be subject to a CDSC.

(8) The Manager has entered into a contractual agreement to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses of each Fund (excluding Rule 12b-1 and shareholder service fees) to 1.28% through July 31, 2008. Thereafter, the Manager may either renew or terminate these arrangements. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the Manager may seek to recoup amounts it previously reduced or expenses that it paid. The Manager will only seek to recoup such amounts if total annual fund operating expenses (excluding Rule 12b-1 and shareholder service fees) plus the amounts recouped do not exceed the expense limitation target. The Manager shall be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.

(9) The Manager has entered into a contractual agreement to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses of each Fund (excluding Rule 12b-1 and shareholder service fees) to 1.08% through July 31, 2008. Thereafter, the Manager may either renew or terminate these arrangements. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the Manager may seek to recoup amounts it previously reduced or expenses that it paid. The Manager will only seek to recoup such amounts if total annual fund operating expenses (excluding Rule 12b-1 and shareholder service fees) plus the amounts recouped do not exceed the expense limitation target. The Manager shall be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.

(10) The Manager has entered into a contractual arrangement to limit fees and/or pay expenses in amounts necessary to limit Total Annual Operating Expenses of the Fund (excluding Rule 12b-1 and shareholder service fees) to 1.50% through July 31, 2008. After July 31, 2008, the Manager may either renew or terminate these arrangements. For the previous period from August 1, 2006 through July 31, 2007, the Manager limited fees and/or paid expenses in amounts necessary to limit the Fund's Total Operating Expenses (excluding Rule 12b-1 and shareholder services fees) to 1.28%. When the Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the Manager may seek to recoup amounts it previously reduced or expenses that it paid. The Manager will only seek to recoup such amounts if total annual fund operating expenses (excluding Rule 12b-1 and shareholder service fees) plus the amounts recouped do not exceed the expense limitation target. The Manager shall be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid. The Fee Reduction/Expense Payments and Net Total Annual Fund Operating Expenses set forth in the table above have been restated to reflect the Fee Reduction/Expense Payments and Net Total Annual Fund Operating Expenses that would have been applicable if contractual limits on fees and expenses were those in place for the fiscal year ending March 31, 2008. The Fee Reduction/Expense Payments and Net Total Operating Expenses were calculated using a blended contractual fee limit based on the limit of 1.28% that was in place from April 1, 2007 through July 31, 2007 and the limit of 1.50% that was in place from August 1, 2007 through March 31, 2008. The actual Fee Reduction/Expense Payment for Class A, Class B and Class C for the fiscal year ended March 31, 2007 were (1.06%), (1.00%) and (1.06%), respectively. The Net Total Annual Fund Operating Expenses for Class A, Class B and Class C for the fiscal year ended March 31, 2007 were 1.53%, 2.28% and 2.28%, respectively.

********************************************************************************
FEE EXAMPLES
--------------------------------------------------------------------------------

The following examples are intended to help you compare the cost of investing in each AFBA 5Star Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

********************************************************************************

AFBA 5STAR MID CAP VALUE FUND

--------------------------------------------------------------------------------

                                                             1 YEAR (3)   3 YEARS (3)  5 YEARS (3)  10 YEARS (3)
                                                             ------       -------      -------      --------
Class A(1) ...............................................     $  697       $1,072       $1,472       $2,584

Class B (assuming no redemption) .........................     $  231       $  782       $1,360       $2,929

Class B (assuming complete redemption at end of period)(2)     $  719       $1,132       $1,614       $2,929

Class C (assuming no redemption) .........................     $  231       $  782       $1,360       $2,929

Class C (assuming complete redemption at end of period)(2)     $  334       $  782       $1,360       $2,929


(1) Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided.

(2)  Assumes deduction at redemption of maximum deferred sales charge.

(3) Please note that the Manager's contractual fee reduction through July 31, 2008 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

********************************************************************************
AFBA 5STAR SMALL CAP FUND
--------------------------------------------------------------------------------

                                                             1 YEAR (3)   3 YEARS (3)  5 YEARS (3)  10 YEARS (3)
                                                             ------       -------      -------      --------

Class A(1) ...............................................     $  697       $1,007       $1,338       $2,273

Class B (assuming no redemption) .........................     $  231       $  712       $1,220       $2,615

Class B (assuming complete redemption at end of period)(2)     $  719       $1,065       $1,477       $2,615

Class C (assuming no redemption) .........................     $  231       $  712       $1,220       $2,615

Class C (assuming complete redemption at end of period)(2)     $  334       $  712       $1,220       $2,615


(1) Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided.
(2)  Assumes deduction at redemption of maximum deferred sales charge.

(3) Please note that the Manager's contractual fee reduction through July 31, 2008 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.



The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

********************************************************************************
AFBA 5STAR LARGE CAP FUND
--------------------------------------------------------------------------------

                                                             1 YEAR (3)   3 YEARS (3)  5 YEARS (3)  10 YEARS (3)
                                                             ------       -------      -------      --------
Class A(1) ...............................................     $  697       $1,084       $1,496       $2,640


Class B (assuming no redemption) .........................     $  231       $  795       $1,384       $2,983

Class B (assuming complete redemption at end of period)(2)     $  719       $1,144       $1,638       $2,983


Class C (assuming no redemption) .........................     $  231       $  795       $1,384       $2,983

Class C (assuming complete redemption at end of period)(2)     $  334       $  795       $1,384       $2,983

(1) Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided.

(2)  Assumes deduction at redemption of maximum deferred sales charge.
(3) Please note that the Manager's contractual fee reduction through July 31, 2008 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

********************************************************************************
AFBA 5STAR USA GLOBAL FUND
--------------------------------------------------------------------------------

                                                             1 YEAR (3)   3 YEARS (3)  5 YEARS (3)  10 YEARS (3)
                                                             ------       -------      -------      --------
Class A(1) ...............................................     $  697       $1,070       $1,468       $2,575

Class B (assuming no redemption) .........................     $  231       $  780       $1,356       $2,920

Class B (assuming complete redemption at end of period)(2)     $  719       $1,130       $1,610       $2,920

Class C (assuming no redemption) .........................     $  231       $  780       $1,356       $2,920

Class C (assuming complete redemption at end of period)(2)     $  334       $  780       $1,356       $2,920

(1) Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided.
(2)  Assumes deduction at redemption of maximum deferred sales charge.
(3) Please note that the Manager's contractual fee reduction through July 31, 2008 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

********************************************************************************
AFBA 5STAR BALANCED FUND

--------------------------------------------------------------------------------


                                                             1 YEAR (3)   3 YEARS (3)  5 YEARS (3)  10 YEARS (3)
                                                             ------       -------      -------      --------

Class A(1) ................................................    $  678       $  984       $1,312        $2,238

Class B (assuming no redemption) ..........................    $  211       $  689       $1,194        $2,581

Class B (assuming complete redemption at end of period) (2)    $  700       $1,042       $1,452        $2,581

Class C (assuming no redemption) ..........................    $  211       $  689       $1,194        $2,581

Class C (assuming complete redemption at end of period)(2)     $  314       $  689       $1,194        $2,581

(1) Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided.
(2)  Assumes deduction at redemption of maximum deferred sales charge.

(3) Please note that the Manager's contractual fee reduction through July 31, 2008 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

********************************************************************************
AFBA 5STAR HIGH YIELD FUND
--------------------------------------------------------------------------------

                                                             1 YEAR (3)   3 YEARS (3)  5 YEARS (3)  10 YEARS (3)
                                                             ------       -------      -------      --------
Class A(1) ...............................................     $  505       $  911       $1,341       $2,535

Class B (assuming no redemption) .........................     $  211       $  784       $1,383       $3,004

Class B (assuming complete redemption at end of period)(2)     $  623       $1,107       $1,608       $3,004

Class C (assuming no redemption) .........................     $  211       $  784       $1,383       $3,004

Class C (assuming complete redemption at end of period)(2)     $  314       $  784       $1,383       $3,004

(1) Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided.
(2)  Assumes deduction at redemption of maximum deferred sales charge.
(3) Please note that the Manager's contractual fee reduction through July 31, 2008 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

********************************************************************************
AFBA 5STAR SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                             1 YEAR (3)   3 YEARS (3)  5 YEARS (3)  10 YEARS (3)
                                                             ------       -------      -------      --------

Class A(1) ...............................................     $  711       $1,229       $1,773       $3,249

Class B (assuming no redemption) .........................     $  246       $  931       $1,639       $3,519

Class B (assuming complete redemption at end of period)(2)     $  733       $1,276       $1,886       $3,519

Class C (assuming no redemption) .........................     $  246       $  943       $1,663       $3,570

Class C (assuming complete redemption at end of period)(2)     $  349       $  943       $1,663       $3,570

(1) Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided.
(2)  Assumes deduction at redemption of maximum deferred sales charge.
(3) Please note that the Manager's blended contractual fee reduction as reflected in the Annual Fund Operating Expense Table for the fiscal year ending March 31, 2008 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.


PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures regarding disclosure of portfolio holdings can be found in the Funds' Statement of Additional Information, which can be obtained free of charge by contacting the Funds' transfer agent at (888) 578-2733 and on the Funds' website at www.afba.com.


********************************************************************************

MANAGER AND SUB-ADVISERS

--------------------------------------------------------------------------------

                                    AFBA 5Star Investment Management Company
                                    (the "Manager"), located at 909 N.
                                    Washington Street, Alexandria, VA 22314, a corporation organized under the laws of the Commonwealth of Virginia, acts as the Funds' investment and business manager and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Pursuant to the current Management Agreement for each of the Funds, the Manager is responsible for providing or obtaining investment management and related administrative services for the Funds. The sole business of the Manager is the management of the Funds, which as of June 30, 2007 had approximately $465 million in total assets. The Manager is a wholly owned subsidiary of 5Star Financial LLC and, ultimately, a wholly owned subsidiary of Armed Forces Benefit Association ("AFBA"), which was organized in 1947 to provide low-cost life insurance for military families. As AFBA's eligibility criteria have expanded over the years, so have its services, which now include banking products, mutual funds, health insurance and financial services. General Ralph E. Eberhart, USAF (Ret.), serves as the

                                    Chairman of the Manager's Board of
                                    Directors, as well as Chairman of the Board of Directors of the Company.

                                    The Manager, which is responsible for
                                    providing or obtaining investment management services for the Funds, identified a group of new sub-advisers that it employed to replace Kornitzer Capital Management ("KCM"), the former sole sub-adviser to the Funds. KCM was compensated for its services from management fees paid to the Manager until July 15, 2007.

                                    At a recent meeting of the Funds' Board of Directors, the Manager recommended, and the Board approved, the appointment of the new sub-advisers listed below ("Sub-Advisers") and interim sub-advisory agreements pursuant to which the Sub-Advisers are managing the Funds' assets effective July 16, 2007.

                                    The Sub-Advisers may manage the Funds
                                    pursuant to the interim sub-advisory
                                    agreements for a period of 150 days. At the Board of Directors' Meeting, the Manager also recommended, and the Board approved, the submission of the Sub-Advisers and new proposed sub-advisory agreements to shareholders of each Fund for approval at a meeting to be held on or about October 8, 2007.

                                    The following is a description of each
                                    Sub-Adviser and the portfolio managers
                                    responsible for the day to day management of each Fund.

                                    o For the AFBA 5Star Mid Cap Value Fund,
                                    Dreman Value Management, L.L.C. ("Dreman") located at 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611-9725, will manage the entire portfolio. Dreman had $24 billion in assets under management as of December 31, 2006.

                                    The investment team managing the AFBA 5Star
                                    Mid Cap Value Fund is comprised of David N.
                                    Dreman, E. Clifton Hoover, Mark Roach, F.
                                    James Hutchinson and Lee Delaporte, who are jointly and primarily responsible for the day-to-day management of the Fund.

                                    David N. Dreman is Chairman, Chief
                                    Investment Officer and Founder of Dreman. He founded his first investment firm, Dreman Value Management, Inc. in 1977 and served as its President and Chairman until 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997. He has been a regular columnist for FORBES for over 27 years and he has made numerous presentations before groups such as the National Bureau of Economic Research, the Society of Quantitative Analysts, the Harvard Medical School, the Cambridge Center for Behavioral Studies, the Institute of Behavioral Finance, the Association of Investment Management and Research (AIMR), the National Financial Analysts Seminar and numerous other academic and professional groups. His research findings have also been published in the FINANCIAL ANALYSTS JOURNAL, THE JOURNAL OF INVESTING and THE JOURNAL OF BEHAVIORAL FINANCE.

                                    E. Clifton Hoover is Co-Chief Investment
                                    Officer and a Managing Director of Dreman.
                                    He has over 20 years of experience in the investment management industry. He has built his career on the low P/E approach to investing that is at the center of the Dreman philosophy. Prior to joining Dreman in 2006, he was a Managing Director and Portfolio Manager at NFJ Investment Group from 1997 to 2006. In this role he managed a Dividend Value portfolio and Small Cap portfolio. In addition, he assisted with consultant relationship building and retail channel support for both mutual fund and wrap accounts.

                                    Mark Roach joined Dreman in November of 2006 as a Managing Director and Portfolio Manager of Small and Mid Cap products and he brings over 14 years of industry experience to Dreman. Prior to joining Dreman he was a Portfolio Manager at Vaughan Nelson Investment Management, managing a small cap product from 2002 to 2006. He has significant experience in working with institutions, pensions and endowments and is well known in consulting the high net worth community. He served as a Securities Analyst from 1994 to 2001 for various institutions including Fifth Third Bank, Lynch, Jones & Ryan and USAA.

                                    F. James Hutchinson is President and a
                                    Managing Director of Dreman. He has over 30 years experience in Finance and Trust/Investment Management with The Bank of New York prior to joining Dreman in October 2000. In addition to several senior corporate banking assignments, he was elected President of The Bank of New York (Delaware) in 1987 and president of the Bank of New York- NJ in 1995. He is responsible for Dreman's marketing and is a member of the Investment Policy Committee.

                                    Lee A. Delaporte is a Managing Director and
                                    Director of Research at Dreman. He has over 20 years experience in the Investment Management business prior to joining Dreman in 2004 as a Senior Vice President and Portfolio Manager. Prior to joining Dreman, he served as a Managing Director and Senior Portfolio Manager at Citigroup Asset Management and its predecessors, where he was a member of their Large Cap Value team for 11 years. There he was responsible for institutional and private client separate accounts, as well as research coverage of the energy, electrical equipment and metals industries.

                                    o For the AFBA 5Star Small Cap Fund,
                                    Bjurman, Barry & Associates ("Bjurman"), located at 10100 Santa Monica Boulevard, Suite 1200, Los Angeles, CA 90067, TrendStar Advisers, LLC ("TrendStar") located at 7300 College Boulevard, Suite 308, Overland Park, KS 66210 and The London Company ("London Co.") located at 1801 Bayberry Court, Suite 301, Richmond, VA 23226, will each serve as a sub-adviser to the Fund. Bjurman and TrendStar will each be responsible for managing approximately 40% of the Fund's portfolio and the London Co. will be responsible for managing approximately 20% of the Fund's portfolio. Bjurman had $1.2 billion in assets under management as of December 31, 2006. TrendStar had $450 million in assets under management as of December 31, 2006. The London Co. had $650 million in assets under management as of December 31, 2006.

                                    The Bjurman investment team managing the AFBA 5Star Small Cap Fund is comprised of Stephen W. Shipman, O. Thomas Barry III, G. Andrew Bjurman, Patrick Bradford and Roberto
                                    P. Wu., who are jointly and primarily
                                    responsible for the day-to-day management of the portion of the Small Cap Fund managed by Bjurman.

                                    Stephen W. Shipman, CFA is Executive Vice
                                    President and Director of Research of
                                    Bjurman. He joined Bjurman in 1997 after serving as Chief Executive Officer for Spot Magic, Incorporated. He serves as portfolio manager and a principal member of Bjurman's Investment Policy Committee.

                                    O. Thomas Barry III, CFA, CIC is the Chief
                                    Investment Officer and Senior Executive Vice
                                    President of Bjurman. He serves as a Senior
                                    Portfolio Manager, Member of the Board of
                                    Directors, and a principal member of
                                    Bjurman's Investment Policy Committee. Prior to joining Bjurman in 1978, he was the Senior Investment Officer and Portfolio Manager at Security National Pacific Bank.

                                    G. Andrew Bjurman, CFA, CIC is President and
                                    Chief Executive Officer of Bjurman. He
                                    joined Bjurman at its founding in 1970 and has over 30 years of investment experience. He serves as senior portfolio manager and a principal member of Bjurman's Investment Policy Committee.

                                    Patrick Bradford is Assistant Vice President of Bjurman. He joined Bjurman in 1993 and has over 13 years of investment experience. He serves as portfolio manager and a Principal Member of Bjurman's Investment Policy Committee.

                                    Roberto P. Wu, CFA is Senior Research
                                    Analyst of Bjurman. He joined Bjurman in
                                    1997 and has over 9 years of investment
                                    experience. He serves as portfolio manager and a member of Bjurman's Investment Policy Committee.

                                    The TrendStar investment team managing the AFBA 5Star Small Cap Fund is comprised of Thomas W. Laming and James R. McBride, who are both jointly and primarily responsible for the day-to-day management of TrendStar's portion of the AFBA 5Star Small Cap Fund.

                                    Thomas W. Laming is a member of the equity management team of TrendStar with over 17 years of investment experience, including positions in portfolio management and research. Prior to co-founding TrendStar, he spent 10 years with Kornitzer Capital Management as Senior Vice President and was Buffalo Funds' Chief Equity Strategist and Co-Lead Portfolio Manager for the Buffalo Small-Cap, Mid-Cap, Large-Cap, and USA Global funds and the sole Manager of the Buffalo Science & Technology Fund. He was formerly a Technology Analyst with Waddell and Reed, and prior to entering investment management, he was a spacecraft design engineer with Martin Marietta (now Lockheed Martin) in Denver, Colorado, and with TRW (now Northrop Grumman) in Houston, Texas and Redondo Beach, California.

                                    James R. McBride is a member of the equity management team of TrendStar with over 16 years of finance and investment experience. Prior to co-founding TrendStar, he was with Kornitzer Capital Management as a Vice President and Research Analyst for 3 years. Prior to joining Kornitzer Capital Management he served as Project Manager in corporate finance with Agilent Technologies and Hewlett Packard. He is also a 1986 graduate of the General Electric Manufacturing Management Program for Manufacturing Engineers.

                                    The London Co. investment team managing the AFBA 5Star Small Cap Fund is comprised of Stephen M. Goddard and Jonathan T. Moody, who both are jointly and primarily responsible for the day-to-day management of the London Co. portion of the AFBA 5Star Small Cap Fund.

                                    Stephen M. Goddard, CFA is Managing Director and Founder of the London Co., and heads the London Co.'s Investment Committee. He has over 20 years of investment experience, beginning his career as an Analyst in 1985 for Scott & Stringfellow, followed by Senior Portfolio Management positions at CFB Advisory in 1988 and Flippin, Bruce & Porter in 1990. In 1993, he worked as the Chief Investment Officer for the Tredegar Trust Company until he founded the London Co. in early 1994. He is a Chartered Financial Analyst, member of the Richmond Society of Financial Analysts, and a former Board member of the Virginia Asset Management Investment Corporation.

                                    Jonathan T. Moody is the Director of
                                    Research, Portfolio Manager, and a member of the London Co.'s Investment Committee. Prior to joining the London Co. in 2002, he founded Primary Research Group. Mr. Moody has over 17 years of investment experience. He started his career at Woodward and Associates in 1986, followed by Analyst/Portfolio Manager positions at Piedmont Capital and Crestar Asset Management (now Trusco) from 1997 to 1998. Mr. Moody also worked at BB&T Capital Markets from 1999 to 2001.

                                    o For the AFBA 5Star Large Cap Fund, Marvin
                                    & Palmer Associates ("M&P") located at 1201
                                    N. Market Street, Suite 2300, Wilmington, DE
                                    19801-1165, will manage the entire
                                    portfolio. M&P had $11 billion in assets under management as of December 31, 2006.

                                    The investment team managing the AFBA 5Star
                                    Large Cap Fund is comprised of David Marvin,
                                    Jay Middleton, Stephen Marvin and Porter
                                    Schutt, who are jointly and primarily
                                    responsible for the day-to-day management of the Fund.

                                    David Marvin, CFA is CEO, Chairman of the
                                    Board and Portfolio Manager of M&P and has been with M&P since he founded it with Stan Palmer in 1986. He focuses on global equity investments and currencies. Prior to starting M&P, Mr. Marvin served for 10 years as Vice President in charge of the $10 billion internally-managed DuPont Pension Fund. Preceding his tenure at DuPont, Mr. Marvin worked for Investors Diversified Services as the Head Portfolio Manager for IDS Stock Fund. IDS Stock Fund was the largest mutual fund in the United States at the time of Mr. Marvin's tenure. Mr. Marvin started in the investment business in 1965 as a securities analyst for Chicago Title & Trust.

                                    Jay Middleton is a Portfolio Manager and
                                    Principal of M&P and has been with M&P since
                                    1989. He focuses on equity investments in the Americas. He joined M&P as a Global Analyst and became a Portfolio Manager in 1992. Mr. Middleton holds a B.A. from Wesleyan University. He is a member of the Phi Beta Kappa Honor Society.

                                    Stephen Marvin is a Portfolio Manager and
                                    Principal of M&P. He focuses on equity
                                    investments in the Americas. He joined M&P in 1994 as a Global Analyst and became a Portfolio Manager in 1997. Prior to joining M&P, he worked for Bear, Stearns & Company as a Corporate Finance Analyst. Mr. Marvin holds a B.A. from Carleton College.

                                    Porter Schutt is a Portfolio Manager and
                                    Principal of M&P. He focuses on equity
                                    investments in the Pacific Region and the U.S. He joined M&P in 2000 as an International Analyst and became a Portfolio Manager in 2001. Prior to joining M&P he worked in Hong Kong for 8 years, most recently at Goldman Sachs (Asia) L.L.C. as a Vice President from 1996 to 2000. From 1992 to 1996 he worked as a Manager of Asian Equities Sales at Peregrine Brokerage Limited. He received his B.A. from the University of Virginia.

                                    o For the AFBA 5Star USA Global Fund, M&P will manage the entire portfolio. M&P had $11 billion in assets under management as of December 31, 2006.

                                    The investment team managing the AFBA 5Star
                                    USA Global Fund is comprised of David
                                    Marvin, Jay Middleton, Stephen Marvin and
                                    Porter Schutt, who are jointly and primarily responsible for the day-to-day management of the Fund.

                                    The respective biographical information of the members of M&P managing the AFBA 5Star USA Global Fund can be found under the information for the AFBA 5Star Large Cap Fund.

                                    o For the AFBA 5Star Balanced Fund, the
                                    London Co. will manage the Fund's equity investments and Financial Counselors, Inc. ("FCI"), located at 442 West 47th Street, Kansas City, MO 64110, will manage the Fund's fixed income investments. The London Co. had $650 million in assets under management as of December 31, 2006. FCI had $3 billion in assets under management as of December 31, 2006.

                                    The London Co. investment team managing the equity portion of the AFBA 5Star Balanced Fund's portfolio is comprised of Stephen M. Goddard and Jonathan T. Moody, who both are jointly and primarily responsible for the day-to-day management of the London Co.'s portion of the AFBA 5Star Balanced Fund.

                                    The respective biographical information of the members of the London Co. managing the AFBA 5Star Balanced Fund can be found under the information for the AFBA 5Star Small Cap Fund.

                                    The FCI investment team managing the AFBA
                                    5Star Balanced Fund is comprised of Gary B.
                                    Cloud and Peter G. Greig, who both are
                                    jointly and primarily responsible for
                                    managing the Fund's fixed income
                                    investments.

                                    Gary B. Cloud, CFA is a Senior Vice
                                    President and Portfolio Manager of FCI. He joined FCI in 2003 and serves as a member of the Fixed Income Investment Committee and the Value Equity Analyst Institute. He is also a member of the Kansas City CFA Society and the Chartered Financial Analyst Institute. He began his investment career in 1986 working in the secondary marketing department of a mortgage banking company. His experience with mortgage-backed securities led him to Bank One Corporation, where he spent 10 years in a variety of consumer lending, asset acquisition and portfolio management roles. In 1988, he managed a $1.5 billion portfolio of corporate, mortgage and asset-backed securities for a local insurance company.

                                    Peter G. Greig, CFA is a Senior Vice
                                    President and Portfolio Manager of FCI. He joined FCI in 1989 as a Trader and fixed income Analyst. He manages fixed income portfolios for institutional clients. In addition, he oversees FCI's fixed income trading operations, provides fixed income expertise to other managers, and chairs FCI's Fixed Income Investment Committee.

                                    o For the AFBA 5Star High Yield Fund, FCI will manage the entire portfolio. FCI had $3 billion in assets under management as of December 31, 2006.

                                    The investment team managing the AFBA 5Star
                                    High Yield Fund is comprised of Gary B.
                                    Cloud and Peter G. Greig, who are jointly and primarily responsible for the day-to-day management of the Fund.

                                    The respective biographical information of the team members managing the AFBA 5Star High Yield Fund can be found under the information for the AFBA 5Star Balanced Fund.

                                    o For the AFBA 5Star Science & Technology
                                    Fund, TrendStar will manage the entire
                                    portfolio. TrendStar had $450 million in assets under management as of December 31, 2006.

                                    The investment team managing the AFBA 5Star
                                    Science & Technology Fund is comprised of
                                    Thomas W. Laming and James R. McBride, who are jointly and primarily responsible for the day-to-day management of the Fund.

                                    The respective biographical information of the team members managing the AFBA 5Star Science & Technology Fund can be found under the information for the AFBA 5Star Small Cap Fund.

                                    A discussion regarding the basis for the Board's approval of the Funds' advisory agreement and former sub-advisory agreement with KCM is available in the Funds' annual report to shareholders for the period ended March 31, 2007. A discussion regarding the basis for the Board's approval of the interim and proposed sub-advisory agreements with the Sub-Advisers will be available in the Funds' semi-annual report to shareholders for the period ended September 30, 2007.

                                    For its services, each Fund pays the Manager a fee at the annual rate of 0.80% of the Fund's average daily net assets. The Manager has entered into contractual arrangements to limit fees and/or pay expenses to the extent necessary to limit Total Annual Fund Operating Expenses of Class A, B and C Shares to 1.08% of average annual net assets, exclusive of Rule 12b-1 and shareholder service fees, through July 31, 2008, with respect to the AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund. In addition, the Manager has contractually agreed to limit fees and/or pay expenses necessary to limit Total Annual Fund Operating Expenses of Class A, B and C Shares to 1.28% of average annual net assets, exclusive of Rule 12b-1 and shareholder service fees, through July 31, 2008, for the AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund. Furthermore, the Manager has entered into a contractual arrangement to limit fees and/or expenses to the extent necessary to limit Total Annual Operating Expenses of Class A, B and C shares to 1.50% of the average annual net assets, exclusive of Rule 12b-1 and shareholder service fees, through

                                    July 31, 2008, with respect to the AFBA
                                    5Star Science & Technology Fund. After July
                                    31, 2008, the Manager may either renew or terminate these arrangements. For the previous period from August 1, 2006 through July 31, 2007, with respect to the AFBA 5Star Science & Technology Fund, the Manager limited fees and/or paid expenses in amounts necessary to limit the AFBA 5Star Science & Technology Fund's Total Operating Expenses of Class A, B and C Shares, excluding Rule 12b-1 and shareholder services fees to 1.28%. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the Manager may seek to recoup amounts it previously reduced or expenses that it paid. The Manager will only seek to recoup such amounts if Total Annual Fund Operating Expenses plus the amounts recouped do not exceed the expense limitation target. The Manager shall only be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.

                                    The Sub-Advisers are compensated for their services by the Manager from the management fees it receives from the Funds. Prior to July 16, 2007, KCM was also compensated for its services by the Manager from the management fees it receives from the Funds.

                                    The Funds' Statement of Additional
                                    Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds.

********************************************************************************
FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance since the inception of Class A, B and C Shares. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP and are included in the annual report, which is available, without charge, upon request.

********************************************************************************
AFBA 5STAR MID CAP VALUE FUND

--------------------------------------------------------------------------------

CONDENSED DATA FOR A SHARE OF CAPITAL

STOCK OUTSTANDING THROUGHOUT THE PERIOD               YEAR ENDED                    YEAR ENDED                YEAR ENDED
                                                  MARCH 31, 2007 (A)             MARCH 31, 2006 (A)         MARCH 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                         CLASS A    CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.... $15.92     $15.44    $15.45    $12.87    $12.58    $12.58    $12.74    $12.55     $12.55
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------

   INCOME FROM INVESTMENT OPERATIONS:

     Net investment income (loss)........ (0.12)     (0.23)    (0.23)    (0.10)    (0.20)    (0.20)    (0.06)    (0.15)     (0.08)
     Net gain (loss) on securities
       (both realized and unrealized)....  0.38       0.37      0.37      3.18      3.09      3.10      0.33      0.32       0.25
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
   Total from investment operations......  0.26       0.14      0.14      3.08      2.89      2.90      0.27      0.17       0.17
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------

   Less distributions:

     Distributions from capital gains.... (0.14)     (0.14)    (0.14)    (0.03)    (0.03)    (0.03)    (0.14)    (0.14)     (0.14)
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
   Total distributions................... (0.14)     (0.14)    (0.14)    (0.03)    (0.03     (0.03)    (0.14)    (0.14)     (0.14)
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
Net asset value, end of period...........$16.04     $15.44    $15.45    $15.92    $15.44    $15.45    $12.87    $12.58     $12.58
                                         ======     ======    ======    ======    ======    ======    ======    ======     ======

Total return*............................  1.66%      0.93%     0.93%    23.96%    23.00%    23.08%     2.08%     1.31%      1.31%
                                         ======     ======    ======    ======    ======    ======    ======    ======     ======

RATIOS/SUPPLEMENTAL DATA:


Net assets, end of period (in millions)..$   13     $ 0.34    $     5   $   13    $ 0.31    $    6    $    4    $ 0.09     $    4
Ratio of expenses to average net
   assets**..............................  1.53%      2.28%     2.28%     1.53%     2.28%     2.28%     1.53%     2.28%      2.28%
Ratio of net investment loss to
   average net assets**.................. (0.80%)    (1.55%)   (1.55%)   (0.69%)   (1.43%)   (1.45%)   (0.88%)   (1.65%)    (1.62%)
Ratio of expenses to average net assets

   before contractual expense

   reimbursement and waivers**...........  1.86%      2.62%     2.62%     2.88%     3.59%     3.76%     8.69%     8.61%     11.14%
Ratio of net investment loss to average

   net assets before contractual

   expense reimbursement and waivers**... (1.13%)    (1.89%)   (1.89%)   (2.04%)   (2.74%)   (2.93%)   (8.04%)   (7.98%)   (10.48%)
Portfolio turnover rate..................    22%        22%       22%       19%       19%       19%       18%       18%        18%


[RESTUB TABLE]


CONDENSED DATA FOR A SHARE OF CAPITAL

STOCK OUTSTANDING THROUGHOUT THE PERIOD             YEAR ENDED               FOR THE PERIOD ENDED
                                                  MARCH 31, 2004              MARCH 31, 2003***

------------------------------------------------------------------------------------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.... $ 7.75     $ 7.69    $ 7.69    $10.00    $10.00    $10.00
                                         ------     ------    ------    ------    ------    ------

   INCOME FROM INVESTMENT OPERATIONS:

     Net investment income (loss).......  (0.04)     (0.11)    (0.05)    (0.03)    (0.12)    (0.09)
     Net gain (loss) on securities
       (both realized and unrealized)...   5.03       4.97      4.91     (2.22)    (2.19)    (2.22)
                                         ------     ------    ------    ------    ------    ------
   Total from investment operations.....   4.99       4.86      4.86     (2.25)    (2.31)    (2.31)
                                         ------     ------    ------    ------    ------    ------

   Less distributions:

     Distributions from capital gains....    --         --        --        --        --        --
                                         ------     ------    ------    ------    ------    ------
   Total distributions...................    --         --        --        --        --        --
                                         ------     ------    ------    ------    ------    ------
Net asset value, end of period...........$12.74     $12.55    $12.55    $ 7.75    $ 7.69    $ 7.69
                                         ======     ======    ======    ======    ======    ======

Total return*............................ 64.39%     63.20%    63.20%   (22.50%)  (23.10%)  (23.10%)
                                         ======     ======    ======    ======    ======    ======


RATIOS/SUPPLEMENTAL DATA:


Net assets, end of period (in millions)..$    1     $ 0.05    $ 0.51    $ 0.08    $ 0.01    $ 0.02
Ratio of expenses to average net
assets**.................................  1.51%      2.26%     2.27%     1.33%     2.08%     2.08%
Ratio of net investment loss to
   average net assets**.................. (1.02%)    (1.77%)   (1.77%)   (0.83%)   (1.56%)   (1.56%)
Ratio of expenses to average net assets

   before contractual expense

   reimbursement and waivers**........... 16.36%     17.78%    16.60%    29.57%    28.71%    29.53%
Ratio of net investment loss to average

   net assets before contractual

   expense reimbursement and waivers**...(15.87%)   (17.29%)  (16.10%)  (29.07%)  (28.19%)  (29.01%)
Portfolio turnover rate..................    22%        22%       22%       11%       11%       11%




*    TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**   ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

***  SALES OF CLASS A, B AND C SHARES BEGAN MAY 1, 2002.
(A)  PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR SMALL CAP FUND

--------------------------------------------------------------------------------


CONDENSED DATA FOR A SHARE OF CAPITAL
STOCK OUTSTANDING THROUGHOUT THE PERIOD               YEAR ENDED                    YEAR ENDED                YEAR ENDED
                                                  MARCH 31, 2007 (A)             MARCH 31, 2006 (A)         MARCH 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                         CLASS A    CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.....$18.49     $17.89    $17.89    $15.54    $15.15    $15.15    $15.08    $14.82     $14.82
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income loss.......... (0.14)     (0.26)    (0.26)    (0.14)    (0.26)    (0.26)    (0.07)    (0.15)     (0.15)
     Net gain (loss) on securities
         (both realized and unrealized)..  0.94       0.88      0.90      3.19      3.10      3.10      0.54      0.49       0.49
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
   Total from investment operations......  0.80       0.62      0.64      3.05      2.84      2.84      0.47      0.34       0.34
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
   Less distributions:
     Dividends from capital gains........ (0.37)     (0.37)    (0.37)    (0.10)    (0.10)    (0.10)    (0.01)    (0.01)     (0.01)
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
   Total distributions................... (0.37)     (0.37)    (0.37)    (0.10)    (0.10)    (0.10)    (0.01)    (0.01)     (0.01)
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
Net asset value, end of period...........$18.92     $18.14    $18.16    $18.49    $17.89    $17.89    $15.54    $15.15     $15.15
                                         ======     ======    ======    ======    ======    ======    ======    ======     ======

Total return.............................  4.47%      3.61%     3.72%    19.69%    18.80%    18.80%     3.11%     2.29%      2.29%
                                         ======     ======    ======    ======    ======    ======    ======    ======     ======
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)..$  216     $    3    $   22    $  181    $    4    $   22    $  121    $    3     $   17
Ratio of expenses to average net assets..  1.53%      2.28%     2.28%     1.53%     2.28%     2.28%     1.53%     2.28%      2.28%
Ratio of net investment loss to average
   net assets............................ (0.78%)    (1.54%)   (1.53%)   (0.87%)   (1.62%)   (1.62%)   (0.87%)   (1.62%)    (1.62%)
Ratio of expenses to average net assets
   before contractual expense
   reimbursement and waivers.............  1.53%      2.28%     2.28%     1.57%     2.32%     2.32%     1.96%     2.65%      2.67%
Ratio of net investment loss to average
   net assets before contractual expense
   reimbursement and waivers............. (0.78%)    (1.54%)   (1.53%)   (0.91%)   (1.66%)   (1.66%)   (1.30%)   (1.99%)    (2.01%)
Portfolio turnover rate..................    18%        18%       18%       24%       24%       24%       26%       26%        26%



[RESTUB TABLE]


CONDENSED DATA FOR A SHARE OF CAPITAL

STOCK OUTSTANDING THROUGHOUT THE PERIOD             YEAR ENDED                  YEAR ENDED
                                                  MARCH 31, 2004              MARCH 31, 2003

------------------------------------------------------------------------------------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.....$ 8.26     $ 8.17    $ 8.17    $12.60    $12.56    $12.56
                                         ------     ------    ------    ------    ------    ------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income loss.......... (0.05)     (0.15)    (0.13)    (0.08)    (0.12)    (0.12)
     Net gain (loss) on securities
         (both realized and unrealized)..  6.92       6.85      6.83     (4.26)    (4.27)    (4.27)
                                         ------     ------    ------    ------    ------    ------
   Total from investment operations......  6.87       6.70      6.70     (4.34)    (4.39)    (4.39)
                                         ------     ------    ------    ------    ------    ------
   Less distributions:
     Dividends from capital gains........ (0.05)     (0.05)    (0.05)       --        --        --
                                         ------     ------    ------    ------    ------    ------
   Total distributions................... (0.05)     (0.05)    (0.05)       --        --        --
                                         ------     ------    ------    ------    ------    ------
Net asset value, end of period...........$15.08     $14.82    $14.82    $ 8.26    $ 8.17    $ 8.17
                                         ======     ======    ======    ======    ======    ======
Total return............................. 83.26%     82.09%    82.09%   (34.44%)  (34.95%)  (34.95%)
                                         ======     ======    ======    ======    ======    ======
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)..$   21     $ 0.74    $    5    $    2    $ 0.18    $ 0.32
Ratio of expenses to average net assets..  1.51%      2.25%     2.26%     1.33%     2.08%     2.08%
Ratio of net investment loss to average
   net assets............................ (1.07%)    (1.81%)   (1.83%)   (0.83%)   (1.58%)   (1.58%)
Ratio of expenses to average net assets
   before contractual expense
   reimbursement and waivers.............  4.24%      5.11%     4.95%     7.75%     8.44%     8.35%
Ratio of net investment loss to average
   net assets before contractual expense
   reimbursement and waivers............. (3.80%)    (4.67%)   (4.52%)   (7.25%)   (7.94%)   (7.85%)
Portfolio turnover rate..................    23%        23%       23%       26%       26%       26%

(A) PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR LARGE CAP FUND

--------------------------------------------------------------------------------

CONDENSED DATA FOR A SHARE OF CAPITAL

STOCK OUTSTANDING THROUGHOUT THE PERIOD               YEAR ENDED                    YEAR ENDED                YEAR ENDED
                                                  MARCH 31, 2007 (A)             MARCH 31, 2006 (A)         MARCH 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                         CLASS A    CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.....$13.82     $13.35    $13.35    $12.64    $12.31    $12.31    $12.50    $12.26     $12.26
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
   INCOME FROM INVESTMENT
   OPERATIONS:
     Net investment loss................. (0.05)     (0.15)    (0.16)    (0.04)    (0.13)    (0.13)    (0.01)    (0.09)     (0.10)
     Net gain (loss) on securities
         (both realized and
         unrealized).....................  1.50       1.43      1.45      1.22      1.17      1.17      0.15      0.14       0.15
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
   Total from investment operations......  1.45       1.28      1.29      1.18      1.04      1.04      0.14      0.05       0.05
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
Net asset value, end of period...........$15.27     $14.63    $14.64    $13.82    $13.35    $13.35    $12.64    $12.31     $12.31
                                         ======     ======    ======    ======    ======    ======    ======    ======     ======

Total return............................. 10.49%      9.59%     9.66%     9.34%     8.45%     8.45%     1.12%     0.41%      0.41%
                                         ======     ======    ======    ======    ======    ======    ======    ======     ======
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
     (in millions).......................$ 0.70     $ 0.07    $ 0.44    $ 0.43    $ 0.09    $ 0.26    $ 0.41    $ 0.12     $ 0.23
Ratio of expenses to average net
     assets..............................  1.53%      2.28%     2.28%     1.53%     2.28%     2.28%     1.53%     2.28%      2.28%
Ratio of net investment loss to
   average net assets.................... (0.38%)    (1.14%)   (1.15%)   (0.30%)   (1.06%)   (1.07%)   (0.07%)   (0.81%)    (0.79%)
Ratio of expenses to average net
   assets before contractual
   expense reimbursement and
   waivers...............................  1.92%      2.68%     2.68%     2.45%     3.30%     3.24%     3.59%     4.41%      4.27%
Ratio of net investment loss to
   average net assets before
   contractual expense
   reimbursement and waivers............. (0.77%)    (1.54%)   (1.55%)   (1.22%)   (2.08%)   (2.03%)   (2.13%)   (2.94%)    (2.78%)
Portfolio turnover rate..................    23%        23%       23%       40%       40%       40%       24%       24%        24%

[RESTUB TABLE]

CONDENSED DATA FOR A SHARE OF CAPITAL

STOCK OUTSTANDING THROUGHOUT THE PERIOD             YEAR ENDED                   YEAR ENDED
                                                  MARCH 31, 2004               MARCH 31, 2003

------------------------------------------------------------------------------------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.....$ 8.91     $ 8.80    $ 8.81    $12.99    $12.93    $12.93
                                         ------     ------    ------    ------    ------    ------
   INCOME FROM INVESTMENT
   OPERATIONS:
     Net investment loss................. (0.03)     (0.05)       --        --     (0.08)    (0.08)
     Net gain (loss) on securities
         (both realized and
         unrealized).....................  3.62       3.51      3.45     (4.08)    (4.05)    (4.04)
                                         ------     ------    ------    ------    ------    ------
   Total from investment operations......  3.59       3.46      3.45     (4.08)    (4.13)    (4.12)
                                         ------     ------    ------    ------    ------    ------
Net asset value, end of period...........$12.50     $12.26    $12.26    $ 8.91    $ 8.80    $ 8.81
                                         ======     ======    ======    ======    ======    ======

Total return............................. 40.29%     39.32%    39.16%   (31.41%)  (31.94%)  (31.86%)
                                         ======     ======    ======    ======    ======    ======
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
     (in millions).......................$ 0.37     $ 0.06    $ 0.18    $ 0.12    $ 0.02    $ 0.03
Ratio of expenses to average net
     assets..............................  1.33%      2.08%     2.09%     1.33%     2.08%     2.08%
Ratio of net investment loss to
   average net assets.................... (0.36%)    (1.07%)   (1.11%)   (0.05%)   (0.82%)   (0.83%)
Ratio of expenses to average net
   assets before contractual
   expense reimbursement and
   waivers...............................  3.52%      4.29%     4.27%     3.93%     4.65%     4.66%
Ratio of net investment loss to
   average net assets before
   contractual expense
   reimbursement and waivers............. (2.55%)    (3.28%)   (3.29%)   (2.65%)   (3.39%)   (3.41%)
Portfolio turnover rate..................    45%        45%       45%       13%       13%       13%

 (A) PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR USA GLOBAL FUND

--------------------------------------------------------------------------------

CONDENSED DATA FOR A SHARE OF CAPITAL

STOCK OUTSTANDING THROUGHOUT THE PERIOD               YEAR ENDED                    YEAR ENDED                YEAR ENDED
                                                  MARCH 31, 2007 (A)             MARCH 31, 2006 (A)         MARCH 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                         CLASS A    CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.....$15.59     $15.10    $15.11    $13.80    $13.47    $13.47    $14.08    $13.82     $13.82
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
   INCOME FROM INVESTMENT
OPERATIONS:
     Net investment loss................. (0.04)     (0.15)    (0.15)    (0.03)    (0.14)    (0.14)     0.03     (0.07)     (0.01)
     Net gain (loss) on securities
         (both realized and
         unrealized).....................  1.77       1.70      1.69      1.82      1.77      1.78     (0.28)    (0.28)     (0.34)
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
   Total from investment operations......  1.73       1.55      1.54      1.79      1.63      1.64     (0.25)    (0.35)     (0.35)
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
   Less distributions:
     Dividends from net investment
     income..............................    --         --        --        --        --        --     (0.03)       --         --
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
   Total distributions...................    --         --        --        --        --        --     (0.03)       --         --
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
Net asset value, end of period...........$17.32     $16.65    $16.65    $15.59    $15.10    $15.11    $13.80    $13.47     $13.47
                                         ======     ======    ======    ======    ======    ======    ======    ======     ======
Total return............................. 11.10%     10.27%    10.19%   12.97%     12.10%    12.18%    (1.81%)   (2.53%)    (2.53%)
                                         ======     ======    ======    ======    ======    ======    ======    ======     ======
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in
millions)................................$    1     $ 0.07    $    1    $    2    $ 0.05    $    1    $    1    $ 0.05     $    2
Ratio of expenses to average net
   assets................................  1.53%      2.28%     2.28%     1.53%     2.28%     2.28%     1.53%     2.28%      2.28%
Ratio of net investment income (loss) to
   average net assets.................... (0.23%)    (0.97%)   (0.97%)   (0.21%)   (0.98%)   (0.97%)    0.22%    (0.57%)    (0.50%)
Ratio of expenses to average net assets
   before contractual expense
   reimbursement and waivers.............  1.85%      2.61%     2.61%     1.90%     2.68%     2.72%     2.48%     3.17%      3.23%
Ratio of net investment loss to average
   net assets before contractual
   expense reimbursement and waivers..... (0.54%)    (1.30%)   (1.29%)   (0.58%)   (1.38%)   (1.41%)   (0.73%)   (1.46%)    (1.45%)
Portfolio turnover rate..................    13%        13%       13%       16%       16%       16%       37%       37%        37%


[RESTUB TABLE]

CONDENSED DATA FOR A SHARE OF CAPITAL

STOCK OUTSTANDING THROUGHOUT THE PERIOD             YEAR ENDED                  YEAR ENDED
                                                  MARCH 31, 2004              MARCH 31, 2003

------------------------------------------------------------------------------------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.....$ 9.51     $ 9.40    $ 9.40    $14.22    $14.17    $14.16
                                         ------     ------    ------    ------    ------    ------
   INCOME FROM INVESTMENT
OPERATIONS:
     Net investment loss................. (0.01)     (0.04)    (0.05)    (0.04)    (0.13)    (0.10)
     Net gain (loss) on securities
         (both realized and
         unrealized).....................  4.58       4.46      4.47     (4.67)    (4.64)    (4.66)
                                         ------     ------    ------    ------    ------    ------
   Total from investment operations......  4.57       4.42      4.42     (4.71)    (4.77)    (4.76)
                                         ------     ------    ------    ------    ------    ------
   Less distributions:
     Dividends from net investment
     income..............................    --         --        --        --        --        --

   Total distributions...................    --         --        --        --        --        --

Net asset value, end of period...........$14.08     $13.82    $13.82    $ 9.51    $ 9.40    $ 9.40
                                         ======     ======    ======    ======    ======    ======
Total return............................. 48.05%     47.02%    47.02%   (33.12%)  (33.66%)  (33.62%)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in
millions)................................$ 0.57     $ 0.05    $ 0.43    $ 0.10    $ 0.01    $ 0.09
Ratio of expenses to average net
   assets................................  1.34%      2.09%     2.09%     1.33%     2.08%     2.08%
Ratio of net investment income (loss) to
   average net assets.................... (0.12%)    (0.88%)   (0.90%)   (0.46%)   (1.19%)   (1.15%)
Ratio of expenses to average net assets
   before contractual expense
   reimbursement and waivers.............  2.53%      3.32%     3.31%     2.71%     3.50%     3.56%
Ratio of net investment loss to  average
   net assets before contractual
   expense reimbursement and waivers..... (1.31%)    (2.12%)   (2.12%)   (1.84%)   (2.61%)   (2.63%)
Portfolio turnover rate..................    23%        23%       23%       11%       11%       11%

(A) PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************

AFBA 5STAR BALANCED FUND
--------------------------------------------------------------------------------

CONDENSED DATA FOR A SHARE OF CAPITAL

STOCK OUTSTANDING THROUGHOUT THE PERIOD               YEAR ENDED                   YEAR ENDED                  YEAR ENDED
                                                  MARCH 31, 2007 (A)           MARCH 31, 2006 (A)            MARCH 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                         CLASS A    CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.....$13.48     $13.30    $13.32    $12.58    $12.42    $12.44    $11.69    $11.56     $11.57
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------

   INCOME FROM INVESTMENT OPERATIONS:

     Net investment income...............  0.36       0.25      0.25      0.37      0.26      0.26      0.35      0.27       0.27
     Net gain (loss) on securities
         (both realized and unrealized)..  1.13       1.12      1.12      0.89      0.90      0.89      0.89      0.86       0.87
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
   Total from investment operations......  1.49       1.37      1.37      1.26      1.16      1.15      1.24      1.13       1.14
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------

   Less distributions:

     Dividends from net investment
       income............................ (0.33)     (0.23)    (0.24)    (0.36)    (0.28)    (0.27)    (0.35)    (0.27)     (0.27)
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
     Distributions from capital gains.... (0.16)     (0.16)    (0.16)       --        --        --        --        --         --
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
   Total distributions................... (0.49)     (0.39)    (0.40)    (0.36)    (0.28)    (0.27)    (0.35)    (0.27)     (0.27)
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
Net asset value, end of period...........$14.48     $14.28    $14.29    $13.48    $13.30    $13.32    $12.58    $12.42     $12.44
                                         ======     ======    ======    ======    ======    ======    ======    ======     ======
Total return............................. 11.19%     10.38%    10.37%    10.18%     9.40%     9.36%    10.72%     9.83%      9.89%
                                         ======     ======    ======    ======    ======    ======    ======    ======     ======

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)..$   24     $    2    $   15    $   13    $    1    $   10    $    7    $ 0.81     $    7
Ratio of expenses to average net assets..  1.33%      2.08%     2.08%     1.33%     2.08%     2.08%     1.33%     2.08%      2.08%
Ratio of net investment income to
   average net assets....................  2.52%      1.77%     1.77%     2.82%     2.06%     2.07%     3.15%     2.40%      2.36%
Ratio of expenses to average net

   assets
   before contractual expense

   reimbursement and waivers.............  1.51%      2.26%     2.26%     1.69%     2.44%     2.45%     2.25%     2.98%      3.06%
Ratio of net investment income to

   average
   net assets before contractual
   expense

   reimbursement and waivers.............  2.34%      1.59%     1.59%     2.46%     1.70%     1.70%     2.23%     1.50%      1.38%
Portfolio turnover rate..................    28%        28%       28%       18%       18%       18%       27%       27%        27%


[RESTUB TABLE]


CONDENSED DATA FOR A SHARE OF CAPITAL

STOCK OUTSTANDING THROUGHOUT THE PERIOD             YEAR ENDED                  YEAR ENDED
                                                  MARCH 31, 2004              MARCH 31, 2003

------------------------------------------------------------------------------------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.....$ 9.30     $ 9.23    $ 9.23    $11.45    $11.41    $11.41
                                         ------     ------    ------    ------    ------    ------

   INCOME FROM INVESTMENT OPERATIONS:

     Net investment income...............  0.32       0.28      0.26      0.25      0.18      0.18
     Net gain (loss) on securities
       (both realized and unrealized)....  2.39       2.33      2.34     (2.14)    (2.18)    (2.18)
                                         ------     ------    ------    ------    ------    ------
   Total from investment operations......  2.71       2.61      2.60     (1.89)    (2.00)    (2.00)
                                         ------     ------    ------    ------    ------    ------

   Less distributions:

     Dividends from net investment
       income............................ (0.32)     (0.28)    (0.26)    (0.26)    (0.18)    (0.18)
                                         ------     ------    ------    ------    ------    ------
     Distributions from capital gains.       --         --        --        --        --        --
                                         ------     ------    ------    ------    ------    ------
   Total distributions................... (0.32)     (0.28)    (0.26)    (0.26)    (0.18)    (0.18)
                                         ------     ------    ------    ------    ------    ------
Net asset value, end of period...........$11.69     $11.56    $11.57    $ 9.30    $ 9.23    $ 9.23
                                         ======     ======    ======    ======    ======    ======
Total return............................. 29.32%     28.40%    28.31%   (16.49%)  (17.51%)  (17.53%)
                                         ======     ======    ======    ======    ======    ======

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)..$    3     $ 0.34    $    2    $ 0.08    $ 0.04    $ 0.05
Ratio of expenses to average net assets..  1.33%      2.08%     2.08%     1.33%     2.08%     2.08%
Ratio of net investment income to
   average net assets....................  3.97%      3.19%     3.23%     2.88%     2.28%     2.22%
Ratio of expenses to average net

   assets
   before contractual expense

   reimbursement and waivers.............  2.46%      3.20%     3.20%     2.72%     3.49%     3.47%
Ratio of net investment income to

   average
   net assets before contractual
   expense

   reimbursement and waivers.............  2.84%      2.07%     2.11%     1.49%     0.87%     0.83%
Portfolio turnover rate..................    43%        43%       43%       33%       33%       33%


(A) PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************

AFBA 5STAR HIGH YIELD FUND

--------------------------------------------------------------------------------

CONDENSED DATA FOR A SHARE OF CAPITAL

STOCK OUTSTANDING THROUGHOUT THE PERIOD               YEAR ENDED                    YEAR ENDED                YEAR ENDED
                                                  MARCH 31, 2007 (A)             MARCH 31, 2006 (A)         MARCH 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                         CLASS A    CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.....$ 9.77     $ 9.64    $ 9.50    $ 9.76    $ 9.61    $ 9.49    $ 9.86    $ 9.71     $ 9.60
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------

   INCOME FROM INVESTMENT OPERATIONS:

     Net investment income...............  0.50       0.42      0.41      0.43      0.37      0.35      0.28      0.21       0.21
     Net gain (loss) on securities
         (both realized and unrealized)..  0.05       0.05      0.05      0.16      0.14      0.15     (0.06)    (0.06)     (0.07)
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------


   Total from investment operations......  0.55       0.47      0.46      0.59      0.51      0.50      0.22      0.15       0.14
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------

   Less distributions:

     Dividends from net investment
         income.......................... (0.51)     (0.42)    (0.42)    (0.48)    (0.38)    (0.39)    (0.28)    (0.21)     (0.21)
     Distributions from capital gains.... (0.10)     (0.10)    (0.10)    (0.10)    (0.10)    (0.10)    (0.04)    (0.04)     (0.04)

   Total distributions................... (0.61)     (0.52)    (0.52)    (0.58)    (0.48)    (0.49)    (0.32)    (0.25)     (0.25)
                                         ------     ------    ------    ------    ------    ------    ------    ------     ------
Net asset value, end of period...........$ 9.71     $ 9.59    $ 9.44    $ 9.77    $ 9.64    $ 9.50    $ 9.76    $ 9.61     $ 9.49
                                         ======     ======    ======    ======    ======    ======    ======    ======     ======

Total return.............................  5.87%      5.05%     5.06%     6.22%     5.46%     5.46%     2.27%     1.54%      1.44%
                                         ======     ======    ======    ======    ======    ======    ======    ======     ======

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)..$    4     $    2    $     2   $    8    $    2    $    4    $   22    $    2     $    9
Ratio of expenses to average net assets..  1.33%      2.08%     2.08%     1.33%     2.08%     2.08%     1.33%     2.08%      2.08%
Ratio of net investment income to
   average net assets....................  5.18%      4.44%     4.42%     4.41%     3.93%     3.76%     2.90%     2.18%      2.18%
Ratio of expenses to average net assets

   before contractual expense

   reimbursement and waivers.............  1.97%      2.72%     2.72%     2.09%     2.79%     2.84%     2.32%     3.11%      3.10%
Ratio of net investment income to

   average
   net assets before contractual expense

   reimbursement and waivers.............  4.54%      3.80%     3.78%     3.65%     3.22%     3.00%     1.91%     1.15%      1.16%
Portfolio turnover rate..................    10%        10%       10%       28%       28%       28%       47%       47%        47%


[RESTUB TABLE]

CONDENSED DATA FOR A SHARE OF CAPITAL

STOCK OUTSTANDING THROUGHOUT THE PERIOD             YEAR ENDED                  YEAR ENDED
                                                  MARCH 31, 2004              MARCH 31, 2003

------------------------------------------------------------------------------------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.....$ 8.57     $ 8.44    $ 8.34    $ 8.68    $ 8.54    $ 8.48

   INCOME FROM INVESTMENT OPERATIONS:

     Net investment income...............  0.37       0.28      0.28      0.43      0.36      0.40
     Net gain (loss) on securities
         (both realized and unrealized)..  1.28       1.27      1.26     (0.11)    (0.11)    (0.15)


   Total from investment operations......  1.65       1.55      1.54      0.32      0.25      0.25

   Less distributions:

     Dividends from net investment
         income.......................... (0.36)     (0.28)    (0.28)    (0.43)    (0.35)    (0.39)
     Distributions from capital gains....    --         --        --        --        --        --

   Total distributions................... (0.36)     (0.28)    (0.28)    (0.43)    (0.35)    (0.39)

Net asset value, end of period...........$ 9.86     $ 9.71    $ 9.60    $ 8.57    $ 8.44    $ 8.34

Total return............................. 19.54%     18.61%    18.73%     3.92%     3.17%     3.11%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)..$    9     $    2    $    8    $    4    $ 0.63    $    3
Ratio of expenses to average net assets..  1.33%      2.08%     2.08%     1.33%     2.08%     2.08%
Ratio of net investment income to
   average net assets....................  3.90%      3.10%     3.14%     6.10%     5.60%     5.29%
Ratio of expenses to average net assets

   before contractual expense

   reimbursement and waivers.............  3.06%      3.83%     3.82%     4.61%     5.47%     5.33%
Ratio of net investment income to

   average
   net assets before contractual expense

   reimbursement and waivers.............  2.17%      1.35%     1.40%     2.82%     2.21%     2.04%
Portfolio turnover rate..................    44%        44%       44%       36%       36%       36%



(A)  PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

CONDENSED DATA FOR A SHARE OF CAPITAL

STOCK OUTSTANDING THROUGHOUT THE PERIOD               YEAR ENDED                    YEAR ENDED                YEAR ENDED
                                                  MARCH 31, 2007 (A)             MARCH 31, 2006 (A)         MARCH 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                         CLASS A    CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.....$14.18     $13.70    $13.71    $11.64    $11.34    $11.34    $12.42    $12.19     $12.19

   INCOME FROM INVESTMENT
   OPERATIONS:
     Net investment loss ................ (0.12)     (0.21)    (0.21)    (0.12)    (0.21)    (0.21)    (0.07)    (0.14)     (0.16)
     Net gain (loss) on securities
       (both realized and unrealized)....  0.53       0.49      0.49      3.19      3.10      3.11     (0.69)    (0.69)     (0.67)

   Total from investment operations......  0.41       0.28      0.28      3.07      2.89      2.90     (0.76)    (0.83)     (0.83)

   Less distributions:
     Distributions from capital gain..... (0.77)     (0.77)    (0.77)    (0.53)    (0.53)    (0.53)    (0.02)    (0.02)     (0.02)

   Total distributions................... (0.77)     (0.77)    (0.77)    (0.53)    (0.53)    (0.53)    (0.02)    (0.02)     (0.02)

Net asset value, end of period...........$13.82     $13.21    $13.22    $14.18    $13.70    $13.71    $11.64    $11.34     $11.34

Total return.............................  3.38%      2.53%     2.53%    27.13%    26.24%    26.33%    (6.13%)   (6.82%)    (6.82%)

Ratios/Supplemental Data:

Net assets, end of period
     (in millions).......................$    2     $ 0.09    $    2    $    2    $ 0.14    $    1    $ 0.95    $ 0.35     $ 0.54
Ratio of expenses to average
     net assets..........................  1.53%      2.28%     2.28%     1.53%     2.28%     2.28%     1.53%     2.28%      2.28%
Ratio of net investment loss to
   average net assets.................... (0.88%)    (1.63%)   (1.63%)   (0.91%)   (1.67%)   (1.66%)   (0.86%)   (1.63%)    (1.65%)
Ratio of expenses to average
   net assets before
   contractual expense
   reimbursement and waivers.............  2.59%      3.28%     3.34%     5.01%     6.18%     5.69%    11.70%    11.76%     10.91%
Ratio of net investment loss
   to average net assets
   before contractual
   expense reimbursement and waivers..... (1.94%)    (2.63%)   (2.69%)   (4.39%)   (5.57%)   (5.07%)  (11.03%)  (11.11%)   (10.28%)
Portfolio turnover rate..................    39%        39%       39%       44%       44%       44%       48%       48%        48%

[RESTUB TABE]

CONDENSED DATA FOR A SHARE OF CAPITAL

STOCK OUTSTANDING THROUGHOUT THE PERIOD             YEAR ENDED                  YEAR ENDED
                                                  MARCH 31, 2004              MARCH 31, 2003

------------------------------------------------------------------------------------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.....$ 6.74     $ 6.67    $ 6.67    $11.37    $11.33    $11.33

   INCOME FROM INVESTMENT
   OPERATIONS:
     Net investment loss ................ (0.05)     (0.10)    (0.04)    (0.05)    (0.10)    (0.12)
     Net gain (loss) on securities
       (both realized and unrealized)....  5.73       5.62      5.56     (4.58)    (4.56)    (4.54)

   Total from investment operations......  5.68       5.52      5.52     (4.63)    (4.66)    (4.66)

   Less distributions:
     Distributions from capital gain.....    --         --        --        --        --        --

   Total distributions...................    --         --        --        --        --        --

Net asset value, end of period...........$12.42     $12.19    $12.19    $ 6.74    $ 6.67    $ 6.67

Total return............................. 84.27%     82.76%    82.76%   (40.72%)  (41.13%)  (41.13%)

Ratios/Supplemental Data:

Net assets, end of period
     (in millions).......................$ 0.26     $ 0.09    $ 0.45    $ 0.03    $ 0.01    $ 0.01
Ratio of expenses to average
     net assets..........................  1.50%      2.26%     2.27%     1.33%     2.08%     2.08%
Ratio of net investment loss to
   average net assets.................... (1.00%)    (1.77%)   (1.69%)   (0.84%)   (1.60%)   (1.61%)
Ratio of expenses to average
   net assets before
   contractual expense
   reimbursement and waivers............. 10.45%     11.17%    10.83%    15.72%    15.89%    15.75%
Ratio of net investment loss
   to average net assets
   before contractual
   expense reimbursement and waivers..... (9.96%)   (10.68%)  (10.25%)  (15.23%)  (15.41%)  (15.28%)
Portfolio turnover rate..................    44%        44%       44%       19%       19%       19%

(A)  PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
SELECTING THE CORRECT CLASS OF SHARES
--------------------------------------------------------------------------------

                                    This prospectus offers Class A, Class B and
                                    Class C Shares of each Fund. Each class has its own cost structure, allowing you to choose the one that best meets your requirements and current expectations. Your financial consultant can help you decide which class is best for you. For estimated expenses of each class, see the table under "Fees and Expenses" earlier in this prospectus.

                                    Effective January 3, 2007, Class B Shares of the Funds are no longer offered to investors who open new accounts. Investors with existing accounts who hold Class B shares are still eligible to purchase additional Class B shares in those accounts.

CLASS A SHARES
FRONT END SALES LOAD                If you purchase Class A Shares, you will
                                    incur a sales charge at the time of purchase
                                    (a "front-end load") based on the dollar amount of your purchase (the "offering price"), as well as an ongoing shareholder service fee of 0.25% of average net assets.
                                    The maximum initial sales charge is 5.50% of the offering price, which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege described below under
                                    "Sales Charge Reduction and Waivers." Class
                                    A Shares will not be subject to a contingent deferred sales charge (CDSC or "back-end load") when they are redeemed, except that purchases of Class A Shares of $1,000,000 or more, for which the initial sales charge has been waived, may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase. There are no front-end loads imposed on reinvested dividends or other distributions. Class A Shares also will be issued upon conversion of Class B
                                    Shares, as described below under "Class B
                                    Shares." The minimum initial investment in Class A Shares is $500.

                                    Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the underwriter and may by used either to promote the sale of the Fund's shares or to compensate the underwriter for its efforts to sell the shares of the Fund.

                                    *******************************************

                                    AFBA 5STAR MID CAP VALUE FUND
                                    AFBA 5STAR SMALL CAP FUND
                                    AFBA 5STAR LARGE CAP FUND
                                    AFBA 5STAR USA GLOBAL FUND
                                    AFBA 5STAR BALANCED FUND
                                    AFBA 5STAR SCIENCE & TECHNOLOGY FUND
                                    -------------------------------------------

                                  SALES CHARGE AS A       SALES CHARGE AS A
                                    PERCENTAGE OF         PERCENTAGE OF NET
      Purchase Amount               OFFERING PRICE         AMOUNT INVESTED
------------------------------- ---------------------- -----------------------
$50,000 and less                         5.50%                 5.82%
$50,000 up to $150,000                   4.50%                 4.71%
$150,000 up to $250,000                  3.50%                 3.63%
$250,000 up to $500,000                  2.50%                 2.56%
$500,000 up to $1,000,000                2.00%                 2.04%
Over $1,000,000                          0.00%                 0.00%

********************************************************************************
 AFBA 5STAR HIGH YIELD FUND
--------------------------------------------------------------------------------
                                  SALES CHARGE AS A       SALES CHARGE AS A
                                    PERCENTAGE OF         PERCENTAGE OF NET
      Purchase Amount               OFFERING PRICE         AMOUNT INVESTED
------------------------------- ---------------------- -----------------------
$50,000 and less                         3.75%                 3.90%
$50,000 up to $150,000                   3.00%                 3.09%
$150,000 up to $250,000                  2.25%                 2.30%
$250,000 up to $500,000                  1.50%                 1.52%
$500,000 up to $1,000,000                1.00%                 1.01%
Over $1,000,000                          0.00%                 0.00%

SALES CHARGE REDUCTIONS
AND WAIVERS                         REDUCING SALES CHARGES ON YOUR CLASS A
                                    SHARES. There are several ways you can
                                    combine multiple purchases of Class A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

                                    o Accumulation privilege - lets you add the value of any Class A Shares you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

                                    o  Letter of intent - lets you purchase
                                       Class A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the Statement of Additional Information for terms and conditions.

                                    To use these privileges, discuss your
                                    eligibility with your financial consultant.
                                    In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Company or your financial intermediary of the existence of other accounts which you have with an intermediary in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be asked to provide information or records, including account statements, regarding shares of AFBA 5Star Funds held in:

                                   o   all of your accounts at AFBA or a
                                       financial intermediary;

                                    o any of your accounts at another financial intermediary; and

                                    o accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.

                                    To value accounts in order to determine
                                    whether you have met sales load breakpoints, the Company combines the amount of your new investment with the current value of your existing eligible holdings. Information regarding breakpoint discounts is also available in the Statement of Additional Information and on the Funds' website, WWW.AFBA.COM.

                                    CDSC WAIVERS. In general, the CDSC may be waived on shares you sell for the following reasons:

                                    o  Payments through certain systematic
                                       retirement plans and other employee
                                       benefit plans;

                                    o  Qualifying distributions from qualified
                                       retirement plans and other employee
                                       benefit plans;

                                    o  Distributions from custodial accounts
                                       under section 403(b)(7) of the Internal
                                       Revenue Code as well as from Individual
                                       Retirement Accounts (IRAs) due to death, disability or attainment of age 70 1/2; and

                                    o  Participation in certain fee-based
                                       programs.

                                    To use any of these waivers, contact your financial consultant.

                                    NET ASSET VALUE PURCHASES. Class A shares
                                    may be purchased at net asset value, with
                                    only a minimum initial investment, by:

                                    o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

                                    o  Investment advisers, financial planners
                                       and certain financial institutions that
                                       place trades for their own accounts or
                                       the accounts of their clients either
                                       individually or through a master account and who charge a management, consulting or other fee for their services;


                                    o  "Wrap accounts" for the benefit of
                                       clients of broker-dealers, financial
                                       institutions or financial planners
                                       having sales or service agreements with
                                       the underwriter or another broker-dealer or financial institution with respect to sales of Fund shares;

                                    o  Current or retired trustees, officers
                                       and employees of AFBA 5Star Fund, Inc.,
                                       the underwriter, the transfer agent, the Manager and its members, certain family members of the above persons, and trusts or plans primarily for such persons or their family members;

                                    o  Current or retired registered
                                       representatives or full-time employees
                                       and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the underwriter; and

                                    o  Such other persons as are determined by
                                       the Manager or underwriter to have
                                       acquired shares under circumstances
                                       where a Fund has not incurred any sales
                                       expense.


CLASS B SHARES

BACK END SALES LOAD                 If you are a current investor and already
                                    own Class B Shares and would like to
                                    purchase additional Class B Shares, you will not incur a sales charge at the time of purchase. However, Class B Shares are subject to ongoing Rule 12b-1 fees of 1.00% of average daily net assets. This fee is broken down into an ongoing Rule 12b-1 distribution fee of 0.75% of average daily net assets and an ongoing shareholder service fee of 0.25% of average daily net assets. Class B Shares are subject to a CDSC if you redeem them prior to the seventh year after purchase. At the end of the seventh year after purchase, Class B Shares will automatically convert into Class A Shares of the respective Fund, which are not subject to the Rule 12b-1 distribution fee of 0.75%.
                                    Automatic conversion of Class B Shares into
                                    Class A Shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge.
                                    Conversion of Class B Shares to Class A
                                    Shares will not be deemed a purchase or sale of shares for federal income tax purposes.
                                    There is no CDSC imposed on Class B Shares purchased through reinvestment of dividends and other distributions and such shares will convert automatically to Class A Shares based on the portion of purchased shares that convert. The minimum initial investment in Class B Shares is $500.

CLASS C SHARES
PAY AS YOU GO                       If you purchase Class C Shares, you do not
                                    incur a sales charge at the time of
                                    purchase. However, Class C Shares are
                                    subject to ongoing Rule 12b-1 fees of 1.00% of average daily net assets. This fee is broken down into an ongoing Rule 12b-1 distribution fee of 0.75% of average daily net assets and an ongoing shareholder service fee of 0.25% of average daily net assets. Class C Shares also are subject to a 1.00% CDSC if you redeem them within 12 months of purchase. Although Class C Shares are subject to a CDSC for only 12 months (as compared to seven years of Class B), Class C
                                    Shares have no conversion feature.
                                    Accordingly, if you purchase Class C Shares, those shares will be subject to the 0.75% distribution fee and the 0.25% shareholder service fee for as long as you own your Class C Shares. The minimum initial investment in Class C Shares is $500.

CDSC OR "CONTINGENT
DEFERRED SALES CHARGE"              You may be subject to a CDSC upon redemption
                                    of your Class B and Class C Shares according to the following chart.

                                    o CLASS B SHARES

                                    ********************************************

                                          AFBA 5STAR MID CAP VALUE FUND
                                          AFBA 5STAR SMALL CAP FUND
                                          AFBA 5STAR LARGE CAP FUND
                                          AFBA 5STAR USA GLOBAL FUND
                                          AFBA 5STAR BALANCED FUND
                                          AFBA 5STAR SCIENCE & TECHNOLOGY FUND


                                          YEARS AFTER       CDSC ON SHARES BEING
                                           PURCHASE              REDEEMED
                                    --------------------------------------------
                                           1st year                4.75%
                                           2nd year                4.25%
                                           3rd year                3.25%
                                           4th year                2.25%
                                           5th year                2.25%
                                           6th year                1.25%
                                           7th year                0.50%
                                      After the 7th year           None

                                    ********************************************
                                    AFBA 5STAR HIGH YIELD FUND

                                          YEARS AFTER       CDSC ON SHARES BEING
                                           PURCHASE              REDEEMED
                                    --------------------------------------------
                                           1st year                4.00%
                                           2nd year                3.00%
                                           3rd year                3.00%
                                           4th year                2.00%
                                           5th year                2.00%
                                           6th year                2.00%
                                           7th year                1.00%
                                      After the 7th year           None

                                    Class B Shares will be automatically
                                    converted to Class A Shares at the end of the seventh year after purchase.

                                    o  CLASS C SHARES

                                    If you redeem Class C Shares within 12
                                    months of purchase, you will be charged a CDSC of 1.00%. There is no CDSC imposed on Class C Shares acquired through reinvestment of dividends or capital gains.


                                    The CDSC on redemptions of all classes of shares is computed based on the original purchase price of the shares being redeemed, net of reinvested dividends and capital gains distributions. CDSC calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

********************************************************************************
HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------


                                    HOW TO BUY SHARES (see chart on page 61 for details) By phone, mail or wire Through Automatic Monthly Investments

Minimum Initial Investment            CLASS A     CLASS B*    CLASS C
                                      -------     -------     -------
Regular Account                        $500        $500        $500
Account With Automatic Monthly
Investment Plan                        $100        $100        $100
IRA and Uniform Transfer (Gift) to
Minors Accounts                        $250        $250        $250

----------
* Class B Shares of the Funds are closed to new investors. Investors with existing accounts who hold Class B Shares may continue to purchase additional Class B Shares in those accounts.

MINIMUM ADDITIONAL INVESTMENT         CLASS A     CLASS B     CLASS C
                                      -------     -------     -------
By Mail                                $100        $100        $100
By Telephone (ACH)                     $100        $100        $100
By Wire                                $500        $500        $500
Account With Automatic Monthly
Investment Plan                        $ 50     $ 50           $ 50

                                    MINIMUM ACCOUNT SIZE You must maintain a minimum account value equal to the current minimum initial investment. If your account falls below this amount due to redemptions (not market action), we may ask you to increase the account to the minimum. If you do not bring the account up to the minimum within 60 days after we contact you, we will close the account and send your money to you.

********************************************************************************
HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

                                    You may withdraw from your account at any time in the following amounts:

                                    o  any amount for redemptions requested by
                                       mail, phone or telegraph

                                    o  $1,000 or more for redemptions wired to
                                       your account ($10 fee)

                                    o  $50 or more for redemptions by a
                                       systematic redemption plan (there may be a fee)

                                    o  $100 or more for redemptions by
                                       automatic monthly exchange to another
                                       Fund

                                    o  $100 or more via ACH; there is no fee
                                       but proceeds may take 4 days to reach
                                       your account

                                    REDEMPTION FEE
                                    The Funds charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange). The redemption fee will be calculated as a percentage of the net asset value of such shares at the time of redemption. This redemption fee is paid directly to the Fund from which shares are redeemed and exchanged. The redemption fee is not a sales charge or a contingent deferred sales charge. The purpose of the additional transaction fee is to allocate costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first and those shares held the shortest as being redeemed last.

                                    The 2% redemption fee will not be charged on the following transactions:

                                   o  Redemptions of shares resulting from
                                      the death or disability (as defined in
                                      the Internal Revenue Code) of the
                                      shareholder including a joint owner.

                                   o  Redemptions of shares on an account
                                      that has demonstrated a severe
                                      hardship, such as a medical emergency,
                                      as determined in the absolute
                                      discretion of the Manager.

                                   o  Redemption of shares acquired through
                                      dividend reinvestment.

                                   o  Redemption of shares acquired through
                                      lump sum or other distributions from a
                                      qualified corporate or self-employed
                                      retirement plan following the
                                      retirement (or following attainment of
                                      age 59 1/2 in the case of a "key
                                      employee" of a "top heavy" plan), as
                                      described in the prospectus.

                                   o  Redemption of shares acquired through
                                      distributions from an individual
                                      retirement account (IRA) or Custodial
                                      Account under Section 403(b)(7) of the
                                      tax code, following attainment of age
                                      59 1/2, as described in the prospectus.

                                   o  Redemption of shares under the Funds'
                                      systematic withdrawal plan, as well as
                                      shares redeemed as a result of required
                                      minimum distributions under certain
                                      employer-sponsored retirement plans or
                                      IRAs.

                                   o  Redemption of shares held through
                                      401(k) or other employer-sponsored
                                      retirement plans. However, the redemption fee does apply to non-mandatory withdrawals from individual retirement accounts (IRAs) and 403(b) custodial accounts.


                                    Each Fund also has the discretion to waive the 2% redemption fee if the Fund is in jeopardy of failing the 90% income test or losing its regulated investment company
                                    (RIC) qualification for tax purposes.
                                    Despite the Funds' implementation of the 2% redemption fee, there may be certain intermediaries that are unable to enforce the Funds' redemption fee (or process its exceptions) because of their inability for various reasons to assess the fee to underlying shareholders or that may use criteria and methods for tracking, applying, and/or calculating the fee that may differ in some respects from that of the Funds.

********************************************************************************
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

                                    The following services are also available to shareholders. Please call your financial consultant or the Funds at (800) 243-9865 for more information.

                                    o  UNIFORM TRANSFERS (GIFTS) TO MINORS
                                       ACCOUNTS

                                    o  ACCOUNTS FOR CORPORATIONS OR PARTNERSHIPS

                                    o  SUB-ACCOUNTING SERVICES FOR KEOGH, TAX
                                       QUALIFIED RETIREMENT PLANS, AND OTHERS

                                    o  PROTOTYPE RETIREMENT PLANS FOR THE
                                       SELF-EMPLOYED, PARTNERSHIPS AND
                                       CORPORATIONS

                                    o  TRADITIONAL IRA ACCOUNTS

                                    o  ROTH IRA ACCOUNTS

                                    o  COVERDELL EDUCATION SAVINGS ACCOUNTS
                                       (FORMERLY EDUCATION IRAS)

                                    o  SIMPLIFIED EMPLOYEE PENSIONS (SEPS)

                                    o  SAVINGS INCENTIVE MATCH PLAN FOR
                                       EMPLOYEES (SIMPLE PLAN)

                                    o  ROLLOVERS FROM THRIFT SAVINGS PLAN (TSP
                                       PLAN) AND OTHER QUALIFIED PLANS


********************************************************************************
HOW SHARE PRICE IS DETERMINED
--------------------------------------------------------------------------------

                                    Shares of each Fund are purchased or
                                    redeemed at the net asset value per share next calculated after your purchase order and payment or redemption order is received by the Fund. In the case of certain financial institutions that have made satisfactory payment or redemption arrangements with the Funds, orders may be processed at the net asset value per share next effective after receipt by that institution.

                                    The net asset value is calculated by
                                    subtracting from each Fund's total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation. The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern time) on days when the Funds are open for business (the same days that the New York Stock Exchange is open for trading). In calculating net asset value, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.

                                    Equity securities owned by the Funds are valued using the official closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. Where the security is listed on more than one exchange, a Fund will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If the last sale price is unavailable, the security is valued at the mean between the last bid and asked prices. Debt securities held by a Fund for which market quotations are readily available are valued at the mean between the last bid and asked prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost.

                                    Under certain circumstances, a security or other asset may be valued at its fair value as determined in good faith by the Company's Valuation Committee under procedures adopted by the Company's Board of Directors. A Fund may use fair value pricing if trading in a security has been halted or suspended, a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Company calculates net asset value. Significant events most commonly occur with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain common stocks to reflect their fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.

********************************************************************************
DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------


DISTRIBUTIONS

                                    Dividends and Distributions. Each Fund has qualified, or intends to qualify, as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The AFBA 5Star High Yield Fund pays distributions from net investment income monthly. The AFBA 5Star Balanced Fund pays distributions from net investment income quarterly, usually in April, June, September and December. The AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund, AFBA 5Star USA Global Fund and AFBA 5Star Science and Technology Fund pay distributions from net investment income semi-annually, usually in June and December. Distributions from net realized capital gains, if any, will be declared by the AFBA 5Star Balanced Fund annually on or before December 31 and by the AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund, AFBA 5Star USA Global Fund, AFBA 5Star High Yield Fund and AFBA 5Star Science and Technology Fund semi-annually, usually in June and December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you have elected on your original application, or by written instructions filed with the Funds, to have them paid in cash. We automatically reinvest all dividends under $10.00 in additional shares of a Fund. There are no fees or sales charges on reinvestments.

                                    Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Funds will send you a corrected Form 1099-DIV to reflect reclassified information.

                                    Avoid "Buying a Dividend." If you are a
                                    taxable investor and invest in a Fund
                                    shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

TAXES

                                    Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

                                    For federal income tax purposes, Fund
                                    distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

                                    Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different AFBA 5Star Fund is the same as a sale.

                                    Backup Withholding. By law, if you do not provide the Funds with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Funds also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

                                    Other. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits.

                                    THIS DISCUSSION OF "DIVIDENDS,
                                    DISTRIBUTIONS, AND TAXES" IS NOT INTENDED OR
                                    WRITTEN TO BE USED AS TAX ADVICE. BECAUSE
                                    EVERYONE'S TAX SITUATION IS UNIQUE, YOU
                                    SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT
                                    FEDERAL, STATE, LOCAL, OR FOREIGN TAX
                                    CONSEQUENCES BEFORE MAKING AN INVESTMENT IN
                                    THE FUNDS.

********************************************************************************
ADDITIONAL POLICIES ABOUT TRANSACTIONS
--------------------------------------------------------------------------------

                                    We cannot process transaction requests that are not completed properly as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

                                    CUSTOMER IDENTIFICATION - The Funds seek to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Funds may limit account activity until investor identification information can be verified.

                                    If the Funds are unable to obtain sufficient investor identification information such that the Funds may form a reasonable belief as to the true identity of an investor, the Funds may take further action including closing the account.

                                    PURCHASES - We may reject orders when not accompanied by payment or when in the best interest of the Funds and their shareholders.

                                    REDEMPTIONS - We try to send proceeds as soon as practical. In any event, we send proceeds by the third business day after we receive a properly completed request. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Under certain circumstances, we may pay you proceeds in the form of portfolio securities owned by the Fund being redeemed. If you receive securities instead of cash, you will incur brokerage costs when converting the securities into cash, and will bear market exposure until such conversion.

                                    If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

                                    If you effect a redemption via wire
                                    transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be deducted directly from your redemption proceeds. If you request redemption checks to be sent via overnight mail, you may be required to pay a $10 fee that will be deducted directly from your redemption proceeds.

                                    TRANSACTIONS THROUGH BROKERS OR AGENTS -
                                    Investors may be charged a fee if they
                                    effect transactions in a Fund through a
                                    broker or agent. The Company has authorized certain brokers to receive purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Company's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at a Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

                                    MARKET TIMERS AND FREQUENT TRADING - While the Funds provide shareholders with daily liquidity, the Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Funds, including but not limited to market timing. Market timing is generally defined as the excessive short-term trading of mutual fund shares that may be harmful to the Funds and their shareholders. The Funds do not allow market timing and have policies and procedures to that end.

                                    Frequent purchases and redemptions of a
                                    Fund's shares may present certain risks for a Fund and its shareholders. These risks include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of a Fund's portfolio, negatively impairing a Fund's performance and increased brokerage and administrative costs for all shareholders, including long-term shareholders who do not generate these costs. A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Funds that invest in overseas securities markets or small cap securities are particularly vulnerable to market timers.

                                    The Funds' Board has adopted policies and procedures to prevent excessive short-term trading and market timing, under which the Funds will refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer. The Funds may refuse or cancel purchase orders (before the investor is priced into a fund) for any reason, without prior notice, particularly purchase orders that the Funds believe are made by or on behalf of market timers. You will be considered a market timer if you have (i) requested a redemption of Fund shares within 60 days of an earlier purchase (or exchange) request, (ii) make investments of large amounts of $1 million or more followed by a redemption (or exchange) request in close proximity to the purchase or (iii) otherwise seem to follow a timing pattern.

                                    The Funds have implemented trade activity monitoring procedures to discourage and prevent market timing or excessive short-term trading in the Funds. For purposes of applying these procedures, the Funds may consider, among other things, an investor's trading history in the Funds, and accounts under common ownership, influence or control. Under these procedures, the Funds or their agents monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities, and for consistent enforcement of the policy. If, as a result of this monitoring, the Funds or their agents believe that a shareholder has engaged in excessive short-term trading, the Fund will refuse to process purchases or exchanges in the shareholder's account.

                                    For direct (networked) accounts where
                                    transaction information can readily be
                                    accessed, the Funds, the Manager or its
                                    agent will seek to use automated systems to monitor transaction activity. Where transactions are placed through omnibus accounts maintained by financial intermediaries, such as 401(k) plan administrators and certain fee-based financial Managers ("Intermediaries"), the ability to monitor trades from the underlying shareholders may be limited. The Manager will monitor daily trade activity of such omnibus accounts to detect potential market timing. If possible market timing is detected, the Intermediary will be requested to provide information regarding underlying shareholders. If market timing activity is discovered, the Intermediary will be directed to monitor and/or block underlying shareholders from investing in the Funds in the same manner as direct accounts. The Funds, the Manager or their agents will also seek to utilize web-based and other tools made available by such intermediaries to provide transparency to screen for excessive short-term trading.

                                    The Funds have implemented fair value
                                    pricing procedures designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, do not result in the dilution of shareholder interests or other harm to shareholders, and help to deter market timing activity. For more information on fair value pricing by the Funds, please see the section entitled "How Share Price is Determined."

                                    The Funds also charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange) to discourage frequent trading. For more information on the Funds' redemption fee, please see the section entitled "How to Redeem Shares."

                                    Although the policy is designed to
                                    discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Manager and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

                                    The policy applies uniformly to all
                                    investors, except as described in the
                                    following circumstances: exemptions to the
                                    Funds' policy defining someone as a market timer may only be granted by the Funds' Chief Compliance Officer upon good reason and exigent circumstances as demonstrated by the individual; exigent circumstances may be deemed as an unforeseen need for funds or a pattern of typically investing $1 million or more; any waiver of the policies on market timing will not be permitted if it would harm a Fund or its shareholders or subordinate the interest of the Fund or the shareholders; and any waiver of prohibitions on market timing made by the Chief Compliance Officer must be reported to the Funds' Board at the next quarterly Board meeting.

                                    ANTI-MONEY LAUNDERING POLICY--In compliance with the USA PATRIOT Act of 2001, please note that the Funds' transfer agent may verify certain information on your account application as part of the Funds' Anti-Money

                                    Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. If the Funds do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received. Please contact the Funds' transfer agent at
                                    (888) 578-2733 if you need additional
                                    assistance when completing your application.

                                    INTERNET ACCOUNT ACCESS - For your
                                    convenience the Funds offer Internet Account
                                    Access so that you may access your account online, 24 hours a day, 7 days a week. You may review your account balance, purchase or redeem Fund shares (online redemptions are not available for IRA accounts), or make exchanges between different AFBA 5Star Funds. Please note that there is a one-business day delay in the effective date of purchases placed over the Internet.

                                    To register for Internet Account Access, please call the Funds (toll-free) at (888) 578-2733. Shareholders who have registered for this service may access their account by visiting the AFBA 5Star Funds' website at WWW.AFBA.COM.

                                    SIGNATURE GUARANTEES - The Funds require a medallion signature guarantee on any redemption over $25,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud), the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). A notarized signature is not sufficient. Please call
                                    (888) 578-2733 for information on obtaining a signature guarantee.

                                    CORPORATIONS, TRUSTS AND OTHER ENTITIES -
                                    Additional documentation is normally
                                    required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

                                    EXCHANGES TO ANOTHER AFBA 5STAR FUND - You must meet the minimum investment requirement of the AFBA 5Star Fund into which you are exchanging. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the prospectus of the Fund being purchased. Call us for a free copy at (888) 578-2733.

                                    TELEPHONE SERVICES - During periods of
                                    increased market activity, you may have
                                    difficulty reaching us by telephone. If this happens, contact us by mail. We may refuse a telephone request, including a telephone redemption request. We will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed and we reasonably believe the instructions are genuine, the Funds are not liable for losses due to unauthorized or fraudulent instructions. At our option, we may limit the frequency or the amount of telephone redemption requests. Neither the Funds nor PFPC Inc., the Funds' transfer agent, assumes responsibility for the authenticity of telephone redemption requests.

********************************************************************************
DISTRIBUTION AND SERVICE ARRANGEMENTS
--------------------------------------------------------------------------------

                                    [begin callout] HOW CAN YOUR FINANCIAL
                                    CONSULTANT HELP YOU? [end callout]


                                    PFPC Distributors, Inc. ("Underwriter"), serves as the Funds' statutory underwriter. The Underwriter facilitates the Funds' distribution efforts and enters into agreements with financial consultants to sell Fund shares.

                                    Your financial consultant is familiar with the Funds and the Sub-Advisers. He or she can answer any questions you may have now, or in the future, about how each Fund operates, which class of shares is most appropriate for you and how the Sub-Advisers investment style works and has performed for other investors. Your financial consultant can be a valuable and knowledgeable resource.

                                    Each Fund has a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay a fee to the Underwriter or others for facilitating the sale and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                    [begin callout] RULE 12B-1 FEES: 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares. [end callout]


                                    Rule 12b-1 permits a fund directly or
                                    indirectly to pay expenses associated with the distribution of its shares and the servicing of its shareholders in accordance with a plan adopted by the fund's board of directors. Pursuant to the Rule, the Board has adopted separate distribution plans for the Class B and Class C Shares of each Fund. Under the Distribution Plans, the Funds will pay distribution fees to the Underwriter at a maximum annual rate of 0.75% of their aggregate average daily net assets attributable to Class B and Class C Shares.

                                    Each Distribution Plan provides that the Underwriter may use the distribution fees received from a class of shares to pay for the distribution and shareholder servicing expenses of that class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to, the Underwriter or any other broker-dealer or financial institution that engages in the distribution of that class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising for that class; (ii) costs of printing and distributing prospectuses, Statements of Additional Information and reports of the Funds to prospective investors in that class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that class; and (iv) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of, respectively, Class B and Class C Shares as accrued.

                                    The distribution fees applicable to the
                                    Class B and Class C Shares are designed to permit you to purchase Class B and Class C Shares through broker-dealers without the assessment of a front-end sales charge.

                                    [begin callout] SHAREHOLDER SERVICE FEES
                                    [end callout]

                                    The Board has also adopted a shareholder service plan pursuant to Rule 12b-1 authorizing the Funds to pay service providers an annual fee not exceeding 0.25% of a Fund's average daily net assets for Class A, Class B and Class C Shares to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

                                    [begin callout] ADDITIONAL PAYMENTS: [end callout]

                                    In addition to the fees described above, the Manager also may make additional payments to dealers or financial intermediaries out of its own assets without additional cost to the Funds or their shareholders. These payments may be made for marketing, promotional or related expenses. In some circumstances, these types of payments may create an incentive for a dealer or a financial intermediary or its representatives to recommend or offer shares of the Funds to its customers. You should ask your dealer or financial intermediary for more details about any such payment it receives.

********************************************************************************
CONDUCTING BUSINESS WITH AFBA 5STAR FUND
--------------------------------------------------------------------------------

                                                     HOW TO OPEN AN ACCOUNT*                     HOW TO ADD TO AN ACCOUNT
----------------------------------------- ---------------------------------------------- -------------------------------------------

BY PHONE

----------------------------------------- ---------------------------------------------- -------------------------------------------
(888)578-2733                             If you already have an Account with us and     You may make investments ($100 minimum)
                                          you have authorized telephone exchanges, you   by telephone. After we have received your
You must authorize each type of           may call to open an account in another         telephone call, we will deduct from your
telephone transaction on your account     AFBA 5Star Fund by exchange ($500 minimum).    checking account the cost of the shares.
application or the appropriate form,      The names and registrations on the accounts
available from us. All account owners     must be identical.                             Availability of this service is subject
must sign. When you call, we may request                                                 to approval by the Funds and participating
personal identification and tape record                                                  banks.
the call.

BY MAIL
----------------------------------------- ---------------------------------------------- -------------------------------------------
INITIAL PURCHASES AND ALL REDEMPTIONS:    Complete  and  sign  the  application   which  Make your check ($100 minimum)  payable to
AFBA 5Star Fund, Inc.                     accompanies  this  Prospectus.  Your  initial  AFBA 5Star Fund,  Inc.  and mail it to us.
c/o PFPC Inc.                             investment  must meet the minimum  investment  Always  identify  your  account  number or
P.O. Box 9779                             requirements.  Make  your  check  payable  to  include  the   detachable   reminder  stub
Providence, RI 02940                      AFBA 5Star Fund, Inc.                          (from your confirmation statement).



OVERNIGHT ADDRESS FOR ALL TRANSACTIONS:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI  02860-1427

SUBSEQUENT PURCHASES:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
P.O. Box 9779
Providence, RI 02940

BY WIRE
----------------------------------------- ---------------------------------------------- -------------------------------------------
PNC Bank                                  Call us first to get an account number. We     Wire share purchases ($500 minimum) should
Pittsburgh, PA                            will require information such as your Social   include the names of each account owner,
ABA #031000053                            Security or Taxpayer Identification Number,    your account number and the AFBA 5Star
Account Number: 8606905871                the amount being wired ($500 minimum), and     Fund in which you are purchasing shares.
FFC: "Name of specific AFBA               the name and telephone number of the wiring    You should notify us by telephone that
5Star Fund"                               bank.  Then tell your bank to wire the amount. you have sent a wire purchase order to
FBO: "Shareholder name and new            You must send us a completed application as    PNC Bank.
account number"                           soon as possible or your account registration
                                          will be delayed.

THROUGH AUTOMATIC TRANSACTION PLANS
----------------------------------------- ---------------------------------------------- -------------------------------------------
You must authorize each type of automatic Not applicable.                                You may authorize automatic monthly
transaction on your account application                                                  investments in a constant dollar amount
or complete an authorization form,                                                       ($50 minimum) from your checking
available from us upon request.                                                          account. We will deduct the amount you
All registered owners must sign.                                                         authorize from your checking account on
                                                                                         the same day each month.


* If you purchase shares of a Fund without the assistance of a Financial Consultant, your account will be held directly with the Fund at its transfer agent. You will not be opening a brokerage account with, or become a customer of, the Underwriter.

************************************************************************************************************************************
HOW TO SELL SHARES                                                    HOW TO EXCHANGE SHARES
--------------------------------------------------------------------- --------------------------------------------------------------
You may redeem shares by telephone ($100,000 maximum) if, when you    You may exchange shares ($100 minimum or the initial minimum
opened your account, you authorized the telephone redemption          investment requirement) for shares in another AFBA 5Star Fund.
privilege. If you have not authorized telephone redemptions and       The shares being exchanged must have been held in an open
wish to do so, please call (888) 578-2733 for instructions and the    account for 15 days or more.
appropriate form.
--------------------------------------------------------------------- --------------------------------------------------------------
In a letter, include the genuine signature of each registered owner   In a letter, include the genuine signature of each registered
(exactly as registered), the name of each account owner, the          owner, the account number, the number of shares or dollar
account number and the number of shares or the dollar amount to be    amount to be exchanged ($100 minimum) and the name of the
redeemed. Written redemption requests for $25,000 or more require     AFBA 5Star Fund into which the amount is being transferred.
a medallion signature guarantee. We will send redemption proceeds only to the address of record.
--------------------------------------------------------------------- --------------------------------------------------------------
A sale of shares held for less than 60 days may be subject to a       A sale of shares held for less than 60 days may be subject to
to a redemption fee of 2.00%.  For more details, see the "How to      a redemption fee of 2.00%. For more details, see the "How to
Redeem Shares" section of this prospectus.                            Redeem Shares" section of this prospectus.
--------------------------------------------------------------------- --------------------------------------------------------------
Redemption proceeds ($1,000 minimum) may be wired to your             Not applicable.
pre-designated bank account. A $10 fee will be deducted. If we receive your written request before 4:00 P.M. (Eastern time) we will normally wire funds the following business day. If we receive your written request after 4:00 P.M. (Eastern time), we will normally wire funds on the second business day. Contact your bank about the time of receipt and availability. If you request redemption checks to be sent via overnight mail, you may be
required to pay a $10 fee that will be deducted directly from your redemption proceeds.
--------------------------------------------------------------------- --------------------------------------------------------------
SYSTEMATIC REDEMPTION PLAN:                                           MONTHLY EXCHANGES:
You may specify a dollar amount ($50 minimum) to be withdrawn         You may authorize monthly exchanges from your account ($100
monthly or quarterly or have your shares redeemed at a rate           minimum) to another AFBA 5Star Fund. Exchanges will be
calculated to exhaust the account at the end of a specified           continued until all shares have been exchanged or until you
period. A fee of $1.50 or less may be charged for each                terminate the service.
withdrawal. You must own shares in an open account valued at
$10,000 when you first authorize the systematic redemption plan.
You may cancel or change your plan or redeem all your shares at any time. We will continue withdrawals until all your shares are redeemed or until you or the Fund cancels the plan.

                                 PRIVACY POLICY
                                       of
                   5Star Financial LLC, 5Star Bank; 5Star Life
                    Insurance Company; AFBA 5Star Investment
                     Management Co.; AFBA 5Star Fund, Inc.;
                        AFBA Five Star Securities Company

We value you as a customer and take your personal privacy seriously. We believe that it is important to protect the confidentiality of your personal information (referred to in this policy as "information"). That's why we take every reasonable precaution to safeguard your information. Details of our approach to privacy and how we safeguard your information are set forth in the Privacy Policy that follows.

WHY WE COLLECT AND HOW WE USE INFORMATION

We collect information about you to help us service your financial needs, to provide you with quality products and services and to fulfill legal and regulatory requirements. We use this information for business purposes with respect to our insurance, banking and mutual fund business relationships involving you. These business purposes include evaluating a request for our products or services, processing benefits claims, administering our products or services, and processing transactions requested by you. It is also used to assure compliance with laws and regulations pertaining to our business. We may also use information to offer you other products or services we provide.

HOW WE COLLECT INFORMATION

We obtain most information directly from you. The information you give us when applying for our products or services generally provides the information we need and will vary depending on the product or service you have requested. However, if we need to verify information or need additional information, we may obtain it, as applicable from third parties such as consumer reporting agencies, physicians, hospitals and other medical personnel.

INFORMATION SHARING

Third-parties that help us conduct our business or perform services on our behalf as well as financial institutions with which we have joint marketing agreements may have access to your information. We may disclose information such as your name, address, social security number and account balances, if any to these associates. These associates are permitted to use this information only for the business purposes for which they were retained, or as required by law. We may also use your information within our affiliated companies to inform you about our innovative financial products and services. Other than this, we do not disclose any information about you, including phone numbers and email address to anyone except as permitted or required by law. If you prefer we not share your name with our affiliated companies, simply notify us in writing or call toll free at (800) 776-2322 and we will honor that request. If you have notified us before, you do not need to notify us again.

HOW WE PROTECT INFORMATION

We restrict access to your information to those associates who have a business need to know that information in order to provide products or services to you or to maintain your accounts. These associates are governed by a strict code of conduct and are required to maintain the confidentiality of customer information. We also maintain physical, electronic and procedural safeguards to protect your information.

REVIEWING YOUR INFORMATION

Keeping your information accurate and up-to-date is very important to us. You may obtain information we have about you (other than information relating to a claim or a criminal or legal proceeding) by writing to us and describing the information you would like. If you believe any of the information is incorrect you may advise us of any corrections you believe should be made. To obtain a report or if you have any questions about our Privacy Policy, please write to us at 5Star Enterprises, 909 North Washington Street, Alexandria, VA 22314 -Attention Compliance Department; or call us at (800) 776-2322; or visit our website at WWW.AFBA.COM

CHANGES TO OUR PRIVACY POLICY

Notice of our Privacy Policy will be provided to you annually, as long as you maintain an ongoing relationship with us. This policy may change from time to time, but you can always view our current policy on our website at WWW.AFBA.COM. Our policy applies to both current and former customers.

AFFILIATED COMPANIES

This notice describes the Privacy Policy of 5Star Financial LLC; 5Star Bank; 5Star Life Insurance Company; AFBA 5Star Investment Management Co.; AFBA 5Star Fund, Inc. and AFBA Five Star Securities Company.

                       THIS IS NOT PART OF THE PROSPECTUS.

                             AFBA 5STAR FUND, INC.SM


ADDITIONAL INFORMATION

A Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this prospectus. This prospectus is also on the Funds' website, WWW.AFBA.COM. The Funds' annual and semi-annual reports to shareholders contain additional information about each Fund's investments. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You can obtain free copies of annual and semi-annual reports and SAIs on the Funds' website at WWW.AFBA.COM.

You may obtain a free copy of these documents by calling, writing or e-mailing the Funds as shown below. You also may call the toll free number given below to request other information about the Funds and to make shareholder inquiries.

You may review and copy the SAI and other information about the Funds by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC. You can obtain information about the Public Reference Room by calling the Commission at (202) 551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at PUBLICINFO@SEC.GOV, or by writing to the Public Reference Section of the Commission, Washington, DC 20549-0102.

AFBA
5STAR
FUND, INC.SM

AFBA 5STAR INVESTMENT MANAGEMENT COMPANY
909 N. Washington Street
Alexandria, Virginia 22314
(800) 243-9865
WWW.AFBA.COM

Shareholder Inquiries (888) 578-2733                      INVESTMENT COMPANY ACT
                                                                     file number

AFBA-PROS-ABC-07                                                        811-8035

                         Prospectus dated July 31, 2007


                             AFBA 5STAR FUND, INC.SM
                              Institutional Series


        AFBA 5Star Mid Cap Value Fund (Formerly, AFBA 5Star Mid Cap Fund)
                            AFBA 5Star Small Cap Fund
                            AFBA 5Star Large Cap Fund
                           AFBA 5Star USA Global Fund
                            AFBA 5Star Balanced Fund
                           AFBA 5Star High Yield Fund
                      AFBA 5Star Science & Technology Fund


                                 Class I Shares

SHARES OF THE FUND HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

********************************************************************************

PROSPECTUS DATED JULY 31, 2007


AFBA 5STAR FUND, INC.

                           MANAGER:
                           AFBA 5STAR INVESTMENT MANAGEMENT COMPANY


                           SUB-ADVISERS:
                           Dreman Value Management, L.L.C.
                           Marvin & Palmer Associates, Inc.
                           Financial Counselors, Inc.
                           The London Company
                           Trendstar Advisors, LLC
                           Bjurman, Barry & Associates

                           UNDERWRITER:
                           PFPC DISTRIBUTORS, INC.


********************************************************************************
Table of Contents

                                                                            Page

INFORMATION ABOUT THE FUNDS

Investment Objectives and Principal Investment Strategies...................2
Principal Risk Factors......................................................6
Past Performance............................................................9
Fees and Expenses...........................................................16
Portfolio Holdings..........................................................18
Manager and Sub-Advisers....................................................18
Financial Highlights........................................................26
INFORMATION ABOUT INVESTING
How to Purchase Shares......................................................34
How to Redeem Shares........................................................35
Shareholder Services........................................................36
How Share Price is Determined...............................................37
Distributions and Taxes.....................................................38
Additional Policies About Transactions......................................39
Conducting Business with AFBA 5Star Fund....................................44

********************************************************************************
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

         The investment objectives and the manner in which the funds within AFBA 5Star Fund, Inc. (the "Company") will pursue their objectives are as follows:


         o AFBA 5STAR MID CAP VALUE FUND (FORMERLY, AFBA 5STAR MID CAP FUND) - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic equity securities (common stocks, convertibles and warrants) issued by medium-sized or "mid cap" companies. The Fund considers a company to be a mid cap company if it has a market capitalization between $1 billion and $10 billion at the time of purchase.


         o AFBA 5STAR SMALL CAP FUND - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic equity securities issued by small capitalization or "small cap" companies. The Fund considers a company to be a small cap company if it has a market capitalization of less than $2 billion at the time of purchase or if the company's market capitalization would place it in the lowest 20% of total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or trading on the NASDAQ system.


         o AFBA 5STAR LARGE CAP FUND - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic common stocks of large capitalization or "large cap" companies. The Fund considers a company to be a large cap company if it has a market capitalization of $10 billion or greater at the time of purchase.


         o AFBA 5STAR USA GLOBAL FUND - seeks capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common stocks of companies based in the United States that receive greater than 40% of their revenues or pre-tax income from global sales and operations. The international operations of these U.S.- based companies will provide investors with exposure to at least three foreign countries.


         o AFBA 5STAR BALANCED FUND - seeks both long-term capital growth and high current income. To pursue its investment objectives, the Fund invests primarily in domestic common stocks and high-yielding, higher-risk debt securities, preferred stocks and convertible preferred stocks.

         o AFBA 5STAR HIGH YIELD FUND - seeks high current income with capital growth as a secondary objective. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in high-yielding, higher-risk debt securities.

         o AFBA 5STAR SCIENCE & TECHNOLOGY FUND - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common stocks and other domestic equity securities (including convertibles and warrants) of companies expected to benefit from the development, advancement, and use of science and technology.

         [Begin Callout] MARKET CAPITALIZATION: How much a company is considered to be worth. It equals the number of outstanding shares times the share price. [End Call out]


         Each Fund's principal investment strategies are described below:


         o AFBA 5STAR MID CAP VALUE FUND - focuses on securities that are undervalued, but have favorable prospects for appreciation. The sub-adviser's stock selection process encompasses screening for stocks of mid-cap companies with below market price-to-earnings ratios that are financially solid and comparisons of the company's stock price to its book value, cash flow and yield. The sub-adviser analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term capital appreciation and dividend growth. The sub-adviser assembles the Mid Cap Value Fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

         o AFBA 5STAR SMALL CAP FUND - targets small cap companies. The sub-advisers identify smaller companies that exhibit consistent or predictable cash generation and/or are expected to benefit from long-term industry or technological trends. The sub-advisers then select securities based on: 1) fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis.

         o AFBA 5STAR LARGE CAP FUND - invests in large cap companies expected to benefit from long-term industry and technological trends that are likely to positively impact company performance. Long-term trends are identified with the purpose of investing in companies that should have favorable operating environments over the next three to five years. The final stock selection process includes: 1) ongoing fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis. The Fund may have a significant amount of assets invested in the technology sector. Realization of dividend income is a secondary consideration.

         o AFBA 5STAR USA GLOBAL FUND - identifies U.S.- based multinational companies that exhibit consistent or predictable cash generation and/or are expected to benefit from the growth of sales outside the United States. The sub-adviser then selects securities based on: 1) fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.;
         3) rigorous valuation analysis; and 4) the issuer must have substantial international operations. The Fund may have a significant amount of assets invested in the technology sector.

         o AFBA 5STAR BALANCED FUND - invests in a combination of domestic common stocks, high-yielding, higher-risk corporate bonds and high-yielding, higher-risk convertible debt securities. The Fund may also invest in government bonds, mortgage-backed securities and asset-backed securities. The allocation of assets invested in each type of security is designed to balance yield income and long-term capital appreciation with reduced volatility of returns. The Fund expects to change its allocation mix over time based on the Manager's view of economic conditions and underlying security values. Under normal circumstances, the Manager will allocate at least 25% of the Fund's assets to a sub-adviser to be invested in equity securities and at least 25% to a sub-adviser to be invested in debt securities. Many of the Fund's common stock investments are expected to pay dividends.


         o AFBA 5STAR HIGH YIELD FUND - uses extensive fundamental research to identify debt investment opportunities among high-risk, high-yielding securities. Emphasis is placed on relative value and good corporate management. Specifically, the sub-adviser may look at a number of past, present and estimated factors such as: 1) financial strength of the issuer; 2) cash flow; 3) management; 4) borrowing requirements; and 5) responsiveness to changes in interest rates and business conditions.

         o AFBA 5STAR SCIENCE & TECHNOLOGY FUND - selects stocks that the sub-adviser believes have prospects for above-average earnings growth based on intensive fundamental research. Portfolio holdings can range from small companies that are developing new technologies to blue chip firms with established track records of developing, producing or distributing products and services in the science and technology industries. The Fund may also invest in companies that are likely to benefit from technological advances even if those companies are not directly involved in the specific research and development. The Fund focuses on technology and healthcare-related companies which, in the sub-adviser's opinion, have sustainable long-term business models, as well as companies that are likely to benefit from long-term trends identified by the sub-adviser. Some of the industries likely to be represented in the Fund's portfolio are:

         o        Electronics, including hardware, software and components;
         o        Communications;
         o        E-commerce;
         o        Information;
         o        Media;
         o        Life sciences and healthcare;
         o        Environmental services;
         o        Chemicals and synthetic materials; and
         o        Defense and aerospace.


         INVESTMENT STYLE AND TURNOVER - The sub-advisers normally do not engage in active or frequent trading of the Funds' investments. Instead, to reduce turnover of the Funds' holdings, each sub-adviser's general strategy is to purchase securities for the Funds based upon what the sub-adviser believes are long-term trends. This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains. A sub-adviser may sell a Fund's investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.


         TEMPORARY INVESTMENTS - The Funds generally hold some cash, short-term debt obligations, government securities or high quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in such investments for temporary defensive purposes. During those times, a Fund will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets. Also, keep in mind that a temporary defensive strategy still has the potential to lose money.


         INVESTMENT OBJECTIVE AND POLICY CHANGES - The investment objectives and policies described above indicate how the Funds are managed. Each Fund's investment objective is fundamental, which means it may only be changed if both the Board of Directors and shareholders approve the change. The policies of the AFBA 5Star Large Cap, AFBA 5Star USA Global, AFBA 5Star Balanced and AFBA 5Star High Yield Funds are also fundamental. With respect to the AFBA 5Star Mid Cap Value, AFBA 5Star Small Cap and AFBA 5Star Science & Technology Funds' policy of investing, under normal circumstances, at least 80% of its net assets in the types of securities suggested by each Fund's name, shareholders of such Funds must receive at least 60 days' notice before any change.

********************************************************************************

         [Begin Callout] DIVERSIFICATION: A technique to reduce the risks inherent in any investment by investing in a broad range of securities from different industries, locations or asset classes. [end Callout]

PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------

         MARKET RISKS - Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time. Since the Funds (except the AFBA 5Star High Yield Fund) are normally invested in equity securities, the value of these Funds will likely go up and down. As with an investment in any mutual fund, there is a risk that you could lose money by investing in the Funds.


         A Fund's success depends largely on a sub-adviser's ability to select favorable investments. Also, different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times stocks will be more or less favorable than bonds, and small cap or mid cap company stocks will be more or less favorable than large cap company stocks. Because of this, the Funds may perform better or worse than other types of funds depending on what is in "favor."


         DEBT RISKS - The yields and principal values of debt securities will also fluctuate. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. Furthermore, these fluctuations tend to increase as a bond's maturity increases such that a longer term bond will increase or decrease more for a given change in interest rates than a shorter term bond.


         INTERNATIONAL RISKS - International investing poses additional risks such as currency fluctuation, political instability, less government regulation, less publicly available information, limited trading markets and greater volatility. However, the AFBA 5Star USA Global Fund invests only in U.S. companies traded in the United States and denominated in U.S. dollars. Although this type of investment is not considered direct foreign investment, the U.S. companies with substantial foreign operations in which this Fund normally invests will be exposed to risks inherent in foreign investments. As a shareholder in these companies, the Fund, and in turn, the Fund's shareholders, will be indirectly exposed to, and perhaps adversely affected by, these inherent foreign risks. The AFBA 5Star Mid Cap Value, AFBA 5Star Small Cap and AFBA 5Star Science & Technology Funds may also invest in U.S. companies with substantial international operations to a more limited degree and, to the extent they do so, will be subject to the same foreign risks.

         All of the Funds (except the AFBA 5Star USA Global Fund) may gain international exposure by investing in American Depositary Receipts ("ADRs") and securities of foreign companies that are traded on U.S. stock exchanges. The Funds do not intend to buy securities of foreign companies directly through foreign stock exchanges. ADRs are typically certificates that are publicly traded in the United States and represent ownership in underlying foreign securities. Investing in foreign companies, even indirectly through ADRs, may involve the same inherent foreign risks, as described above. These risks can increase the potential for losses in the Fund.


         MID CAP COMPANY RISKS - The AFBA 5Star Mid Cap Value Fund invests primarily in mid cap companies. Generally, mid cap companies may have more potential for growth than large cap companies. Investing in mid cap companies, however, may involve greater risks than investing in large cap companies. Mid cap companies may not have the management experience, financial resources, product diversification or competitive strengths of large cap companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies. An investment in the Fund may be more suitable for long-term investors who are willing to bear the risk of these fluctuations. Mid cap company stocks may be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if the Fund wants to sell a large quantity of a mid cap company's stock it may have to sell at a lower price than the sub-adviser might prefer, or it may have to sell in small quantities over a period of time. The Fund's sub-adviser attempts to minimize this risk by investing in stocks that are readily bought and sold.

         SMALL CAP COMPANY RISKS - The AFBA 5Star Small Cap Fund invests primarily in small cap companies. Investments in small cap companies often involve greater risks than investing in large cap companies. These companies may not have the management experience, financial resources, product diversification or competitive strengths of large cap companies. As a result, the securities of small cap companies may be more volatile than the securities of larger, more established companies. Thus, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. The Fund tries to minimize volatility by diversifying in terms of companies and industries. Small cap company stocks tend to be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if the Fund wants to sell a large quantity of a small cap company's stock it may have to sell at a lower price than the sub-advisers might prefer, or it may have to sell in small quantities over a period of time. The Fund's sub-advisers try to minimize this risk by investing in stocks that are readily bought and sold.

         LARGE CAP COMPANY RISKS - The AFBA 5Star Large Cap Fund invests primarily in large cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Large cap companies are also sometimes unable to attain the high growth rates of successful, small cap companies, especially during extended periods of economic expansion.


         HIGH YIELD RISKS - The AFBA 5Star Balanced and AFBA 5Star High Yield Funds invest in lower-rated, high-yielding bonds (commonly known as "junk bonds"). These bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer of a debt security will fail to make timely payments of principal or interest to the Funds. Lower-rated securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. Lower-rated securities also tend to have less liquid markets than higher-rated securities. In addition, market prices of lower-rated bonds tend to react more negatively to adverse economic or political changes, investor perceptions or individual corporate developments than the market prices of higher-rated bonds.

         SECTOR RISKS - Since the AFBA 5Star Science & Technology Fund is focused on science and technology related industries, it is more concentrated than stock funds invested in a broader range of industries. The AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund may also at times invest significantly in technology related industries. Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to such companies. For example, products or services that first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. In addition, technology industries can be affected by competition from new market entrants as well as developing government regulations and policies. The level of risk will rise to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management. Therefore, the AFBA 5Star Science & Technology Fund is likely to be more volatile, and the AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund, to the extent they focus on technology related industries, may be more volatile than a fund that does not invest significantly in technology related industries.


         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISKS - The AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund invest in mortgage-backed and asset-backed securities, which are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, a Fund may have to replace the security by investing the proceeds in a less attractive security. This may reduce a Fund's share price and its income distribution.

         MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS - The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest.

********************************************************************************
PAST PERFORMANCE
--------------------------------------------------------------------------------

The performance information shown on the following pages provides an indication of the risks of investing in the Funds. The bar charts show the total returns for Class I Shares of each Fund for each full calendar year since commencement of operations. The tables show each Fund's average annual returns for certain periods compared with those of a relevant, widely recognized benchmark. The returns assume that all dividends and capital gains distributions have been reinvested in new shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If a Fund has realized capital losses, the return after taxes on distributions and sale of Fund shares may be higher than the return before taxes and the return after taxes on distributions. The calculation of return after taxes on distributions and sale of Fund shares assumes that a shareholder has sufficient capital gains of the same character to offset any capital losses on a sale of Fund shares and that the shareholder may therefore deduct the entire capital loss. A FUND'S PAST PERFORMANCE (BOTH BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW A FUND WILL PERFORM IN THE FUTURE.

********************************************************************************

AFBA 5STAR MID CAP VALUE FUND

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------

         2003                   43.92%
         2004                   15.94%
         2005                   13.23%
         2006                    5.38%



Year-to-Date Return as of June 30, 2007 = 12.33%
Best Quarter: Quarter Ended June 30, 2003 = 22.91%
Worst Quarter: Quarter Ended June 30, 2006 = (8.35%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

-------------------------------------------------------------------------------------------------------------------------
                                                                                                     ANNUALIZED TOTAL
                                                                                                          RETURN
                                                                                  1 YEAR             SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------------

AFBA 5Star Mid Cap Value Fund

Return before taxes.............................................................  5.38%                   10.66%

Return after taxes on distributions.............................................  5.24%                   10.56%

Return after taxes on distributions and sale of shares..........................  3.68%                    9.26%

S&P 400 Mid Cap Index (reflects no deduction for fees,
expenses or taxes) (2).......................................................... 10.26%                   10.26%


Lipper Mid Cap Fund Index (reflects no deduction for fees,

expenses or taxes) (3).......................................................... 12.02%                    8.85%



Russell 2500 Value Index (reflects no deduction for fees,
expenses or taxes) (4).......................................................... 20.56%                   11.22%

-------------------------------------------------------------------------------------------------------------------------

(1) INCEPTION DATE OF THE FUND = MAY 1, 2002.

(2) THE S&P 400 MID CAP INDEX IS AN UNMANAGED, MARKET CAPITALIZATION-WEIGHTED INDEX OF 400 MEDIUM-CAPITALIZATION STOCKS DESIGNED TO MEASURE THE MID-SIZE COMPANY SEGMENT OF THE U.S. MARKETS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE FUND MAY NOT DISCLOSE THIS BENCHMARK PERFORMANCE INFORMATION IN THE FUTURE.



(3) THE LIPPER MID CAP FUND INDEX IS COMPRISED OF MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES WITH MARKET CAPITALIZATION (ON A THREE-YEAR WEIGHTED BASIS) OF LESS THAN 300% OF THE DOLLAR-WEIGHTED MEDIAN MARKET CAPITALIZATION OF THE S&P MID CAP 400 INDEX. THESE FUNDS HAVE LATITUDE WITH RESPECT TO THE VALUATIONS (PRICE-TO-EARNINGS, PRICE-TO-BOOK, AND THREE-YEAR EARNINGS GROWTH) OF THE SECURITIES IN THEIR PORTFOLIO AND MAY ALTER THEIR PORTFOLIO STYLE OVER TIME. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(4) EFFECTIVE JULY 16, 2007, THE FUND'S BENCHMARK INDEX CHANGED FROM THE S&P 400 MID CAP INDEX TO THE RUSSELL 2500 VALUE INDEX. THE MANAGER BELIEVES THIS BENCHMARK INDEX MORE APPROPRIATELY REFLECTS THE TYPES OF SECURITIES HELD IN THE PORTFOLIO AND PROVIDES THE BEST COMPARATIVE PERFORMANCE INFORMATION. THE RUSSELL 2500 VALUE INDEX measures THE PERFORMANCE OF COMPANIES IN THE RUSSELL 2500 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE PERFORMANCE OF THE RUSSELL 2500 VALUE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


********************************************************************************
AFBA 5STAR SMALL CAP FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------

         2002                       (26.35%)
         2003                        51.41%
         2004                        23.71%
         2005                         1.01%
         2006                        13.35%

Year-to-Date Return as of June 30, 2007 = 9.90%
Best Quarter: Quarter Ended June 30, 2003 = 30.88%
Worst Quarter: Quarter Ended September 30, 2002 = (22.78%)


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        ANNUALIZED TOTAL
                                                                                                             RETURN
                                                                                  1 YEAR    5 YEARS   SINCE INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------
AFBA 5Star Small Cap Fund

Return before taxes............................................................. 13.35%        9.57%           13.18%

Return after taxes on distributions............................................. 13.00%        9.47%           13.08%

Return after taxes on distributions and sale of shares..........................  9.12%        8.32%           11.57%

S&P 600 Small Cap Index (reflects no deduction for fees, expenses or
taxes)(2)....................................................................... 15.07%       12.44%           15.10%

Lipper Small Cap Fund Index (reflects no deduction for fees, expenses
or taxes)(3).................................................................... 14.64%        9.91%           11.82%

Russell 2000 Growth Index (reflects no deduction for fees,
expenses or taxes) (4).......................................................... 13.34%        6.35%            9.05%

------------------------------------------------------------------------------------------------------------------------

(1) INCEPTION DATE OF THE FUND = OCTOBER 15, 2001.


(2) THE S&P 600 SMALL CAP INDEX IS A MARKET VALUE-WEIGHTED INDEX CONSISTING OF 600 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE PERFORMANCE OF THE S&P 600 SMALL CAP INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE FUND MAY NOT DISCLOSE THIS BENCHMARK PERFORMANCE INFORMATION IN THE FUTURE.


(3) THE LIPPER SMALL CAP FUND INDEX IS COMPRISED OF THE TOP 25-30 MANAGED MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES WITH MARKET CAPITALIZATIONS (ON A THREE-YEAR WEIGHTED BASIS) LESS THAN 250% OF THE DOLLAR-WEIGHTED MEDIAN OF THE SMALLEST 500 OF THE MIDDLE 1,000 SECURITIES OF THE S&P SUPERCOMPOSITE 1500 INDEX. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


(4) EFFECTIVE JULY 16, 2007, THE FUND'S BENCHMARK INDEX CHANGED FROM THE S&P 600 SMALL CAP INDEX TO THE RUSSELL 2000 GROWTH INDEX. THE MANAGER BELIEVES THIS BENCHMARK INDEX MORE APPROPRIATELY REFLECTS THE TYPES OF SECURITIES HELD IN THE PORTFOLIO AND PROVIDES THE BEST COMPARATIVE PERFORMANCE INFORMATION. THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST OF THE 3,000 LARGEST PLACECOUNTRY-REGIONU.S. COMPANIES BASED ON MARKET CAPITALIZATION. THE PERFORMANCE OF THE RUSSELL 2000 GROWTH INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


********************************************************************************

AFBA 5STAR LARGE CAP FUND

--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------

        1998                        6.37%
        1999                       13.23%
        2000                       20.18%
        2001                      (15.08%)
        2002                      (25.61%)
        2003                       30.09%
        2004                        7.82%
        2005                        1.79%
        2006                       10.16%

Year-to-Date Return as of June 30, 2007 = 11.65%
Best Quarter: Quarter Ended June 30, 2003 = 20.10%
Worst Quarter: Quarter Ended September 30, 2001 = (20.03%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
-------------------------------------------------------------------------------------------------------------------

                                                                                                   ANNUALIZED TOTAL
                                                                                                     RETURN SINCE
                                                                          1 YEAR         5 YEARS      INCEPTION(1)

-------------------------------------------------------------------------------------------------------------------

AFBA 5Star Large Cap Fund

Return before taxes....................................................   10.16%          3.19%          4.88%

Return after taxes on distributions....................................   10.16%          3.17%          4.71%

Return after taxes on distributions and sale of shares.................    6.61%          2.72%          4.15%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2)...   15.61%          6.10%          7.18%

Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes) (3).................................................    9.04%          1.60%          3.22%

-------------------------------------------------------------------------------------------------------------------


(1) INCEPTION DATE OF THE FUND = JUNE 3, 1997.

(2) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE FUND MAY NOT DISCLOSE THIS BENCHMARK PERFORMANCE INFORMATION IN THE FUTURE.

(3) EFFECTIVE JULY 16, 2007, THE FUND'S BENCHMARK INDEX CHANGED FROM THE S&P 500 INDEX TO THE RUSSELL 1000 GROWTH INDEX. THE MANAGER BELIEVES THIS BENCHMARK INDEX MORE APPROPRIATELY REFLECTS THE TYPES OF SECURITIES HELD IN THE PORTFOLIO AND PROVIDES THE BEST COMPARATIVE PERFORMANCE INFORMATION. THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST U.S. COMPANIES IN THE RUSSELL 3000 INDEX BASED ON MARKET CAPITALIZATION. THE PERFORMANCE OF THE RUSSELL 1000 GROWTH INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR USA GLOBAL FUND


--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------

         1998              8.10%
         1999             32.15%
         2000              8.73%
         2001            (10.53%)
         2002            (27.01%)
         2003             37.50%
         2004              6.62%
         2005              4.11%
         2006             11.54%

Year-to-Date Return as of June 30, 2007 = 9.87%
Best Quarter: Quarter Ended December 31, 1999 = 19.48%
Worst Quarter: Quarter Ended September 30, 2002 = (21.91%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
-------------------------------------------------------------------------------------------------------------------

                                                                                                 ANNUALIZED TOTAL
                                                                                                   RETURN SINCE
                                                                           1 YEAR      5 YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------
AFBA 5Star USA Global Fund


Return before taxes...................................................    11.54%        4.44%          6.20%

Return after taxes on distributions...................................    11.54%        4.41%          6.03%

Return after taxes on distributions and sale of shares................     7.50%        3.80%          5.35%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2)..    15.61%        6.10%          7.18%

Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes) (3)................................................     9.04%        1.60%          3.22%

-------------------------------------------------------------------------------------------------------------------

(1) INCEPTION DATE OF THE FUND = JUNE 3, 1997.


(2) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE FUND MAY NOT DISCLOSE THIS BENCHMARK PERFORMANCE INFORMATION IN THE FUTURE.

(3) EFFECTIVE JULY 16, 2007, THE FUND'S BENCHMARK INDEX CHANGED FROM THE S&P 500 INDEX TO THE RUSSELL 1000 GROWTH INDEX. THE MANAGER BELIEVES THIS BENCHMARK INDEX MORE APPROPRIATELY REFLECTS THE TYPES OF SECURITIES HELD IN THE PORTFOLIO AND PROVIDES THE BEST COMPARATIVE PERFORMANCE INFORMATION. THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST U.S. COMPANIES IN THE RUSSELL 3000 INDEX BASED ON MARKET CAPITALIZATION. THE PERFORMANCE OF THE RUSSELL 1000 GROWTH INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR BALANCED FUND

--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------

         1998                  (0.38%)
         1999                   6.67%
         2000                  11.18%
         2001                   2.50%
         2002                 (14.83%)
         2003                  26.48%
         2004                  13.99%
         2005                   5.58%
         2006                  15.87%

Year-to-Date Return as of June 30, 2007 = 6.67%
Best Quarter: Quarter Ended June 30, 2003= 13.50%
Worst Quarter: Quarter Ended September 30, 2001= (13.52%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

-------------------------------------------------------------------------------------------------------------------

                                                                                                ANNUALIZED TOTAL
                                                                                                  RETURN SINCE
                                                                            1 YEAR     5 YEARS     INCEPTION(1)

-------------------------------------------------------------------------------------------------------------------

AFBA 5Star Balanced Fund

Return before taxes....................................................     15.87%      8.48%         7.46%

Return after taxes on distributions....................................     14.58%      7.22%         6.05%

Return after taxes on distributions and sale of shares.................     10.54%      6.57%         5.59%

S&P 500 Index (reflects no deductions for fees, expenses or taxes)(2)..     15.61%      6.10%         7.18%

Lipper Balanced Fund Index (reflects no deduction for fees, expenses or
taxes)(3)..............................................................     11.60%      6.51%         6.94%

-------------------------------------------------------------------------------------------------------------------


(1) INCEPTION DATE OF THE FUND = JUNE 3, 1997.

(2) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) THE LIPPER BALANCED FUND INDEX IS AN UNMANAGED INDEX AND INCLUDES THE 30 LARGEST MUTUAL FUNDS WHOSE PRIMARY OBJECTIVE IS TO CONSERVE PRINCIPAL BY MAINTAINING AT ALL TIMES A BALANCED PORTFOLIO OF BOTH STOCKS AND BONDS. TYPICALLY THE STOCK/BOND RATIO OF FUNDS IN THE INDEX RANGES AROUND 60%/40%. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR HIGH YIELD FUND

--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------

         1998                       (5.98%)
         1999                        2.32%
         2000                        7.71%
         2001                        9.95%
         2002                        2.48%
         2003                       20.23%
         2004                        8.39%
         2005                       (1.12%)
         2006                        8.78%

Year-to-Date Return as of June 30, 2007 = 3.32%
Best Quarter: Quarter Ended June 30, 2003 = 8.51%
Worst Quarter: Quarter Ended September 30, 1998 = (6.27%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

-------------------------------------------------------------------------------------------------------------------

                                                                                                   ANNUALIZED TOTAL
                                                                                                     RETURN SINCE
                                                                            1 YEAR       5 YEARS      INCEPTION(1)

-------------------------------------------------------------------------------------------------------------------

AFBA 5Star High Yield Fund

Return before taxes....................................................      8.78%        7.51%          5.99%

Return after taxes on distributions....................................      6.61%        5.40%          3.39%

Return after taxes on distributions and sale of shares.................      5.89%        5.19%          3.48%

Merrill Lynch High Yield Bond Index (reflects no deduction for fees,
expenses or taxes)(2)..................................................     11.64%        9.84%          6.67%

Lipper High Yield Fund Index (reflects no deduction for fees, expenses
or taxes)(3)...........................................................     10.18%        9.08%          4.83%

-------------------------------------------------------------------------------------------------------------------


(1) INCEPTION DATE OF THE FUND = JUNE 3, 1997.

(2) THE MERRILL LYNCH HIGH YIELD BOND INDEX IS AN UNMANAGED INDEX COMPRISED OF OVER 1,200 HIGH YIELD BONDS REPRESENTATIVE OF THE HIGH YIELD BOND MARKET AS A WHOLE. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) THE LIPPER HIGH YIELD FUND INDEX IS A WIDELY RECOGNIZED INDEX OF MUTUAL FUNDS THAT INVEST PRIMARILY IN HIGH YIELD BONDS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************

AFBA 5STAR SCIENCE & TECHNOLOGY FUND

--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------

         2002                      (38.79%)
         2003                       63.38%
         2004                       11.65%
         2005                        6.61%
         2006                       11.71%

Year-to-Date Return as of June 30, 2007 = 11.54%
Best Quarter: Quarter Ended June 30, 2003 = 29.29%
Worst Quarter: Quarter Ended June 30, 2002 = (30.93%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

-----------------------------------------------------------------------------------------------------------------------

                                                                                                     ANNUALIZED TOTAL
                                                                                                          RETURN
                                                                           1 YEAR       5 YEARS      SINCE INCEPTION(1)

-----------------------------------------------------------------------------------------------------------------------

AFBA 5Star Science & Technology Fund

Return before taxes....................................................... 11.71%        5.86%            8.33%

Return after taxes on distributions....................................... 10.69%        5.45%            7.93%

Return after taxes on distributions and sale of shares....................  8.71%        4.93%            7.11%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2)...... 15.61%        6.10%            7.18%

Lipper Science & Technology Fund Index (reflects no deduction for fees,
expenses or taxes)(3).....................................................  6.72%        0.76%            3.07%

-----------------------------------------------------------------------------------------------------------------------


(1) INCEPTION DATE OF THE FUND = OCTOBER 12, 2001.

(2) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) THE LIPPER SCIENCE & TECHNOLOGY FUND INDEX IS AN UNMANAGED, EQUALLY-WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING MUTUAL FUNDS (BASED ON NET ASSETS) IN THE LIPPER SCIENCE AND TECHNOLOGY CLASSIFICATION. THERE ARE CURRENTLY 30 FUNDS REPRESENTED IN THIS INDEX. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


********************************************************************************
FEES AND EXPENSES
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of each AFBA 5Star Fund.


                                                                                                                            AFBA
                                          AFBA          AFBA          AFBA          AFBA          AFBA          AFBA        5STAR
                                         5STAR         5STAR         5STAR         5STAR         5STAR         5STAR      SCIENCE &
                                        MID CAP      SMALL CAP     LARGE CAP     USA GLOBAL     BALANCED     HIGH YIELD  TECHNOLOGY
                                       VALUE FUND       FUND          FUND          FUND          FUND          FUND        FUND

-----------------------------------------------------------------------------------------------------------------------------------
Shareholder Fees

(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price)..      None          None          None          None          None           None        None
   Maximum Deferred Sales Charge
     (Load).........................      None          None          None          None          None           None        None
   Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends......................      None          None          None          None          None           None        None
   Redemption Fee (as a percentage of
     amount redeemed for shares held
     less than 60 days payable to the
     Fund)(1)..........................   2.00%         2.00%         2.00%         2.00%         2.00%          2.00%        2.00%

Exchange Fee........................      None          None          None          None          None           None         None

ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED
   FROM FUND ASSETS)


   Management Fees..................     0.80%         0.80%         0.80%         0.80%         0.80%          0.80%        0.80%
   Distribution (12b-1) Fees........      None          None          None          None          None           None         None
   Other Expenses...................     0.80%         0.48%         0.88%         0.78%         0.45%          0.92%        1.55%
                                        -----          ----         -----         -----         -----          -----         -----
   Annual Fund Operating Expenses...     1.60%         1.28%         1.68%         1.58%         1.25%          1.72%        2.35%
   Less Fee Reduction/Expense
     Payments(2)....................    (0.32%)        0.00%        (0.40%)       (0.30%)       (0.17%)        (0.64%)      (0.92%)
                                        -----          ----         -----         -----         -----          -----         -----

   Net Total Annual Fund Operating
     Expenses(2)....................     1.28%         1.28%         1.28%         1.28%         1.08%          1.08%        1.43%
                                        =====          ====         =====         =====         =====          =====         =====


(1) The redemption fee is calculated as a percentage of the amount redeemed and may be charged when shares are sold or exchanged within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. For more details, see the "How to Redeem Shares" section of this prospectus. If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be deducted directly from your redemption proceeds. If you request redemption checks to be sent via overnight mail, you may be required to pay a $10 fee that will be deducted directly from your redemption proceeds.


(2) The Manager has entered into a contractual agreement to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses to 1.08% through July 31, 2008 with respect to the AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund. In addition, the Manager has contractually agreed to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses through July 31, 2008 to 1.28% for the AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund. With regard to AFBA 5Star Science & Technology Fund, the Manager has entered into a contractual arrangement to limit fees and/or pay expenses in amounts necessary to limit Total Annual Operating Expenses to 1.50% through July 31, 2008. After July 31, 2008, the Manager may either renew or terminate these arrangements. For the previous period from August 1, 2006 through July 31, 2007, with respect to the AFBA 5Star Science & Technology Fund, the Manager limited fees and/or paid expenses in amounts necessary to limit the AFBA 5Star Science and Technology Fund's Total Operating Expenses to 1.28%. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the Manager may seek to recoup amounts it previously reduced or expenses that it paid. The Manager will only seek to recoup such amounts if total annual fund operating expenses plus the amounts recouped do not exceed the expense limitation target. The Manager shall be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid. With respect to the AFBA 5Star Science and

    Technology Fund, the Fee Reduction/Expense Payments and Net Annual Fund Operating Expenses set forth in the table above have been restated to reflect the Fee Reduction/Expense Payments and Net Total Annual Fund Operating Expenses that would have been applicable if contractual limits on fees and expenses were those in place for the fiscal year ending March 31, 2008. The Fee Reduction/Expense Payments and Net Total Operating Expenses were calculated using a blended contractual fee limit based on the limit of 1.28% that was in place from April 1, 2007 through July 31, 2007 and the limit of 1.50% that was in place from August 1, 2007 through March 31, 2008. The actual Fee Reduction/Expense Payments and Net Annual Fund Operating Expenses for the fiscal year ended March 31, 2007 were 1.07% and 1.28%, respectively.


********************************************************************************
FEE EXAMPLES
--------------------------------------------------------------------------------

The following examples are intended to help you compare the cost of investing in each AFBA 5Star Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR              3 YEARS               5 YEARS             10 YEARS
                                         -------------------- -------------------- -------------------- --------------------

AFBA 5Star Mid Cap Value Fund(1)                 $130                $474                  $841                $1,873
AFBA 5Star Small Cap Fund(1)                     $130                $406                  $702                $1,545
AFBA 5Star Large Cap Fund(1)                     $130                $491                  $875                $1,954
AFBA 5Star USA Global Fund(1)                    $130                $469                  $832                $1,853
AFBA 5Star Balanced Fund(1)                      $110                $380                  $670                $1,496
AFBA 5Star High Yield Fund(1)                    $110                $479                  $873                $1,977
AFBA 5Star Science & Technology Fund(2)          $146                $645                $1,172                $2,615

(1) PLEASE NOTE THAT THE MANAGER'S CONTRACTUAL FEE REDUCTION THROUGH JULY 31, 2008 IS REFLECTED IN THE CALCULATION OF THE EXPENSES IN THE 1- YEAR EXAMPLE AND THE FIRST YEAR OF THE 3, 5 AND 10- YEAR EXAMPLES.
(2) PLEASE NOTE THAT THE MANAGER'S BLENDED CONTRACTUAL FEE REDUCTION AS REFLECTED IN THE ANNUAL FUND OPERATING EXPENSES TABLE FOR THE FISCAL YEAR ENDING MARCH 31, 2008 IS REFLECTED IN THE CALCULATION OF THE EXPENSES IN THE 1- YEAR EXAMPLE AND THE FIRST YEAR OF THE 3, 5 AND 10- YEAR EXAMPLES.


THE ABOVE EXAMPLES ARE FOR COMPARISON PURPOSES ONLY AND ARE NOT A REPRESENTATION OF THE FUNDS' ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

********************************************************************************
PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the Funds' policies and procedures regarding disclosure of portfolio holdings can be found in the Funds' Statement of Additional Information, which can be obtained free of charge by contacting the Funds' transfer agent at (888) 578-2733, and on the Funds' website at www.afba.com.


********************************************************************************
MANAGER AND SUB-ADVISERS

--------------------------------------------------------------------------------


         AFBA 5Star Investment Management Company (the "Manager"), located at 909 N. Washington Street, Alexandria, VA 22314, a corporation organized under the laws of the Commonwealth of Virginia, acts as the Funds' investment and business manager and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Pursuant to the current Management Agreement for each of the Funds, the Manager is responsible for providing or obtaining investment management and related administrative services for the Funds. The sole business of the Manager is the management of the Funds, which as of June 30, 2007 had approximately $465 million in total assets. The Manager is a wholly owned subsidiary of 5Star Financial LLC and, ultimately, a wholly owned subsidiary of Armed Forces Benefit Association ("AFBA"), which was organized in 1947 to provide low-cost life insurance for military families. As AFBA's eligibility criteria have expanded over the years, so have its services, which now include banking products, mutual funds, health insurance and financial services. General Ralph E. Eberhart, USAF (Ret.), serves as the Chairman of the Manager's Board of Directors, as well as Chairman of the Board of Directors of the Company.

         The Manager, which is responsible for providing or obtaining investment management services for the Funds, identified a group of new sub-advisers that it employed to replace Kornitzer Capital Management ("KCM"), the former sole sub-adviser to the Funds. KCM was compensated for its services from management fees paid to the Manager until July 15, 2007.

         At a recent meeting of the Funds' Board of Directors, the Manager recommended, and the Board approved, the appointment of the new sub-advisers listed below ("Sub-Advisers") and interim sub-advisory agreements pursuant to which the Sub-Advisers are managing the Funds' assets effective July 16, 2007.

         The Sub-Advisers may manage the Funds pursuant to the interim sub-advisory agreements for a period of 150 days. At the Board of Directors' meeting, the Manager also recommended, and the Board approved, the submission of the Sub-Advisers and new proposed sub-advisory agreements to shareholders of each Fund for approval at a meeting to be held on or about October 8, 2007.

         The following is a description of each Sub-Adviser and the portfolio managers responsible for the day to day management of each Fund.

         o For the AFBA 5Star Mid Cap Value Fund, Dreman Value Management, L.L.C. ("Dreman") located at 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611-9725, will manage the entire portfolio. Dreman had $24 billion in assets under management as of December 31, 2006.

         The investment team managing the AFBA 5Star Mid Cap Value Fund is comprised of David N. Dreman, E. Clifton Hoover, Mark Roach, F. James Hutchinson and Lee Delaporte, who are jointly and primarily responsible for the day-to-day management of the Fund.

         David N. Dreman is Chairman, Chief Investment Officer and Founder of Dreman. He founded his first investment firm, Dreman Value Management, Inc. in 1977 and served as its President and Chairman until 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997. He has been a regular columnist for FORBES for over 27 years and he has made numerous presentations before groups such as the National Bureau of Economic Research, the Society of Quantitative Analysts, the Harvard Medical School, the Cambridge Center for Behavioral Studies, the Institute of Behavioral Finance, the Association of Investment Management and Research (AIMR), the National Financial Analysts Seminar and numerous other academic and professional groups. His research findings have also been published in the FINANCIAL ANALYSTS JOURNAL, THE JOURNAL OF INVESTING and THE JOURNAL OF BEHAVIORAL FINANCE.

         E. Clifton Hoover is Co-Chief Investment Officer and a Managing Director of Dreman. He has over 20 years of experience in the investment management industry. He has built his career on the low P/E approach to investing that is at the center of the Dreman philosophy. Prior to joining Dreman in 2006, he was a Managing Director and Portfolio Manager at NFJ Investment Group from 1997 to 2006. In this role he managed a Dividend Value portfolio and Small Cap portfolio. In addition, he assisted with consultant relationship building and retail channel support for both mutual fund and wrap accounts.

         Mark Roach joined Dreman in November of 2006 as a Managing Director and Portfolio Manager of Small and Mid Cap products and he brings over 14 years of industry experience to the firm. Prior to joining Dreman, he was a Portfolio Manager at Vaughan Nelson Investment Management, managing a small cap product from 2002 to 2006. He has significant experience in working with institutions, pensions and endowments and is well known in consulting the high net worth community. He served as a Securities Analyst from 1994 to 2001 for various institutions including Fifth Third Bank, Lynch, Jones & Ryan and USAA.

         F. James Hutchinson is President and a Managing Director of Dreman. He has over 30 years experience in Finance and Trust/Investment Management with The Bank of New York prior to joining Dreman in October 2000. In addition to several senior corporate banking assignments, he was elected President of The Bank of New York (Delaware) in 1987 and president of the Bank of New York- NJ in 1995. He is responsible for Dreman's marketing and is a member of the Investment Policy Committee.

         Lee A. Delaporte is a Managing Director and Director of Research at Dreman. He has over 20 years experience in the Investment Management business prior to joining Dreman in 2004 as a Senior Vice President and Portfolio Manager. Prior to joining Dreman, he served as a Managing Director and Senior Portfolio Manager at Citigroup Asset Management and its predecessors, where he was a member of their Large Cap Value team for 11 years. There he was responsible for institutional and private client separate accounts, as well as research coverage of the energy, electrical equipment and metals industries.

         o For the AFBA 5Star Small Cap Fund, Bjurman, Barry & Associates ("Bjurman") located at 10100 Santa Monica Boulevard, Suite 1200, Los Angeles, CA 90067, TrendStar Advisers, LLC ("TrendStar") located at 7300 College Boulevard, Suite 308, Overland Park, KS 66210 and The London Company ("London Co.") located at 1801 Bayberry Court, Suite 301, Richmond, VA 23226, will each serve as a sub-adviser to the Fund. Bjurman and TrendStar will each be responsible for managing approximately 40% of the Fund's portfolio and the London Co. will be responsible for managing approximately 20% of the Fund's portfolio. Bjurman had $1.2 billion in assets under management as of December 31, 2006. TrendStar had $450 million in assets under management as of December 31, 2006. The London Co. had $650 million in assets under management as of December 31, 2006.

         The Bjurman investment team managing the AFBA 5Star Small Cap Fund is comprised of Stephen W. Shipman, O. Thomas Barry III, G. Andrew Bjurman, Patrick Bradford and Roberto P. Wu., who are jointly and primarily responsible for the day-to-day management of the Small Cap Fund managed by Bjurman.

         Stephen W. Shipman, CFA is Executive Vice President and Director of Research of Bjurman. He joined the firm in 1997 after serving as Chief Executive Officer for Spot Magic, Incorporated. He serves as portfolio manager and a principal member of the Investment Policy Committee.

         O. Thomas Barry III, CFA, CIC is the Chief Investment Officer and Senior Executive Vice President of Bjurman. He serves as a Senior Portfolio Manager, Member of the Board of Directors, and a principal member of the Investment Policy Committee. Prior to joining the firm in 1978, he was the Senior Investment Officer and Portfolio Manager at Security National Pacific Bank.

         G. Andrew Bjurman, CFA, CIC is President and Chief Executive Officer of Bjurman, Barry & Associates. He joined the firm at its founding in 1970 and has over 30 years of investment experience. He serves as senior portfolio manager and a principal member of the Investment Policy Committee.

         Patrick Bradford is Assistant Vice President of Bjurman. He joined the firm in 1993 and has over 13 years of investment experience. He serves as portfolio manager and a Principal Member of the Investment Policy Committee.

         Roberto P. Wu, CFA is Senior Research Analyst of Bjurman. He joined the firm in 1997 and has over 9 years of investment experience. He serves as portfolio manager and a member of the Investment Policy Committee.

         The TrendStar investment team managing the AFBA 5Star Small Cap Fund is comprised of Thomas W. Laming and James R. McBride, who are both jointly and primarily responsible for the day-to-day management of TrendStar's portion of the AFBA 5Star Small Cap Fund.

         Thomas W. Laming is a member of the equity management team of TrendStar with over 17 years of investment experience, including positions in portfolio management and research. Prior to co-founding TrendStar, he spent 10 years with Kornitzer Capital Management as Senior Vice President and was Buffalo Funds' Chief Equity Strategist and Co-Lead Portfolio Manager for the Buffalo Small-Cap, Mid-Cap, Large-Cap, and USA Global funds and the sole Manager of the Buffalo Science & Technology Fund. He was formerly a Technology Analyst with Waddell and Reed, and prior to entering investment management, he was a spacecraft design engineer with Martin Marietta (now Lockheed Martin) in Denver, Colorado, and with TRW (now Northrop Grumman) in Houston, Texas and Redondo Beach, California.

         James R. McBride is a member of the equity management team of TrendStar with over 16 years of finance and investment experience. Prior to co-founding TrendStar Advisors he was with Kornitzer Capital Management as a Vice President and Research Analyst for 3 years. Prior to joining Kornitzer Capital Management he served as Project Manager in corporate finance with Agilent Technologies and Hewlett Packard. He is also a 1986 graduate of the General Electric Manufacturing Management Program for Manufacturing Engineers.

         The London Co. investment team managing the AFBA 5Star Small Cap Fund is comprised of Stephen M. Goddard and Jonathan T. Moody, who both are jointly and primarily responsible for the day-to-day management of the London Co.'s portion of the AFBA 5Star Small Cap Fund.

         Stephen M. Goddard, CFA is Managing Director and Founder of the London Co., and heads the London Co.'s Investment Committee. He has over 20 years of investment experience, beginning his career as an Analyst in 1985 for Scott & Stringfellow, followed by Senior Portfolio Management positions at CFB Advisory in 1988 and Flippin, Bruce & Porter in 1990. In 1993, he worked as the Chief Investment Officer for the Tredegar Trust Company until he founded the London Co. in early 1994. He is a Chartered Financial Analyst, member of the Richmond Society of Financial Analysts, and a former Board member of the Virginia Asset Management Investment Corporation.

         Jonathan T. Moody is the Director of Research, Portfolio Manager, and a member of the London Co.'s Investment Committee. Prior to joining the London Co. in 2002, he founded Primary Research Group. Mr. Moody has over 17 years of investment experience. He started his career at Woodward and Associates in 1986, followed by Analyst/Portfolio Manager positions at Piedmont Capital and Crestar Asset Management (now Trusco) from 1997 to 1998. Mr. Moody also worked at BB&T Capital Markets from 1999 to 2001.

         o For the AFBA 5Star Large Cap Fund, Marvin & Palmer Associates ("M&P"), located at 1201 N. Market Street, Suite 2300, Wilmington, DE 19801-1165, will manage the entire portfolio. M&P had $11 billion in assets under management as of December 31, 2006.

         The investment team managing the AFBA 5Star Large Cap Fund is comprised of David Marvin, Jay Middleton, Stephen Marvin and Porter Schutt, who are jointly and primarily responsible for the day-to-day management of the Fund.

         David Marvin, CFA is CEO, Chairman of the Board and Portfolio Manager of M&P and has been with M&P since he founded it with Stan Palmer in 1986. He focuses on global equity investments and currencies. Prior to starting M&P, Mr. Marvin served for 10 years as Vice President in charge of the $10 billion internally-managed DuPont Pension Fund. Preceding his tenure at DuPont, Mr. Marvin worked for Investors Diversified Services as the Head Portfolio Manager for IDS Stock Fund. IDS Stock Fund was the largest mutual fund in the United States at the time of Mr. Marvin's tenure. Mr. Marvin started in the investment business in 1965 as a securities analyst for Chicago Title & Trust.

         Jay Middleton is a Portfolio Manager and Principal of M&P and has been with M&P since 1989. He focuses on equity investments in the Americas. He joined

         M&P as a Global Analyst and became a Portfolio Manager in 1992. Mr. Middleton holds a B.A. from Wesleyan University. He is a member of the Phi Beta Kappa Honor Society.

         Stephen Marvin is a Portfolio Manager and Principal of M&P. He focuses on equity investments in the Americas. He joined M&P in 1994 as a Global Analyst and became a Portfolio Manager in 1997. Prior to joining M&P, he worked for Bear, Stearns & Company as a Corporate Finance Analyst. Mr. Marvin holds a B.A. from Carleton College.

         Porter Schutt is a Portfolio Manager and Principal of M&P. He focuses on equity investments in the Pacific Region and the U.S. He joined M&P in 2000 as an International Analyst and became a Portfolio Manager in 2001. Prior to joining M&P, he worked in Hong Kong for 8 years, most recently at Goldman Sachs (Asia) L.L.C. as a Vice President from 1996 to 2000. From 1992 to 1996 he worked as a Manager of Asian Equities Sales at Peregrine Brokerage Limited. He received his B.A. from the University of Virginia.

         o For the AFBA 5Star USA Global Fund, M&P will manage the entire portfolio. M&P had $11 billion in assets under management as of December 31, 2006.

         The investment team managing the AFBA 5Star USA Global Fund is comprised of David Marvin, Jay Middleton, Stephen Marvin and Porter Schutt, who are jointly and primarily responsible for the day-to-day management of the Fund.

         The respective biographical information of the members of M&P managing the AFBA 5Star USA Global Fund can be found under the information for the AFBA 5Star Large Cap Fund.

         o For the AFBA 5Star Balanced Fund, the London Co. will manage the Fund's equity investments and Financial Counselors, Inc. ("FCI"), located at 442 West 47th Street, Kansas City, MO 64110, will manage the Fund's fixed income investments. The London Co. had $650 million in assets under management as of December 31, 2006. FCI had $3 billion in assets under management as of December 31, 2006.

         The London Co. investment team managing the equity portion of the AFBA 5Star Balanced Fund's portfolio is comprised of Stephen M. Goddard and Jonathan T. Moody, who both are jointly and primarily responsible for the day-to-day management of the London Co.'s portion of the AFBA 5Star Balanced Fund.

         The respective biographical information of the members of the London Co. managing the AFBA 5Star Balanced Fund can be found under the information for the AFBA 5Star Small Cap Fund.

         The FCI investment team managing the AFBA 5Star Balanced Fund is comprised of Gary B. Cloud and Peter G. Greig, who both are jointly and primarily responsible for managing the Fund's fixed income investments.

         Gary B. Cloud, CFA is a Senior Vice President and Portfolio Manager of FCI. He joined FCI in 2003 and serves as a member of the Fixed Income Investment Committee and the Value Equity Analyst Institute. He is also a member of the Kansas City CFA Society and the Chartered Financial Analyst Institute. He began his investment career in 1986 working in the secondary marketing department of a mortgage banking company. His experience with mortgage-backed securities led him to Bank One Corporation, where he spent 10 years in a variety of consumer lending, asset acquisition and portfolio management roles. In 1988, he managed a $1.5 billion portfolio of corporate, mortgage and asset-backed securities for a local insurance company.

         Peter G. Greig, CFA is a Senior Vice President and Portfolio Manager of FCI. He joined FCI in 1989 as a Trader and fixed income Analyst. He manages fixed income portfolios for institutional clients. In addition, he oversees FCI's fixed income trading operations, provides fixed income expertise to other managers, and chairs FCI's Fixed Income Investment Committee.

         o For the AFBA 5Star High Yield Fund, FCI will manage the entire portfolio. FCI had $3 billion in assets under management as of December 31, 2006.

         The investment team managing the AFBA 5Star High Yield Fund is comprised of Gary B. Cloud and Peter G. Greig, who are jointly and primarily responsible for the day-to-day management of the Fund.

         The respective biographical information of the team members managing the AFBA 5Star High Yield Fund can be found under the information for the AFBA 5Star Balanced Fund.

         o For the AFBA 5Star Science & Technology Fund, TrendStar will manage the entire portfolio. TrendStar had $450 million in assets under management as of December 31, 2006.

         The investment team managing the AFBA 5Star Science & Technology Fund is comprised of Thomas W. Laming and James R. McBride, who are jointly and primarily responsible for the day-to-day management of the Fund.

         The respective biographical information of the team members managing the AFBA 5Star Science & Technology Fund can be found under the information for the AFBA 5Star Small Cap Fund.

         A discussion regarding the basis for the Board's approval of the interim and proposed sub-advisory agreements with the Sub-Advisers will be available in the Funds' semi-annual report to shareholders for the period ended September 30, 2007. A discussion regarding the basis for the Board's approval of the Funds' advisory agreement and former sub-advisory agreement with KCM is available in the Funds' annual report to shareholders for the period ended March 31, 2007.

         For its services, each Fund pays the Manager a fee at the annual rate of 0.80% of the Fund's average daily net assets. The Manager has entered into contractual arrangements to limit fees and/or pay expenses to the extent necessary to limit Total Annual Fund Operating Expenses of Class I Shares to 1.08% of average annual net assets through July 31, 2008, with respect to the AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund. In addition, the Manager has contractually agreed to limit fees and/or pay expenses necessary to limit Total Annual Fund Operating Expenses of Class I Shares to 1.28% of average annual net assets, through July 31, 2008, with respect to the AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund. With respect to the AFBA 5Star Science & Technology Fund, the Manager has entered into a contractual arrangement to limit fees and/or pay expenses to the extent necessary to limit Total Annual Operating Expenses of Class I shares to 1.50% of the average annual net assets of the Fund through July 31, 2008. After July 31, 2008, the Manager may either renew or terminate these arrangements. For the previous period from August 1, 2006 through July 31, 2007, with respect to the AFBA 5Star Science & Technology Fund, the Manager limited fees and/or paid expenses in amounts necessary to limit the AFBA 5Star Science & Technology Fund's Total Operating Expenses to 1.28%. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the Manager may seek to recoup amounts it previously reduced or expenses that it paid. The Manager will only seek to recoup such amounts if Total Annual Fund Operating Expenses plus the amounts recouped do not exceed the expense limitation target. The Manager shall only be entitled to recoup such amounts for a period of three years from the date such amount was reduced or paid.

         The Sub-Advisers are compensated for their services by the Manager from the management fees it receives from the Funds. Prior to July 16, 2007, KCM was also compensated for its services by the Manager from the management fees it receives from the Funds.


         The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds.

********************************************************************************
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years or, if shorter, since inception. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP and are included in the annual report, which is available, without charge, upon request.

********************************************************************************

AFBA 5STAR MID CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                                                                          FOR THE
                                                                                                                          PERIOD
                                                                                                                          ENDED
                                                                                YEARS ENDED MARCH 31,                    MARCH 31,
                                                            ------------------------------------------------------------------------
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT THE PERIOD                           2007 (A)     2006 (A)       2005             2004            2003***
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....................... $16.07        $12.96       $12.80            $7.77            $10.00
                                                            ------        ------       ------           ------            ------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss...................................  (0.09)        (0.07)       (0.09)           (0.07)            (0.04)
     Net gain (loss) on securities (both realized and
        unrealized)........................................   0.40          3.21         0.39             5.10             (2.19)
                                                            ------        ------       ------           ------            ------

   Total from investment operations........................   0.31          3.14         0.30             5.03             (2.23)
                                                            ------        ------       ------           ------            ------

   Less distributions:
     Distributions from capital gains......................  (0.14)        (0.03)       (0.14)             ---               ---
                                                            ------        ------       ------           ------            ------

   Total distributions.....................................  (0.14)        (0.03)       (0.14)             ---               ---
                                                            ------        ------       ------           ------            ------

Net asset value, end of period............................. $16.24        $16.07       $12.96           $12.80             $7.77
                                                            ======        ======       ======           ======            ======

Total return...............................................   1.96%        24.26%        2.31%           64.74%           (22.30%)
                                                            ======        ======       ======           ======            ======

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)....................    $14            $4           $3               $3                $1
Ratio of expenses to average net assets....................   1.28%         1.28%        1.28%            1.23%             1.08%
Ratio of net investment loss to average net assets.........  (0.56%)       (0.46%)      (0.66%)          (0.74%)           (0.56%)
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers.......................   1.60%         2.78%        6.66%           17.78%            27.90%
Ratio of net investment loss to average net assets before
   contractual expense reimbursement and waivers...........  (0.88%)       (1.96%)      (6.04%)         (17.29%)          (27.38%)
Portfolio turnover rate....................................     22%           19%          18%              22%               11%

*   TOTAL RETURN ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
*** SALES OF CLASS I SHARES BEGAN MAY 1, 2002.
(A) PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR SMALL CAP FUND
--------------------------------------------------------------------------------

                                                                                            YEARS ENDED MARCH 31,
                                                                  ------------------------------------------------------------------
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT THE PERIOD                                  2007 (A)      2006 (A)        2005          2004          2003
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.........................       $18.70        $15.68        $15.18        $8.29         $12.62
                                                                    ------        ------        ------        -----         ------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss.....................................       (0.09)        (0.10)        (0.09)        (0.09)        (0.02)
     Net gain (loss) on securities (both realized and
       unrealized)...........................................        0.95          3.22          0.60          7.03         (4.31)
                                                                    ------        ------        ------        -----         ------

   Total from investment operations..........................        0.86          3.12          0.51          6.94         (4.33)
                                                                    ------        ------        ------        -----         ------

   Less distributions:
     Dividends from capital gains............................       (0.37)        (0.10)        (0.01)        (0.05)           --
                                                                    ------        ------        ------        -----         ------

Total Distributions..........................................       (0.37)        (0.10)        (0.01)        (0.05)           --
                                                                    ------        ------        ------        -----         ------

Net asset value, end of period...............................       $19.19        $18.70        $15.68        $15.18         $8.29
                                                                    ======        ======        ======        ======        ======

Total return.................................................       4.74%         19.96%        3.36%         83.80%       (34.31%)
                                                                    ======        ======        ======        ======        ======

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)......................        $16            $9            $7            $7            $3
Ratio of expenses to average net assets......................       1.28%         1.28%         1.28%         1.23%          1.08%
Ratio of net investment loss to average net assets...........      (0.52%)       (0.62%)       (0.55%)       (0.80%)        (0.59%)
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers.........................       1.28%         1.32%         1.61%         4.31%          7.28%
Ratio of net investment loss to average net assets before
   contractual expense reimbursement and waivers.............      (0.52%)       (0.66%)       (0.88%)       (3.88%)        (6.79%)
Portfolio turnover rate......................................        18%           24%           26%           23%            26%

(A)  PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING
     METHOD.

********************************************************************************
AFBA 5STAR LARGE CAP FUND
--------------------------------------------------------------------------------

                                                                                           YEARS ENDED MARCH 31,
                                                                     -------------------------------------------------------------
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT THE PERIOD                                    2007 (A)      2006 (A)        2005          2004        2003
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period................................. $13.92        $12.72        $12.55        $8.94       $13.00
                                                                      ------        ------        ------        -----       ------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)....................................  (0.02)        (0.01)         0.02        (0.03)        0.02
     Net gain (loss) on securities (both realized and unrealized)....   1.52          1.22          0.16         3.66        (4.08)
                                                                      ------        ------        ------        -----       ------

   Total from investment operations..................................   1.50          1.21          0.18         3.63        (4.06)
                                                                      ------        ------        ------        -----       ------

   Less distributions:
     Dividends from net investment income............................     --         (0.01)        (0.01)       (0.02)          --
                                                                      ------        ------        ------        -----       ------

   Total distributions...............................................     --         (0.01)        (0.01)       (0.02)          --
                                                                      ------        ------        ------        -----       ------

Net asset value, end of period....................................... $15.42        $13.92        $12.72       $12.55        $8.94
                                                                      ======        ======        ======        =====       ======

Total return.........................................................  10.78%         9.50%         1.45%       40.60%      (31.23%)
                                                                      ======        ======        ======        =====       ======

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)..............................  $23           $22           $20           $22          $15
Ratio of expenses to average net assets.............................. 1.28%         1.28%         1.28%         1.08%        1.08%
Ratio of net investment income (loss) to average net assets..........(0.15%)       (0.07%)        0.16%        (0.08%)       0.18%
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers................................. 1.68%         2.24%         3.22%         3.29%        3.63%
Ratio of net investment income (loss) to average net assets
   before contractual expense reimbursement and waivers..............(0.55%)       (1.03%)       (1.78%)       (2.29%)      (2.37%)
Portfolio turnover rate..............................................  23%           40%           24%           45%          13%

(A) PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR USA GLOBAL FUND
--------------------------------------------------------------------------------

                                                                                           YEARS ENDED MARCH 31,
                                                                     -------------------------------------------------------------
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT THE PERIOD                                    2007 (A)      2006 (A)        2005          2004        2003
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period...........................  $15.74        $13.90       $14.17         $9.54         $14.23
                                                                 ------        ------       ------        ------         ------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)..............................      --          0.01         0.05            --          (0.02)
     Net gain (loss) on securities (both realized and
       unrealized).............................................    1.78          1.84        (0.27)         4.63          (4.67)
                                                                 ------        ------       ------        ------         ------

   Total from investment operations............................    1.78          1.85        (0.22)         4.63          (4.69)
                                                                 ------        ------       ------        ------         ------

   Less distributions:
     Dividends from net investment income......................      --         (0.01)       (0.05)           --             --
                                                                 ------        ------       ------        ------         ------

   Total distributions.........................................      --         (0.01)       (0.05)           --             --
                                                                 ------        ------       ------        ------         ------

Net asset value, end of period.................................  $17.52        $15.74       $13.90        $14.17          $9.54
                                                                 ======        ======       ======        ======         ======

Total return...................................................   11.31%        13.28%       (1.55%)       48.53%        (32.96%)
                                                                 ======        ======       ======        ======         ======

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)........................     $24          $43           $40          $42             $28
Ratio of expenses to average net assets........................    1.28%        1.28%         1.28%        1.08%           1.08%
Ratio of net investment income (loss) to average net assets....    0.01%        0.04%         0.37%        0.04%          (0.19%)
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers...........................    1.58%        1.67%         2.12%        2.32%           2.49%
Ratio of net investment income (loss) to average net assets
   before contractual expense reimbursement and waivers........   (0.29%)      (0.35%)       (0.47%)      (1.20%)         (1.60%)
Portfolio turnover rate........................................      13%          16%           37%          23%             11%

(A)  PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR BALANCED FUND
--------------------------------------------------------------------------------

                                                                                           YEARS ENDED MARCH 31,
                                                                     ---------------------------------------------------------------
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT THE PERIOD                                    2007 (A)      2006 (A)        2005          2004      2003
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period...............................    $13.04       $12.19       $11.37        $9.14       $11.34
                                                                       ------       ------       ------       ------       ------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income.........................................      0.38         0.39         0.41         0.45         0.29
     Net gain (loss) on securities (both realized and unrealized)..      1.10         0.86         0.82         2.23        (2.18)
                                                                       ------       ------       ------       ------       ------

   Total from investment operations................................      1.48         1.25         1.23         2.68        (1.89)
                                                                       ------       ------       ------       ------       ------

   Less distributions:
     Dividends from net investment income..........................     (0.38)       (0.40)       (0.41)       (0.45)       (0.31)
     Distributions from capital gains..............................     (0.16)          --           --           --           --
                                                                       ------       ------       ------       ------       ------

   Total distributions.............................................     (0.54)       (0.40)       (0.41)       (0.45)       (0.31)
                                                                       ------       ------       ------       ------       ------

Net asset value, end of period.....................................    $13.98       $13.04       $12.19       $11.37        $9.14
                                                                       ======       ======       ======       ======       ======

Total return.......................................................     11.47%       10.42%       10.97%       29.61%      (16.71%)
                                                                       ======       ======       ======       ======       ======

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)............................       $47          $52          $47          $42         $32
Ratio of expenses to average net assets............................      1.08%        1.08%        1.08%        1.08%       1.08%
Ratio of net investment income to average net assets...............      2.76%        3.06%        3.49%        4.18%       3.06%
Ratio of expenses to average net assets before contractual expense
   reimbursement and waivers.......................................      1.25%        1.45%        1.87%        2.22%       2.42%
Ratio of net investment income to average net assets before
   contractual expense reimbursement and waivers...................      2.59%        2.69%        2.70%        3.04%       1.72%
Portfolio turnover rate............................................        28%          18%          27%          43%         33%

(A)  PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR HIGH YIELD FUND
--------------------------------------------------------------------------------

                                                                                           YEARS ENDED MARCH 31,
                                                                     ---------------------------------------------------------------
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT THE PERIOD                                    2007 (A)      2006 (A)        2005          2004      2003
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.................................   $9.15        $9.13         $9.23        $8.04        $8.26
                                                                        -----        -----         -----        -----        -----

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income...........................................    0.49         0.45          0.29         0.37         0.54
     Net gain (loss) on securities (both realized and unrealized)....    0.05         0.12         (0.06)        1.20        (0.23)
                                                                        -----        -----         -----        -----        -----

   Total from investment operations..................................    0.54         0.57          0.23         1.57         0.31
                                                                        -----        -----         -----        -----        -----

   Less distributions:
     Dividends from net investment income............................   (0.49)       (0.45)        (0.29)       (0.38)       (0.53)
     Distributions from capital gains................................   (0.10)       (0.10)        (0.04)          --           --
                                                                        -----        -----         -----        -----        -----

   Total distributions...............................................   (0.59)       (0.55)        (0.33)       (0.38)       (0.53)
                                                                        -----        -----         -----        -----        -----

Net asset value, end of period.......................................   $9.10        $9.15         $9.13        $9.23        $8.04
                                                                        =====        =====         =====        =====        =====

Total return.........................................................    6.11%        6.47%         2.54%       19.80%        4.11%
                                                                        =====        =====         =====        =====        =====

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)..............................     $13          $13          $12           $12          $10
Ratio of expenses to average net assets..............................    1.08%        1.08%        1.08%         1.08%        1.08%
Ratio of net investment income to average net assets.................    5.44%        4.95%        3.18%         4.20%        6.72%
Ratio of expenses to average net assets before contractual expense
   reimbursement and waivers.........................................    1.72%        1.79%        2.09%         2.82%        4.57%
Ratio of net investment income to average net assets before
   contractual expense reimbursement and waivers.....................    4.80%        4.24%        2.17%         2.46%        3.23%
Portfolio turnover rate..............................................     10%          28%          47%           44%          36%

(A) PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                                                           YEARS ENDED MARCH 31,
                                                                     -------------------------------------------------------------
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT THE PERIOD                                    2007 (A)      2006 (A)        2005          2004    2003
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period............................   $14.34         $11.73        $12.49         $6.76       $11.38
                                                                   ------         ------        ------        ------       ------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss........................................    (0.09)         (0.09)        (0.09)        (0.08)       (0.04)
     Net gain (loss) on securities (both realized and
       unrealized)..............................................     0.53           3.23         (0.65)         5.81        (4.58)
                                                                   ------         ------        ------        ------       ------

   Total from investment operations.............................     0.44           3.14         (0.74)         5.73        (4.62)
                                                                   ------         ------        ------        ------       ------

   Less distributions:
     Distributions from capital gains...........................    (0.77)         (0.53)        (0.02)           --           --
                                                                   ------         ------        ------        ------       ------

   Total distributions..........................................    (0.77)         (0.53)        (0.02)           --           --
                                                                   ------         ------        ------        ------       ------

Net asset value, end of period..................................   $14.01         $14.34        $11.73        $12.49        $6.76
                                                                   ======         ======        ======        ======       ======

Total return....................................................     3.56%         27.52%        (5.93%)       84.76%      (40.60%)
                                                                   ======         ======        ======        ======       ======

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions).........................      $9             $5            $4            $5           $2
Ratio of expenses to average net assets.........................     1.28%          1.28%         1.28%         1.23%        1.08%
Ratio of net investment loss to average net assets..............    (0.63%)        (0.66%)       (0.65%)       (0.78%)      (0.60%)
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers............................     2.35%          4.91%         8.38%        10.53%       14.87%
Ratio of net investment loss to average net assets before
   contractual expense reimbursement and waivers................    (1.70%)        (4.29%)       (7.75%)      (10.08%)     (14.39%)
Portfolio turnover rate.........................................       39%            44%           48%           44%          19%

(A) PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

         CLASS I SHARES OF EACH FUND ARE OFFERED PRIMARILY FOR INVESTORS IN DEFINED BENEFIT PLANS, EMPLOYEE BENEFIT TRUSTS, ENDOWMENTS, FOUNDATIONS, CORPORATIONS AND INSTITUTIONS AS WELL AS FEE-BASED WRAP ACCOUNTS AND TO MEMBERS, ELIGIBLE MEMBERS AND EMPLOYEES OF AFBA, THE 5STAR ASSOCIATION AND ITS AFFILIATED COMPANIES. ALL SHAREHOLDERS HOLDING CLASS I SHARES OF A FUND IN AN EXISTING ACCOUNT MAY CONTINUE TO PURCHASE ADDITIONAL CLASS I SHARES OF THE FUND IN EITHER AN EXISTING ACCOUNT OR THROUGH THE DIRECT ESTABLISHMENT OF A NEW ACCOUNT.


         NO LOAD FUNDS
         There are no sales commissions or Rule 12b-1 distribution fees.


         HOW TO BUY SHARES (see chart on page 44 for details)
         By phone, mail or wire
         Through Automatic Monthly Investments

         MINIMUM INITIAL INVESTMENT
         The minimum initial investment is $500 ($250 for IRAs and Uniform Transfers (Gifts) to Minors accounts) for fee-based wrap accounts and members, eligible members and employees of AFBA, the 5Star Association and its affiliated companies. The minimum initial investment for all other investors is $250,000.


         MINIMUM ADDITIONAL INVESTMENT
         $100 by mail
         $100 by telephone (ACH)
         $500 by wire
         $50 for Automatic Monthly Investment Plan

         MINIMUM INITIAL INVESTMENT AMOUNT WAIVERS
         The minimum initial investment may be waived for defined benefit plans, employee benefit trusts, endowments, foundations, corporations and institutions if the entity's total assets available for investment exceed $5 million. The minimum investment amount may be waived for any individual or entity at the discretion of the officers of the Company.

         MINIMUM ACCOUNT SIZE
         You must maintain a minimum account value equal to the current minimum initial investment. If your account falls below this amount due to redemptions (not market action) we may ask you to increase the account to the minimum. If you do not bring the account up to the minimum within 60 days after we contact you, we will close the account and send your money to you.

********************************************************************************
HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

         You may withdraw from your account at any time in the following amounts:
         o any amount for redemptions requested by mail, phone or telegraph
         o $1,000 or more for redemptions wired to your account ($10 fee)
         o $50 or more for redemptions by a systematic redemption plan (there may be a fee)
         o $50 or more for redemptions by automatic monthly exchange to another Fund
         o $100 or more via ACH; there is no fee but proceeds may take 4 days to reach your account

         REDEMPTION FEE
         The Funds charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange). The redemption fee will be calculated as a percentage of the net asset value of such shares at the time of redemption. This redemption fee is paid directly to the Fund from which shares are redeemed and exchanged. The redemption fee is not a sales charge or a contingent deferred sales charge. The purpose of the additional transaction fee is to allocate costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first and those shares held the shortest as being redeemed last.

         The 2% redemption fee will not be charged on the following transactions:
         o Redemptions of shares resulting from the death or disability (as defined in the Internal Revenue Code) of the shareholder including a joint owner.
         o Redemptions of shares on an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Manager.
         o Redemption of shares acquired through dividend reinvestment.
         o Redemption of shares acquired through lump sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 591/2in the case of a "key employee" of a "top heavy" plan), as described in the prospectus.

         o Redemption of shares acquired through distributions from an individual retirement account (IRA) or Custodial Account under
           Section 403(b)(7)
         of the tax code, following attainment of age 591/2, as described in this prospectus.

         o Redemption of shares under the Funds' systematic withdrawal plan, as well as shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs.

         o Redemption of shares held through 401(k) or other employer-sponsored retirement plans. However, the redemption fee does apply to non-mandatory withdrawals from individual retirement accounts (IRAs) and 403(b) custodial accounts.


         Each Fund also has the discretion to waive the 2% redemption fee, if the Fund is in jeopardy of failing the 90% income test or losing its regulated investment company (RIC) qualification for tax purposes. Despite the Funds' implementation of the 2% redemption fee, there may be certain intermediaries that are unable to enforce the Funds' redemption fee (or process its exceptions) because of their inability for various reasons to assess the fee to underlying shareholders or that may use criteria and methods for tracking, applying, and/or calculating the fee that may differ in some respects from that of the Funds.

********************************************************************************
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

         The following services are also available to shareholders. Please call
         (800) 243-9865 for more information.

         o UNIFORM TRANSFERS (GIFTS) TO MINORS ACCOUNTS
         o ACCOUNTS FOR CORPORATIONS OR PARTNERSHIPS
         o SUB-ACCOUNTING SERVICES FOR KEOGH, TAX QUALIFIED RETIREMENT PLANS, AND OTHERS
         o PROTOTYPE RETIREMENT PLANS FOR THE SELF-EMPLOYED, PARTNERSHIPS AND CORPORATIONS
         o TRADITIONAL IRA ACCOUNTS
         o ROTH IRA ACCOUNTS
         o COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS)
         o SIMPLIFIED EMPLOYEE PENSIONS (SEPS)
         o SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE PLAN)
         o ROLLOVERS FROM THRIFT SAVINGS PLAN (TSP PLAN) AND OTHER QUALIFIED
           PLANS

********************************************************************************
HOW SHARE PRICE IS DETERMINED
--------------------------------------------------------------------------------

         Shares of each Fund are purchased or redeemed at the net asset value per share next calculated after your purchase order and payment or redemption order is received by the Fund. In the case of certain financial institutions that have made satisfactory payment or redemption arrangements with the Funds, orders may be processed at the net asset value per share next effective after receipt by that institution.

         The net asset value is calculated by subtracting from each Fund's total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation. The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern time) on days when the Funds are open for business (the same days that the New York Stock Exchange is open for trading). In calculating net asset value, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.

         Equity securities owned by the Funds are valued using the official closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. Where the security is listed on more than one exchange, a Fund will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If the last sale price is unavailable, the security is valued at the mean between the last bid and asked prices. Debt securities held by a Fund for which market quotations are readily available are valued at the mean between the last bid and asked prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost.

         Under certain circumstances, a security or other asset may be valued at its fair value as determined in good faith by the Company's Valuation Committee under procedures adopted by the Company's Board of Directors. A Fund may use fair value pricing if trading in a security has been halted or suspended, a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Company calculates net asset value. Significant events most commonly occur with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain common stocks to reflect their fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.

********************************************************************************
DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

Dividends and Distributions. Each Fund has qualified, or intends to qualify, as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The AFBA 5Star High Yield Fund pays distributions from net investment income monthly. The AFBA 5Star Balanced Fund pays distributions from net investment income quarterly, usually in April, June, September and December. The AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund, AFBA 5Star USA Global Fund and AFBA 5Star Science and Technology Fund pay distributions from net investment income semi-annually, usually in June and December. Distributions from net realized capital gains, if any, will be declared by the AFBA 5Star Balanced Fund annually on or before December 31 and by the AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund, AFBA 5Star USA Global Fund, AFBA 5Star High Yield Fund and AFBA 5Star Science and Technology Fund semi-annually, usually in June and December. All Dividends and capital gain distributions paid to retirement plan shareholders will automatically be reinvested. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you have elected on your original application, or by written instructions filed with the Funds, to have them paid in cash. We automatically reinvest all dividends under $10.00 in additional shares of a Fund. There are no fees or sales charges on reinvestments.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Funds will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid "Buying a Dividend." If you are a taxable investor and invest in a Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

TAXES

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different AFBA 5Star Fund is the same as a sale.

Backup Withholding. By law, if you do not provide the Funds with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Funds also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits.

THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS, AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

********************************************************************************
ADDITIONAL POLICIES ABOUT TRANSACTIONS
--------------------------------------------------------------------------------

         We cannot process transaction requests that are not completed properly as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

         CUSTOMER IDENTIFICATION - The Funds seek to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Funds may limit account activity until investor identification information can be verified. If the Funds are unable to obtain sufficient investor identification information such that the Funds may form a reasonable belief as to the true identity of an investor, the Funds may take further action including closing the account.

         PURCHASES - We may reject orders when not accompanied by payment or when in the best interest of the Funds and their shareholders.

         REDEMPTIONS - We try to send proceeds as soon as practical. In any event, we send proceeds by the third business day after we receive a properly completed request. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Under certain circumstances, we may pay you proceeds in the form of portfolio securities owned by the Fund being redeemed. If you receive securities instead of cash, you will incur brokerage costs when converting the securities into cash, and will bear market exposure until such conversion.

         If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

         If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be deducted directly from your redemption proceeds. If you request redemption checks to be sent via overnight mail, you may be required to pay a $10 fee that will be deducted directly from your redemption proceeds.

         MARKET TIMERS AND FREQUENT TRADING - While the Funds provide shareholders with daily liquidity, the Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Funds, including but not limited to market timing. Market timing is generally defined as the excessive short-term trading of mutual fund shares that may be harmful to the Funds and their shareholders. The Funds do not allow market timing and have policies and procedures to that end.

         Frequent purchases and redemptions of a Fund's shares may present certain risks for a Fund and its shareholders. These risks include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of a Fund's portfolio, negatively impairing a Fund's performance and increased brokerage and administrative costs for all shareholders, including long-term shareholders who do not generate these costs. A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Funds that invest in overseas securities markets or small cap securities are particularly vulnerable to market timers.

         The Funds' Board has adopted policies and procedures to prevent excessive short-term trading and market timing, under which the Funds will refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer. The Funds may refuse or cancel purchase orders (before the investor is priced into a Fund) for any reason, without prior notice, particularly purchase orders that the Funds believe are made by or on behalf of market timers. You will be considered a market timer if you have (i) requested a redemption of Fund shares within 60 days of an earlier purchase (or exchange) request, (ii) make investments of large amounts of $1 million or more followed by a redemption (or exchange) request in close proximity to the purchase or (iii) otherwise seem to follow a timing pattern.

         The Funds have implemented trade activity monitoring procedures to discourage and prevent market timing or excessive short-term trading in the Funds. For purposes of applying these procedures, the Funds may consider, among other things, an investor's trading history in the Funds, and accounts under common ownership, influence or control. Under these procedures, the Funds or their agents monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities, and for consistent enforcement of the policy. If, as a result of this monitoring, the Funds or their agents believe that a shareholder has engaged in excessive short-term trading, the Fund will refuse to process purchases or exchanges in the shareholder's account.

         For direct (networked) accounts where transaction information can readily be accessed, the Funds, the Manager or its agent will seek to use automated systems to monitor transaction activity. Where transactions are placed through omnibus accounts maintained by financial intermediaries, such as 401(k) plan administrators and certain fee-based financial Managers ("Intermediaries"), the ability to monitor trades from the underlying shareholders may be limited. The Manager will monitor daily trade activity of such omnibus accounts to detect potential market timing. If possible market timing is detected, the Intermediary will be requested to provide information regarding underlying shareholders. If market timing activity is discovered, the Intermediary will be directed to monitor and/or block the underlying shareholders from investing in the Funds in the same manner as direct accounts. The Funds, the Manager or their agents will also seek to utilize web-based and other tools made available by such intermediaries to provide transparency to screen for excessive short-term trading.

         The Funds have implemented fair value pricing procedures designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, do not result in the dilution of shareholder interests or other harm to shareholders, and help to deter market timing activity. For more information on fair value pricing by the Funds, please see the section entitled "How Share Price is Determined."

         The Funds also charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange) to discourage frequent trading. For more information on the Funds' redemption fee, please see the section entitled "How to Redeem Shares."

         Although the policy is designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Manager and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

         The policy applies uniformly to all investors, except as described in the following circumstances: exemptions to the Funds' policy defining someone as a market timer may only be granted by the Funds' Chief Compliance Officer upon good reason and exigent circumstances as demonstrated by the individual; exigent circumstances may be deemed as an unforeseen need for funds or a pattern of typically investing $1 million or more; any waiver of the policies on market timing will not be permitted if it would harm a Fund or its shareholders or subordinate the interest of the Fund or the shareholders. Any waiver of prohibitions on market timing made by the Chief Compliance Officer must be reported to the Funds' Board at the next quarterly Board meeting.

         ANTI-MONEY LAUNDERING POLICY - In compliance with the USA PATRIOT Act of 2001, please note that the Funds' transfer agent may verify certain information on your account application as part of the Funds' Anti-Money Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. If the Funds do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received. Please contact the Funds' transfer agent at (888) 578-2733 if you need additional assistance when completing your application.

         INTERNET ACCOUNT ACCESS - For your convenience the Funds offer Internet Account Access so that you may access your account online, 24 hours a day, 7 days a week. You may review your account balance, purchase or redeem Fund shares (online redemptions are not available for IRA accounts), or make exchanges between different AFBA 5Star Funds. Please note that there is a one-business day delay in the effective date of purchases placed over the Internet.

         To register for Internet Account Access, please call the Funds (toll-free) at (888) 578-2733. Shareholders who have registered for this service may access their account by visiting the AFBA 5Star Funds' website at www.afba.com.

         SIGNATURE GUARANTEES - The Funds require a medallion signature guarantee on any redemption over $25,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud), the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). A notarized signature is not sufficient. Please call (888) 578-2733 for information on obtaining a signature guarantee.

         CORPORATIONS, TRUSTS AND OTHER ENTITIES - Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

         EXCHANGES TO ANOTHER AFBA 5STAR FUND - You must meet the minimum investment requirement of the AFBA 5Star Fund into which you are exchanging. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the prospectus of the Fund being purchased. Call us at (888) 578-2733 for a free copy.

         TELEPHONE SERVICES - During periods of increased market activity, you may have difficulty reaching us by telephone. If this happens, contact us by mail. We may refuse a telephone request including a telephone redemption request. We will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed and we reasonably believe the instructions are genuine, the Funds are not liable for losses due to unauthorized or fraudulent instructions. At our option, we may limit the frequency or the amount of telephone redemption requests. Neither the Funds nor PFPC Inc., the Funds' transfer agent, assumes responsibility for the authenticity of telephone redemption requests.

********************************************************************************
CONDUCTING BUSINESS WITH AFBA 5STAR FUND
--------------------------------------------------------------------------------

                                                     HOW TO OPEN AN ACCOUNT*                     HOW TO ADD TO AN ACCOUNT
----------------------------------------- ---------------------------------------------- -------------------------------------------

BY PHONE

----------------------------------------- ---------------------------------------------- -------------------------------------------
(888)578-2733                             If you already have an Account with us and     You may make investments ($100 minimum)
                                          you have authorized telephone exchanges, you   by telephone. After we have received your
You must authorize each type of           may call to open an account in another         telephone call, we will deduct from your
telephone transaction on your account     AFBA 5Star Fund by exchange ($500 minimum).    checking account the cost of the shares.
application or the appropriate form,      The names and registrations on the accounts
available from us. All account owners     must be identical.                             Availability of this service is subject
must sign. When you call, we may request                                                 to approval by the Funds and participating
personal identification and tape record                                                  banks.
the call.

BY MAIL
----------------------------------------- ---------------------------------------------- -------------------------------------------
INITIAL PURCHASES AND ALL REDEMPTIONS:    Complete  and  sign  the  application   which  Make your check ($100 minimum)  payable to
AFBA 5Star Fund, Inc.                     accompanies  this  Prospectus.  Your  initial  AFBA 5Star Fund,  Inc.  and mail it to us.
c/o PFPC Inc.                             investment  must meet the minimum  investment  Always  identify  your  account  number or
P.O. Box 9779                             requirements.  Make  your  check  payable  to  include  the   detachable   reminder  stub
Providence, RI 02940                      AFBA 5Star Fund, Inc.                          (from your confirmation statement).



OVERNIGHT ADDRESS FOR ALL TRANSACTIONS:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI  02860-1427

SUBSEQUENT PURCHASES:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
P.O. Box 9779
Providence, RI 02940

BY WIRE
----------------------------------------- ---------------------------------------------- -------------------------------------------
PNC Bank                                  Call us first to get an account number. We     Wire share purchases ($500 minimum) should
Pittsburgh, PA                            will require information such as your Social   include the names of each account owner,
ABA #031000053                            Security or Taxpayer Identification Number,    your account number and the AFBA 5Star
Account Number: 8606905871                the amount being wired ($500 minimum), and     Fund in which you are purchasing shares.
FFC: "Name of specific AFBA               the name and telephone number of the wiring    You should notify us by telephone that
5Star Fund"                               bank.  Then tell your bank to wire the amount. you have sent a wire purchase order to
FBO: "Shareholder name and new            You must send us a completed application as    PNC Bank.
account number"                           soon as possible or your account registration
                                          will be delayed.

THROUGH AUTOMATIC TRANSACTION PLANS
----------------------------------------- ---------------------------------------------- -------------------------------------------
You must authorize each type of automatic Not applicable.                                You may authorize automatic monthly
transaction on your account application                                                  investments in a constant dollar amount
or complete an authorization form,                                                       ($50 minimum) from your checking
available from us upon request.                                                          account. We will deduct the amount you
All registered owners must sign.                                                         authorize from your checking account on
                                                                                         the same day each month.


* If you purchase shares of a Fund without the assistance of a Financial Consultant, your account will be held directly with the Fund at its transfer agent. You will not be opening a brokerage account with, or become a customer of, the Underwriter.

************************************************************************************************************************************
HOW TO SELL SHARES                                                    HOW TO EXCHANGE SHARES
--------------------------------------------------------------------- --------------------------------------------------------------
You may redeem shares by telephone ($100,000 maximum) if, when you    You may exchange shares ($100 minimum or the initial minimum
opened your account, you authorized the telephone redemption          investment requirement) for shares in another AFBA 5Star Fund.
privilege. If you have not authorized telephone redemptions and       The shares being exchanged must have been held in an open
wish to do so, please call (888) 578-2733 for instructions and the    account for 15 days or more.
appropriate form.
--------------------------------------------------------------------- --------------------------------------------------------------
In a letter, include the genuine signature of each registered owner   In a letter, include the genuine signature of each registered
(exactly as registered), the name of each account owner, the          owner, the account number, the number of shares or dollar
account number and the number of shares or the dollar amount to be    amount to be exchanged ($100 minimum) and the name of the
redeemed. Written redemption requests for $25,000 or more require     AFBA 5Star Fund into which the amount is being transferred.
a medallion signature guarantee. We will send redemption proceeds only to the address of record.
--------------------------------------------------------------------- --------------------------------------------------------------
A sale of shares held for less than 60 days may be subject to a       A sale of shares held for less than 60 days may be subject to
to a redemption fee of 2.00%.  For more details, see the "How to      a redemption fee of 2.00%. For more details, see the "How to
Redeem Shares" section of this prospectus.                            Redeem Shares" section of this prospectus.
--------------------------------------------------------------------- --------------------------------------------------------------
Redemption proceeds ($1,000 minimum) may be wired to your             Not applicable.
pre-designated bank account. A $10 fee will be deducted. If we receive your written request before 4:00 P.M. (Eastern time) we will normally wire funds the following business day. If we receive your written request after 4:00 P.M. (Eastern time), we will normally wire funds on the second business day. Contact your bank about the time of receipt and availability. If you request redemption checks to be sent via overnight mail, you may be
required to pay a $10 fee that will be deducted directly from your redemption proceeds.
--------------------------------------------------------------------- --------------------------------------------------------------
SYSTEMATIC REDEMPTION PLAN:                                           MONTHLY EXCHANGES:
You may specify a dollar amount ($50 minimum) to be withdrawn         You may authorize monthly exchanges from your account ($100
monthly or quarterly or have your shares redeemed at a rate           minimum) to another AFBA 5Star Fund. Exchanges will be
calculated to exhaust the account at the end of a specified           continued until all shares have been exchanged or until you
period. A fee of $1.50 or less may be charged for each                terminate the service.
withdrawal. You must own shares in an open account valued at
$10,000 when you first authorize the systematic redemption plan.
You may cancel or change your plan or redeem all your shares at any time. We will continue withdrawals until all your shares are redeemed or until you or the Fund cancels the plan.

                                 PRIVACY POLICY
                                       of
         5Star Financial LLC, 5Star Bank; 5Star Life Insurance Company;
          AFBA 5Star Investment Management Co.; AFBA 5Star Fund, Inc.;
                        AFBA Five Star Securities Company

We value you as a customer and take your personal privacy seriously. We believe that it is important to protect the confidentiality of your personal information (referred to in this policy as "information"). That's why we take every reasonable precaution to safeguard your information. Details of our approach to privacy and how we safeguard your information are set forth in the Privacy Policy that follows.

WHY WE COLLECT AND HOW WE USE INFORMATION

We collect information about you to help us service your financial needs, to provide you with quality products and services and to fulfill legal and regulatory requirements. We use this information for business purposes with respect to our insurance, banking and mutual fund business relationships involving you. These business purposes include evaluating a request for our products or services, processing benefits claims, administering our products or services, and processing transactions requested by you. It is also used to assure compliance with laws and regulations pertaining to our business. We may also use information to offer you other products or services we provide.

HOW WE COLLECT INFORMATION

We obtain most information directly from you. The information you give us when applying for our products or services generally provides the information we need and will vary depending on the product or service you have requested. However, if we need to verify information or need additional information, we may obtain it, as applicable from third parties such as consumer reporting agencies, physicians, hospitals and other medical personnel.

INFORMATION SHARING

Third-parties that help us conduct our business or perform services on our behalf as well as financial institutions with which we have joint marketing agreements may have access to your information. We may disclose information such as your name, address, social security number and account balances, if any to these associates. These associates are permitted to use this information only for the business purposes for which they were retained, or as required by law. We may also use your information within our affiliated companies to inform you about our innovative financial products and services. Other than this, we do not disclose any information about you, including phone numbers and email address to anyone except as permitted or required by law. If you prefer we not share your name with our affiliated companies, simply notify us in writing or call toll free at (800) 776-2322 and we will honor that request. If you have notified us before, you do not need to notify us again.

HOW WE PROTECT INFORMATION

We restrict access to your information to those associates who have a business need to know that information in order to provide products or services to you or to maintain your accounts. These associates are governed by a strict code of conduct and are required to maintain the confidentiality of customer information. We also maintain physical, electronic and procedural safeguards to protect your information.

REVIEWING YOUR INFORMATION

Keeping your information accurate and up-to-date is very important to us. You may obtain information we have about you (other than information relating to a claim or a criminal or legal proceeding) by writing to us and describing the information you would like. If you believe any of the information is incorrect you may advise us of any corrections you believe should be made. To obtain a report or if you have any questions about our Privacy Policy, please write to us at 5Star Enterprises, 909 North Washington Street, Alexandria, VA 22314 -Attention Compliance Department; or call us at (800) 776-2322; or visit our website at WWW.AFBA.COM

CHANGES TO OUR PRIVACY POLICY

Notice of our Privacy Policy will be provided to you annually, as long as you maintain an ongoing relationship with us. This policy may change from time to time, but you can always view our current policy on our website at WWW.AFBA.COM. Our policy applies to both current and former customers.

AFFILIATED COMPANIES

This notice describes the Privacy Policy of 5Star Financial LLC; 5Star Bank; 5Star Life Insurance Company; AFBA 5Star Investment Management Co.; AFBA 5Star Fund, Inc. and AFBA Five Star Securities Company.


                       THIS IS NOT PART OF THE PROSPECTUS.

                             AFBA 5STAR FUND, INC.SM


ADDITIONAL INFORMATION

A Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this Prospectus. This prospectus is also on the Funds' website, WWW.AFBA.COM. The Funds' annual and semi-annual reports to shareholders contain additional information about each Fund's investments. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You can obtain free copies of annual and semi-annual reports and SAIs on the Funds' website at WWW.AFBA.COM.

You may obtain a free copy of these documents by calling, writing or e-mailing the Funds as shown below. You also may call the toll free number given below to request other information about the Funds and to make shareholder inquiries.

You may review and copy the SAI and other information about the Funds by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC. You can obtain information about the Public Reference Room by calling the Commission at (202) 551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at PUBLICINFO@SEC.GOV, or by writing to the Public Reference Section of the Commission, Washington, DC 20549-0102.

AFBA
5STAR
FUND, INC.SM

AFBA 5STAR INVESTMENT MANAGEMENT COMPANY
909 N. Washington Street
Alexandria, Virginia 22314
(800) 243-9865
www.afba.com

Shareholder Inquiries (888) 578-2733                      INVESTMENT COMPANY ACT
                                                                     file number

AFBA-PROS-I-07                                                          811-8035

                         Prospectus dated July 31, 2007


                             AFBA 5STAR FUND, INC.SM
                                Retirement Series

        AFBA 5Star Mid Cap Value Fund (Formerly, AFBA 5Star Mid Cap Fund)
                            AFBA 5Star Small Cap Fund
                            AFBA 5Star Large Cap Fund
                           AFBA 5Star USA Global Fund
                            AFBA 5Star Balanced Fund
                           AFBA 5Star High Yield Fund
                      AFBA 5Star Science & Technology Fund


                                 Class R Shares


SHARES OF THE FUND HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

********************************************************************************

PROSPECTUS DATED JULY 31, 2007

AFBA 5STAR FUND, INC.

                           MANAGER:
                           AFBA 5STAR INVESTMENT MANAGEMENT COMPANY

                           SUB-ADVISERS:
                           DREMAN VALUE MANAGEMENT, L.L.C.
                           MARVIN & PALMER ASSOCIATES, INC.
                           FINANCIAL COUNSELORS, INC.
                           THE LONDON COMPANY
                           TRENDSTAR ADVISORS, LLC
                           BJURMAN, BARRY & ASSOCIATES

                           UNDERWRITER:
                           PFPC DISTRIBUTORS, INC.

********************************************************************************
Table of Contents

                                                                          Page

INFORMATION ABOUT THE FUNDS

Investment Objectives and Principal Investment Strategies.....................4

Principal Risk Factors........................................................8

Past Performance..............................................................11

Fees and Expenses.............................................................19

Portfolio Holdings............................................................20

Manager and Sub-Advisers......................................................21

Financial Highlights..........................................................28

INFORMATION ABOUT INVESTING

How to Purchase, Redeem and Exchange Shares...................................36

Information for Plan Participants.............................................37

Information for Plan Sponsors and Administrators..............................37

Information for IRA Rollover Accounts.........................................39

How Share Price is Determined.................................................43

Distributions and Taxes.......................................................44

Additional Policies About Transactions........................................45

Distribution and Service Arrangements.........................................49

********************************************************************************

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                                    The investment objectives and the manner in which the funds within AFBA 5Star Fund, Inc. (the "Company") will pursue their objectives are as follows:

                                    o AFBA 5STAR MID CAP VALUE FUND (FORMERLY,
                                    AFBA 5STAR MID CAP FUND) - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic equity securities (common stocks, convertibles and warrants) issued by medium-sized or "mid cap" companies. The Fund considers a company to be a mid cap company if it has a market capitalization between $1 billion and $10 billion at the time of purchase.

                                    o AFBA 5STAR SMALL CAP FUND - seeks
                                    long-term capital growth. To pursue its
                                    investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic equity securities issued by small capitalization or "small cap" companies. The Fund considers a company to be a small cap company if it has a market capitalization of less than $2 billion at the time of purchase or if the company's market capitalization would place it in the lowest 20% of total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or trading on the NASDAQ system.

                                    o AFBA 5STAR LARGE CAP FUND - seeks
                                    long-term capital growth. To pursue its
                                    investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic common stocks of large capitalization or "large cap" companies. The Fund considers a company to be a large cap company if it has a market capitalization of $10 billion or greater at the time of purchase.

                                    o AFBA 5STAR USA GLOBAL FUND - seeks capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common stocks of companies based in the United States that receive greater than 40% of their revenues or pre-tax income from global sales and operations. The international operations of these U.S.- based companies will provide investors with exposure to at least three foreign countries.

                                    o AFBA 5STAR BALANCED FUND - seeks both
                                    long-term capital growth and high current income. To pursue its investment objectives, the Fund invests primarily in domestic common stocks and high-yielding, higher-risk debt securities, preferred stocks and convertible preferred stocks.

                                    o AFBA 5STAR HIGH YIELD FUND - seeks high current income with capital growth as a secondary objective. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in high-yielding, higher-risk debt securities.

                                    o AFBA 5STAR SCIENCE & TECHNOLOGY FUND - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common stocks and other domestic equity securities (including convertibles and warrants) of companies expected to benefit from the development, advancement, and use of science and technology.

                                    [Begin Callout] MARKET CAPITALIZATION: How much a company is considered to be worth. It equals the number of outstanding shares times the share price. [End Call out]

                                    Each Fund's principal investment strategies are described below:

                                    o AFBA 5STAR MID CAP VALUE FUND - Focuses on securities that are undervalued, but have favorable prospects for appreciation. The sub-adviser's stock selection process encompasses screening for stocks of mid-cap companies with below market price-to-earnings ratios that are financially solid and comparisons of the company's stock price to its book value, cash flow and yield. The sub-adviser analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term capital appreciation and dividend growth. The sub-adviser assembles the Mid Cap Value Fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

                                    o AFBA 5STAR SMALL CAP FUND - targets small cap companies. The sub-advisers identify smaller companies that exhibit consistent or predictable cash generation and/or are expected to benefit from long-term industry or technological trends. The sub-advisers then select securities based on: 1) fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis.

                                    o AFBA 5STAR LARGE CAP FUND - invests in large cap companies expected to benefit from long-term industry and technological trends that are likely to positively impact company performance. Long-term trends are identified with the purpose of investing in companies that should have favorable operating environments over the next three to five years. The final stock selection process includes: 1) ongoing fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis. The Fund may have a significant amount of assets invested in the technology sector. Realization of dividend income is a secondary consideration.

                                    o AFBA 5STAR USA GLOBAL FUND - identifies
                                    U.S.- based multinational companies that exhibit consistent or predictable cash generation and/or are expected to benefit from the growth of sales outside the United States. The sub-adviser then selects securities based on: 1) fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; 3) rigorous valuation analysis; and 4) the issuer must have substantial international operations. The Fund may have a significant amount of assets invested in the technology sector.

                                    o AFBA 5STAR BALANCED FUND - invests in a combination of domestic common stocks, high-yielding, higher-risk corporate bonds and high-yielding, higher-risk convertible debt securities. The Fund may also invest in government bonds, mortgage-backed securities and asset-backed securities. The allocation of assets invested in each type of security is designed to balance yield income and long-term capital appreciation with reduced volatility of returns. The Fund expects to change its allocation mix over time based on the Manager's view of economic conditions and underlying security values. Under normal circumstances, the Manager will allocate at least 25% of the Fund's assets to a sub-adviser to be invested in equity securities and at least 25% to a sub-adviser to be invested in debt securities. Many of the Fund's common stock investments are expected to pay dividends.

                                    o AFBA 5STAR HIGH YIELD FUND - uses
                                    extensive fundamental research to identify debt investment opportunities among high-risk, high-yielding securities.
                                    Emphasis is placed on relative value and good corporate management. Specifically, the sub-adviser may look at a number of past, present and estimated factors such as: 1) financial strength of the issuer; 2) cash flow; 3) management; 4) borrowing requirements; and 5) responsiveness to changes in interest rates and business conditions.

                                    o AFBA 5STAR SCIENCE & TECHNOLOGY FUND - selects stocks that the sub-adviser believes have prospects for above-average earnings growth based on intensive fundamental research. Portfolio holdings can range from small companies that are developing new technologies to blue chip firms with established track records of developing, producing or distributing products and services in the science and technology industries. The Fund may also invest in companies that are likely to benefit from technological advances even if those companies are not directly involved in the specific research and development. The Fund focuses on technology and healthcare-related companies which, in the sub-adviser's opinion, have sustainable long-term business models, as well as companies that are likely to benefit from long-term trends identified by the sub-adviser. Some of the industries likely to be represented in the Fund's portfolio are:

                                    o Electronics, including hardware, software
                                      and components;
                                    o Communications;
                                    o E-commerce;
                                    o Information;
                                    o Media;
                                    o Life sciences and healthcare;
                                    o Environmental services;
                                    o Chemicals and synthetic materials; and
                                    o Defense and aerospace.

                                    INVESTMENT STYLE AND TURNOVER - The
                                    sub-advisers normally do not engage in
                                    active or frequent trading of the Funds' investments. Instead, to reduce turnover of the Funds' holdings, each sub-adviser's general strategy is to purchase securities for the Funds based upon what the sub-advisers believe to be long-term trends. This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains. A sub-adviser may sell a Fund's investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.

                                    TEMPORARY INVESTMENTS-The Funds generally hold some cash, short-term debt obligations, government securities or high quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in such investments for temporary defensive purposes. During those times, a Fund will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets. Also, keep in mind that a temporary defensive strategy still has the potential to lose money.

                                    INVESTMENT OBJECTIVE AND POLICY CHANGES -
                                    The investment objectives and policies
                                    described above indicate how the Funds are managed. Each Fund's investment objective is fundamental, which means it may only be changed if both the Board of Directors and shareholders approve the change. The policies of the AFBA 5Star Large Cap, AFBA 5Star USA Global, AFBA 5Star Balanced and AFBA 5Star High Yield Funds are also fundamental. With respect to the AFBA 5Star Mid Cap Value, AFBA 5Star Small Cap and AFBA 5Star Science & Technology Funds' policy of investing, under normal circumstances, at least 80% of its net assets in the types of securities suggested by each Fund's name, shareholders of such Funds must receive at least 60 days' notice before any change.

                                    [Begin Callout] DIVERSIFICATION: A technique to reduce the risks inherent in any investment by investing in a broad range of securities from different industries, locations or asset classes. [end Callout]


PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------

                                    MARKET RISKS - Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time. Since the Funds (except the AFBA 5Star High Yield Fund) are normally invested in equity securities, the value of these Funds will likely go up and down. As with an investment in any mutual fund, there is a risk that you could lose money by investing in the Funds.

                                    A Fund's success depends largely on a
                                    sub-adviser's ability to select favorable investments. Also, different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times stocks will be more or less favorable than bonds, and small cap or mid cap company stocks will be more or less favorable than large cap company stocks. Because of this, the Funds may perform better or worse than other types of funds depending on what is in "favor."

                                    DEBT RISKS - The yields and principal values of debt securities will also fluctuate. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. Furthermore, these fluctuations tend to increase as a bond's maturity increases such that a longer term bond will increase or decrease more for a given change in interest rates than a shorter term bond.

                                    INTERNATIONAL RISKS - International
                                    investing poses additional risks such as currency fluctuation, political instability, less government regulation, less publicly available information, limited trading markets and greater volatility. However, the AFBA 5Star USA Global Fund invests only in U.S. companies traded in the United States and denominated in U.S. dollars. Although this type of investment is not considered direct foreign investment, the U.S. companies with substantial foreign operations in which this Fund normally invests will be exposed to risks inherent in foreign investments. As a shareholder in these companies, the Fund, and in turn, the Fund's shareholders, will be indirectly exposed to, and perhaps adversely affected by, these inherent foreign risks. The AFBA 5Star Mid Cap Value, AFBA 5Star Small Cap and AFBA 5Star Science & Technology Funds may also invest in U.S. companies with substantial international operations to a more limited degree and, to the extent they do so, will be subject to the same foreign risks.

                                    All of the Funds (except the AFBA 5Star USA
                                    Global Fund) may gain international exposure by investing in American Depositary Receipts ("ADRs") and securities of foreign companies that are traded on U.S. stock exchanges. The Funds do not intend to buy securities of foreign companies directly through foreign stock exchanges. ADRs are typically certificates that are publicly traded in the United States and represent ownership in underlying foreign securities. Investing in foreign companies, even indirectly through ADRs, may involve the same inherent foreign risks, as described above. These risks can increase the potential for losses in the Fund.

                                    MID CAP COMPANY RISKS - The AFBA 5Star Mid
                                    Cap Value Fund invests primarily in mid cap companies. Generally, mid cap companies may have more potential for growth than large cap companies. Investing in mid cap companies, however, may involve greater risks than investing in large cap companies. Mid cap companies may not have the management experience, financial resources, product diversification or competitive strengths of large cap companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies. An investment in the Fund may be more suitable for long-term investors who are willing to bear the risk of these fluctuations. Mid cap company stocks may be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if the Fund wants to sell a large quantity of a mid cap company's stock it may have to sell at a lower price than the sub-adviser might prefer, or it may have to sell in small quantities over a period of time. The Fund's sub-adviser attempts to minimize this risk by investing in stocks that are readily bought and sold.

                                    SMALL CAP COMPANY RISKS - The AFBA 5Star
                                    Small Cap Fund invests primarily in small cap companies. Investments in small cap companies often involve greater risks than investing in large cap companies. These companies may not have the management experience, financial resources, product diversification or competitive strengths of large cap companies. As a result, the securities of small cap companies may be more volatile than the securities of larger, more established companies. Thus, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. The Fund tries to minimize volatility by diversifying in terms of companies and industries. Small cap company stocks tend to be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if the Fund wants to sell a large quantity of a small cap company's stock it may have to sell at a lower price than the sub-advisers might prefer, or it may have to sell in small quantities over a period of time. The Fund's sub-advisers try to minimize this risk by investing in stocks that are readily bought and sold.

                                    LARGE CAP COMPANY RISKS - The AFBA 5Star
                                    Large Cap Fund invests primarily in large cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Large cap companies are also sometimes unable to attain the high growth rates of successful, small cap companies, especially during extended periods of economic expansion.

                                    HIGH YIELD RISKS - The AFBA 5Star Balanced and AFBA 5Star High Yield Funds invest in lower-rated, high-yielding bonds (commonly known as "junk bonds"). These bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer of a debt security will fail to make timely payments of principal or interest to the Funds. Lower-rated securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. Lower-rated securities also tend to have less liquid markets than higher-rated securities. In addition, market prices of lower-rated bonds tend to react more negatively to adverse economic or political changes, investor perceptions or individual corporate developments than the market prices of higher-rated bonds.

                                    SECTOR RISKS - Since the AFBA 5Star Science
                                    & Technology Fund is focused on science and technology related industries, it is more concentrated than stock funds invested in a broader range of industries. The AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund may also at times invest significantly in technology related industries. Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to such companies. For example, products or services that first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. In addition, technology industries can be affected by competition from new market entrants as well as developing government regulations and policies. The level of risk will rise to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management. Therefore, the AFBA 5Star Science & Technology Fund is likely to be more volatile, and the AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund, to the extent they focus on technology related industries, may be more volatile than a fund that does not invest significantly in technology related industries.

                                    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
                                    RISKS - The AFBA 5Star Balanced Fund and
                                    AFBA 5Star High Yield Fund invest in
                                    mortgage-backed and asset-backed securities, which are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, a Fund may have to replace the security by investing the proceeds in a less attractive security. This may reduce a Fund's share price and its income distribution.

                                    MORE INFORMATION ABOUT THE FUNDS'
                                    INVESTMENTS - The Funds' Statement of
                                    Additional Information contains more
                                    information about the particular types of securities in which the Funds invest.

********************************************************************************
PAST PERFORMANCE
--------------------------------------------------------------------------------

                                    The performance information shown on the following pages provides an indication of the risks of investing in the Funds. The bar charts show the total returns for Class R Shares of each Fund for each full calendar year since inception of the Fund. For periods prior to the inception date of Class R Shares, the total return information is based on the historical performance of each Fund's original class of shares (Class I Shares) since commencement of operations. The tables show each Fund's average annual returns for certain periods compared with those of a relevant, widely recognized benchmark. The returns assume that all dividends and capital gains distributions have been reinvested in new shares of the Fund. A FUND'S PAST PERFORMANCE (BOTH BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW A FUND WILL PERFORM IN THE FUTURE.

                                    Prior to the inception date of Class R
                                    Shares, the performance information is based on the performance of each Fund's original class of shares (Class I Shares), which is not offered in this Prospectus. Different classes of shares generally have substantially similar annual returns because the shares are invested in the same portfolio of securities. Returns for Class R Shares will differ from the original class of shares (Class I Shares) only to the extent that the Class R Shares will have different expenses.

.................................................................................
AFBA 5STAR MID CAP VALUE FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR(1), (2)
-------------------------------------------------------

        2003                       43.71%
        2004                       15.41%
        2005                       12.68%
        2006                        4.79%

Year-to-Date Return as of June 30, 2007 = 12.06%
Best Quarter: Quarter Ended June 30, 2003 = 23.03%(2)
Worst Quarter: Quarter Ended June 30, 2006 = (8.49%)(2)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

-------------------------------------------------------------------------------------------------------------------------
                                                                                                     ANNUALIZED TOTAL
                                                                                                       RETURN SINCE
                                                                                  1 YEAR               INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------------
AFBA 5Star Mid Cap Value Fund Return(2).........................................  4.79%                   10.18%
-------------------------------------------------------------------------------------------------------------------------

S&P 400 Mid Cap Index (reflects no deduction for fees, expenses or
taxes)(3)....................................................................... 10.26%                   10.26%

Lipper Mid Cap Fund Index (reflects no deduction for fees, expenses or
taxes)(4)....................................................................... 12.02%                    8.85%

Russell 2500 Value Index (reflects no deduction for fees,
expenses or taxes) (5).......................................................... 20.56%                   11.22%
-------------------------------------------------------------------------------------------------------------------------

(1)  INCEPTION DATE OF THE FUND = MAY 1, 2002.

(2) FOR THE PERIODS PRIOR TO THE INCEPTION DATE OF CLASS R SHARES, WHICH WAS FEBRUARY 17, 2004, THE ANNUAL TOTAL RETURN IS BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAS BEEN RECALCULATED TO REFLECT RULE 12B-1 AND SHAREHOLDER SERVICE FEES APPLICABLE TO CLASS R SHARES.

(3) THE S&P 400 MID CAP INDEX IS AN UNMANAGED, MARKET CAPITALIZATION-WEIGHTED INDEX OF 400 MEDIUM-CAPITALIZATION STOCKS DESIGNED TO MEASURE THE MID-SIZE COMPANY SEGMENT OF THE U.S. MARKETS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE FUND MAY NOT DISCLOSE THIS BENCHMARK PERFORMANCE INFORMATION IN THE FUTURE.

(4) THE LIPPER MID CAP FUND INDEX IS COMPRISED OF MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES WITH MARKET CAPITALIZATION (ON A THREE-YEAR WEIGHTED BASIS) OF LESS THAN 300% OF THE DOLLAR-WEIGHTED MEDIAN MARKET CAPITALIZATION OF THE S&P MID CAP 400 INDEX. THESE FUNDS HAVE LATITUDE WITH RESPECT TO THE VALUATIONS (PRICE-TO-EARNINGS, PRICE-TO-BOOK, AND THREE-YEAR EARNINGS GROWTH) OF THE SECURITIES IN THEIR PORTFOLIO AND MAY ALTER THEIR PORTFOLIO STYLE OVER TIME. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(5) EFFECTIVE JULY 16, 2007, THE FUND'S BENCHMARK INDEX CHANGED FROM THE S&P 400 MID CAP INDEX TO THE RUSSELL 2500 VALUE INDEX. THE MANAGER BELIEVES THIS BENCHMARK INDEX MORE APPROPRIATELY REFLECTS THE TYPES OF SECURITIES HELD IN THE PORTFOLIO AND PROVIDES THE BEST COMPARATIVE PERFORMANCE INFORMATION. THE RUSSELL 2500 VALUE INDEX measures THE PERFORMANCE OF COMPANIES IN THE RUSSELL 2500 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE PERFORMANCE OF THE RUSSELL 2500 VALUE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************

AFBA 5STAR SMALL CAP FUND
--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (1),(2)
---------------------------------------------------------

        2002                      (26.70%)
        2003                       51.14%
        2004                       23.29%
        2005                        0.41%
        2006                       12.84%

Year-to-Date Return as of June 30, 2007 = 9.62%
Best Quarter: Quarter Ended June 30, 2003 = 31.02%(2)
Worst Quarter: Quarter Ended September 30, 2002 = (23.07%)(2)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              ANNUALIZED TOTAL
                                                                                                                RETURN SINCE
                                                                              1 YEAR           5 YEARS          INCEPTION(1)
---------------------------------------------------------------------------------------------------------------------------------
AFBA 5Star Small Cap Fund Return(2).......................................    12.84%             9.13%             12.72%
---------------------------------------------------------------------------------------------------------------------------------

S&P 600 Small Cap Index (reflects no deduction for fees, expenses or
taxes)(3).................................................................    15.07%            12.44%             15.10%

Lipper Small Cap Fund Index (reflects no deduction for fees, expenses
or taxes)(4)..............................................................    14.64%             9.91%             11.82%

Russell 2000 Growth Index (reflects no deduction for fees,
expenses or taxes) (5)....................................................    13.34%             6.35%              9.05%
---------------------------------------------------------------------------------------------------------------------------------

(1)  INCEPTION DATE OF THE FUND = OCTOBER 15, 2001.

(2) FOR THE PERIODS PRIOR TO THE FEBRUARY 17, 2004 INCEPTION DATE OF CLASS R SHARES, THE ANNUAL TOTAL RETURNS ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO REFLECT RULE 12B-1 AND SHAREHOLDER SERVICE FEES APPLICABLE TO CLASS R SHARES.

(3) THE S&P 600 SMALL CAP INDEX IS A MARKET VALUE-WEIGHTED INDEX CONSISTING OF 600 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE FUND MAY NOT DISCLOSE THIS BENCHMARK PERFORMANCE INFORMATION IN THE FUTURE.

(4) THE LIPPER SMALL CAP FUND INDEX IS COMPRISED OF THE TOP 25-30 MANAGED MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES WITH MARKET CAPITALIZATIONS (ON A THREE-YEAR WEIGHTED BASIS) LESS THAN 250% OF THE DOLLAR-WEIGHTED MEDIAN OF THE SMALLEST 500 OF THE MIDDLE 1,000 SECURITIES OF THE S&P SUPERCOMPOSITE 1500 INDEX. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(5) EFFECTIVE JULY 16, 2007, THE FUND'S BENCHMARK INDEX CHANGED FROM THE S&P 600 SMALL CAP INDEX TO THE RUSSELL 2000 GROWTH INDEX. THE MANAGER BELIEVES THIS BENCHMARK INDEX MORE APPROPRIATELY REFLECTS THE TYPES OF SECURITIES HELD IN THE PORTFOLIO AND PROVIDES THE BEST COMPARATIVE PERFORMANCE INFORMATION. THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION. THE PERFORMANCE OF THE RUSSELL 2000 GROWTH INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************

AFBA 5STAR LARGE CAP FUND
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year(1), (2)
--------------------------------------------------------------------------------

        1998                        6.10%
        1999                       12.94%
        2000                       20.25%
        2001                      (15.58%)
        2002                      (26.25%)
        2003                       30.20%
        2004                        7.39%
        2005                        1.31%
        2006                        9.61%

Year-to-Date Return as of June 30, 2007 = 11.41%
Best Quarter: Quarter Ended June 30, 2003 = 20.47%(2)
Worst Quarter: Quarter Ended June 30, 2002 = (20.40%)(2)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          ANNUALIZED TOTAL
                                                                                                            RETURN SINCE
                                                                              1 YEAR          5 YEARS       INCEPTION(1)
-----------------------------------------------------------------------------------------------------------------------------
AFBA 5Star Large Cap Fund Return(2)........................................    9.61%           2.75%            4.52%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3).......   15.61%           6.10%            7.18%

Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes) (4).....................................................    9.04%           1.60%            3.22%

-----------------------------------------------------------------------------------------------------------------------------

(1)  INCEPTION DATE OF THE FUND = JUNE 3, 1997.

(2) FOR THE PERIODS PRIOR TO THE FEBRUARY 17, 2004 INCEPTION DATE OF CLASS R SHARES, THE ANNUAL TOTAL RETURNS ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO REFLECT RULE 12B-1 AND SHAREHOLDER SERVICE FEES APPLICABLE TO CLASS R SHARES.

(3) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE FUND MAY NOT DISCLOSE THIS BENCHMARK PERFORMANCE INFORMATION IN THE FUTURE.

(4) EFFECTIVE JULY 16, 2007, THE FUND'S BENCHMARK INDEX CHANGED FROM THE S&P 500 INDEX TO THE RUSSELL 1000 GROWTH INDEX. THE MANAGER BELIEVES THIS BENCHMARK INDEX MORE APPROPRIATELY REFLECTS THE TYPES OF SECURITIES HELD IN THE PORTFOLIO AND PROVIDES THE BEST COMPARATIVE PERFORMANCE INFORMATION. THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST U.S. COMPANIES IN THE RUSSELL 3000 INDEX BASED ON MARKET CAPITALIZATION. THE PERFORMANCE OF THE RUSSELL 1000 GROWTH INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************

AFBA 5STAR USA GLOBAL FUND
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year(1),(2)
--------------------------------------------------------------------------------

        1998                        7.83%
        1999                       32.02%
        2000                        8.99%
        2001                      (10.97%)
        2002                      (27.69%)
        2003                       37.58%
        2004                        6.27%
        2005                        3.51%
        2006                       10.99%

Year-to-Date Return as of June 30, 2007 = 9.66%
Best Quarter: Quarter Ended December 31, 1999 = 19.61%(2)
Worst Quarter: Quarter Ended September 30, 2002 = (20.30%)(2)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           ANNUALIZED TOTAL
                                                                                                             RETURN SINCE
                                                                              1 YEAR          5 YEARS        INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------
AFBA 5Star USA Global Fund Return(2).......................................   10.99%           3.96%             5.87%
------------------------------------------------------------------------------------------------------------------------------

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3).......   15.61%           6.10%             7.18%

Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes) (4).....................................................    9.04%           1.60%             3.22%

------------------------------------------------------------------------------------------------------------------------------

(1)  INCEPTION DATE OF THE FUND = JUNE 3, 1997.

(2) FOR THE PERIODS PRIOR TO THE FEBRUARY 17, 2004 INCEPTION DATE OF CLASS R SHARES, THE ANNUAL TOTAL RETURNS ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO REFLECT RULE 12B-1 AND SHAREHOLDER SERVICE FEES APPLICABLE TO CLASS R SHARES.

(3) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE FUND MAY NOT DISCLOSE THIS BENCHMARK PERFORMANCE INFORMATION IN THE FUTURE.

(4) EFFECTIVE JULY 16, 2007, THE FUND'S BENCHMARK INDEX CHANGED FROM THE S&P 500 INDEX TO THE RUSSELL 1000 GROWTH INDEX. THE MANAGER BELIEVES THIS BENCHMARK INDEX MORE APPROPRIATELY REFLECTS THE TYPES OF SECURITIES HELD IN THE PORTFOLIO AND PROVIDES THE BEST COMPARATIVE PERFORMANCE INFORMATION. THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000

     LARGEST U.S. COMPANIES IN THE RUSSELL 3000 INDEX BASED ON MARKET CAPITALIZATION. THE PERFORMANCE OF THE RUSSELL 1000 GROWTH INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************

AFBA 5STAR BALANCED FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR(1),(2)
---------------------------------------------------------
        1998                  (0.57%)
        1999                   6.40%
        2000                  10.88%
        2001                   1.97%
        2002                 (15.32%)
        2003                  26.31%
        2004                  13.54%
        2005                   5.13%
        2006                  15.61%

Year-to-Date Return as of June 30, 2007= 6.26%
Best Quarter: Quarter Ended June 30, 2003 = 13.49%(2)
Worst Quarter: Quarter Ended September 30, 2001 = (13.76%)(2)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           ANNUALIZED TOTAL
                                                                                                             RETURN SINCE
                                                                              1 YEAR          5 YEARS        INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------

AFBA 5Star Balanced Fund Return(2).....................................       15.61%           8.10%             7.12%

------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)...       15.61%           6.10%             7.18%

Lipper Balanced Fund Index (reflects no deduction for fees, expenses
or taxes)(4)............................................................      11.60%           6.51%             6.94%

------------------------------------------------------------------------------------------------------------------------------

(1)  INCEPTION DATE OF THE FUND = JUNE 3, 1997.

(2) FOR THE PERIODS PRIOR TO THE FEBRUARY 17, 2004 INCEPTION DATE OF CLASS R SHARES, THE ANNUAL TOTAL RETURNS ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO REFLECT RULE 12B-1 AND SHAREHOLDER SERVICE FEES APPLICABLE TO CLASS R SHARES.

(3) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(4) THE LIPPER BALANCED FUND INDEX IS AN UNMANAGED INDEX AND INCLUDES THE 30 LARGEST MUTUAL FUNDS WHOSE PRIMARY OBJECTIVE IS TO CONSERVE PRINCIPAL BY MAINTAINING AT ALL TIMES A BALANCED PORTFOLIO OF BOTH STOCKS AND BONDS. TYPICALLY THE STOCK/BOND RATIO OF FUNDS IN THE INDEX RANGES AROUND 60%/40%.

     THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR HIGH YIELD FUND
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year(1), (2)
--------------------------------------------------------------------------------


        1998                       (6.19%)
        1999                        1.99%
        2000                        7.78%
        2001                        9.66%
        2002                        2.13%
        2003                       20.17%
        2004                        7.53%
        2005                       (1.56%)
        2006                        8.22%

Year-to-Date Return as of June 30, 2007 = 3.01%
Best Quarter: Quarter Ended June 30, 2003 = 8.52%(2)
Worst Quarter: Quarter Ended September 30, 1998 = (6.38%)(2)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           ANNUALIZED TOTAL
                                                                                                             RETURN SINCE
                                                                              1 YEAR          5 YEARS        INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------
AFBA 5Star High Yield Fund Return(2)...................................        8.22%           7.05%             5.66%

------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Bond Index (reflects no deduction for fees,
expenses or taxes)(3)..................................................       11.64%           9.84%             6.67%

Lipper High Yield Fund Index (reflects no deduction for fees, expenses
or taxes)(4)...........................................................       10.18%           9.08%             4.83%

------------------------------------------------------------------------------------------------------------------------------

(1)  INCEPTION DATE OF THE FUND = JUNE 3, 1997.

(2) FOR THE PERIODS PRIOR TO THE FEBRUARY 17, 2004 INCEPTION DATE OF CLASS R SHARES, THE ANNUAL TOTAL RETURNS ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO REFLECT RULE 12B-1 AND SHAREHOLDER SERVICE FEES APPLICABLE TO CLASS R SHARES.

(3) THE MERRILL LYNCH HIGH YIELD BOND INDEX IS AN UNMANAGED INDEX COMPRISED OF OVER 1,200 HIGH YIELD BONDS REPRESENTATIVE OF THE HIGH YIELD BOND MARKET AS A WHOLE. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(4) THE LIPPER HIGH YIELD FUND INDEX IS A WIDELY RECOGNIZED INDEX OF MUTUAL FUNDS THAT INVEST PRIMARILY IN HIGH YIELD BONDS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************

AFBA 5STAR SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR(1), (2)
--------------------------------------------------------
        2002                      (39.18%)
        2003                       63.26%
        2004                       11.21%
        2005                        6.12%
        2006                       11.11%

Year-to-Date Return as of June 30, 2007 = 11.22%
Best Quarter: Quarter Ended June 30, 2003 = 29.21%(2)
Worst Quarter: Quarter Ended June 30, 2002 = (30.96%)(2)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 ANNUALIZED TOTAL
                                                                                                                   RETURN SINCE
                                                                                  1 YEAR           5 YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
AFBA 5Star Science & Technology Fund Return(2).........................           11.11%            5.42%             7.88%
------------------------------------------------------------------------------------------------------------------------------------

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)...           15.61%            6.10%             7.18%

Lipper Science & Technology Fund Index (reflects no deduction for
fees, expenses or taxes)(4)............................................            6.72%            0.76%             3.07%

------------------------------------------------------------------------------------------------------------------------------------

(1)  INCEPTION DATE OF THE FUND = OCTOBER 12, 2001.

(2) FOR THE PERIODS PRIOR TO THE FEBRUARY 17, 2004 INCEPTION DATE OF CLASS R SHARES, THE ANNUAL TOTAL RETURNS ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO REFLECT RULE 12B-1 AND SHAREHOLDER SERVICE FEES APPLICABLE TO CLASS R SHARES.

(3) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(4) THE LIPPER SCIENCE & TECHNOLOGY FUND INDEX IS AN UNMANAGED, EQUALLY-WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING MUTUAL FUNDS (BASED ON NET ASSETS) IN THE LIPPER SCIENCE AND TECHNOLOGY CLASSIFICATION. THERE ARE CURRENTLY 30 FUNDS REPRESENTED IN THIS INDEX. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************

********************************************************************************

FEES AND EXPENSES
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of each AFBA 5Star Fund.

                                                                                                                             AFBA
                                          AFBA          AFBA          AFBA          AFBA          AFBA          AFBA        5STAR
                                         5STAR         5STAR         5STAR         5STAR         5STAR         5STAR       SCIENCE &
                                        MID CAP      SMALL CAP     LARGE CAP     USA GLOBAL     BALANCED     HIGH YIELD   TECHNOLOGY
                                       VALUE FUND       FUND          FUND          FUND          FUND          FUND         FUND
------------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- ----------
Shareholder Fees


(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price)....    None          None          None          None          None          None        None
   Maximum Deferred Sales Charge
     (Load)...........................    None          None          None          None          None          None        None
   Maximum Sales Charge (Load)
     Imposed on Reinvested Dividends..    None          None          None          None          None          None        None
   Redemption Fee (as a percentage of
     amount redeemed for shares held
     less than 60 days payable to the
     Fund).....                           2.00%(1)      2.00%(1)      2.00%(1)      2.00%(1)      2.00%(1)      2.00%(1)    2.00%(1)
Exchange Fee..........................    None          None          None          None          None          None        None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

   Management Fees.................       0.80%         0.80%         0.80%         0.80%         0.80%         0.80%        0.80%

   Distribution (12b-1) Fees.......       0.35%         0.35%         0.35%         0.35%         0.35%         0.35%        0.35%
   Shareholder Service Fees........       0.15%         0.15%         0.15%         0.15%         0.15%         0.15%        0.15%
   Other Expenses..................       0.81%         0.48%         0.89%         0.81%         0.46%         0.92%        1.55%
   Total Annual Fund Operating
     Expenses......................       2.11%         1.78%         2.19%         2.11%         1.76%         2.22%        2.85%
   Less Fee Reduction/Expense
     Payments(2)...................      (0.33%)        0.00%        (0.41%)       (0.33%)       (0.18%)       (0.64%)      (0.92%)
   Net Total Annual Fund Operating
     Expenses(2)...................       1.78%         1.78%         1.78%         1.78%         1.58%         1.58%        1.93%

(1) The redemption fee is calculated as a percentage of the amount redeemed and may be charged when shares are sold or exchanged within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees that will be deducted directly from your redemption proceeds. If you request redemption checks to be sent via overnight mail, you may be required to pay a $10 fee that will be deducted directly from your redemption proceeds. For more details, see the "How to Purchase, Redeem and Exchange Shares" section of this prospectus.

(2) The Manager has entered into contractual agreements to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 and shareholder service fees) to 1.08% through July 31, 2008 with respect to the AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund. In addition, the Manager has contractually agreed to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 and shareholder service fees) to 1.28% through July 31, 2008 for the AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund. With respect to AFBA 5Star Science & Technology Fund, the Manager has entered into a contractual arrangement to limit fees and/or pay expenses in amounts necessary to limit Total Annual Operating Expenses (excluding Rule 12b-1 and shareholder service fees) to 1.50% through July 31, 2008. After July 31, 2008, the Manager may either renew or terminate these arrangements. For the previous period from August 1, 2006 through July 31, 2007, with respect to the AFBA 5Star Science & Technology Fund, the Manager limited fees and/or paid expenses in amounts necessary to limit the AFBA 5Star Science & Technology Fund's Total Operating Expenses, excluding Rule

     12b-1 and shareholder services fees to 1.28%. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the Manager may seek to recoup amounts it previously reduced or expenses that it paid. The Manager will only seek to recoup such amounts if total annual fund operating expenses (excluding Rule 12b-1 and shareholder service fees) plus the amounts recouped do not exceed the expense limitation target. The Manager shall only be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid. With respect to the AFBA 5Star Science & Technology Fund, the Fee Reduction/Expense Payments and Net Total Annual Fund Operating Expenses set forth in the table above have been restated to reflect the Fee Reduction/Expense Payments and Net Total Annual Fund Operating Expenses that would have been applicable if contractual limits on fees and expenses were those in place for the fiscal year ending March 31, 2008. The Fee Reduction/Expense Payments and Net Total Annual Fund Operating Expenses were calculated using a blended contractual fee limit based on the limit of 1.28% that was in place from April 1, 2007 through July 31, 2007 and the limit of 1.50% that was in place from August 1, 2007 through March 31, 2008. The actual Fee Reduction/Expense Payment and Net Total Annual Fund Operating Expenses for the fiscal year ended March 31, 2007 were (1.07%) and 1.78%, respectively.


********************************************************************************
FEE EXAMPLES
--------------------------------------------------------------------------------
The following examples are intended to help you compare the cost of investing in each AFBA 5Star Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                     1 YEAR            3 YEARS             5 YEARS           10 YEARS
                                                 --------------- --------------------- ----------------- -----------------
AFBA 5Star Mid Cap Value Fund(1)                       $181              $629                $1,104           $2,415
AFBA 5Star Small Cap Fund(1)                           $181              $560                  $964           $2,095
AFBA 5Star Large Cap Fund(1)                           $181              $646                $1,137           $2,492
AFBA 5Star USA Global Fund(1)                          $181              $629                $1,104           $2,415
AFBA 5Star Balanced Fund(1)                            $161              $537                  $937           $2,058
AFBA 5Star High Yield Fund(1)                          $161              $633                $1,131           $2,504
AFBA 5Star Science & Technology Fund(2)                $196              $796               $ 1,422          $ 3,110

(1) PLEASE NOTE THAT THE MANAGER'S CONTRACTUAL FEE REDUCTION THROUGH JULY 31, 2008 IS REFLECTED IN THE CALCULATION OF THE EXPENSES IN THE 1-YEAR EXAMPLE AND THE FIRST YEAR OF THE 3, 5 AND 10-YEAR EXAMPLES.
(2) WITH RESPECT TO THE AFBA 5STAR SCIENCE & TECHNOLOGY FUND, THE MANAGER'S BLENDED CONTRACTUAL FEE REDUCTION AS REFLECTED IN THE ANNUAL FUND OPERATING EXPENSES TABLE FOR THE FISCAL YEAR ENDING MARCH 31, 2008 IS REFLECTED IN THE CALCULATION OF EXPENSES IN THE 1-YEAR EXAMPLE AND THE FIRST YEAR OF THE 3, 5 AND 10-YEAR EXAMPLES.

The above examples are for comparison purposes only and are not a representation of the Funds' actual expenses and returns, either past or future.

********************************************************************************
PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

                                    A description of the Funds' policies and procedures regarding disclosure of portfolio holdings can be found in the Funds' Statement of Additional Information, which can be obtained free of charge by contacting the Funds' transfer agent at (888) 578-2733, and on the Funds' website at www.afba.com.

********************************************************************************
MANAGER AND SUB-ADVISERS
--------------------------------------------------------------------------------


                                    AFBA 5Star Investment Management Company
                                    (the "Manager"), located at 909 N.
                                    Washington Street, Alexandria, VA 22314, a corporation organized under the laws of the Commonwealth of Virginia, acts as the Funds' investment and business manager and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Pursuant to the current Management Agreement for each of the Funds, the Manager is responsible for providing or obtaining investment management and related administrative services for the Funds. The sole business of the Manager is the management of the Funds, which as of June 30, 2007 had approximately $465 million in total assets. The Manager is a wholly owned subsidiary of 5Star Financial LLC and, ultimately, a wholly owned subsidiary of Armed Forces Benefit Association ("AFBA"), which was organized in 1947 to provide low-cost life insurance for military families. As AFBA's eligibility criteria have expanded over the years, so have its services, which now include banking products, mutual funds, health insurance and financial services. General Ralph E. Eberhart, USAF (Ret.), serves as the Chairman of the Manager's Board of Directors, as well as Chairman of the Board of Directors of the Company.

                                    The Manager, which is responsible for
                                    providing or obtaining investment management services for the Funds, identified a group of new sub-advisers that it employed to replace Kornitzer Capital Management ("KCM"), the former sole sub-adviser to the Funds. KCM was compensated for its services from management fees paid to the Manager until July 15, 2007.

                                    At a recent meeting of the Funds' Board of Directors, the Manager recommended, and the Board approved, the appointment of the new sub-advisers listed below ("Sub-Advisers") and interim sub-advisory agreements pursuant to which the Sub-Advisers are managing the Funds' assets effective July 16, 2007.

                                    The Sub-Advisers may manage the Funds
                                    pursuant to the interim sub-advisory
                                    agreements for a period of 150 days. At the Board of Directors' Meeting, the Manager also recommended, and the Board approved, the submission of the Sub-Advisers and new proposed sub-advisory agreements to shareholders of each Fund for approval at a meeting to be held on or about October 8, 2007.

                                    The following is a description of each
                                    Sub-Adviser and the portfolio managers
                                    responsible for the day to day management of each Fund.

                                    o For the AFBA 5Star Mid Cap Value Fund,
                                    Dreman Value Management, L.L.C. ("Dreman"), located at 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611-9725, will manage the entire portfolio. Dreman had $24 billion in assets under management as of December 31, 2006.

                                    The investment team managing the AFBA 5Star
                                    Mid Cap Value Fund is comprised of David N.
                                    Dreman, E. Clifton Hoover, Mark Roach, F.
                                    James Hutchinson and Lee Delaporte, who are jointly and primarily responsible for the day-to-day management of the Fund.

                                    David N. Dreman is Chairman, Chief
                                    Investment Officer and Founder of Dreman. He founded his first investment firm, Dreman Value Management, Inc. in 1977 and served as its President and Chairman until 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997. He has been a regular columnist for FORBES for over 27 years and he has made numerous presentations before groups such as the National Bureau of Economic Research, the Society of Quantitative Analysts, the Harvard Medical School, the Cambridge Center for Behavioral Studies, the Institute of Behavioral Finance, the Association of Investment Management and Research (AIMR), the National Financial Analysts Seminar and numerous other academic and professional groups. His research findings have also been published in the FINANCIAL ANALYSTS JOURNAL, THE JOURNAL OF INVESTING and THE JOURNAL OF BEHAVIORAL FINANCE.

                                    E. Clifton Hoover is Co-Chief Investment
                                    Officer and a Managing Director of Dreman.
                                    He has over 20 years of experience in the investment management industry. He has built his career on the low P/E approach to investing that is at the center of the Dreman philosophy. Prior to joining Dreman in 2006, he was a Managing Director and Portfolio Manager at NFJ Investment Group from 1997 to 2006. In this role he managed a Dividend Value portfolio and Small Cap portfolio. In addition, he assisted with consultant relationship building and retail channel support for both mutual fund and wrap accounts.

                                    Mark Roach joined Dreman in November of 2006 as a Managing Director and Portfolio Manager of Small and Mid Cap products and he brings over 14 years of industry experience to the firm. Prior to joining Dreman, he was a Portfolio Manager at Vaughan Nelson Investment Management, managing a small cap product from 2002 to 2006. He has significant experience in working with institutions, pensions and endowments and is well known in consulting the high net worth community. He served as a Securities Analyst from 1994 to 2001 for various institutions including Fifth Third Bank, Lynch, Jones & Ryan and USAA.

                                    F. James Hutchinson is President and a
                                    Managing Director of Dreman. He has over 30 years experience in Finance and Trust/Investment Management with The Bank of New York prior to joining Dreman in October 2000. In addition to several senior corporate banking assignments, he was elected President of The Bank of New York (Delaware) in 1987 and president of the Bank of New York- NJ in 1995. He is responsible for Dreman's marketing and is a member of the Investment Policy Committee.

                                    Lee A. Delaporte is a Managing Director and
                                    Director of Research at Dreman. He has over 20 years experience in the Investment Management business prior to joining Dreman in 2004 as a Senior Vice President and Portfolio Manager. Prior to joining Dreman, he served as a Managing Director and Senior Portfolio Manager at Citigroup Asset Management and its predecessors, where he was a member of their Large Cap Value team for 11 years. There he was responsible for institutional and private client separate accounts, as well as research coverage of the energy, electrical equipment and metals industries.

                                    o For the AFBA 5Star Small Cap Fund,
                                    Bjurman, Barry & Associates ("Bjurman"), located at 10100 Santa Monica Boulevard, Suite 1200, Los Angeles, CA 90067, TrendStar Advisers, LLC ("TrendStar") located at 7300 College Boulevard, Suite 308, Overland Park, KS 66210 and The London Company ("London Co.") located at 1801 Bayberry Court, Suite 301, Richmond, VA 23226, will each serve as a sub-adviser to the Fund. Bjurman and TrendStar will each be responsible for managing approximately 40% of the Fund's portfolio and the London Co. will be responsible for managing approximately 20% of the Fund's portfolio. Bjurman had $1.2 billion in assets under management as of December 31, 2006. TrendStar had $450 million in assets under management as of December 31, 2006. The London Co. had $650 million in assets under management as of December 31, 2006.

                                    The Bjurman investment team managing the AFBA 5Star Small Cap Fund is comprised of Stephen W. Shipman, O. Thomas Barry III, G. Andrew Bjurman, Patrick Bradford and Roberto
                                    P. Wu., who are jointly and primarily
                                    responsible for the day-to-day management of the portion of the Small Cap Fund managed by Bjurman.

                                    Stephen W. Shipman, CFA is Executive
                                    Vice President and Director of Research of
                                    Bjurman. He joined Bjurman in 1997 after serving as Chief Executive Officer for Spot Magic, Incorporated. He serves as portfolio manager and a principal member of Bjurman's Investment Policy Committee.

                                    O. Thomas Barry III, CFA, CIC is the Chief
                                    Investment Officer and Senior Executive Vice
                                    President of Bjurman. He serves as a Senior
                                    Portfolio Manager, Member of the Board of
                                    Directors, and a principal member of
                                    Bjurman's Investment Policy Committee. Prior to joining Bjurman in 1978, he was the Senior Investment Officer and Portfolio Manager at Security National Pacific Bank.

                                    G. Andrew Bjurman, CFA, CIC is President and
                                    Chief Executive Officer of Bjurman. He
                                    joined Bjurman at its founding in 1970 and has over 30 years of investment experience. He serves as senior portfolio manager and a principal member of Bjurman's Investment Policy Committee.

                                    Patrick Bradford is Assistant Vice President of Bjurman. He joined Bjurman in 1993 and has over 13 years of investment experience. He serves as portfolio manager and a Principal Member of Bjurman's Investment Policy Committee.

                                    Roberto P. Wu, CFA is Senior Research
                                    Analyst of Bjurman. He joined Bjurman in
                                    1997 and has over 9 years of investment
                                    experience. He serves as portfolio manager and a member of Bjurman's Investment Policy Committee.

                                    The TrendStar investment team managing the AFBA 5Star Small Cap Fund is comprised of Thomas W. Laming and James R. McBride, who are both jointly and primarily responsible for the day-to-day management of TrendStar's portion of the AFBA 5Star Small Cap Fund.

                                    Thomas W. Laming is a member of the equity management team of TrendStar with over 17 years of investment experience, including positions in portfolio management and research. Prior to co-founding TrendStar, he spent 10 years with Kornitzer Capital Management as Senior Vice President and was Buffalo Funds' Chief Equity Strategist and Co-Lead Portfolio Manager for the Buffalo Small-Cap, Mid-Cap, Large-Cap, and USA Global funds and the sole Manager of the Buffalo Science & Technology Fund. He was formerly a Technology Analyst with Waddell and Reed, and prior to entering investment management, he was a spacecraft design engineer with Martin Marietta (now Lockheed Martin) in Denver, Colorado, and with TRW (now Northrop Grumman) in Houston, Texas and Redondo Beach, California.

                                    James R. McBride is a member of the equity management team of TrendStar with over 16 years of finance and investment experience. Prior to co-founding TrendStar, he was with Kornitzer Capital Management as a Vice President and Research Analyst for 3 years. Prior to joining Kornitzer Capital Management he served as Project Manager in corporate finance with Agilent Technologies and Hewlett Packard. He is also a 1986 graduate of the General Electric Manufacturing Management Program for Manufacturing Engineers.

                                    The London Co. investment team managing the AFBA 5Star Small Cap Fund is comprised of Stephen M. Goddard and Jonathan T. Moody, who both are jointly and primarily responsible for the day-to-day management of the London Co.'s portion of the AFBA 5Star Small Cap Fund.

                                    Stephen M. Goddard, CFA is Managing Director and Founder of the London Co., and heads the London Co.'s Investment Committee. He has over 20 years of investment experience, beginning his career as an Analyst in 1985 for Scott & Stringfellow, followed by Senior Portfolio Management positions at CFB Advisory in 1988 and Flippin, Bruce & Porter in 1990. In 1993, he worked as the Chief Investment Officer for the Tredegar Trust Company until he founded the London Co. in early 1994. He is a Chartered Financial Analyst, member of the Richmond Society of Financial Analysts, and a former Board member of the Virginia Asset Management Investment Corporation.

                                    Jonathan T. Moody is the Director of
                                    Research, Portfolio Manager, and a member of the London Co.'s Investment Committee. Prior to joining the London Co. in 2002, he founded Primary Research Group. Mr. Moody has over 17 years of investment experience. He started his career at Woodward and Associates in 1986, followed by Analyst/Portfolio Manager positions at Piedmont Capital and Crestar Asset Management (now Trusco) from 1997 to 1998. Mr. Moody also worked at BB&T Capital Markets from 1999 to 2001.

                                    o For the AFBA 5Star Large Cap Fund, Marvin
                                    & Palmer Associates, Inc. ("M&P"), located at 1201 N. Market Street, Suite 2300, Wilmington, DE 19801-1165, will manage the entire portfolio. M&P had $11 billion in assets under management as of December 31, 2006.

                                    The investment team managing the AFBA 5Star
                                    Large Cap Fund is comprised of David Marvin,
                                    Jay Middleton, Stephen Marvin and Porter
                                    Schutt, who are jointly and primarily
                                    responsible for the day-to-day management of the Fund.

                                    David Marvin, CFA is CEO, Chairman of the
                                    Board and Portfolio Manager of M&P and has been with M&P since he founded it with Stan Palmer in 1986. He focuses on global equity investments and currencies. Prior to starting M&P, Mr. Marvin served for 10 years as Vice President in charge of the $10 billion internally-managed DuPont Pension Fund. Preceding his tenure at DuPont, Mr. Marvin worked for Investors Diversified

                                    Services as the Head Portfolio Manager for
                                    IDS Stock Fund. IDS Stock Fund was the
                                    largest mutual fund in the United States at the time of Mr. Marvin's tenure. Mr. Marvin started in the investment business in 1965 as a securities analyst for Chicago Title & Trust.

                                    Jay Middleton is a Portfolio Manager and
                                    Principal of M&P and has been with M&P since
                                    1989. He focuses on equity investments in the Americas. He joined M&P as a Global Analyst and became a Portfolio Manager in 1992. Mr. Middleton holds a B.A. from Wesleyan University. He is a member of the Phi Beta Kappa Honor Society.

                                    Stephen Marvin is a Portfolio Manager and
                                    Principal of M&P. He focuses on equity
                                    investments in the Americas. He joined M&P in 1994 as a Global Analyst and became a Portfolio Manager in 1997. Prior to joining M&P, he worked for Bear, Stearns & Company as a Corporate Finance Analyst. Mr. Marvin holds a B.A. from Carleton College.

                                    Porter Schutt is a Portfolio Manager and
                                    Principal of M&P. He focuses on equity
                                    investments in the Pacific Region and the U.S. He joined M&P in 2000 as an International Analyst and became a Portfolio Manager in 2001. Prior to joining M&P, he worked in Hong Kong for 8 years, most recently at Goldman Sachs (Asia) L.L.C. as a Vice President from 1996 to 2000. From 1992 to 1996 he worked as a Manager of Asian Equities Sales at Peregrine Brokerage Limited. He received his B.A. from the University of Virginia.

                                    o For the AFBA 5Star USA Global Fund, M&P will manage the entire portfolio. M&P had $11 billion in assets under management as of December 31, 2006.

                                    The investment team managing the AFBA 5Star
                                    USA Global Fund is comprised of David
                                    Marvin, Jay Middleton, Stephen Marvin and
                                    Porter Schutt, who are jointly and primarily responsible for the day-to-day management of the Fund.

                                    The respective biographical information of the members of M&P managing the AFBA 5Star USA Global Fund can be found under the information for the AFBA 5Star Large Cap Fund.

                                    o For the AFBA 5Star Balanced Fund, the
                                    London Co. will manage the Fund's equity investments and Financial Counselors, Inc. ("FCI"), located at 442 West 47th Street, Kansas City, MO 64110, will manage the Fund's fixed income investments. The London Co. had $650 million in assets under management as of December 31, 2006. FCI had $3 billion in assets under management as of December 31, 2006.

                                    The London Co. investment team managing the equity portion of the AFBA 5Star Balanced Fund's portfolio is comprised of Stephen M. Goddard and Jonathan T. Moody, who both are jointly and primarily responsible for the day-to-day management of the London Co.'s portion of the AFBA 5Star Balanced Fund's portfolio.

                                    The respective biographical information of the members of the London Co. managing the AFBA 5Star Balanced Fund can be found under the information for the AFBA 5Star Small Cap Fund.

                                    The FCI investment team managing the AFBA
                                    5Star Balanced Fund is comprised of Gary B.
                                    Cloud and Peter G. Greig, who both are
                                    jointly and primarily responsible for
                                    managing the Fund's fixed income
                                    investments.

                                    Gary B. Cloud, CFA is a Senior Vice
                                    President and Portfolio Manager of FCI. He joined FCI in 2003 and serves as a member of the Fixed Income Investment Committee and the Value

                                    Equity Analyst Institute. He is also a
                                    member of the Kansas City CFA Society and the Chartered Financial Analyst Institute. He began his investment career in 1986 working in the secondary marketing department of a mortgage banking company. His experience with mortgage-backed securities led him to Bank One Corporation, where he spent 10 years in a variety of consumer lending, asset acquisition and portfolio management roles. In 1988, he managed a $1.5 billion portfolio of corporate, mortgage and asset-backed securities for a local insurance company.

                                    Peter G. Greig, CFA is a Senior Vice
                                    President and Portfolio Manager of FCI. He joined FCI in 1989 as a Trader and fixed income Analyst. He manages fixed income portfolios for institutional clients. In addition, he oversees FCI's fixed income trading operations, provides fixed income expertise to other managers, and chairs FCI's Fixed Income Investment Committee.

                                    o For the AFBA 5Star High Yield Fund, FCI will manage the entire portfolio. FCI had $3 billion in assets under management as of December 31, 2006.

                                    The investment team managing the AFBA 5Star
                                    High Yield Fund is comprised of Gary B.
                                    Cloud and Peter G. Greig, who are jointly and primarily responsible for the day-to-day management of the Fund.

                                    The respective biographical information of the team members managing the AFBA 5Star High Yield Fund can be found under the information for the AFBA 5Star Balanced Fund.

                                    o For the AFBA 5Star Science & Technology
                                    Fund, TrendStar will manage the entire
                                    portfolio. TrendStar had $450 million in assets under management as of December 31, 2006.

                                    The investment team managing the AFBA 5Star
                                    Science & Technology Fund is comprised of
                                    Thomas W. Laming and James R. McBride, who are jointly and primarily responsible for the day-to-day management of the Fund.

                                    The respective biographical information of the team members managing the AFBA 5Star Science & Technology Fund can be found under the information for the AFBA 5Star Small Cap Fund.

                                    A discussion regarding the basis for the Board's approval of the Funds' advisory agreement and former sub-advisory agreement with KCM is available in the Funds' annual report to shareholders for the period ended March 31, 2007. A discussion regarding the basis for the Board's approval of the interim and proposed sub-advisory agreements with the Sub-Advisers will be available in the Funds' semi-annual report to shareholders for the period ended September 30, 2007.

                                    For its services, each Fund pays the Manager a fee at the annual rate of 0.80% of the Fund's average daily net assets. The Manager has entered into contractual arrangements to limit fees and/or pay expenses to the extent necessary to limit Total Annual Fund Operating Expenses of Class R Shares to

                                    1.08% of average annual net assets,
                                    exclusive of Rule 12b-1 and shareholder
                                    service fees, through July 31, 2008, with respect to the AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund. In addition, the Manager has contractually agreed to limit fees and/or pay expenses necessary to limit Total Annual Fund Operating Expenses of Class R Shares to 1.28% of average annual net assets, exclusive of Rule 12b-1 and shareholder service fees, through July 31, 2008, with respect to the AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund. With respect to the AFBA 5Star Science & Technology Fund, the Manager has entered into a contractual arrangement to limit fees and/or pay expenses to the extent necessary to limit Total Annual Operating Expenses of Class R shares to 1.50% of the average annual net assets of the Fund, exclusive of Rule 12b-1 and shareholder service fees, through July 31, 2008. After July 31, 2008, the Manager may either renew or terminate these arrangements. For the previous period from August 1, 2006 through July 31, 2007, with respect to the AFBA 5Star Science & Technology Fund, the Manager limited fees and/or paid expenses in amounts necessary to limit the AFBA 5Star Science & Technology Fund's Total Operating Expenses, excluding Rule 12b-1 and shareholder services fees to 1.28%. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the Manager may seek to recoup amounts it previously reduced or expenses that it paid. The Manager will only seek to recoup such amounts if Total Annual Fund Operating Expenses plus the amounts recouped do not exceed the expense limitation target. The Manager shall only be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.

                                    The Sub-Advisers are compensated for their services by the Manager from the management fees it receives from the Funds. Prior to July 16, 2007, KCM was also compensated for its services by the Manager from the management fees it receives from the Funds.

                                    The Funds' Statement of Additional
                                    Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds.

********************************************************************************
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each Fund's financial performance since the inception of Class R Shares. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements, which have been audited by PricewaterhouseCoopers LLP and are included in the annual report, which is available, without charge, upon request.

********************************************************************************
AFBA 5STAR MID CAP VALUE FUND

--------------------------------------------------------------------------------

                                                                                                                     FOR THE
                                                                                YEAR        YEAR        YEAR         PERIOD
                                                                               ENDED       ENDED       ENDED         ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                  MARCH 31,    MARCH 31,   MARCH 31,     MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                             2007(A)      2006(A)      2005         2004***
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..................................     $   15.81    $   12.81    $   12.72    $   12.30
                                                                            ---------    ---------    ---------    ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ..............................................         (0.16)       (0.13)       (0.14)       (0.02)
     Net gain on securities (both realized and unrealized) ............          0.38         3.16         0.37         0.44
                                                                            ---------    ---------    ---------    ---------
   Total from investment operations ...................................          0.22         3.03         0.23         0.42
                                                                            ---------    ---------    ---------    ---------
   Less distributions:
     Distributions from capital gains .................................         (0.14)       (0.03)       (0.14)          --
                                                                            ---------    ---------    ---------    ---------
   Total distributions ................................................         (0.14)       (0.03)       (0.14)          --
                                                                            ---------    ---------    ---------    ---------
Net asset value, end of period ........................................     $   15.89    $   15.81    $   12.81    $   12.72
                                                                            =========    =========    =========    =========

Total return* .........................................................          1.42%       23.68%        1.77%        3.42%
                                                                            =========    =========    =========    =========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) ...............................     $    0.01    $    0.01    $    0.01    $    0.01
Ratio of expenses to average net assets** .............................          1.78%        1.78%        1.78%        1.78%
Ratio of net investment loss to average net assets** ..................         (1.06%)      (0.96%)      (1.15%)      (1.25%)
Ratio of expenses to average net assets before contractual expense
   reimbursement and waivers**.........................................          2.11%        3.31%        7.26%        8.07%
Ratio of net investment loss to average net assets before contractual
   expense reimbursement and waivers** ................................         (1.39%)      (2.49%)      (6.63%)      (7.54%)
Portfolio turnover rate ...............................................            22%          19%          18%          22%

*      TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**     ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***    SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.
(A)    PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR SMALL CAP FUND
--------------------------------------------------------------------------------

                                                                                                                     FOR THE
                                                                               YEAR        YEAR        YEAR          PERIOD
                                                                              ENDED        ENDED       ENDED          ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                  MARCH 31,    MARCH 31,   MARCH 31,     MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                             2007(A)      2006(A)      2005         2004***
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..................................     $   18.37    $   15.48    $   15.06    $   14.68
                                                                            ---------    ---------    ---------    ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income loss .......................................         (0.18)       (0.18)       (0.16)       (0.02)
     Net gain (loss) on securities (both realized and unrealized) .....          0.93         3.17         0.59         0.40
                                                                            ---------    ---------    ---------    ---------
   Total from investment operations ...................................          0.75         2.99         0.43         0.38
                                                                            ---------    ---------    ---------    ---------
   Less distributions:
     Distributions from capital gains .................................         (0.37)       (0.10)       (0.01)          --
                                                                            ---------    ---------    ---------    ---------
   Total distributions ................................................         (0.37)       (0.10)       (0.01)          --
                                                                            ---------    ---------    ---------    ---------
Net asset value, end of period ........................................     $   18.75    $   18.37    $   15.48    $   15.06
                                                                            =========    =========    =========    =========

Total return* .........................................................          4.23%       19.37%        2.85%        2.59%
                                                                            =========    =========    =========    =========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) ...............................     $    0.03    $    0.02    $    0.01    $    0.01
Ratio of expenses to average net assets** .............................          1.78%        1.78%        1.78%        1.78%
Ratio of net investment loss to average net assets** ..................         (1.02%)      (1.12%)      (1.06%)      (1.40%)
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers** ................................          1.78%        1.82%        2.10%        3.13%
Ratio of net investment loss to average net assets before
   contractual expense reimbursement and waivers** ....................         (1.02%)      (1.16%)      (1.38%)      (2.75%)
Portfolio turnover rate ...............................................            18%          24%          26%          23%

*      TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**     ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***    SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.
(A)    PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR LARGE CAP FUND

--------------------------------------------------------------------------------

                                                                                                                     FOR THE
                                                                               YEAR        YEAR        YEAR          PERIOD
                                                                              ENDED        ENDED       ENDED          ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                  MARCH 31,    MARCH 31,   MARCH 31,     MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                             2007(A)      2006(A)      2005         2004***
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..................................     $   13.53    $   12.41    $   12.30    $   12.72
                                                                            ---------    ---------    ---------    ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ..............................................         (0.09)       (0.07)       (0.04)          --
     Net gain (loss) on securities ....................................
         (both realized and unrealized) ...............................          1.47         1.19         0.15        (0.42)
                                                                            ---------    ---------    ---------    ---------
   Total from investment operations ...................................          1.38         1.12         0.11        (0.42)
                                                                            ---------    ---------    ---------    ---------
Net asset value, end of period ........................................     $   14.91    $   13.53    $   12.41    $   12.30
                                                                            =========    =========    =========    =========
Total return* .........................................................         10.20%        9.03%       (0.90)%      (3.30%)
                                                                            =========    =========    =========    =========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) ...............................     $    0.01    $    0.01    $    0.01    $    0.01
Ratio of expenses to average net assets** .............................          1.78%        1.78%        1.78%        1.61%
Ratio of net investment loss to average net assets** ..................         (0.65%)      (0.57%)      (0.33%)      (0.28%)
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers** ................................          2.19%        2.74%        3.88%        3.22%
Ratio of net investment loss to average net assets before
   contractual expense reimbursement and waivers** ....................         (1.06%)      (1.53%)      (2.43%)      (1.90%)
Portfolio turnover rate ...............................................            23%          40%          24%          45%

*      TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**     ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***    SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.
(A)    PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR USA GLOBAL FUND

--------------------------------------------------------------------------------

                                                                                                                     FOR THE
                                                                               YEAR        YEAR        YEAR          PERIOD
                                                                              ENDED        ENDED       ENDED          ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                  MARCH 31,    MARCH 31,   MARCH 31,     MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                             2007(A)      2006(A)      2005         2004***
------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..................................     $   15.37    $   13.64    $   13.93    $   14.30
                                                                            ---------    ---------    ---------    ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ..............................................         (0.07)       (0.07)       (0.02)       (0.37)
     Net loss on securities (both realized and unrealized) ............          1.72         1.80        (0.27)          --
                                                                            ---------    ---------    ---------    ---------
   Total from investment operations ...................................          1.65         1.73        (0.29)       (0.37)
                                                                            ---------    ---------    ---------    ---------
   Net asset value, end of period .....................................     $   17.02    $   15.37    $   13.64    $   13.93
                                                                            =========    =========    =========    =========
Total return* .........................................................         10.74%       12.68%       (2.08%)      (2.59%)
                                                                            =========    =========    =========    =========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) ...............................     $    0.01    $    0.01    $    0.01    $    0.01
Ratio of expenses to average net assets** .............................          1.78%        1.78%        1.78%        1.61%
Ratio of net investment loss to average net assets** ..................         (0.47%)      (0.46%)      (0.12%)      (0.27%)
Ratio of expenses to average net assets before contractual expense
   reimbursement and waivers** ........................................          2.11%        2.17%        2.65%        2.51%
Ratio of net investment loss to average net assets before contractual
   expense reimbursement and waivers** ................................         (0.80%)      (0.85%)      (0.99%)      (1.17%)
Portfolio turnover rate ...............................................            13%          16%          37%          23%

*      TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**     ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***    SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.
(A)    PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR BALANCED FUND

--------------------------------------------------------------------------------

                                                                                                                     FOR THE
                                                                               YEAR        YEAR        YEAR          PERIOD
                                                                              ENDED        ENDED       ENDED          ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                  MARCH 31,    MARCH 31,   MARCH 31,     MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                             2007(A)      2006(A)      2005         2004***
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .............................          $   12.92    $   12.08    $   11.25    $   11.36
                                                                            ---------    ---------    ---------    ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .......................................               0.30         0.32         0.33         0.05
     Net gain (loss) on securities
         (both realized and unrealized) ..........................               1.13         0.86         0.84        (0.11)
                                                                            ---------    ---------    ---------    ---------
   Total from investment operations ..............................               1.43         1.18         1.17        (0.06)
                                                                            ---------    ---------    ---------    ---------
   Less distributions:
     Dividends from net investment income ........................              (0.40)       (0.34)       (0.34)       (0.05)
     Distributions from capital gains ............................              (0.16)          --           --           --
                                                                            ---------    ---------    ---------    ---------
   Total distributions ...........................................              (0.56)       (0.34)       (0.34)       (0.05)
                                                                            ---------    ---------    ---------    ---------
Net asset value, end of period ...................................          $   13.79    $   12.92    $   12.08    $   11.25
                                                                            =========    =========    =========    =========
Total return* ....................................................              11.15%        9.87%       10.49%       (0.57%)
                                                                            =========    =========    =========    =========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) ..........................          $    0.01    $    0.02    $    0.01    $    0.01
Ratio of expenses to average net assets** ........................               1.58%        1.58%        1.58%        1.58%
Ratio of net investment income to average net assets** ...........               2.27%        2.58%        2.96%        3.82%
Ratio of expenses to average net assets before contractual expense
   reimbursement and waivers** ...................................               1.76%        1.95%        2.09%        2.50%
Ratio of net investment income to average net assets before
   contractual expense reimbursement and waivers** ...............               2.09%        2.21%        2.45%        2.89%
Portfolio turnover rate ..........................................                 28%          18%          27%          43%

*     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***   SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.
(A)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR HIGH YIELD FUND

--------------------------------------------------------------------------------

                                                                                                                     FOR THE
                                                                               YEAR        YEAR        YEAR          PERIOD
                                                                              ENDED        ENDED       ENDED          ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                  MARCH 31,    MARCH 31,   MARCH 31,     MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                             2007(A)      2006(A)      2005         2004***
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..................................     $    9.00    $    8.99    $    9.09    $    9.06
                                                                            ---------    ---------    ---------    ---------
   INCOME FROM INVESTMENT OPERATIONS:
        Net investment income ............................................       0.44         0.39         0.24         0.04
     Net gain (loss) on securities
         (both realized and unrealized) ...............................          0.05         0.12        (0.06)        0.02
                                                                            ---------    ---------    ---------    ---------
   Total from investment operations ...................................          0.49         0.51         0.18         0.06
                                                                            ---------    ---------    ---------    ---------
   Less distributions:
     Dividends from net investment income .............................         (0.44)       (0.40)       (0.24)       (0.03)
     Distributions from capital gains .................................         (0.10)       (0.10)       (0.04)          --
                                                                            ---------    ---------    ---------    ---------
   Total distributions ................................................         (0.54)       (0.50)       (0.28)       (0.03)
                                                                            ---------    ---------    ---------    ---------
Net asset value, end of period ........................................     $    8.95    $    9.00    $    8.99    $    9.09
                                                                            =========    =========    =========    =========
Total return* .........................................................          5.60%        5.89%        2.00%        0.65%
                                                                            =========    =========    =========    =========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) ...............................     $    0.01    $    0.01    $    0.01    $    0.01
Ratio of expenses to average net assets** .............................          1.58%        1.58%        1.58%        1.58%
Ratio of net investment income to average net assets** ................          4.94%        4.45%        2.68%        3.41%
Ratio of expenses to average net assets before contractual expense
   reimbursement and waivers** ........................................          2.22%        2.28%        2.61%        3.15%
Ratio of net investment income to average net assets before contractual
   expense reimbursement and waivers** ................................          4.30%        3.75%        1.65%        1.85%
Portfolio turnover rate ...............................................            10%          28%          47%          44%

*     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***   SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.
(A)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR SCIENCE AND TECHNOLOGY FUND

--------------------------------------------------------------------------------

                                                                                                                     FOR THE
                                                                               YEAR         YEAR        YEAR         PERIOD
                                                                               ENDED        ENDED       ENDED         ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                   MARCH 31,    MARCH 31,   MARCH 31,     MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                             2007(A)      2006(A)      2005         2004***
------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..................................     $   14.08    $   11.58    $   12.39    $   12.30
                                                                            ---------    ---------    ---------    ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ..............................................         (0.15)       (0.15)       (0.14)       (0.02)

     Net gain (loss) on securities (both realized and unrealized) .....          0.50         3.18        (0.65)        0.11
                                                                            ---------    ---------    ---------    ---------
   Total from investment operations ...................................          0.35         3.03        (0.79)        0.09
                                                                            ---------    ---------    ---------    ---------
   Less distributions:
     Distributions from capital gains .................................         (0.77)       (0.53)       (0.02)          --
                                                                            ---------    ---------    ---------    ---------
   Total distributions ................................................         (0.77)       (0.53)       (0.02)          --
                                                                            ---------    ---------    ---------    ---------
Net asset value, end of period ........................................     $   13.66    $   14.08    $   11.58    $   12.39
                                                                            =========    =========    =========    =========
Total return* .........................................................          2.97%       26.92%       (6.39%)       0.73%
                                                                            =========    =========    =========    =========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions) ...............................     $    0.01    $    0.01    $    0.01    $    0.01
Ratio of expenses to average net assets** .............................          1.78%        1.78%        1.78%        1.78%
Ratio of net investment loss to average net assets** ..................         (1.13%)      (1.16%)      (1.14%)      (1.12%)
Ratio of expenses to average net assets before contractual expense
   reimbursement and waivers** ........................................          2.85%        5.44%        9.56%        6.74%
Ratio of net investment loss to average net assets before contractual
   expense reimbursement and waivers** ................................         (2.20%)      (4.82%)      (8.92%)      (6.08%)
Portfolio turnover rate ...............................................            39%          44%          48%          44%

*     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***   SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.
(A)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

                                    ELIGIBLE INVESTORS
                                    Class R Shares of each Fund are generally available to certain tax-deferred retirement plans, including 401(k) plans, employer sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, held in plan level or omnibus accounts. Class R Shares also are available to IRA rollovers from eligible retirement plans that offered one or more AFBA 5Star Funds Class R Shares as an investment option. Class R Shares generally are not available to retail non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).

                                    Eligible retirement plans generally may open an account and purchase Class R Shares by contacting any investment professional authorized to sell the Funds' shares. Class R Shares may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or record keeper.

                                    You may withdraw from your account at any time. Please contact your plan administrator or record keeper in order to sell shares from your retirement plan. The proceeds from a redemption of a Fund generally will be sent to your plan administrator via check, wire, or ACH. Redemption proceeds sent via wire are subject to a $10 wire fee. Redemption proceeds sent via ACH are not subject to a fee, but proceeds may take 4 days to reach the account of your plan administrator.

                                    Class R Shares of each AFBA 5Star Fund shall be exchangeable only for Class R Shares of each other AFBA 5Star Fund that is available through your plan. Each exchange shall be made based upon the relative net asset values of the Class R Shares as set forth in the prospectus of the Funds. Before you request an exchange, consider each Fund's investment objective and policies as described in the current prospectus. Contact your plan administrator for a free copy. Some Funds may not be available in certain retirement plans.

                                    MINIMUM INVESTMENTS
                                    There is no minimum amount for initial
                                    investments or additional investments in
                                    Class R Shares.

********************************************************************************
INFORMATION FOR PLAN PARTICIPANTS
--------------------------------------------------------------------------------

                                    Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares. Shareholder services may only be available to plan participants through a plan administrator. Plans may require separate applications and their policies and procedures may be different than those described in this prospectus. Participants should contact their plan administrator for information regarding shareholder services pertaining to participants' investments in the Funds.

                                    If the plan or a participant in the plan places an order through a plan administrator or broker-dealer properly authorized to accept orders as an agent of the Funds, the order may be processed at the net asset value per share next effective after receipt by that institution. If the after-hours trading authority of such agents is limited or restricted then the order may be processed at the net asset value per share next effective after receipt by the Fund.


********************************************************************************
INFORMATION FOR PLAN SPONSORS AND ADMINISTRATORS
--------------------------------------------------------------------------------

                                    OPENING AN ACCOUNT
                                    Eligible retirement plans generally may open an account and purchase Class R Shares by contacting any investment firm or plan administrator authorized to sell the Funds' shares. A retirement plan sponsor can obtain retirement plan applications from its investment firm or plan administrator or by calling the Funds at (800) 243-9865.

                                    If the retirement plan invests in Class R
                                    Shares of the Funds through other financial intermediaries, additional conditions may apply to an investment in the Funds, and the financial intermediary may charge a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Funds and their affiliates. In addition, the options and services available to a retirement plan may be different from those discussed in this prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

                                    ACCOUNT OPTIONS
                                    Use an account application to select options and privileges for accounts opened on behalf of the retirement plan. A retirement plan can change the selection of account options available to the plan and its participants at any time by sending a completed account options form to the Funds' transfer agent.

                                    Plan sponsors may be required to obtain a signature guarantee to make certain changes to an existing account.

                                    Contact the Funds at (800) 243-9865 for
                                    account applications and account options forms.

                                    Write or call the Funds' transfer agent for application assistance and other account information:

                                    AFBA 5Star Fund, Inc.
                                    c/o PFPC Inc.
                                    760 Moore Road
                                    King of Prussia, PA 19406

                                    HOW TO REDEEM SHARES
                                    Class R Shares will be redeemed at the net asset value per share next calculated after a Fund receives a request in good order. The Fund generally will send your redemption proceeds by check, bank wire or electronic funds transfer. If the plan recently purchased the shares being redeemed, the Fund may delay payment of the redemption proceeds until the check has cleared. This may take up to 15 calendar days from the purchase date. If a signature guarantee is required, the plan must submit its request in writing.

                                    REDEMPTION FEE
                                    The Funds charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange). The redemption fee will be calculated as a percentage of the net asset value of such shares at the time of redemption. This redemption fee is paid directly to the Fund from which shares are redeemed and exchanged. The redemption fee is not a sales charge or a contingent deferred sales charge. The purpose of the additional transaction fee is to allocate costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first and those shares held the shortest as being redeemed last.

                                    The 2% redemption fee will not be charged on the following transactions:

                                    o Redemptions of shares resulting from the death or disability (as defined in the Internal Revenue Code) of the shareholder including a joint owner.

                                    o Redemptions of shares on an account that has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Manager.

                                    o   Redemption of shares acquired through
                                        dividend reinvestment.

                                    o   Redemption of shares acquired through
                                        lump sum or other distributions from a
                                        qualified corporate or self-employed
                                        retirement plan following the retirement
                                        (or following attainment of age 59 1/2
                                        in the case of a "key employee" of a
                                        "top heavy" plan), as described in the
                                        prospectus.

                                    o   Redemption of shares acquired through
                                        distributions from an individual
                                        retirement account (IRA) or Custodial
                                        Account under Section 403(b)(7) of the
                                        tax code, following attainment of age
                                        59 1/2, as described in the prospectus.

                                    o   Redemption of shares under the Funds'
                                        systematic withdrawal plan, as well as
                                        shares redeemed as a result of required
                                        minimum distributions under certain
                                        employer-sponsored retirement plans or
                                        IRAs.

                                    o Redemption of shares held through 401(k) or other employer-sponsored retirement plans. However, the redemption fee does apply to non-mandatory withdrawals from individual retirement accounts (IRAs) and 403(b) custodial accounts.

                                    Each Fund also has the discretion to waive the 2% redemption fee if the Fund is in jeopardy of failing the 90% income test or losing its regulated investment company
                                    (RIC) qualification for tax purposes.
                                    Despite the Funds' implementation of the 2% redemption fee, there may be certain intermediaries that are unable to enforce the Funds' redemption fee (or process its exceptions) because of their inability for various reasons to assess the fee to underlying shareholders or that may use criteria and methods for tracking, applying, and/or calculating the fee that may differ in some respects from that of the Funds.


********************************************************************************

INFORMATION FOR IRA ROLLOVER ACCOUNTS
--------------------------------------------------------------------------------

                                    OPENING AN ACCOUNT
                                    IRA rollover accounts may be eligible to open an account and purchase Class R Shares by contacting any investment firm authorized to sell the Funds' shares. You can obtain an application from your investment firm or by calling the Funds at (800) 243-9865. You may also open your Class R Shares account by completing an account application and sending it to the Funds' transfer agent by mail.

                                    If a retirement plan invests in Class R
                                    Shares of the Funds through investment
                                    professionals or other financial
                                    intermediaries, additional conditions may apply, and the investment professional or financial intermediary may charge a transaction-based or other fee for their services. These conditions and fees are in addition to those imposed by the Funds and their affiliates. In addition, the options and services available to an IRA rollover account may be different from those discussed in this prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

                                    ACCOUNT OPTIONS
                                    Use your account application to select
                                    options and privileges for your account. You can change your selections at any time by sending a completed account options form. You may be required to obtain a signature guarantee to make certain changes to an existing account.

                                    Contact the Funds at (800) 243-9865 for
                                    account applications and account options forms.

                                    Write or call the Funds' transfer agent for application assistance and other account information:

                                    AFBA 5Star Fund, Inc.
                                    c/o PFPC Inc.
                                    760 Moore Road
                                    King of Prussia, PA 19406
                                    (888) 578-2733

                                    HOW TO PURCHASE SHARES
                                    You may purchase Fund shares from any
                                    investment firm that has a sales agreement with the Funds' underwriter. If you are an eligible investor and do not have an investment firm, please call (800) 243-9865 for information on how to locate an investment professional in your area.

                                    The Funds may reject any order until they have confirmed the order in writing and received payment. Normally, your investment firm will send your purchase request to the Funds' transfer agent. Consult your investment professional for more information. Your investment firm may receive a commission from the Funds' underwriter for your purchase of Fund shares.

                                    EXCHANGES
                                    Class R Shares of each Fund shall be
                                    exchangeable only for Class R Shares of each other Fund. Each exchange shall be made based upon the relative net asset values of the classes as set forth in the prospectus of the Funds. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares.

                                    Before you request an exchange, consider each Fund's investment objective and policies as described in the Fund's prospectus.

                                    You can exchange Fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange Fund shares directly through the Fund only if your account is registered in your name. In a letter include:


                                    o   The name, social security number and
                                        signature of all registered owners;

                                    o   A signature guarantee for each
                                        registered owner if the amount of the
                                        exchange is more than $25,000;

                                    o   The name of the Fund out of which you
                                        are exchanging and the name of the Fund
                                        into which you are exchanging;

                                    o   The class of shares you are exchanging;
                                        and

                                    o   The dollar amount or number of shares
                                        you are exchanging.

                                    BY PHONE
                                    After you establish an eligible fund
                                    account, you can exchange Fund shares by phone if:

                                    o   You are exchanging into an existing
                                        account or using the exchange to
                                        establish a new account, provided the
                                        new account has a registration identical to the original account;

                                    o   The Fund into which you are exchanging
                                        offers the same class of shares; and

                                    o   You can provide the proper account
                                        identification information.

                                    HOW TO REDEEM SHARES
                                    Normally, your investment firm will send your request to redeem shares to the Funds' transfer agent. Consult your investment professional for more information. You can redeem some or all of your Fund shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account. A redemption of shares held for less than 60 days may be subject to a redemption fee of 2.00%. For more details, see "How to Redeem Shares" section of this prospectus. The Funds' transfer agent will not process your request until it is received in good order. Include in your request your name, your social security number, the Fund's name, your Fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below.

                                    The Funds generally will send your
                                    redemption proceeds by check, bank wire or electronic funds transfer, usually within seven days. If you recently purchased the shares being redeemed, the Funds may delay payment of the redemption proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date. If a signature guarantee is required, you must submit your request in writing.

                                    Written redemption requests for $25,000 or more require a medallion signature guarantee.

                                    You may receive your redemption proceeds:

                                    o   By check, provided the check is made
                                        payable exactly as your account is
                                        registered.

                                    o   By bank wire or by electronic funds
                                        transfer, provided the redemption
                                        proceeds are being sent to your bank
                                        address of record.

                                    You may have difficulty contacting the Funds by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the telephone center will adjust its hours accordingly. If you are unable to reach the Funds by telephone, you should communicate with the Funds in writing. Plan participants are not eligible for telephone transactions directly with the Funds.

                                    OTHER POLICIES
                                    The Funds reserve the right to:

                                    o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The Funds will provide 60 days' notice of material amendments to or termination of the exchange privilege;

                                    o   revise, suspend, limit or terminate the
                                        account options or services available to shareholders at any time, except as required by the rules of the Securities and Exchange Commission;

                                    o   stop offering Class R Shares;

                                    o   suspend transactions in shares when
                                        trading on the New York Stock Exchange
                                        is closed or restricted, when the
                                        Securities and Exchange Commission
                                        determines an emergency or other
                                        circumstances exist that make it
                                        impracticable for the Funds to sell or
                                        value portfolio securities; and

                                    o   redeem in kind by delivering to you
                                        portfolio securities owned by a Fund
                                        rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash.

                                    HOW TO CONTACT US

                                    BY PHONE
                                    For information or to request a telephone transaction between 9 a.m. and 7 p.m. (Eastern time) by speaking with a shareholder services representative call
                                    (888) 578-2733.

                                    BY MAIL
                                    Send your instructions to:
                                    AFBA 5Star Fund, Inc.
                                    c/o PFPC Inc.
                                    760 Moore Road
                                    King of Prussia, PA 19406

                                    BY WIRE
                                    PNC Bank
                                    Pittsburgh, PA
                                    ABA #031000053
                                    Account Number: 8606905871
                                    FCC: "Name of specific AFBA 5Star Fund"
                                    FBO: "Shareholder name and new account
                                         number"

********************************************************************************

HOW SHARE PRICE IS DETERMINED
--------------------------------------------------------------------------------

                                    Shares of each Fund are purchased or
                                    redeemed at the net asset value per share next calculated after your purchase order and payment or redemption order is received by the Fund.

                                    The net asset value is calculated by
                                    subtracting from each Fund's total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation. The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern time) on days when the Funds are open for business (the same days that the New York Stock Exchange is open for trading). In calculating net asset value, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.

                                    Equity securities owned by the Funds are valued using the official closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. Where the security is listed on more than one exchange, a Fund will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If the last sale price is unavailable, the security is valued at the mean between the last bid and asked prices. Debt securities held by a Fund for which market quotations are readily available are valued at the mean between the last bid and asked prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost.

                                    Under certain circumstances, a security or other asset may be valued at its fair value as determined in good faith by the Company's Valuation Committee under procedures adopted by the Company's Board of Directors. A Fund may use fair value pricing if trading in a security has been halted or suspended, a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Company calculates net asset value. Significant events most commonly occur with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain common stocks to reflect their fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.

********************************************************************************

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

                                    Dividends and Distributions. Each Fund has qualified, or intends to qualify, as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The AFBA 5Star High Yield Fund pays distributions from net investment income monthly. The AFBA 5Star Balanced Fund pays distributions from net investment income quarterly, usually in April, June, September and December. The AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund, AFBA 5Star USA Global Fund and AFBA 5Star Science and Technology Fund pay distributions from net investment income semi-annually, usually in June and December. Distributions from net realized capital gains, if any, will be declared by the AFBA 5Star Balanced Fund annually on or before December 31 and by the AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund, AFBA 5Star USA Global Fund, AFBA 5Star High Yield Fund and AFBA 5Star Science and Technology Fund semi-annually, usually in June and December. All Dividends and capital gain distributions paid to retirement plan shareholders will automatically be reinvested. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. There are no fees or sales charges on reinvestments.

                                    Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Funds will send you a corrected Form 1099-DIV to reflect reclassified information.

                                    Avoid "Buying a Dividend." If you are a
                                    taxable investor and invest in a Fund
                                    shortly before the record date of a capital
                                    gains distribution, the distribution will
                                    lower the value of the Fund's shares by the
                                    amount of the distribution and, in effect,
                                    you will receive some of your investment
                                    back in the form of a taxable distribution.
                                       44

TAXES

                                    Tax Considerations. If you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

                                    For federal income tax purposes, Fund
                                    distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

                                    Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different AFBA 5Star Fund is the same as a sale.

                                    Backup Withholding. By law, if you do not provide the Funds with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Funds also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

                                    Other. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits.

                                    THIS DISCUSSION OF "DIVIDENDS,
                                    DISTRIBUTIONS, AND TAXES" IS NOT INTENDED OR
                                    WRITTEN TO BE USED AS TAX ADVICE. BECAUSE
                                    EVERYONE'S TAX SITUATION IS UNIQUE, YOU
                                    SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT
                                    FEDERAL, STATE, LOCAL, OR FOREIGN TAX
                                    CONSEQUENCES BEFORE MAKING AN INVESTMENT IN
                                    THE FUNDS.

********************************************************************************
ADDITIONAL POLICIES ABOUT TRANSACTIONS
--------------------------------------------------------------------------------

                                    We cannot process transaction requests that are not completed properly as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

                                    CUSTOMER IDENTIFICATION - The Funds seek to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Funds may limit account activity until investor identification information can be verified. If the Funds are unable to obtain sufficient investor identification information such that the Funds may form a reasonable belief as to the true identity of an investor, the Funds may take further action including closing the account.

                                    PURCHASES - We may reject orders when not accompanied by payment or when in the best interest of the Funds and their shareholders.

                                    MARKET TIMERS AND FREQUENT TRADING - While the Funds provide shareholders with daily liquidity, the Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Funds, including but not limited to market timing. Market timing is generally defined as the excessive short-term trading of mutual fund shares that may be harmful to the Funds and their shareholders. The Funds do not allow market timing and have policies and procedures to that end.

                                    Frequent purchases and redemptions of a
                                    Fund's shares may present certain risks for a Fund and its shareholders. These risks include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of a Fund's portfolio, negatively impairing a Fund's performance and increased brokerage and administrative costs for all shareholders, including long-term shareholders who do not generate these costs. A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Funds that invest in overseas securities markets or small cap securities are particularly vulnerable to market timers.

                                    The Funds' Board has adopted policies and procedures to prevent excessive short-term trading and market timing, under which the Funds will refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer. The Funds may refuse or cancel purchase orders (before the investor is priced into a Fund) for any reason, without prior notice, particularly purchase orders that the Funds believe are made by or on behalf of market timers. You will be considered a market timer if you have (i) requested a redemption of Fund shares within 60 days of an earlier purchase (or exchange) request, (ii) make investments of large amounts of $1 million or more followed by a redemption (or exchange) request in close proximity to the purchase or (iii) otherwise seem to follow a timing pattern.

                                    The Funds have implemented trade activity monitoring procedures to discourage and prevent market timing or excessive short-term trading in the Funds. For purposes of applying these procedures, the Funds may consider, among other things, an investor's trading history in the Funds, and accounts under common ownership, influence or control. Under these procedures, the Funds or their agents monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities, and for consistent enforcement of the policy. If, as a result of this monitoring, the Funds or their agents believe that a shareholder has engaged in excessive short-term trading, the Fund will refuse to process purchases or exchanges in the shareholder's account.

                                    For direct (networked) accounts where
                                    transaction information can readily be
                                    accessed, the Funds, the Manager or its
                                    agent will seek to use automated systems to monitor transaction activity. Where transactions are placed through omnibus accounts maintained by financial intermediaries, such as 401(k) plan administrators and certain fee-based financial Managers ("Intermediaries"), the ability to monitor trades from the underlying shareholders may be limited. The Manager will monitor daily trade activity of such omnibus accounts to detect potential market timing. If possible market timing is detected, the Intermediary will be requested to provide information regarding underlying shareholders. If market timing activity is discovered, the Intermediary will be directed to monitor and/or block underlying shareholders from investing in the Funds in the same manner as direct accounts. The Funds, the Manager or their agents will also seek to utilize web-based and other tools made available by such intermediaries to provide transparency to screen for excessive short-term trading.

                                    The Funds have implemented fair value
                                    pricing procedures designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, do not result in the dilution of shareholder interests or other harm to shareholders, and help to deter market timing activity. For more information on fair value pricing by the Funds, please see the section entitled "How Share Price is Determined."

                                    The Funds also charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange) to discourage frequent trading. For more information on the Funds' redemption fee, please see the section entitled "How to Redeem Shares."

                                    Although the policy is designed to
                                    discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Manager and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

                                    The policy applies uniformly to all
                                    investors, except as described in the
                                    following circumstances: exemptions to the
                                    Funds' policy defining someone as a market timer may only be granted by the Funds' Chief Compliance Officer upon good reason and exigent circumstances as demonstrated by the individual; exigent circumstances may be deemed as an unforeseen need for funds or a pattern of typically investing $1 million or more; any waiver of the policies on market timing will not be permitted if it would harm a Fund or its shareholders or subordinate the interest of the Fund or the shareholders; any waiver of prohibitions on market timing made by the Chief Compliance Officer must be reported to the Funds' Board at the next quarterly Board meeting.

                                    ANTI-MONEY LAUNDERING POLICY - In compliance with the USA PATRIOT Act of 2001, please note that the Funds' transfer agent may verify certain information on your account application as part of the Funds' Anti-Money Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. If the Funds do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received. Please contact the Funds' transfer agent at
                                    (888) 578-2733 if you need additional
                                    assistance when completing your application.

                                    SIGNATURE GUARANTEES - The Funds require a medallion signature guarantee on any redemption over $25,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud), the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). A notarized signature is not sufficient. Please call
                                    (888) 578-2733 for information on obtaining a signature guarantee.

********************************************************************************
DISTRIBUTION AND SERVICE ARRANGEMENTS
--------------------------------------------------------------------------------



                                    [Inset column] Rule 12b-1 Fees: 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares. [End inset]

                                    PFPC Distributors, Inc. ("Underwriter"), serves as the Funds' statutory underwriter. The Underwriter facilitates the Funds' distribution efforts and enters into agreements with financial consultants to sell Fund shares. The Funds' Board of Directors has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Funds to pay distribution fees for the sale and distribution of its Class R Shares (the "Class R distribution Plan"). Under the Class R distribution plan, the Company shall pay to the Underwriter or others a fee in the amount of 0.35% per annum of the average daily net assets of the Company attributable to each Fund's Class R Shares (or such lesser amount as may be established from time to time by a majority of the Board of Directors, including a majority of the non-interested Directors) for advertising, marketing and distributing of each Fund's Class R Shares. Such fee shall be payable at the direction of the Manager from the assets attributable to the Class R Shares of such Funds and shall be paid in monthly installments promptly after the last day of each calendar month. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                    The Board has also adopted a shareholder service plan for the Class R Shares pursuant to Rule 12b-1 authorizing the Funds to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to plans or plan participants holding Class R Shares of the Funds a service fee not exceeding 0.15% of average daily net assets attributable to Class R Shares held by such plan participants. The services provided under the service plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the Funds.

                                    [begin callout] ADDITIONAL PAYMENTS TO
                                    DEALERS AND FINANCIAL INTERMEDIAIRIES: [end callout] In addition to the fees described above, the Manager also may make additional payments to dealers or financial intermediaries out of its own assets. These payments may be made for marketing, promotional or related expenses. In some circumstances, these types of payments may create an incentive for a dealer or a financial intermediary or its representatives to recommend or offer shares of the Funds to its customers. You should ask your dealer or financial intermediary for more details about any such payment it receives.

                                 PRIVACY POLICY
                                       of
         5Star Financial LLC, 5Star Bank; 5Star Life Insurance Company;
          AFBA 5Star Investment Management Co.; AFBA 5Star Fund, Inc.;
                        AFBA Five Star Securities Company

We value you as a customer and take your personal privacy seriously. We believe that it is important to protect the confidentiality of your personal information (referred to in this policy as "information"). That's why we take every reasonable precaution to safeguard your information. Details of our approach to privacy and how we safeguard your information are set forth in the Privacy Policy that follows.

WHY WE COLLECT AND HOW WE USE INFORMATION

We collect information about you to help us service your financial needs, to provide you with quality products and services and to fulfill legal and regulatory requirements. We use this information for business purposes with respect to our insurance, banking and mutual fund business relationships involving you. These business purposes include evaluating a request for our products or services, processing benefits claims, administering our products or services, and processing transactions requested by you. It is also used to assure compliance with laws and regulations pertaining to our business. We may also use information to offer you other products or services we provide.

HOW WE COLLECT INFORMATION

We obtain most information directly from you. The information you give us when applying for our products or services generally provides the information we need and will vary depending on the product or service you have requested. However, if we need to verify information or need additional information, we may obtain it, as applicable from third parties such as consumer reporting agencies, physicians, hospitals and other medical personnel.

INFORMATION SHARING

Third-parties that help us conduct our business or perform services on our behalf as well as financial institutions with which we have joint marketing agreements may have access to your information. We may disclose information such as your name, address, social security number and account balances, if any to these associates. These associates are permitted to use this information only for the business purposes for which they were retained, or as required by law. We may also use your information within our affiliated companies to inform you about our innovative financial products and services. Other than this, we do not disclose any information about you, including phone numbers and email address to anyone except as permitted or required by law. If you prefer we not share your name with our affiliated companies, simply notify us in writing or call toll free at (800) 776-2322 and we will honor that request. If you have notified us before, you do not need to notify us again.

HOW WE PROTECT INFORMATION

We restrict access to your information to those associates who have a business need to know that information in order to provide products or services to you or to maintain your accounts. These associates are governed by a strict code of conduct and are required to maintain the confidentiality of customer information. We also maintain physical, electronic and procedural safeguards to protect your information.

REVIEWING YOUR INFORMATION

Keeping your information accurate and up-to-date is very important to us. You may obtain information we have about you (other than information relating to a claim or a criminal or legal proceeding) by writing to us and describing the information you would like. If you believe any of the information is incorrect you may advise us of any corrections you believe should be made. To obtain a report or if you have any questions about our Privacy Policy, please write to us at 5Star Enterprises, 909 North Washington Street, Alexandria, VA 22314 -Attention Compliance Department; or call us at (800) 776-2322; or visit our website at WWW.AFBA.COM

CHANGES TO OUR PRIVACY POLICY

Notice of our Privacy Policy will be provided to you annually, as long as you maintain an ongoing relationship with us. This policy may change from time to time, but you can always view our current policy on our website at WWW.AFBA.COM. Our policy applies to both current and former customers.

AFFILIATED COMPANIES
This notice describes the Privacy Policy of 5Star Financial LLC; 5Star Bank; 5Star Life Insurance Company; AFBA 5Star Investment Management Co.; AFBA 5Star Fund, Inc. and AFBA Five Star Securities Company.

                       THIS IS NOT PART OF THE PROSPECTUS.

                             AFBA 5STAR FUND, INC.SM

ADDITIONAL INFORMATION

A Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this Prospectus. This prospectus is also on the Funds' website, WWW.AFBA.COM. The Funds' annual and semi-annual reports to shareholders contain additional information about each Fund's investments. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You can obtain free copies of annual and semi-annual reports and SAIs on the Funds' website at WWW.AFBA.COM.

You may obtain a free copy of these documents by calling, writing or e-mailing the Funds as shown below. You also may call the toll free number given below to request other information about the Funds and to make shareholder inquiries.

You may review and copy the SAI and other information about the Funds by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC. You can obtain information about the Public Reference Room by calling the Commission at (202) 551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at PUBLICINFO@SEC.GOV, or by writing to the Public Reference Section of the Commission, Washington, DC 20549-0102.

AFBA
5STAR
FUND, INC.SM

AFBA 5STAR INVESTMENT MANAGEMENT COMPANY
909 N. Washington Street
Alexandria, Virginia 22314
(800) 243-9865
www.afba.com

Shareholder Inquiries (888) 578-2733                      INVESTMENT COMPANY ACT

                                                                     file number
                                                                        811-8035

AFBA-PROS-R-07

                             AFBA 5STAR FUND, INC.SM

                                 Consisting of:


        AFBA 5STAR MID VALUE CAP FUND (FORMERLY, AFBA 5STAR MID CAP FUND)
                            AFBA 5STAR SMALL CAP FUND
                            AFBA 5STAR LARGE CAP FUND
                           AFBA 5STAR USA GLOBAL FUND
                            AFBA 5STAR BALANCED FUND
                           AFBA 5STAR HIGH YIELD FUND
                      AFBA 5STAR SCIENCE & TECHNOLOGY FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                               Dated July 31, 2007

         THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR CLASS A, B, AND C SHARES, THE PROSPECTUS FOR CLASS I SHARES AND THE PROSPECTUS FOR CLASS R SHARES EACH DATED JULY 31, 2007 (TOGETHER, THE "PROSPECTUSES"). THE AUDITED FINANCIAL STATEMENTS AND NOTES THERETO IN THE AFBA 5STAR FUND, INC. ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED MARCH 31, 2007 ARE INCORPORATED INTO THIS SAI BY REFERENCE. TO OBTAIN A FREE COPY OF A PROSPECTUS OR ANY ANNUAL OR SEMI-ANNUAL REPORT TO SHAREHOLDERS, PLEASE CALL THE COMPANY TOLL-FREE AT (800) 243-9865.


                                TABLE OF CONTENTS

                                                                                                            PAGE
Fund History..............................................................................................  2
Information About the Funds' Investments and Risks........................................................  2
     Classification.......................................................................................  2
     Investment Strategies and Risks......................................................................  2
     Fundamental Investment Policies and Restrictions.....................................................  9
     Non-Fundamental Policies and Restrictions for the AFBA 5 Star Mid Cap Value Fund,
            AFBA 5Star Small Cap Fund and AFBA 5Star Science & Technology Fund ........................... 11
     Portfolio Turnover................................................................................... 11
     Disclosure of Portfolio Holdings..................................................................... 12
Management of AFBA 5Star Fund, Inc........................................................................ 13
     Directors and Officers............................................................................... 13
     Security and Other Interests ........................................................................ 17
     Compensation......................................................................................... 18
     Code of Ethics....................................................................................... 18
     Proxy Voting Policies and Procedures................................................................. 18
Control Persons and Principal Holders of Securities....................................................... 19
Investment Advisory and Other Services.................................................................... 27
     Manager and Sub-Advisers............................................................................. 27
     Portfolio Managers................................................................................... 31
     Administration and Accounting Services............................................................... 37
     Additional Service Providers......................................................................... 37
Distribution of Shares and Rule 12b-1 Plan................................................................ 38
     Shareholder Service Plan............................................................................. 40
     Front-End Sales Charges ............................................................................. 41
Brokerage Allocation and Other Practices.................................................................. 42
Capital Stock and Other Securities........................................................................ 44
Purchasing and Selling Shares............................................................................. 44
     Purchases............................................................................................ 44
     Sales (Redemptions).................................................................................. 45
     Redemption Fee. ..................................................................................... 46
     Additional Purchase and Redemption Policies for Class A, Class B, Class C and Class I Shares......... 47
     Information for Class R Shares....................................................................... 47
     Additional Purchase and Redemption Policies for Class R Shares....................................... 48
     Additional Information for all Classes............................................................... 48
     How Share Price Is Determined........................................................................ 49
Distributions and Taxes................................................................................... 49
Financial Statements...................................................................................... 58
Appendix A- Description of Ratings........................................................................A-1
Appendix B- Proxy Voting Policy and Procedures of Dreman Value Management, L.L.C..........................B-1
Appendix C- Proxy Voting Policy of Marvin & Palmer Associates, Inc........................................C-1
Appendix D- Proxy Voting Guidelines of Financial Counselors, Inc..........................................D-1
Appendix E- Proxy and Corporate Action Voting Policies and Procedures of The London Company...............E-1
Appendix F- Proxy Voting Policy of TrendStar Advisors, LLC................................................F-1
Appendix G- Proxy Voting Policies and Procedures of Bjurman, Barry & Associates...........................G-1


                                  FUND HISTORY


AFBA 5Star Fund, Inc. (the "Company") was organized as a Maryland corporation on January 9, 1997, and is currently operating seven separate investment portfolios: the AFBA 5Star Mid Cap Value Fund(1), AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund, AFBA 5Star USA Global Fund, AFBA 5Star Balanced Fund, AFBA 5Star High Yield Fund and AFBA 5Star Science & Technology Fund (each, a "Fund" and together the "Funds").


               INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS

CLASSIFICATION. The Company is classified and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is classified as diversified under the 1940 Act. These classifications mean that the assets of the Funds are invested in a diversified portfolio of investments and the Funds operate as mutual funds, allowing shareholders to buy and sell shares at any time (as described in the Prospectuses).


INVESTMENT STRATEGIES AND RISKS. The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of the Funds. Each Fund's investment objective is fundamental, which means it may only be changed if both the Board of Directors (the "Board") and shareholders approve the change. The policies of the AFBA 5Star Large Cap Fund, AFBA 5Star USA Global Fund, AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund are also fundamental. The policies of the AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund and AFBA 5Star Science & Technology Fund, as described in the Prospectuses and this SAI, are non-fundamental and may be changed by the Board without shareholder approval.

AFBA 5STAR MID CAP VALUE FUND - seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in domestic common stocks and other equity securities (including convertibles and warrants) of mid capitalization or "mid cap" companies. The Fund considers a company to be a mid cap company if it has a market capitalization between $1 billion and $10 billion at the time of purchase. The Fund will normally invest in a broad array of securities, which are diversified in terms of companies and industries. Investments in common stocks in general are subject to market, economic and business risks that will cause their prices to fluctuate over time. Investment in mid cap company securities may involve greater price volatility than securities of larger, more established companies.

AFBA 5STAR SMALL CAP FUND - seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in domestic equity securities of small capitalization companies or "small cap" companies. The Fund considers a company to be a small cap company if it has a market capitalization of up to $2 billion at the time of purchase, or issuers whose individual market capitalization would place them, at the time of purchase, in the lowest 20% total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or trading on the NASDAQ system. Based on current market conditions, the current target is issuers with individual market capitalizations of $2 billion or less. Equity securities include domestic common stocks, preferred stocks and securities convertible into common stock or preferred stock. The Fund will normally invest in a broad array of securities, diversified in terms of companies and industries.


AFBA 5STAR LARGE CAP FUND - seeks long-term capital growth by investing primarily in common stocks. Realization of dividend income is a secondary consideration. The Fund will normally invest in a broad array of domestic common stocks, in terms of companies and industries. The Fund, under normal circumstances, invests at least 80% of its net assets in large capitalization or "large cap" companies. The Fund considers a company to be a large cap company if it has a market capitalization of $10 billion or greater at the time of purchase.


AFBA 5STAR USA GLOBAL FUND - seeks capital growth by investing, under normal circumstances, at least 80% of its net assets in common stocks of companies based in the United States that receive greater than 40% of their revenues or pre-tax income from international operations; measured as of the preceding four completed quarters of business or the respective company's most recently completed fiscal year. The international operations of these U.S. based companies will provide investors with exposure to at least three foreign countries. The Fund will invest in common stocks considered by the sub-adviser to have above average potential for appreciation; income is a secondary consideration.

----------
(1) On July 16, 2007, AFBA 5Star Mid Cap Fund changed its name to AFBA 5Star Mid Cap Value Fund.

AFBA 5STAR BALANCED FUND - seeks both long-term capital growth and high current income. Long-term capital growth is intended to be achieved primarily by the Fund's investment in domestic common stocks and secondarily by the Fund's investment in convertible debt securities and convertible preferred stocks. High current income is intended to be achieved by the Fund's investment in corporate bonds, government bonds, mortgage-backed securities, convertible debt securities, preferred stocks and convertible preferred stocks, with an emphasis on lower-rated bonds.

It is expected that the majority of common stocks in the Fund's portfolio will be those of companies with capitalizations in excess of $1.5 billion at the time of purchase. It is not the sub-advisers' intention to make wide use of Nasdaq-traded, smaller capitalization ("small cap") common stocks (capitalizations of less than $1.5 billion). The Fund may invest up to 75% of its assets in corporate bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Fund's sub-advisers generally expect that these securities may be rated below investment grade or its equivalent by the major credit rating agencies.

The Fund will not invest in securities that, at the time of initial investment, are rated less than B by Moody's Investors Service Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). Securities that are subsequently downgraded in quality below B may continue to be held by the Fund, and will be sold only at the discretion of the Fund's sub-advisers. In addition, the credit quality of unrated securities purchased by the Fund must be, in the opinion of the Fund's sub-advisers, at least equivalent to a B rating by Moody's or S&P. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. (See "High Yielding Securities.")

AFBA 5STAR HIGH YIELD FUND - primarily seeks a high level of current income and secondarily, capital growth. The Fund invests, under normal circumstances, at least 80% of its net assets primarily in a diversified portfolio of high-yielding, higher risk debt securities. High current income is intended to be achieved by the Fund's investment in debt securities, without restriction, such as corporate bonds, government bonds, convertible debt securities and convertible preferred stocks. The Fund may not invest in foreign government bonds. Capital growth is intended to be achieved by the appreciation of debt and equity investments held by the Fund. It is expected that a minimum of 80% of the Fund's net assets will always be invested in debt securities and that a maximum of 10% of its net assets will be invested in equity securities, including common and preferred stocks.

The Fund may invest up to 100% of its assets in debt securities, including without limitation, corporate bonds, convertible debt securities and convertible preferred stocks. These securities may be rated below investment grade by the major rating agencies or, if unrated are, in the opinion of the sub-advisers, of similar quality. Securities rated Baa and below by Moody's or BBB and below by S&P are commonly known as "junk bonds" and are considered to be high risk (see "High Yielding Securities"). Yields on such bonds will fluctuate over time, and achievement of the Fund's investment objective may be more dependent on the Fund's own credit analysis than is the case for higher rated bonds. Up to 20% of the Fund's assets may be invested in debt securities which are rated less than B at the time of purchase or if unrated are, in the opinion of the sub-advisers, of similar quality. Securities rated B or higher at the time of purchase, which are subsequently downgraded, will not be subject to this limitation. The lowest rated security that may be held by the Fund is D, or that of defaulted securities. The Fund will not purchase obligations that are in default, but may hold portfolio securities that go into default subsequent to acquisition by the Fund.

The proportion of the Fund invested in each type of security is expected to change over time in accordance with the sub-adviser's interpretation of economic conditions and underlying security values. The Fund's flexible investment policy allows it to invest in securities with varying maturities; however, it is anticipated that the average maturity of securities acquired by the Fund will not exceed 15 years. The average maturity of the Fund will be generally ten years or less.

Sometimes the Fund's sub-adviser may believe that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions. To achieve a defensive posture, the sub-adviser may take any one or more of the following steps with respect to assets in the Fund's portfolio: (1) shortening the average maturity of the Fund's debt portfolio; (2) holding cash or cash equivalents; and (3) emphasizing high-grade debt securities. Use of a defensive posture by the Fund's sub-adviser may involve a reduction in the yield on the Fund's portfolio.

AFBA 5STAR SCIENCE & TECHNOLOGY FUND - seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in the domestic equity securities of companies expected to benefit from the development, advancement, and use of science and technology. The Fund's principal investment strategy is to select stocks that the Fund's sub-adviser believes have prospects for above average earnings growth based on intensive fundamental research. Holdings can range from a significant amount in small companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that the sub-adviser believes are likely to benefit from technological advances even if those companies are not directly involved in the specific research and development. Some of the industries likely to be included in the Fund are: electronics (including hardware, software and components); communications; E-commerce; information; media; life sciences and healthcare; environmental services; chemicals and synthetic materials; and defense and aerospace.

INVESTMENTS

ASSET-BACKED SECURITIES. The AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables, and other types of receivables or assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

CASH MANAGEMENT. For purposes including, but not limited to, meeting redemptions and unanticipated expenses, the Funds may invest a portion of their assets in cash or high-quality, short-term debt obligations readily changeable into cash. Such high-quality, short-term obligations include: money market securities, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by government securities. Investments in commercial paper are restricted to companies in the top two short-term rating categories by Moody's and S&P. In addition, the Funds may invest up to 100% of their respective assets in such securities for temporary, emergency purposes. The securities used for cash management can decrease in value. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines.


CONVERTIBLE SECURITIES. The AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund, AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, a Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by a Fund upon conversion of a convertible security will generally be held for so long as the sub-advisers anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.


COVERED CALL OPTIONS. Each Fund is authorized to write (i.e. sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. Covered call options are intended to serve as a partial hedge against any declining price of the underlying securities.

Up to 25% of a Fund's total assets may be subject to covered call options. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out a Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Upon the termination of a Fund's obligation under a covered call option other than through exercise of the option, the Fund will realize a short-term capital gain or loss. Any gain realized by a Fund from the exercise of an option will be short- or long-term depending on the period for which the stock was held. The writing of covered call options creates a straddle that is potentially subject to the straddle rules, which may override some of the foregoing rules and result in a deferral of some losses for tax purposes.


DEBT SECURITIES. In addition to investing for cash management purposes, the AFBA 5Star Mid Cap Value Fund may invest in debt securities on an intermittent basis and the AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund invest in debt securities under normal conditions. A debt security represents a loan of money by the purchaser of the securities to the issuer. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. Bonds, notes, debentures and commercial paper are types of debt securities. Each of these differs in the length of the issuer's payment schedule, with commercial paper having the shortest payment schedule.

The yields and principal values of debt securities fluctuate. The market prices of debt securities usually vary depending on available yields. Generally, values of debt securities change inversely with interest rates. An increase in interest rates will generally reduce the value of debt securities and vice versa. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The ability of a Fund to achieve its investment objective(s) is also dependent on the continuing ability of issuers of debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The AFBA 5Star Mid Cap Value Fund may buy debt securities that are rated A or higher by Moody's or S&P; or unrated debt that is determined by the sub-advisers to be of comparable quality. The debt investments of the AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund may invest in lower quality debt securities, which are described below in the section "High Yielding Securities."


EQUITY SECURITIES. Each of the Funds may invest in equity securities. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stocks are equity securities that often pay dividends at a specified rate and have a preference over common stocks in dividend payments and liquidation of assets. Preferred stockholders typically receive greater dividends, but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities.


ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include generally, among other things, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws. A Fund's illiquid investments may include privately placed securities that are not registered for sale under the Securities Act of 1933, as amended (the "1933 Act").

The Funds may also, when consistent with their investment objectives and policies, purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the sub-advisers determine, under guidelines approved by the Board, that an adequate trading market exists. The practice of investing in Rule 144A securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INTERNATIONAL INVESTING. International investing allows a mutual fund the opportunity to avoid being exclusively tied to the performance of the U.S. economy and can expose a fund to growth in foreign and/or emerging markets. But international investing involves risks such as currency fluctuation and instability. None of the Funds intend to invest directly in foreign securities or foreign currencies.

The AFBA 5Star USA Global Fund gains international exposure, while attempting to limit its risks, by investing primarily in U.S. companies with substantial international operations. Although this investment style is not direct foreign investment, the U.S. companies in which this Fund normally invests will directly experience the risk of foreign operations in their day-to-day business. The AFBA 5Star Mid Cap Value, AFBA 5Star Small Cap and AFBA 5Star Science & Technology Funds may also invest in U.S. companies with substantial international operations to a more limited degree and, to the extent they do so, will be subject to the same risks.

All of the Funds (except the AFBA 5Star USA Global Fund) may gain international exposure through investing in American Depositary Receipts (ADRs) and securities of foreign companies that are traded on U.S. stock exchanges. ADRs, which are receipts typically issued by domestic banks or trust companies, are publicly traded in the United States and represent ownership in underlying foreign securities. Up to 25% of the total assets of the AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund and AFBA 5Star Large Cap Fund may be invested in ADRs and securities of foreign companies that are traded on U.S. stock exchanges. However, under normal circumstances these Funds do not intend to invest the total authorized amount. The AFBA 5Star Science & Technology Fund does not intend to invest more than 5% in ADRs and securities of foreign companies that are traded on U.S. stock exchanges, nor does the Fund intend to invest directly in foreign securities or foreign currencies. Most ADRs are traded on a U.S. stock exchange and can be sponsored or unsponsored. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of such facility. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. Also, unsponsored ADRs tend to have a less liquid trading market than sponsored ADRs. ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currency. However, their value will generally be affected by currency fluctuations that alter the value of the security underlying the ADRs with respect to the U.S. dollar.

Investing in foreign companies, even indirectly through ADRs, may involve more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets) different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

MID CAP SECURITIES. Generally, mid cap companies may have more potential for growth than large cap companies. Investing in mid cap companies, however, may involve greater risks than investing in large cap companies. Mid cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies. Mid cap company stocks may be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if a Fund wants to sell a large quantity of a mid cap company's stock, it may have to sell at a lower price than the sub-advisers might prefer, or it may have to sell in smaller than desired quantities over a period of time. The AFBA 5Star

Mid Cap Value Fund will primarily invest in the equity securities of mid cap companies. The AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund, AFBA 5Star USA Global Fund, AFBA 5Star Balanced Fund and AFBA 5Star Science & Technology Fund will occasionally invest in equity securities of such mid cap companies.

SMALL CAP SECURITIES. Investments in common stocks in general are subject to market, economic and business risks that will cause their prices to fluctuate over time. Small cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies, and therefore investments in small cap company securities may involve greater price volatility than investments in securities of larger, more established companies. The AFBA 5Star Small Cap Fund will primarily invest in the equity securities of such small cap companies. The AFBA 5Star Mid Cap Value Fund, AFBA 5Star Balanced Fund and AFBA 5Star Science & Technology Fund may occasionally invest in equity securities of such small cap companies. Therefore investments in these Funds may be more suitable for long-term investors who can bear the risk of these fluctuations.

LARGE CAP SECURITIES. Investment in large cap company securities involves certain risks because large cap companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Large cap companies are also sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund will primarily invest in the equity securities of large cap companies. The AFBA 5Star Mid Cap Value Fund and AFBA 5Star Balanced Fund may occasionally invest in equity securities of such large cap companies.


HIGH YIELDING SECURITIES. The AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund invest in high-yielding, higher-risk debt securities (so-called "junk bonds"). These lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to meet their principal and interest payment obligations, to reach projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in higher volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Therefore, past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a negative impact on the market for high-yielding/higher-risk bonds.

Credit quality of lower-rated securities can change suddenly and unexpectedly and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield/high-risk security. For these reasons, it is the Funds' policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the investment adviser's own independent and ongoing review of credit quality.

As a mutual fund investing in fixed income securities, each of the Funds is subject primarily to interest rate, income and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to interest rate changes than bonds with shorter maturities. The Funds are also subject to income risk, which is the potential for a decline in the respective Fund's income due to falling market interest rates. In addition to interest rate and income risks, each Fund is subject to credit risk as defined above. The credit risk of a Fund depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).

MONEY MARKET SECURITIES. Investments by the Funds in money market securities shall include government securities, commercial paper, bank certificates of deposit and repurchase agreements collateralized by government securities. Investment in commercial paper is restricted to companies in the top two rating categories of Moody's and S&P.

MORTGAGE-BACKED SECURITIES. The AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund may invest in mortgage-backed securities. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial bankers, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments.

The market value of mortgage securities will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

REPURCHASE AGREEMENTS. The Funds may invest in issues of the U.S. Treasury or a United States government agency in the form of repurchase agreements. A repurchase agreement involves the sale of securities to a Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements may be considered an acquisition of the underlying securities, provided the obligation of the seller to repurchase the securities from the Funds is "Collateralized Fully", as that term is defined under the 1940 Act.

The Funds will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board. The term to maturity of a repurchase agreement normally will be no longer than a few days. Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 15% of the net assets of a Fund.


The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss when the securities are sold. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying securities. While the Funds' sub-advisers acknowledge these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

WARRANTS. The AFBA 5Star Mid Cap Value Fund and AFBA 5Star Science & Technology Fund may invest in warrants. Warrants are purely speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security, which security may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS. The following fundamental policies have been adopted by the Funds. These policies cannot be changed for a Fund without the approval of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" of a Fund means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. In cases where the current legal or regulatory limitations are explained, such explanations are not part of the fundamental restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.


The AFBA 5Star Large Cap Fund, AFBA 5Star USA Global Fund, AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund, will not:


(1) purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holding of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;

(2) engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities) or futures contracts;

(3) underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act);


(4) make loans to any of its officers, Directors or employees, or to its manager, general underwriter or officers or Directors thereof;


(5) make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

(6) invest in companies for the purpose of exercising control of management;

(7) purchase securities on margin, or sell securities short, except that the Fund may write covered call options;

(8) purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

(9) invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, local governments, corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations;

(10) except for transactions in its shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time, enter into dealings with its officers or Directors, its manager or underwriter, or their officers or Directors, or any organization in which such persons have a financial interest;

(11) borrow or pledge its assets under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1;

(12)     make itself or its assets liable for the indebtedness of others;

(13) invest in securities which are assessable or involve unlimited liability;

(14) purchase any securities which would cause 25% or more of the assets of the Fund at the time of purchase to be invested in any one industry. In applying this restriction, it is a matter of non-fundamental policy that investment in certain categories of companies will not be considered to be investments in a particular industry. For example: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;
         (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry;
         (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iv) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; or

(15) issue senior securities, except as the 1940 Act or any rule thereunder may permit.



The AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund and AFBA 5Star Science & Technology Fund will not:


(1) borrow money or issue senior securities, except as the 1940 Act or any rule thereunder may permit. The following sentence is intended to describe the current regulatory limits relating to senior securities and borrowing activities that apply to mutual funds and the information in the sentence may be changed without shareholder approval to reflect changes in the 1940 Act or any rule thereunder. A Fund may borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowing exceeds 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. The effect of this provision is to allow the Fund to borrow from banks or pledge its assets in amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing or pledging);

(2) underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein; or investing in securities that are secured by real estate or interests therein;

(4) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;


(5) make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker-dealers or institutional investors;


(6) change its classification from diversified as defined under the 1940 Act to non-diversified. Under the 1940 Act, diversified generally means that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities issued by investment companies, or purchase more than 10% of the voting securities of any one issuer; or

(7) make investments that will result in the concentration, as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry. The SEC staff currently takes the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the industry. This restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities. Concentration will be examined by looking at each company's particular niche and not its general industry. In particular, technology companies will be divided according to their products and services; for example, hardware, software, information services and outsourcing, telecommunications will each be a separate industry. Furthermore, financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; asset-backed securities will be classified according to the underlying assets securing such securities; and, utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry.


NON-FUNDAMENTAL POLICIES AND RESTRICTIONS FOR THE AFBA 5STAR MID CAP VALUE FUND, AFBA 5STAR SMALL CAP FUND AND AFBA 5STAR SCIENCE & TECHNOLOGY FUND

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, the AFBA 5Star Mid Cap Value, AFBA 5Star Small Cap and AFBA 5Star Science & Technology Funds are subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board without shareholder approval.


(1) OTHER INVESTMENT COMPANIES. Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, a Fund may not operate as a fund of funds which invests primarily in the shares of other investment companies as permitted by
         Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds. Under current legal and regulatory requirements, the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of any investment company or invest more than 10% of its total assets in the securities of other investment companies.

(2) Each Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment; and

(3) Each Fund may not borrow for the purpose of leveraging its investments. In this regard, a Fund will not purchase portfolio securities when borrowings exceed 5% of its total assets. Any borrowing, pledging or mortgaging of a Fund's assets will be limited to one-third of the Fund's assets.


PORTFOLIO TURNOVER. Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the sub-advisers, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The portfolio turnover rates for the Funds as of the fiscal years ended March 31, 2006 and 2007 were as follows:

NAME OF FUND                              FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                           MARCH 31, 2006       MARCH 31, 2007
AFBA 5Star Mid Cap Value Fund                    19%                  22%
AFBA 5Star Small Cap Fund                        24%                  18%
AFBA 5Star Large Cap Fund                        40%                  23%
AFBA 5Star USA Global Fund                       16%                  13%
AFBA 5Star Balanced Fund                         18%                  28%
AFBA 5Star High Yield Fund                       28%                  10%
AFBA 5Star Science & Technology Fund             44%                  39%

DISCLOSURE OF PORTFOLIO HOLDINGS. The Company discloses portfolio holdings information as required in its regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports on Form N-CSR and filings of Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Board has adopted, on behalf of the Funds, a policy relating to the disclosure of each Fund's portfolio securities. The policies relating to the disclosure of the Funds' portfolio securities are designed to protect shareholder interests allow disclosure of portfolio holdings information where necessary to the Fund's operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund's portfolio holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure and the recipient is obligated to keep the information confidential and not to trade on the information provided.


The Company currently makes its portfolio holdings publicly available on its Web site, WWW.AFBA.COM, or on the SEC's Web site, WWW.SEC.GOV, as disclosed in the following table:


---------------------------------------- -------------------------------- --------------------------------------
INFORMATION POSTING                      FREQUENCY OF DISCLOSURE          DATE OF WEB POSTING
---------------------------------------- -------------------------------- --------------------------------------

Top 10 Portfolio Holdings                Quarterly                        45 calendar days after the end of
                                                                          each calendar quarter

---------------------------------------- -------------------------------- --------------------------------------


The scope of the information relating to the Funds' portfolio that is made available on the Web site may change from time to time without notice. The Funds' adviser or its affiliates may include each Fund's portfolio information that has already been made public through a Web site posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.


The Company may distribute or authorize the distribution of information about the Funds' portfolio holdings that is not publicly available for legitimate business purposes to its third-party service providers, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm; Stradley Ronon Stevens & Young LLP, legal counsel; and Printerlink, the Funds' financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).


The Company may provide information regarding the Funds' portfolio holdings to shareholders, firms and institutions before their public disclosure is required or authorized as discussed above, provided that: (i) the Chief Compliance Officer of the Funds determines that the Fund has a legitimate business purpose for disclosing the non-public portfolio holdings information to the recipient; and (ii) the recipient signs a written confidentiality agreement that provides that the non-public portfolio holdings information will be kept confidential, will not be used for trading purposes and will not be disseminated or used for any purpose other than the purpose for which it was approved. Persons and entities unwilling to execute a confidentiality agreement that is acceptable to the Company may only receive portfolio holdings information that has otherwise been publicly disclosed. The Company is not compensated for disclosure of portfolio holdings. Non-public portfolio holdings of a Fund's entire portfolio will not be disclosed to members of the media under any circumstance.


Exceptions to, or waivers of, the Funds' policy on portfolio disclosures may only be made by the Funds' Chief Compliance Officer and must be disclosed to the Board at its next regularly scheduled quarterly meeting. The Company's Portfolio Holdings Disclosure Review Committee is responsible for reviewing any potential conflict of interest between the interests of the Funds' shareholders and a third party with respect to the disclosure of non-public portfolio holdings information prior to its dissemination. The Board is responsible for reviewing the operation and effectiveness of the Funds' portfolio disclosure policy on an annual basis.

                       MANAGEMENT OF AFBA 5STAR FUND, INC.

DIRECTORS AND OFFICERS. The Funds are managed by AFBA 5Star Investment Management Company (the "Manager") subject to the supervision and control of the Board. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company. The following table lists the officers and Directors of the Company, their birth dates, position, term of office and principal occupation. The address of each person listed below is 909 North Washington Street, Alexandria, Virginia 22314.

                                                                                            NUMBER OF
                                                                                          FUNDS IN FUND        OTHER
                                POSITION(S)      TERM OF OFFICE        PRINCIPAL             COMPLEX        TRUSTEESHIPS/
                               HELD WITH THE     AND LENGTH OF        OCCUPATION(S)        OVERSEEN BY      DIRECTORSHIPS
NAME, BIRTH DATE                 COMPANY          TIME SERVED      DURING PAST 5 YEARS      DIRECTOR       HELD BY DIRECTOR
-------------------------      -----------       --------------    -------------------      --------       ----------------
INDEPENDENT DIRECTORS

GENERAL MONROE W. HATCH,          Director      Director since    Consultant to                 7         Trustee, ANSER
JR., USAF (RET.)                                January 1997.     Industry on National                    Corporation
(11/20/33)                                      Shall serve as    Security, June                          (non-profit
                                                Director until    1990-present.                           research
                                                his                                                       institute);
                                                resignation, or                                           Trustee, Vaughn
                                                until                                                     College of
                                                terminated or                                             Aeronautics;
                                                until his                                                 Trustee, Flacon
                                                successor is                                              Foundation
                                                elected and                                               (private
                                                qualified.                                                non-profit
                                                                                                          scholarship
                                                                                                          foundation).


GENERAL LOUIS C. WAGNER,          Director      Director since    Private Consultant            7         Trustee Wagner
JR., USA (RET.)                                 January 1997.     to industry and                         Family Trust.
(01/24/32)                                      Shall serve as    defense agencies,
                                                Director until    Jan 1990-present.
                                                his
                                                resignation, or
                                                until
                                                terminated or
                                                until his
                                                successor is
                                                elected and
                                                qualified.

LIEUTENANT GENERAL JOHN S.        Director      Director since    Partner and                   7         Member, Board of
FAIRFIELD, USAF (RET.)                          May 2002.         Director, Strategic                     Directors,
(05/02/41)                                      Shall serve as    Business                                Skybuilt Power
                                                Director until    Relationships Team,                     (Solar Power
                                                his               IBM, Public Sector ,                    Company) June
                                                resignation, or   March 2003 -                            2003 - present;
                                                until             present; Vice                           Member, Board of
                                                terminated or     President, Business                     Directors, PLASMA
                                                until his         Development,                            (Energy Company),
                                                successor is      Computer Sciences                       April 2007 -
                                                elected and       Corporation, March -                    present; Member
                                                qualified.        July, 2003; Vice                        Board of
                                                                  President, Strategic                    Trustees,
                                                                  Marketing, DynCorp,                     Wakefield School
                                                                  1997-2003.                              (Private
                                                                                                          Educational
                                                                                                          Institution),
                                                                                                          June
                                                                                                          2004
                                                                                                          -
                                                                                                          present;
                                                                                                          Trustee,
                                                                                                          US
                                                                                                          Air
                                                                                                          Force
                                                                                                          Academy
                                                                                                          Falcon
                                                                                                          Foundation,,
                                                                                                          2000
                                                                                                          -
                                                                                                          present;
                                                                                                          and
                                                                                                          Member,
                                                                                                          Juniper
                                                                                                          Networks
                                                                                                          Federal
                                                                                                          Advisory
                                                                                                          Board,
                                                                                                          2005
                                                                                                          -
                                                                                                          present.

BRIGADIER GENERAL HENRY J.        Director      Director since    Retired since 2000.           7         N/A
SECHLER, USAF (RET.)                            January 1997.     Formerly, Consultant
(07/23/32)                                      Shall serve as    and Vice President,
                                                Director until    General Dynamics
                                                his               Corp (defense
                                                resignation, or   contractor).
                                                until
                                                terminated or
                                                until his
                                                successor is
                                                elected and
                                                qualified.


INTERESTED DIRECTORS

GENERAL RALPH E. EBERHART       Chairman and    Chairman and      President, Armed               7         Advisory Board
USAF (RET.)*                      Director      Director since    Forces Benefit                           Member, ManTech
(12/26/46)                                      December 2004.    Association, December                    International
                                                Shall serve as    2004 - present;                          (government
                                                Chairman and      Director and                             technology
                                                Director, until   Chairman, 5Star Life                     contractor);
                                                his resignation   Insurance Company,                       Advisory Board
                                                or termination    December                                 Member, The
                                                or until his      2004-present;                            Spectrum Group
                                                successor is      Director and                             (consulting
                                                elected and       Chairman, 5Star Bank,                    services);
                                                qualified.        December                                 Advisory Board
                                                                  2004-present;                            Member, ICX
                                                                  Director and                             Technologies
                                                                  Chairman, AFBA 5Star                     (security
                                                                  Investment Management                    products);
                                                                  Company, December                        Director,
                                                                  2004-present;                            Standard Aero
                                                                  Manager, 5Star                           (service
                                                                  Financial, LLC,                          provider to
                                                                  December                                 global
                                                                  2004-present; Former                     aerospace,
                                                                  Commander,                               defense and
                                                                  NORAD/USNORTHCOM                         energy
                                                                  (U.S. Air Force);                        industries);
                                                                  Former Commander                         Director,
                                                                  NORAD/USSPACE/AFSPACE                    ObjectVideo
                                                                  (U.S. Air Force).                        (surveillance
                                                                                                           products);
                                                                                                           Director,
                                                                                                           EIDPassport
                                                                                                           (security
                                                                                                           products);
                                                                                                           Director, TERMA
                                                                                                           North America,
                                                                                                           Inc. (high-tech
                                                                                                           solution
                                                                                                           applications).




OFFICER(S) WHO ARE NOT DIRECTORS


ROBERT E. MORRISON               President     President since    President of AFBA             N/A        N/A
(03/07/57)                                     August 2006.       5Star Investment
                                               Shall serve as     Management Company;
                                               President at the   Former Principal of
                                               pleasure of the    Morrison Consulting;
                                               Board or until     and Former President
                                               his resignation    and Chief Executive
                                               or termination     Officer of Sky Trust
                                               or until his       and Sky Wealth
                                               successor is       Management.
                                               elected or
                                               qualified.


ANDREW J. WELLE                 Senior Vice    Senior Vice        President of AFBA             N/A        N/A
(10/28/66)                       President     President since    5Star Securities
                               and Secretary   February 2005      Company; Senior Vice
                                               and Secretary      President and Chief
                                               since July 2003.   Operating Officer of
                                               Shall serve as     AFBA 5Star Investment
                                               Senior Vice        Management Company.
                                               President and
                                               Secretary at the
                                               pleasure of the
                                               Board or until
                                               his resignation
                                               or termination
                                               or until his
                                               successor is
                                               elected or
                                               qualified.


LORRAINE J. LENNON                  Vice       Vice President     Vice President of             N/A        N/A
(01/26/61)                       President     since December     Compliance, 5Star
                                 Compliance    2000. Shall        Life Insurance
                                               serve as           Company, AFBA 5Star
                                               Vice-President     Investment Management
                                               of Compliance at   Company and AFBA
                                               the pleasure of    5Star Securities
                                               the Board or       Company.
                                               until her
                                               resignation or
                                               termination or
                                               until her
                                               successor is
                                               elected and
                                               qualified.

JOHN R. MOORMAN                  Assistant     Assistant Vice     Assistant Vice                N/A        N/A
(02/26/70)                     Vice President  President since    President and
                                               December 2000.     Membership Sales
                                               Shall serve as     Director of AFBA
                                               Assistant          5Star Investment
                                               Vice-President     Management Company.
                                               at the pleasure    Formally, National
                                               of the Board or    Sales Director of
                                               until his          AFBA 5Star Investment
                                               resignation or     Management Company.
                                               termination or
                                               until his
                                               successor is
                                               elected and
                                               qualified.



MICHAEL E. HOUCHINS                Chief       Chief Financial    Chief Financial               N/A        N/A
(07/30/69)                       Financial     Officer and        Officer and Treasurer
                                Officer and    Treasurer since    of AFBA 5Star
                                 Treasurer     February 2006.     Investment Management
                                               Shall serve as     Company. Formerly
                                               Chief Financial    Controller and Vice
                                               Officer and        President of Finance
                                               Treasurer until    of 5Star Life
                                               his resignation    Insurance Co. and
                                               or termination     AFBA 5 Star
                                               or until his       Investment Management
                                               successor is       Company.
                                               elected and
                                               qualified.


SALVATORE FAIA, ESQ., CPA          Chief       Chief Compliance   President, Vigilant           N/A        N/A
(12/25/62)                       Compliance    Officer since      Compliance Services
                                  Officer      August 2004.       2004 to present;
                                               Shall service as   Senior Legal Counsel,
                                               Chief Compliance   PFPC Inc. 2002 to
                                               Officer until      2004; Chief Legal
                                               his resignation,   Counsel, Corviant
                                               or until           Corporation
                                               terminated or      (Investment Adviser,
                                               until his          Broker-Dealer and
                                               successor is       Service Provider to
                                               elected and        Investment Advisers
                                               qualified.         and Separate Account
                                                                  Providers)
                                                                  2001 to 2002;
                                                                  Partner,
                                                                  Pepper
                                                                  Hamilton LLP
                                                                  (law firm)
                                                                  1997 to 2001.


* General Ralph E. Eberhart, USAF (Ret.) is considered an interested person of the Company under the federal securities laws due to his positions as an officer and/or chairman of AFBA 5Star Investment Management Company, the Manager of the Funds and other AFBA 5Star entities.

The Board has an Audit Committee comprised of only the Independent Directors, Messrs. Hatch, Wagner, Fairfield and Sechler. The Audit Committee, established by the Board on October 28, 2003, has the responsibility to, among other things, recommend the selection of the Funds' Independent Registered Public Accounting Firm, confer with the Independent Registered Public Accounting Firm regarding the Funds' financial statements, the results of the audits and related matters, and perform such other tasks as the full Board deems necessary or appropriate. The Audit Committee met twice during the last fiscal year.


The Board has a Nominating and Governance Committee comprised of only the Independent Directors, Messrs. Hatch, Wagner, Fairfield and Sechler. The Nominating Committee, established by the Board on June 27, 2007, has the responsibility, among other things, to: (i) identify, research, recruit and evaluate candidates for nominations for Board members; (ii) make recommendations and consider shareholder recommendations for nominations for Board members;
(iii) review and evaluate the Board's structure and governance policies, procedures and practices; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating and Governance Committee met once during the last fiscal year.

According to the Nominating and Governance Committee Charter approved by the Board, the Nominating and Governance Committee will consider and review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are properly submitted to the Committee or the Company. In order to recommend a nominee, a "qualifying shareholder" (as defined below) should provide a written notice to the Nominating and Governance Committee containing the following information: (a) the name and address of the qualifying shareholder making the recommendation; (b) the number of shares of each Fund that are owned of record and beneficially by such qualifying shareholder and the length of time that such shares have been so owned by the qualifying shareholder; (c) a description of all arrangements and understandings between such qualifying shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) the resume or CURRICULUM VITAE of the person or persons being recommended and such other information regarding each person recommended by such qualifying shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Company, as defined in Section 2(a)(19) of the 1940 Act; and (g) the written consent of each person recommended to serve as a director of the Company if so nominated and elected/appointed. The notice should be sent to the Nominating and Governance Committee, care of the Secretary of the Company at 909 North Washington Street, Alexandria, VA 22314, and the envelope containing the notice should indicate "Nominating and Governance Committee."

A "qualifying shareholder" who is eligible to recommend a nominee to the Nominating Committee is a (i) shareholder that owns of record, beneficially or through a financial intermediary $10,000 or more of a Fund's shares, (ii) has been a shareholder of $10,000 or more of the Fund's shares for 12 months or more prior to submitting the recommendation to the Committee, and (iii) provides a written notice to the Committee containing the information above.

It is the intention of the Committee that the recommending shareholder demonstrate a significant and long-term commitment to the Company and its other shareholders and that his or her objectives in submitting a recommendation is consistent with the best interests of the Company and all of its shareholders.

In the event the Committee receives a recommendation from a qualifying shareholder during a time when no vacancy exists or is expected to exist in the near term and the recommendation otherwise contains all the information required, the Committee shall retain such recommendation in its files until a vacancy exists or is expected to exist in the near term and the Committee commences its efforts to fill such vacancy.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Director in each Fund of the Company and in all registered investment companies overseen by the Director within the Company's family of investment companies, as of December 31, 2006.


                                                                                         AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL
                                                                                           REGISTERED INVESTMENT
                                                                                           COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF EQUITY SECURITIES          DIRECTOR WITHIN THE FAMILY
NAME OF DIRECTOR                                   IN EACH AFBA 5STAR FUND                OF INVESTMENT COMPANIES


INTERESTED DIRECTORS*
General Ralph E. Eberhart              $10,001-$50,000 in Mid Cap Value Fund
                                       $10,001-$50,000 in Small Cap Fund
                                       $10,001-$50,000 in USA Global Fund
                                       $10,001-$50,000 in Balanced Fund                    Over $100,000

INDEPENDENT DIRECTORS
General Monroe W. Hatch, Jr.           $10,001-$50,000 in Balanced Fund                    $10,001-$50,000

General Louis C. Wagner, Jr.           $1-$10,000 in Small Cap Fund
                                       $1-$10,000 in Large Cap Fund
                                       $1-$10,000 in USA Global Fund
                                       $1-$10,000 in Science & Technology Fund             $10,001-$50,000

Lieutenant General John S. Fairfield   $10,001-$50,000 in Mid Cap Value Fund
                                       $10,001-$50,000 in Large Cap Fund
                                       $10,001-$50,000 in Balanced Fund
                                       $10,001-$50,000 in Science & Technology Fund          Over $100,000

Brigadier General Henry J. Sechler     $10,001-$50,000 in Mid Cap Value Fund
                                       $10,001-$50,000 in Small Cap Fund
                                       $10,001-$50,000 in Large Cap Fund
                                       $10,001-$50,000 in USA Global Fund
                                       $10,001-$50,000 in Balanced Fund
                                       $10,001-$50,000 in High Yield Fund                    Over $100,000


* As of December 31, 2006, none of the Directors of the Company who are not "interested persons" as such term is defined in the 1940 Act (the "Independent Directors"), or their immediate family members owned beneficially or of record, an interest in the Manager or underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with the Manager or underwriter.

COMPENSATION. Disinterested Directors are compensated and reimbursed by the Funds for their expenses arising out of normal duties and services. Director compensation for the fiscal year ended March 31, 2007, was as follows:


                                                         PENSION OR                              TOTAL COMPENSATION
                                   AGGREGATE        RETIREMENT BENEFITS     ESTIMATED ANNUAL      FROM COMPANY AND
      NAME OF PERSON           COMPENSATION FROM     ACCRUED AS PART OF      BENEFITS UPON       FUND COMPLEX PAID
       AND POSITION                 COMPANY           COMPANY EXPENSES         RETIREMENT           TO DIRECTOR

INTERESTED DIRECTORS*

General Ralph E. Eberhart             $0                     $0                    $0                    $0


INDEPENDENT DIRECTORS
General Monroe W. Hatch             $16,000                  $0                    $0                 $16,000

General Louis C. Wagner, Jr.        $16,000                  $0                    $0                 $16,000

Lieutenant General John S.
Fairfield                           $16,000                  $0                    $0                 $16,000

Brigadier General Henry J.
Sechler                             $16,000                  $0                    $0                 $16,000


Directors Fairfield, Hatch, Sechler and Wagner have no financial interest in, nor are they affiliated with, the Manager, PFPC Distributors, Inc. (the "Underwriter") or with any of the Funds' current sub-advisers: Dreman Value Management, L.L.C., Marvin & Palmer Associates, Inc., Financial Counselors, Inc., The London Company, TrendStar Advisors, LLC and Bjurman, Barry & Associates (each a "Sub-Adviser," collectively the "Sub-Advisers").

CODE OF ETHICS. The Company, the Manager, the Sub-Advisers and the Underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act. Under each code of ethics, persons who are designated as access persons are restricted in their personal securities transactions, including transactions involving securities that may be purchased or sold by any Fund. Each code of ethics contains provisions designed to substantially comply with the federal securities laws. The codes of ethics are on file with the SEC.

PROXY VOTING POLICIES AND PROCEDURES. The Funds delegate all proxy voting decisions regarding the Funds' securities to the Funds' Sub-Advisers, subject to the Board's continuing oversight. As a result, the Funds' Board has adopted each Sub-Adviser's proxy voting policies and procedures as the Funds' proxy voting policies and procedures (the "Policies and Procedures"). In exercising their voting obligations, each Sub-Adviser is guided by its general fiduciary duty to act prudently and in the best interest of the Funds in which they manage. Each Sub-Adviser will consider factors affecting the value of the Funds' investments and the rights of shareholders in its determination on voting portfolio securities.

Each Sub-Adviser's authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under its respective interim investment sub-advisory agreement. The Sub-Advisers will vote all proxies and act on all other actions of the securities for which the Sub-Adviser is responsible in a timely manner as part of their full discretionary authority over Fund assets in accordance with the Policies and Procedures. Examples of the types of corporate actions on which the Sub-Advisers vote proxies for company securities that the Funds hold may include, without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

The proxy voting policies and procedures of each respective Sub-Adviser are attached herewith beginning at Appendix B.

AS OF AUGUST 31 EACH YEAR, A COPY OF EACH FUND'S PROXY VOTING RECORD FOR THE PREVIOUS TWELVE-MONTH PERIOD ENDED JUNE 30 IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST, BY CALLING (800) 243-9865 OR VIA THE SEC'S WEB SITE AT WWW.SEC.GOV.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


CONTROL PERSONS. Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund may be presumed to "control" a Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of the shareholders of that Fund. As of July 5, 2007, Armed Forces Benefit Association ("AFBA), which is organized in Washington, D.C. and is located at 909 N. Washington Street, Alexandria, VA 22314, owned of record the following percentages of the outstanding shares of AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund, AFBA 5Star USA Global Fund, AFBA 5Star Balanced Fund, AFBA 5 Star High Yield Fund and AFBA 5Star Science & Technology Fund: 84.58%, 53.76%, 71.44%, 69.73%, 81.44%, 74.49% and 79.27%, respectively. Accordingly,
AFBA is deemed to control the Funds.

As of July 5, 2007, the following persons were the record owner or beneficial owner of 5% or more of the outstanding shares of Class A, Class B, Class C, Class I or Class R Shares of each Fund:



                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS


AFBA 5STAR MID CAP VALUE FUND (B SHARES)

First Clearing, LLC
Benjamin L. Byerly & Christi A. Byerly JT                                         X                     15.01%
WROS
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

First Clearing, LLC
Mark B. Diberardinis (SEP IRA)                                                    X                     11.79%
FCC as Custodian
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

First Clearing, LLC
Timothy J. Ehrsam                                                                 X                     7.81%
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

AFBA 5STAR MID CAP VALUE FUND (I SHARES)

Armed Forces Benefit Assoc.
Attn: Deborah French                                      X                                             84.58%
909 N. Washington Street
Alexandria, VA  22314-1555

3 PIMS/Prudential Retirement
As Nominee for the TTEE/CUST PL 763                                               X                     7.68%
Armed Forces Benefit Assoc.
909 N. Washington Street
Alexandria, VA 22314-1555

AFBA 5STAR MID CAP VALUE FUND (R SHARES)

AFBA Investment Management Co.
Attn: Michael Houchins                                    X                                             96.20%
909 N. Washington Street
Alexandria, VA  22314-1555




                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS


AFBA 5STAR SMALL CAP FUND (A SHARES)

Charles Schwab & Co
Special Custody Account FBO Customers                                             X                     46.39%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Prudential Investment Management Service
FBO Mutual Fund Clients                                                           X                     9.97%
100 Mulberry Street
3 Gateway Center Floor 11
Mail stop: NJ 05-11-20
Newark, NJ 07102

AFBA 5STAR SMALL CAP FUND (I SHARES)

Armed Forces Benefit Assoc.
Attn: Deborah French                                      X                                             53.76%
909 N. Washington Street
Alexandria, VA  22314-155

State Street Bank Trust
Plantation Pipe Line Co.                                                          X                     10.98%
Employees Annuity Plan
805 Pennsylvania Avenue, Tower II
Floor 5
Kansas City, MO 64105

3 PIMS/Prudential Retirement
As Nominee for the TTEE/CUST PL 763                                               X                     9.79%
Armed Forces Benefit Assoc.
909 N. Washington Street
Alexandria, VA  22314-1555




                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS




AFBA 5STAR SMALL CAP FUND (R SHARES)

NFS LLC FEBO
Woodland Property Partners, INC.                                                  X                     43.54%
James M. Marshall
900 Carroll Street
Perry, GA 31069-3314

AFBA Investment Management Co.
Attn: Michael Houchins                                    X                                             43.10%
909 N. Washington Street
Alexandria, VA  22314-1555

Counsel Trust FBO
Pasley Management Group, L.P. 401 K                                               X                     13.36%
The Times Building
1251 Waterfront Place
Pittsburgh, PA 15222-4235

AFBA 5STAR LARGE CAP FUND (A SHARES)

Perishing, LLC
P.O. Box 2052                                                                     X                     23.94%
Jersey City, NJ 07303-9998

First Clearing, LLC
Irrev. Life Insurance Trust                                                       X                     26.53%
Attn: John C. Page
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

First Clearing, LLC
Cedar Resources, Inc.                                                             X                     7.47%
Attn: John C. Page
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

Great Plains Trust Co.
FBO Paul and Maureen Evans                                                        X                     5.84%
7700 Shawnee Mission Parkway
Suite 100
Overland Park, KS 66202




                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS




AFBA 5STAR LARGE CAP FUND (B SHARES)

First Clearing, LLC
Chris A. Thymides                                                                 X                     29.73%
Simple IRA
FFC as Custodian
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

Raymond James & Assoc. Inc.
FBO Harris IRA                                                                    X                     17.72%
880 Carillon Parkway
St. Petersburg, FL  33716

First Clearing, LLC
Lynne W. Stalls                                                                   X                     16.30%
TOD Account
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

Ferris, Baker Watts, Inc.
Phillip L. Kuch                                                                   X                     9.16%
100 Light Street
Baltimore, MD 21202

Ferris, Baker Watts, Inc.
Florence W. Saiger IRA                                                            X                     9.11%
100 Light Street
Baltimore, MD 21202

Ferris, Baker Watts, Inc.
FBO Luanne Paisley Beneficiary                                                    X                     9.09%
100 Light Street
Baltimore, MD 21202

Ferris, Baker Watts, Inc.
Oh Rho Chapter of Sae House TR                                                    X                     5.46%
100 Light Street
Baltimore, MD 21202

AFBA 5STAR LARGE CAP FUND (C SHARES)

Raymond James & Assoc. Inc.
FBO K's Advertising                                                               X                     8.70%
880 Carillon Parkway
St. Petersburg, FL  33716

PFPC Trust Co. R/O IRA
Nanako Kamiya Hanafin                                                             X                     7.17%
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA 22314-1555




                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS




Raymond James & Assoc. Inc.
FBO Waller IRA                                                                    X                     6.50%
880 Carillon Parkway
St. Petersburg, FL  33716

Raymond James & Assoc. Inc.
FBO Harrison TR                                                                   X                     6.11%
880 Carillon Parkway
St. Petersburg, FL  33716

Raymond James & Assoc. Inc.
FBO Therival, LC                                                                  X                     5.69%
880 Carillon Parkway
St. Petersburg, FL  33716

AFBA 5STAR LARGE CAP FUND (I SHARES)

Armed Forces Benefit Assoc.
Attn:  Deborah French                                     X                                             71.44%
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR LARGE CAP FUND (R SHARES)

AFBA Investment Management Co.
Attn: Michael Houchins                                    X                                            100.00%
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR USA GLOBAL FUND (A SHARES)

Raymond James & Assoc. Inc.                                                       X                     10.67%
FBO Abdalla Sam
880 Carillon Parkway
St. Petersburg, FL  33716

First Clearing, LLC                                                               X                     5.96%
Thomas E. Greenman Jr. R/O IRA
FCC as Custodian
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

Great Plains Trust Co.
FBO Paul and Maureen Evans                                                        X                     5.09%
7700 Shawnee Mission Parkway
Suite 100
Overland Park, KS 66202




                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS




AFBA 5STAR USA GLOBAL FUND (B SHARES)

First Clearing, LLC
Sondra H. Block IRA                                                               X                     55.61%
FFC as Custodian
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

Raymond James & Assoc. Inc.
FBO Lapera IRA                                                                    X                     17.51%
880 Carillon Parkway
St. Petersburg, FL  33716

Raymond James & Assoc. Inc.
FBO Sibley IRA                                                                    X                     9.18%
880 Carillon Parkway
St. Petersburg, FL  33716

Raymond James & Assoc. Inc.
FBO Rahne Bonita                                                                  X                     8.67%
880 Carillon Parkway
St. Petersburg, FL  33716

First Clearing, LLC
James H. Peyatt R/O IRA                                                           X                     5.89%
FCC as Custodian
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

AFBA 5STAR USA GLOBAL FUND (C SHARES)

Raymond James & Assoc. Inc.
FBO Greenblatt IRA                                                                X                     7.86%
880 Carillon Parkway
St. Petersburg, FL  33716

Raymond James & Assoc. Inc.
FBO Reece IRA                                                                     X                     5.95%
880 Carillon Parkway
St. Petersburg, FL  33716

AFBA 5STAR USA GLOBAL FUND (I SHARES)

Armed Forces Benefit Assoc.
Attn:  Deborah French                                     X                                             69.73%
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR USA GLOBAL FUND (R SHARES)

AFBA Investment Management Co.
ATTN Michael Houchins                                     X                                              100%
909 N. Washington Street
Alexandria, VA  22314-1555




                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS



AFBA 5STAR BALANCED FUND (A SHARES)

Prudential Investment Management Company
FBO Mutual Fund Clients                                                           X                     14.54%
100 Mulberry Street
3 Gateway Center, Floor 11
Mail Stop- NJ 05-11-20
Newark, NJ 07102

AFBA 5STAR BALANCED FUND (I SHARES)

Armed Forces Benefit Assoc.
Attn:  Deborah French                                     X                                             81.44%
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR BALANCED FUND (R SHARES)

AFBA Investment Management Co.
ATTN Michael Houchins                                     X                                            100.00%
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR HIGH YIELD FUND (A SHARES)

Charles Schwab & Co Inc
Special Custody Acct FBO Customers                                                X                     15.52%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Raymond James & Assoc. Inc.
FBO Abdalla Sam                                                                   X                     5.74%
880 Carillon Parkway
St. Petersburg, FL  33716

AFBA 5STAR HIGH YIELD FUND (C SHARES)

Raymond James & Assoc. Inc.
FBO Hight Trust                                                                   X                     6.22%
880 Carillon Parkway
St. Petersburg, FL  33716




                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS



AFBA 5STAR HIGH YIELD FUND (I SHARES)

Armed Forces Benefit Assoc.
Attn:  Deborah French                                     X                                             74.49%
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA Investment Management Co.
Attn: Michael Houchins                                    X                                             6.31%
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR HIGH YIELD FUND (R SHARES)

AFBA Investment Management Co.
Attn: Michael Houchins                                    X                                            100.00%
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR SCIENCE & TECHNOLOGY FUND (B
SHARES)

E*Trade Clearing, LLC
IRA Custodian                                                                     X                     29.13%
P.O. Box 989030
West Sacramento, CA 95798-9030

Raymond James & Assoc. Inc.
FBO Coleman Anthony                                                               X                     16.88%
880 Carillon Parkway
St. Petersburg, FL  33716

First Clearing, LLC
Robert D. Johnston IRA                                                            X                     10.93%
FCC as Custodian
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

Ferris, Baker Watts, Inc.                                                         X                     6.59%
FBO Shirley E. Dickerson
Roth IRA
100 Light Street
Baltimore, MD 21202

Ferris, Baker Watts, Inc.                                                         X                     5.40%
Peter F. Degaetano IRA/RO
100 Light Street
Baltimore, MD 21202

AFBA 5STAR SCIENCE & TECHNOLOGY FUND (I
SHARES)

Armed Forces Benefit Assoc.                               X                                             79.27%
Attn: Deborah French
909 N. Washington Street
Alexandria, VA  22314-1555

3 PIMS/Prudential Retirement                                                      X                     8.76%
As Nominee for the TTEE/CUST PL 763
Armed Forces Benefit Assoc.
909 N. Washington Street
Alexandria, VA  22314-1555




                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS



AFBA 5STAR SCIENCE & TECHNOLOGY FUND (R
SHARES)

AFBA Investment Management Co.                            X                                             83.31%
Attn: Michael Houchins
909 N. Washington Street
Alexandria, VA  22314-1555

PFPC Trust Company 5 Star IRA                                                     X                     16.69%
FBO James R. Clark
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA 22314-1555

MANAGEMENT OWNERSHIP. As of July 5, 2007, the officers and Directors as a group owned less than 1% of the outstanding shares of each Class of each of the AFBA 5Star Funds.


                     INVESTMENT ADVISORY AND OTHER SERVICES


MANAGER AND SUB-ADVISERS. AFBA 5Star Investment Management Company acts as Manager of the Funds and is a registered investment adviser under the Investment Advisers Act of 1940. The Manager is a wholly-owned subsidiary of 5Star Financial LLC and, ultimately, a wholly-owned subsidiary of AFBA, which was organized in 1947 to provide low-cost life insurance for military families. The Manager organized the Company in 1997 and employed, at its own expense, in accordance with the Management Agreement between the Manager and the Funds, Dreman Value Management, L.L.C. ("Dreman"), Marvin & Palmer Associates, Inc. ("M&P"), Financial Counselors, Inc. ("FCI"), The London Company ("London Co."), TrendStar Advisors, LLC ("TrendStar") and Bjurman, Barry & Associates ("Bjurman") as Sub-Advisers to the Funds.

Pursuant to interim sub-advisory agreements between AFBA 5Star Investment Management Company and each Sub-Adviser, effective July 16, 2007, Dreman manages the entire AFBA 5Star Mid Cap Value Fund portfolio; M&P manages the entire AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund portfolios; FCI manages the entire AFBA 5Star High Yield Fund portfolio and the fixed-income segment of the AFBA 5Star Balanced Fund portfolio; the London Co manages the equity segment of the AFBA 5Star Balanced Fund portfolio and approximately 20% of the AFBA 5Star Small Cap Fund portfolio; TrendStar manages the entire AFBA 5Star Science & Technology Fund portfolio and approximately 40% of the AFBA 5Star Small Cap Fund portfolio; and Bjurman also manages approximately 40% of the AFBA 5Star Small Cap Fund portfolio. The interim sub-advisory agreements were approved by the Board, including the Independent Directors, and are effective for a period of 150 days. The interim sub-advisory agreements terminate at the earlier of the end of the 150 day period or approval by shareholders of permanent sub-advisory agreements for the Funds. The Board, including the Independent Directors, also approved permanent sub-advisory agreements with the Sub-Advisers and the submission of such agreements to shareholders of each Fund at a meeting to be held on or about October 8, 2007.

For its services as Manager, each Fund pays the Manager a fee at the annual rate of 0.80% of the Fund's average daily net assets. The Manager has entered into contractual arrangements to reduce fees and/or pay expenses to the extent necessary to limit Total Annual Fund Operating Expenses to 1.08% exclusive of Rule 12b-1 and shareholder service fees through July 31, 2008 with respect to the AFBA 5Star Balanced and AFBA 5Star High Yield Funds. In addition, the Manager has entered into contractual arrangements to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses exclusive of Rule 12b-1 and shareholder service fees through July 31, 2008 to 1.28%, with respect to the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund. With regard to the AFBA 5Star Science & Technology Fund, the Manager has entered into a contractual arrangement to limit fees and/or pay expenses to the extent necessary to limit Total Annual Operating Expenses exclusive of Rule 12b-1 and shareholder service fees to 1.50% of the average annual net assets of the Fund through July 31, 2008. After July 31, 2008, the Manager may either renew or terminate these arrangements. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the Manager may seek to recoup amounts it previously reduced or expenses that it paid. The Manager will only seek to recoup such amounts if total annual fund operating expenses plus the amounts recouped do not exceed the expense limitation target. The Manager shall only be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.


For the past three fiscal years, the Funds paid the Manager the following amounts:

                                                 FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
NAME OF FUND                                       MARCH 31, 2005           MARCH 31, 2006          MARCH 31, 2007
------------                                       --------------           --------------          --------------
AFBA 5Star Mid Cap Value Fund
    Advisory Fees Paid                                  $53,251                 $132,040                  $233,073
    Fees Reduced/Expenses Reimbursed                 ($189,422)               ($146,859)                 ($95,975)
    Net Fees                                         ($136,171)                ($14,819)                  $137,098

AFBA 5Star Small Cap Fund
    Advisory Fees Paid                                 $633,469               $1,433,890                $1,855,408
    Fees Reduced/Expenses Reimbursed                 ($145,949)                ($14,994)                     $0.00
    Net Fees                                           $487,520               $1,418,896                $1,855,408

AFBA 5Star Large Cap Fund
    Advisory Fees Paid                                 $170,913                 $172,846                  $181,397
    Fees Reduced/Expenses Reimbursed                 ($181,322)               ($124,760)                 ($91,475)
    Net Fees                                          ($10,409)                  $48,086                   $89,922

AFBA 5Star USA Global Fund
    Advisory Fees Paid                                 $346,393                 $358,807                  $249,581
    Fees Reduced/Expenses Reimbursed                 ($155,999)                ($93,749)                 ($93,145)
    Net Fees                                           $190,394                 $265,058                  $156,436

AFBA 5Star Balanced Fund
    Advisory Fees Paid                                 $429,338                 $552,918                  $675,705
    Fees Reduced/Expenses Reimbursed                 ($233,272)               ($178,367)                ($148,827)
    Net Fees                                           $196,066                 $374,551                  $526,878

AFBA 5Star High Yield Fund
    Advisory Fees Paid                                 $360,009                 $292,733                  $181,623
    Fees Reduced/Expenses Reimbursed                 ($251,232)               ($189,800)                ($144,827)
    Net Fees                                           $108,777                 $102,933                   $36,796

AFBA 5Star Science & Technology Fund
    Advisory Fees Paid                                  $47,892                  $53,123                   $88,900
    Fees Reduced/Expenses Reimbursed                 ($191,136)               ($150,563)                ($118,489)
    Net Fees                                         ($143,244)               ($132,777)                 ($29,589)


Dreman, the current Sub-Adviser of the Mid Cap Value Fund, was originally founded in 1977 as investment advisory firm, and is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Dreman is wholly owned by the Dreman family.

M&P, the current Sub-Adviser of the Large Cap Fund and the USA Global Fund, was originally founded by David Marvin and Stanley Palmer in 1986 as global growth equity specialist investment advisory firm, and is an investment adviser registered under the Advisers Act. M&P is 95% owned by its employees, including majority owned by Mr. Marvin.

FCI, the current Sub-Adviser of the High Yield Fund and the Balanced Fund, was originally founded in 1966 as an investment advisory firm, and is an investment adviser registered under the Advisers Act. FCI's ultimate parent company is MTC Holding Corporation, which is a holding company and majority owned by Bradley A. Bergman, a Director of FCI and the President and Director of MTC Holding Corporation.

The London Co., the current Sub-Adviser of the Small Cap Fund and the Balanced Fund, was founded by Stephen M. Goddard, CFA in 1994 and is an investment adviser registered under the Advisers Act. The London Co. is currently wholly owned by Mr. Goddard.

TrendStar, the current Sub-Adviser of the Small Cap Fund and the Science & Technology Fund, is an investment adviser registered under the Advisers Act. TrendStar is wholly owned by Thomas W. Laming, Kyle R. Bubeck and James R. McBride, TrendStar members.

Bjurman, the current Sub-Adviser of the Small Cap Fund, was founded in 1970 and is an investment adviser registered under the Advisers Act. Bjurman is currently wholly owned by Thomas O. Barry and George A. Bjurman, the directors of Bjurman.

Pursuant to the interim sub-advisory agreements between the Manager and each Sub-Adviser, the Sub-Advisers provide the Funds with day to day management of the Funds' portfolio, including the investment and reinvestment of the Funds' investments, subject to the supervision and control of the Directors of the Company and the Manager.

Under the interim sub-advisory agreements, each Sub-Adviser will be paid its costs by the Manager in connection with the performance of each Sub-Adviser's services under the interim sub-advisory agreements, provided, however, that such costs do not exceed 0.33% of the average daily net assets of the portion of the Fund that a Sub-Adviser is managing. Shareholders of each Fund will be asked to approve the proposed permanent sub-advisory agreements at a shareholder meeting to be held on or about October 8, 2007 that will provide for Sub-Advisers' fees paid by the Manager going forward.

For the last three fiscal years, the Manager paid KCM, the former sole sub-adviser to the Funds until July 15, 2007, the following amounts for its services to each Fund:



                                                 FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
NAME OF FUND                                       MARCH 31, 2005           MARCH 31, 2006          MARCH 31, 2007
------------                                       --------------           --------------          --------------
AFBA 5Star Mid Cap Value Fund                           $21,928                 $54,466                $96,143
AFBA 5Star Small Cap Fund                              $250,584                $591,480               $765,356
AFBA 5Star Large Cap Fund                               $70,356                 $71,299                $74,826
AFBA 5Star USA Global Fund                             $141,541                $148,008               $102,952
AFBA 5Star Balanced Fund                               $176,752                $228,079               $278,728
AFBA 5Star High Yield Fund                             $149,257                $120,753               $102,952
AFBA 5Star Science & Technology Fund                    $30,016                 $21,913                $36,671


Each Fund bears the cost of personnel as shall be necessary to carry out its normal operations; fees of the Independent Directors, the custodian, the Independent Registered Public Accounting Firm and legal counsel; rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company; any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction; brokerage commissions; or any other expenses incurred by it which are not assumed in the Management Agreement by the Manager.

PORTFOLIO MANAGERS. The following paragraphs provide certain information with respect to the portfolio managers of the Funds as identified in the Prospectus and the material conflicts that may arise in connection with their management of the investments of the Funds, on the one hand, and the investments of other clients for which they may have primary responsibility.

DREMAN VALUE MANAGEMENT, LLC

Dreman manages the entire AFBA 5Star Mid Cap Value portfolio. The investment team managing the portfolio is comprised of David N. Dreman, E. Clifton Hoover, Mark Roach, F. James Hutchinson and Lee Delaporte, who are primarily responsible for the day-to-day management of the portfolio. The table below includes details regarding the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of June 30, 2007.



                                                                                     NUMBER OF     TOTAL ASSETS IN
                                                                                  ACCOUNTS WHERE   ACCOUNTS WHERE
                                                                                  MANAGER FEE IS   MANAGER FEE IS
        NAME OF                ACCOUNT             NUMBER OF     TOTAL ASSETS IN BASED ON ACCOUNT BASED ON ACCOUNT
  PORTFOLIO MANAGER            CATEGORY            ACCOUNTS         ACCOUNTS        PERFORMANCE      PERFORMANCE

DAVID N. DREMAN         Registered Investment         19          $15.7 billion          0               $0
                              Companies

                       Other Pooled Investment         3           $60 million           3           $60 million
                               Vehicles

                            Other Accounts            114         $4.1 billion           0               $0

E. CLIFTON HOOVER       Registered Investment         13          $15.3 billion          0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts             0               $0                0               $0



                                                                                     NUMBER OF     TOTAL ASSETS IN
                                                                                  ACCOUNTS WHERE   ACCOUNTS WHERE
                                                                                  MANAGER FEE IS   MANAGER FEE IS
        NAME OF                ACCOUNT             NUMBER OF     TOTAL ASSETS IN BASED ON ACCOUNT BASED ON ACCOUNT
  PORTFOLIO MANAGER            CATEGORY            ACCOUNTS         ACCOUNTS        PERFORMANCE      PERFORMANCE

MARK ROACH              Registered Investment          9          $2.8 billion           0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts             0               $0                0               $0

F. JAMES HUTCHINSON     Registered Investment          7          $11.5 billion          0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts             0               $0                0               $0

LEE DELAPORTE           Registered Investment          0               $0                0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts             0               $0                0               $0



There are certain conflicts of interest that are integral to the operations of an investment adviser. Dreman has established a policy to assist in identifying and managing potential conflicts of interests at Dreman ("Procedure"). Dreman recognizes that an emphasis on identifying and managing conflicts of interest is important to every business. This is especially true in the investment management industry, because Dreman is a fiduciary owing a higher duty of care to its clients. The goal of Dreman is to identify not only actual conflicts of interest, but circumstances that might create an appearance of a conflict in the perception of an independent third party.

By identifying conflicts early, Dreman attempts to prevent problems by consulting with its client(s). Dreman has a duty to make full and fair disclosure to clients where Dreman has a material conflict of interest. Some potential conflicts of interest that may include conflicts of interest inherit in managing multiple accounts with similar investment mandates and personal proprietary trading by Dreman and its employees.

Dreman's Procedures, Code of Ethics and other trading procedures seek to identify and minimize these potential conflicts of interest to ensure that all clients are treated fairly. Dreman believes that such policies and procedures contain certain provisions reasonably necessary to prevent such conflicts. Dreman aggregates its trades and allocates the trades to all clients' accounts in an equitable manner. Dreman strongly believes aggregating its orders protects clients from being disadvantaged by price or time execution. The trade aggregation policy of Dreman eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

Dreman has implemented a highly competitive compensation plan, which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

Dreman's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the Dreman or they may receive stock appreciation rights, which enable them to participate in the growth of Dreman. Dreman's membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in Dreman's profit sharing plan, a defined contribution plan that allows Dreman to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. Dreman's profit sharing plan is a non-discriminatory plan, which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the profit sharing plan vest over a specified term. Finally, all employees of the firm including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

As of June 30, 2007, David N. Dreman, E. Clifton Hoover, Mark Roach, F. James Hutchinson and Lee Delaporte did not own shares of the AFBA 5Star Mid Cap Value Fund.

MARVIN & PALMER ASSOCIATES, INC.

M&P manages the entire AFBA 5Star Large Cap and AFBA 5Star USA Global portfolios. The investment team managing the portfolios is comprised of David Marvin, Jay Middleton, Stephen Marvin and Porter Schutt, who are primarily responsible for the day-to-day management of the portfolios. The table below includes details regarding the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of June 30, 2007.


                                                                                     NUMBER OF     TOTAL ASSETS IN
                                                                                  ACCOUNTS WHERE   ACCOUNTS WHERE
                                                                                  MANAGER FEE IS   MANAGER FEE IS
        NAME OF                ACCOUNT             NUMBER OF     TOTAL ASSETS IN BASED ON ACCOUNT BASED ON ACCOUNT
  PORTFOLIO MANAGER            CATEGORY            ACCOUNTS         ACCOUNTS        PERFORMANCE      PERFORMANCE

DAVID MARVIN            Registered Investment          6         $148.3 million          0                0
                              Companies

                       Other Pooled Investment        10         $942.8 million          2         $214.9 million
                               Vehicles

                            Other Accounts            64          $9.5 billion           9          $2.6 billion

JAY MIDDLETON           Registered Investment          6         $148.3 million          0                0
                              Companies

                       Other Pooled Investment        10         $942.8 million          2         $214.9 million
                               Vehicles

                            Other Accounts            64          $9.5 billion           9          $2.6 billion

STEPHEN MARVIN          Registered Investment          6         $148.3 million          0                0
                              Companies

                       Other Pooled Investment        10         $942.8 million          2         $214.9 million
                               Vehicles

                            Other Accounts            64          $9.5 billion           9          $2.6 billion

PORTER SCHUTT           Registered Investment          6         $148.3 million          0                0
                           Companies

                       Other Pooled Investment        10         $942.8 million          2         $214.9 million
                               Vehicles

                            Other Accounts            64          $9.5 billion           9          $2.6 billion




M&P has reviewed a number of potential conflicts of interest that it may have in the management of this account, which are discussed below. M&P believes that it has taken appropriate steps to prevent any of the potential conflicts from turning into an actual conflict.

M&P has reviewed a number of actual or potential conflicts of interest that it may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where M&P has a greater financial incentive, such as a performance fee account. M&P has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients.

M&P is not a subsidiary of a larger organization. Its only business activities are the management of assets in its clients' accounts and for the accounts of certain commingled investment entities, the sale of interests in such commingled investment entities and providing advice on the management of client accounts through the provision of model portfolios.

Portfolio Managers are compensated and motivated through salary, stock ownership and bonuses. M&P's salaries are competitive with those of our industry peers. M&P stock must be purchased by their professionals rather than being granted to them. Bonuses are based on the performance of client portfolios, the individual's contribution to M&P, M&P's financial performance and the professional's investment performance versus competitive peer universes. All of M&P's portfolio managers are equity owners of M&P. M&P believes that these incentives align our professionals' interests with those of our clients with respect to superior performance, effective client service, stability of the investment management team and continuity of M&P ownership.

As of June 30, 2007, David Marvin, Jay Middleton, Stephen Marvin and Porter Schutt did not own shares of the AFBA 5Star High Yield and AFBA 5Star USA Global Funds.

FINANCIAL COUNSELORS, INC.

FCI manages the entire AFBA 5Star High Yield portfolio and the fixed-income investments of the AFBA 5Star Balanced portfolio. The investment team managing the portfolios is comprised of Gary B. Cloud and Peter G. Greig, who are both primarily responsible for the day-to-day management of the portfolios. The table below includes details regarding the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of June 30, 2007.



                                                                                     NUMBER OF     TOTAL ASSETS IN
                                                                                  ACCOUNTS WHERE   ACCOUNTS WHERE
                                                                                  MANAGER FEE IS   MANAGER FEE IS
        NAME OF                ACCOUNT             NUMBER OF     TOTAL ASSETS IN BASED ON ACCOUNT BASED ON ACCOUNT
  PORTFOLIO MANAGER            CATEGORY            ACCOUNTS         ACCOUNTS        PERFORMANCE      PERFORMANCE

    PETER G. GREIG     Registered Investment         1          $13.8 million          0                 $0
                             Companies

                      Other Pooled Investment        0               $0                0                 $0
                              Vehicles

                           Other Accounts          704(1)     $660.7(2) million        0                 $0

    GARY B. CLOUD      Registered Investment         1          $13.8 million          0                 $0
                             Companies

                      Other Pooled Investment        0               $0                0                 $0
                              Vehicles

                           Other Accounts          711(1)     $775.8(2) million        0                 $0



----------
(1)  685 accounts are co-managed by Peter G. Creig and Gary B. Cloud
(2) Co-managed accounts total $298.1 million, which is represented under both Peter G. Creig and Gary B. Cloud

With respect to potential conflicts of interest, to the extent that a fund managed by FCI and another client of FCI seek to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, a fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. FCI maintains a detailed trading policy manual designed to address these conflicts of interest, as well as a code of ethics which is designed to address conflicts of interest that may arise from the personal trading of FCI's employees.

Each portfolio manager is compensated for his services by FCI. Each portfolio manager's compensation consists of a fixed base salary, a performance-based bonus, and the right to participate in FCI's profit sharing and 401(k) plan. Each portfolio manager is eligible to receive an annual bonus from FCI. The annual bonus is calculated as follows: 50% based on client retention and 50% based on the performance of FCI's fixed income composites compared to the appropriate Lehman Brothers Indices. Performance is calculated for the prior calendar year on a pre-tax basis.

As of June 30, 2007, Peter G. Greig and Barry B. Cloud did not own shares of the AFBA 5Star High Yield and AFBA 5Star Balanced Funds.

THE LONDON COMPANY

The London Co. manages the equity investments of the AFBA 5Star Balanced portfolio and approximately 20% of the AFBA 5Star Small Cap portfolio. The investment team managing the portfolios is comprised of Stephen M. Goddard and Jonathan T. Moody, who both are primarily responsible for the day-to-day management of the portfolios. The table below includes details regarding the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of June 30, 2007.



                                                                                     NUMBER OF     TOTAL ASSETS IN
                                                                                  ACCOUNTS WHERE   ACCOUNTS WHERE
                                                                                  MANAGER FEE IS   MANAGER FEE IS
        NAME OF                ACCOUNT             NUMBER OF     TOTAL ASSETS IN BASED ON ACCOUNT BASED ON ACCOUNT
  PORTFOLIO MANAGER            CATEGORY            ACCOUNTS         ACCOUNTS        PERFORMANCE      PERFORMANCE

STEPHEN M. GODDARD      Registered Investment          0               $0                0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts            90          $431 million           2               $0

JONATHAN T. MOODY       Registered Investment          0               $0                0               $0
                              Companies


                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts             8          $212 million           0               $0


The Fund investments and the investments of other accounts managed by the London Co. are not likely to experience any material conflict of interest. The London Co. employs a trade rotation policy to ensure that all accounts managed by the London Co. are handled in a fair and equitable manner by each portfolio manager. The London Co. also maintains a detailed compliance manual designed to address any potential conflicts of interest, as well as a code of ethics which is designed to address conflicts of interest that may arise from the personal trading of the London Co.'s employees.

The London Co. provides compensation that attracts high-caliber professionals. Employees receive an annual salary plus a year end bonus based on stock and portfolio performance, as well as overall contribution to the London Co. No specific benchmark is used to determine the amount of bonuses paid to employees. Bonuses are measured using a general assessment of stock and portfolio performance compared to the S&P 500, Russell 1000 and Russell 2000 Indices relative to the market capitalization, stock sector and objective of the portfolios being managed.

As of June 30, 2007, Stephen M. Goddard and Jonathan T. Moody did not own shares of the AFBA 5Star Balanced and AFBA 5Star Small Cap Funds.

TRENDSTAR ADVISORS, LLC

TrendStar manages the entire AFBA 5Star Science & Technology portfolio and approximately 40% of the AFBA 5Star Small Cap portfolio. The investment team managing the portfolios is comprised of Thomas W. Laming and James R. McBride, who are primarily responsible for the day-to-day management of the portfolios. The table below includes details regarding the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of June 30, 2007.



                                                                                     NUMBER OF     TOTAL ASSETS IN
                                                                                  ACCOUNTS WHERE   ACCOUNTS WHERE
                                                                                  MANAGER FEE IS   MANAGER FEE IS
        NAME OF                ACCOUNT             NUMBER OF     TOTAL ASSETS IN BASED ON ACCOUNT BASED ON ACCOUNT
  PORTFOLIO MANAGER            CATEGORY            ACCOUNTS         ACCOUNTS        PERFORMANCE      PERFORMANCE

THOMAS W. LAMING        Registered Investment          2          $263 million           0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts            37           $94 million           0               $0

JAMES R. MCBRIDE        Registered Investment          2          $263 million           0               $0
                              Companies


                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts            37           $94 million           0               $0



Because TrendStar manages multiple accounts with similar objectives it relies on a trade aggregation policy designed to avoid conflict between different accounts. TrendStar will normally engage in aggregated trading of portfolio securities involving multiple clients whenever such clients have substantially similar investment objectives, hold the same portfolio security that is subject to the trade aggregation, and would each individually benefit from participating in the trade aggregation. The purpose of aggregating trades is to achieve economies of scale, obtain best possible execution and avoid favoritism in effecting transactions for the benefit of multiple client accounts having similar trading requirements.

The associates of TrendStar, and thus the portfolio managers, are not allowed to trade in equity securities for their own accounts, so the bulk of their assets are invested in mutual funds that they manage. For example, all equity investments of Thomas Laming are invested in the mutual funds managed by TrendStar. Mr. Laming's only other investments are in money market funds and treasury bills. Approximately 90% of his invested assets are in mutual funds managed by TrendStar.

Portfolio managers, Thomas Laming and James McBride, are co-founders and equity partners of TrendStar. They share, along with other partners, in the profits of TrendStar. Compensation cannot therefore, be tied directly to specific fund performance, but is ultimately tied to TrendStar's success in portfolio management.

As of June 30, 2007, Thomas W. Laming and James R. McBride did not own shares of the AFBA 5Star Science and Technology and AFBA 5Star Small Cap Funds.

BJURMAN, BARRY & ASSOCIATES

Bjurman manages approximately 40% of the AFBA 5Star Small Cap portfolio. The investment team managing the portfolio is comprised of Stephen W. Shipman, O. Thomas Barry III, G. Andrew Bjurman, Patrick T. Bradford and Roberto P. Wu who are primarily responsible for the day-to-day management of the portfolio. The table below includes details regarding the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of June 30, 2007.


                                                                                     NUMBER OF     TOTAL ASSETS IN
                                                                                  ACCOUNTS WHERE   ACCOUNTS WHERE
                                                                                  MANAGER FEE IS   MANAGER FEE IS
        NAME OF                ACCOUNT             NUMBER OF     TOTAL ASSETS IN BASED ON ACCOUNT BASED ON ACCOUNT
  PORTFOLIO MANAGER            CATEGORY            ACCOUNTS         ACCOUNTS        PERFORMANCE      PERFORMANCE


STEPHEN W. SHIPMAN      Registered Investment        1(1)       $85.4 million(2)         0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts            46         $132.1 million        12(3)           $8.9(3)

O. THOMAS BARRY III     Registered Investment        5(1)       $571.3 million(2)        0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts            19         $180.6 million          0               $0

G. ANDREW BJURMAN       Registered Investment          0               $0                0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts            17         $132.8 million          0               $0

PATRICK T. BRADFORD     Registered Investment          1          $6.2 million           0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts             0               $0                0               $0

ROBERTO P. WU           Registered Investment          0               $0                0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts             3           $3 million            0               $0


----------
(1)  One account is co-managed by O. Thomas Barry III and Stephen W. Shipman.
(2) Co-managed account totals $71.4 million, which is represented under both O. Thomas Barry III and Stephen W. Shipman
(3) Stephen W. Shipman is responsible for the implementation and monitoring of the Small Cap Absolute Return Strategy (SCAR) accounts. The Small Cap Absolute Return Strategy may be subject to a performance fee in addition to the annual management fee. The performance fee is calculated as follows:
     End of Year Balance - Beginning of Year Balance -Incurred Management Fee plus Adjustments for Additions or Withdrawals x .20.

Bjurman manages other accounts that may have a long-only, diversified investment focus similar to one of its managed funds. The management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, Bjurman also manages a specialized investment strategy, the Small Cap Absolute Return Strategy, where the advisory fee may be subject to a performance fee in addition to the annual management fee. This investment strategy is substantively different than the diversified portfolio strategies generally employed by Bjurman, and includes the use of short sales of Exchange Traded Funds ("ETFs)" and the execution of a separate and distinct selling discipline. The portfolios of these differing investment strategies may own the same security. A conflict of interest could arise between an account Bjurman manages that may have a performance based fee and the Fund. Bjurman endeavors at all times to manage all accounts in a fair and equitable manner by maintaining policies and procedures relating to allocation and brokerage practices. Bjurman seeks to manage mutual funds, separate accounts, wrap accounts and sub-advised accounts so as not to exceed its ability to actively and proficiently manage all accounts. In addition, Bjurman maintains a code of ethics, which, among other things, is designed to address conflicts of interest that may arise from the personal trading of Bjurman's employees.

Bjurman compensates its investment professionals with a fixed salary, year-end profit sharing, bonus and account retention commissions. Bonuses are determined using subjective decisions by management based upon a number of factors, including term of employment, level of demonstrated effort and attitude. Account retention commissions are a specific percentage of the account fees paid to the portfolio account manager while the manager and account are still with Bjurman. Bjurman's investment professionals may also receive an incentive bonus based upon an account's performance, including the performance of the Fund. Incentive bonuses are paid as a specific percentage of the account fees when that account's pre-tax annual returns are in the top quartile of the returns achieved by other managers having the same investment objective as the managed account. They are calculated using the top 25% of the universe provided by Effron-PSN for that investment style.

As of June 30, 2007, Stephen W. Shipman, O. Thomas Barry III, G. Andrew Bjurman, Patrick T. Bradford and Roberto P. Wu did not own shares of the AFBA 5Star Small Cap Fund.

ADMINISTRATION AND ACCOUNTING SERVICES. Under a separate Administration and Accounting Services Agreement, PFPC Inc., ("PFPC") 301 Bellevue Parkway, Wilmington, Delaware 19809 performs certain administrative and accounting services for the Funds. These services include preparing shareholder reports, providing statistical data and preparing and filing federal and state tax returns on behalf of the Funds. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Funds. The accounting services performed by PFPC include determining the net asset value ("NAV") per share of each Fund and maintaining records relating to the securities transactions of each Fund. The Administration and Accounting Services Agreement provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreement. For the fiscal years ended March 31, 2005, 2006 and 2007 PFPC received $804,101, $811,366 and $675,000 respectively, from the Funds for administration and accounting services.


ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Funds' financial statements are audited by an Independent Registered Public Accounting Firm approved by the Board each year. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, currently serves as the Funds' Independent Registered Public Accountants.


CUSTODIAN. PFPC Trust Company, 8800 Tinicum Boulevard, 4th Floor, Philadelphia, PA 19153, serves as the Funds' custodian.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, PA 19406, serves as the Funds' transfer agent.


COUNSEL. The law firm of Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as legal counsel to the Company and Independent Legal Counsel to the Independent Directors.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN


Pursuant to an Underwriting Agreement (the "Underwriting Agreement"), PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406, serves as the Underwriter of the Funds' shares. The Underwriting Agreement grants the Underwriter the right to sell shares of the Funds as agent for the Funds. Shares of the Funds are offered continuously.

Under the terms of the Underwriting Agreement, the Underwriter agrees to use all reasonable efforts to secure purchasers for shares of the Funds and may choose to pay expenses of printing and distributing Prospectuses, SAIs and reports prepared for use in connection with the sale of the Funds' shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Funds' Distribution Plan for its Class B Shares (the "Class B Plan"), Class C Shares (the "Class C Plan"), and Class R Shares (the "Class R Plan"), each of which has been adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Rule 12b-1 Plans"). The Underwriter receives no Rule 12b-1 fees in connection with the sale of Class I Shares or the Class A Shares of the Funds, but may retain a portion of the front-end sales charges of the Class A Shares.

The Underwriting Agreement provides that the Underwriter, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under such agreement, will not be liable to any of the Funds or their shareholders for losses arising in connection with the sale of shares of the Funds.


The Underwriting Agreement became effective as of January 1, 2001 and continued in effect for a period of two years. Thereafter, the Underwriting Agreement has continued in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Directors, including a majority of the Independent Directors.

The Underwriting Agreement terminates automatically in the event of an assignment, and is terminable without payment of any penalty with respect to a Fund (i) by vote of a majority of the Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Funds or any agreements related to such plan, or by vote of a majority of the outstanding voting securities of the applicable Fund on sixty (60) days' written notice to the Underwriter; or (ii) by the Underwriter on sixty (60) days' written notice to the Company.

The Underwriter will be compensated for distribution services according to the Rule 12b-1 Plans, regardless of the expenses the Underwriter incurred for its services. The Rule 12b-1 Plans provide that the Underwriter will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of Prospectuses to prospective shareholders. Additionally, the Underwriter may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Underwriter and other financial institutions for distribution and shareholder servicing activities. The Underwriter has entered into an agreement with AFBA Five Star Securities Company ("AFBA Securities"), an affiliate of the Funds' Manager, through which AFBA Securities serves as sub-underwriter of the Funds' shares. As sub-underwriter, AFBA Securities will pay selling broker-dealers commissions promptly after the sale of Class B and Class C Shares in exchange for the payment by the Underwriter of the distribution fees, contingent deferred sales charge ("CDSC") and service fees it receives with respect to those shares. Amounts payable under the Rule 12b-1 Plans can exceed distribution or shareholder servicing expenses actually incurred by the Underwriter.

The Class B Plan further provides that monthly payments shall be made in the amount of 0.75% per annum of the Class B Shares' average daily net assets (or such lesser amount as may be established by a majority of the Board, including a majority of the non-interested Directors) as compensation for the Underwriters role in the distribution of a Fund's Class B Shares. The Class C Plan provides that monthly payments shall be made in the amount of 0.75% per annum of the average daily net assets of a Fund's Class C Shares (or such lesser amount as may be established by a majority of the Board, including a majority of the non-interested Directors) as compensation for the Underwriter's role in the distribution of a Fund's Class C Shares. The Company shall pay to the Underwriter or others a fee in the amount of 0.35% per annum of the average daily net assets of the Company attributable to each Fund's Class R Shares (or such lesser amount as may be established from time to time by a majority of the Board, including a majority of the non-interested Directors) for advertising, marketing and distributing each Fund's Class R Shares. Such fee shall be payable at the direction of the Manager from the assets attributable to the Class R Shares of such Fund and shall be paid in monthly installments promptly after the last day of each calendar month.

Under the Class B Distribution Plan, total payments by Funds for the fiscal year ended March 31, 2007, were:


------------------------- ------------- ----------- ------------ ------------ ---------------------------------------

                          Mid Cap       Small Cap   Large Cap    USA Global   Balanced Fund  High        Science &
                          Value Fund    Fund        Value Fund   Fund                        Yield Fund  Technology
                                                                                                         Fund

------------------------- ------------- ----------- ------------ ------------ ---------------------------------------
Advertising                          0           0            0            0              0           0            0
------------------------- ------------- ----------- ------------ ------------ ---------------------------------------

Printing and mailing                 0           0            0            0              0           0            0
Prospectuses other than
to current shareholders

------------------------- ------------- ----------- ------------ ------------ ---------------------------------------
Payments withheld by                 0           0            0            0              0           0            0
the underwriter
------------------------- ------------- ----------- ------------ ------------ ---------------------------------------
Payments to                          0           0            0            0              0           0            0
broker-dealers
------------------------- ------------- ----------- ------------ ------------ ---------------------------------------

Payments to                   2,518.31   24,278.22       647.96       450.56      11,532.01   16,207.44       717.94
sub-underwriter

------------------------- ------------- ----------- ------------ ------------ ---------------------------------------

Total                         2,518.31   24,278.22       647.96       450.56      11,532.01   16,207.44       717.94

------------------------- ------------- ----------- ------------ ------------ ---------------------------------------


Under the Class C Distribution Plan, total payments by Funds for the fiscal year ended March 31, 2007, were:


-------------------------- ------------ -------------------------------------------------------------------------------

                           Mid Cap      Small Cap    Large Cap    USA Global   Balanced Fund  High Yield   Science &
                           Value Fund   Fund         Value Fund   Fund                        Fund         Technology
                                                                                                           Fund

-------------------------- ------------ -----------------------------------------------------------------------------
Advertising                          0           0            0            0              0           0            0
-------------------------- ------------ -----------------------------------------------------------------------------

Printing and mailing                 0           0            0            0              0           0            0
Prospectuses other than
to current shareholders

-------------------------- ------------ -----------------------------------------------------------------------------
Payments withheld by the             0           0            0            0              0           0            0
underwriter
-------------------------- ------------ -----------------------------------------------------------------------------

Payments to                  26,999.62  105,616.33     1,899.44     6,641.70      62,373.89   20,032.66     7,006.10
broker-dealers

-------------------------- ------------ -----------------------------------------------------------------------------

Payments to                  14,403.12   48,437.27       635.67       723.58      30,849.44    1,116.63     3,977.43
sub-underwriter

-------------------------- ------------ -----------------------------------------------------------------------------

Total                        41,402.74  154,053.60     2,535.11     7,365.28      93,223.33   21,149.29    10,983.53

-------------------------- ------------ -----------------------------------------------------------------------------

Under the Class R Distribution Plan, total payments by Funds for the fiscal year ended March 31, 2007, were:


------------------------ ------------- ------------ ------------ ------------ ---------------------------------------

                         Mid Cap       Small Cap    Large Cap    USA Global   Balanced Fund  High        Science &
                         Value Fund    Fund         Value Fund   Fund                        Yield Fund  Technology
                                                                                                         Fund

------------------------ ------------- ------------ ------------ ------------ ---------------------------------------
Advertising                         0            0            0            0              0           0            0
------------------------ ------------- ------------ ------------ ------------ ---------------------------------------

Printing and mailing                0            0            0            0              0           0            0
Prospectuses other
than to current
shareholders

------------------------ ------------- ------------ ------------ ------------ ---------------------------------------
Payments withheld by                0            0            0            0              0           0            0
the underwriter
------------------------ ------------- ------------ ------------ ------------ ---------------------------------------

Payments to                         0         1.27            0            0          16.42           0            0
broker-dealers

------------------------ ------------- ------------ ------------ ------------ ---------------------------------------

Payments to                      0.67        11.50            0            0              0           0            0
sub-underwriter

------------------------ ------------- ------------ ------------ ------------ ---------------------------------------

Total                            0.67        12.77            0            0          16.42           0            0

------------------------ ------------- ------------ ------------ ------------ ---------------------------------------

ADDITIONAL PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the commissions that may be paid to dealers and financial intermediaries by the Funds as described above, the Manager may also make additional payments out of its own assets to dealers or financial intermediaries in connection with the sale, distribution, retention and/or servicing of Fund shares, which may include payments for marketing support, program servicing, processing support or other payments to financial intermediaries that sell or arrange for the sale of Fund shares. Such compensation also may be provided by the Manager to financial intermediaries to enable the Manager to participate in and/or present at conferences or seminars, sales or training programs and/or other sponsored events. These additional payments by the Manager may be based on current assets, gross sales, the Fund's advisory fees or other measures, as determined from time to time by the Manager. The Manager may make certain of these payments to dealers or financial intermediaries with a meaningful business relationship with the Funds. As of the date of this SAI, the Manager may pay a more substantial amount of additional cash payments to the following firms in connection with the sale of Fund shares: Raymond James, Charles Schwab, Pershing and Fidelity Investments. You should consult your dealer or financial intermediary for more details about any such payment it receives.

SHAREHOLDER SERVICE PLAN

In addition, the Board (including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan) has adopted a Shareholder Service Plan pursuant to Rule 12b-1 with respect to the Class A, Class B, Class C and Class R Shares of the Funds. Under the Shareholder Service Plan, the Company, on behalf of each Fund, or its authorized agents (Manager or Underwriter) are authorized to enter into shareholder service agreements with financial institutions and other persons who provide certain shareholder and administrative services to shareholders of the Funds (the "Shareholder Service Providers"). Pursuant to the Shareholder Service Plan, the Funds shall pay the Shareholder Service Providers a monthly fee not to exceed per annum 0.25% of average daily net assets for the Class A, Class B and Class C Shares, and 0.15% for the Class R Shares of each Fund with which the Service Provider maintains a service relationship.


From time to time, the Manager may make payments to third parties out of its own resources, including payments of fees for shareholder servicing and transfer agency functions. If such payments are deemed to be indirect financing of an activity primarily intended to result in the sale of Class B, Class C or Class R Shares of a Fund within the context of Rule 12b-1 under the 1940 Act, such payments shall be deemed to be authorized by the Rule 12b-1 Plan. A Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Class B Plan, Class C Plan or the Class R Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

Each Rule 12b-1 Plan and each agreement entered into pursuant to the Rule 12b-1 Plan may be terminated as to any Fund at any time, without penalty, by vote of a majority of the outstanding shares of the applicable class of such Fund, or by vote of a majority of the Company's non-interested Directors, on not more than sixty (60) days' written notice.

Under the Shareholder Service Plans, the total payments by Funds for the fiscal year ended March 31, 2007, were:


---------------------- ------------- ------------- ------------- ------------ ----------------------------- -------------

                       Mid Cap       Small Cap     Large Cap     USA Global   Balanced      High Yield      Science &
                       Value Fund    Fund          Value Fund    Fund         Fund          Fund            Technology
                                                                                                            Fund

---------------------- ------------- ------------- ------------- ------------ ----------------------------- -------------

Class A                   34,181.34    469,739.89      1,140.13     3,710.02     46,225.35       12,649.20      4,905.55

---------------------- ------------- ------------- ------------- ------------ ----------------------------- -------------

Class B                      819.54      8,091.28        215.99       148.38      3,842.46        5,402.46        238.54

---------------------- ------------- ------------- ------------- ------------ ----------------------------- -------------

Class C                   13,800.78     51,351.29        845.00     2,455.07     31,074.36        7,049.64      3,661.24

---------------------- ------------- ------------- ------------- ------------ ----------------------------- -------------

Class R                        1.54         29.79             0            0         38.33               0             0

---------------------- ------------- ------------- ------------- ------------ ----------------------------- -------------

Total                     48,803.20    529,212.25      2,201.12     6,313.47     81,180.50       25,101.30      8,805.33

---------------------- ------------- ------------- ------------- ------------ ----------------------------- -------------

FRONT-END SALES CHARGES. When purchasing Class A Shares, a sales charge will be incurred at the time of purchase (a "front-end load") based on the dollar amount of the purchase. The maximum initial sales charge is 5.50% (3.75% for the High Yield Fund), which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege or letter of intent described under "Sales Charge Reductions and Waiver" in the Class A, B, and C Prospectus. Although purchases of $1,000,000 or more may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase.


Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the Underwriter and may be used either to promote the sale of each Fund's shares or to compensate the Underwriter for its efforts to sell the Class A Shares of each Fund.

AFBA 5STAR MID CAP VALUE FUND
AFBA 5STAR SMALL CAP FUND
AFBA 5STAR LARGE CAP FUND
AFBA 5STAR USA GLOBAL FUND
AFBA 5STAR BALANCED FUND
AFBA 5STAR SCIENCE & TECHNOLOGY FUND


------------------------------- ------------------------ ------------------------- ---------------------------
       YOUR INVESTMENT           INITIAL SALES CHARGE    INITIAL SALES CHARGE AS       DEALER REALLOWANCE
                                  AS A PERCENTAGE OF       A PERCENTAGE OF YOUR        AS A PERCENTAGE OF
                                    OFFERING PRICE              INVESTMENT               OFFERING PRICE
------------------------------- ------------------------ ------------------------- ---------------------------
$50,000 and less                         5.50%                    5.82%                      5.00%
$50,000 up to $150,000                   4.50%                    4.71%                      3.75%
$150,000 up to $250,000                  3.50%                    3.63%                      2.75%
$250,000 up to $500,000                  2.50%                    2.56%                      2.00%
$500,000 up to $1,000,000                2.00%                    2.04%                      1.50%
Over $1,000,000                          0.00%                    0.00%                      0.00%

AFBA 5STAR HIGH YIELD FUND
------------------------------- ------------------------ ------------------------- ---------------------------
                                                                                       DEALER REALLOWANCE
                                  AS A PERCENTAGE OF     AS A PERCENTAGE OF YOUR       AS A PERCENTAGE OF
       YOUR INVESTMENT              OFFERING PRICE              INVESTMENT               OFFERING PRICE
------------------------------- ------------------------ ------------------------- ---------------------------
$50,000 and less                         3.75%                    3.90%                      3.25%
$50,000 up to $150,000                   3.00%                    3.09%                      2.50%
$150,000 up to $250,000                  2.25%                    2.30%                      1.75%
$250,000 up to $500,000                  1.50%                    1.52%                      1.25%
$500,000 up to $1,000,000                1.00%                    1.01%                      0.75%
Over $1,000,000                          0.00%                    0.00%                      0.00%

The table below shows the aggregate sales charges received by the Underwriter and the amounts retained by the Underwriter for the past three fiscal years for shares of each class of shares for each Fund:


----------------------------------- -------------------------- --------------------------- --------------------------

                                      FOR THE FISCAL YEAR      FOR THE FISCAL YEAR ENDED     FOR THE FISCAL YEAR
                                      ENDED MARCH 31, 2005           MARCH 31, 2006          ENDED MARCH 31, 2007

----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
NAME OF FUND                          Amount        Amount        Amount        Amount       Amount        Amount
                                     Received      Retained      Received      Retained     Received      Retained
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------

AFBA Mid Cap Value Fund                 $26,245        $2,975       $23,825        $2,847      $14,222        $1,380

----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------

AFBA 5Star Small Cap Fund              $330,362       $39,130      $143,696       $17,782     $158,531       $17,337

----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------

AFBA 5Star Large Cap Fund                $2,398          $253        $4,400          $831         $863           $79

----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------

AFBA 5Star USA Global Fund              $15,141        $1,501        $2,044          $223       $4,613          $563

----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------

AFBA 5Star Balanced Fund               $134,476       $16,457       $97,926       $11,856     $182,794       $22,558

----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------

AFBA 5Star High Yield Fund              $26,298        $3,973          $875          $162       $1,177          $152

----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------

AFBA 5Star Science & Technology         $12,587        $1,174       $14,717        $2,422      $25,929        $2,500
Fund

----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------

                    BROKERAGE ALLOCATION AND OTHER PRACTICES


During the fiscal year ended March 31, 2007, decisions to buy and sell securities for the Funds were made by KCM, the former sole sub-adviser to the Funds. As of July 16, 2007, the Funds' current Sub-Advisers decide whether or not to buy or sell securities on behalf of the Funds they manage. The portfolio managers of the Funds are generally responsible for implementing and supervising these decisions, including allocation of portfolio brokerage and principal business and the negotiation of commissions and/or price of the securities. In instances where securities are purchased on a commission basis, the Funds will seek competitive and reasonable commission rates based on circumstances of the trade involved and to the extent that they do not detract from the quality of the execution. Following is information on the amount of brokerage commissions paid by each Fund during the last three fiscal years:

NAME OF FUND                                        FISCAL YEAR ENDED     FISCAL YEAR ENDED     FISCAL YEAR ENDED
------------                                        ------------------    ------------------    ------------------
                                                      MARCH 31, 2005        MARCH 31, 2006        MARCH 31, 2007
                                                      --------------        --------------        --------------
AFBA Mid Cap Value Fund                                    $12,884               $22,459               $27,452
AFBA 5Star Small Cap Fund                                 $280,019              $235,009              $165,174
AFBA 5Star Large Cap Fund                                  $15,030               $25,104               $14,424
AFBA 5Star USA Global Fund                                 $46,300               $30,365               $38,699
AFBA 5Star Balanced Fund                                    $5,918                $5,198               $26,691
AFBA 5Star High Yield Fund                                  $6,818                $6,178                $1,284
AFBA 5Star Science & Technology Fund                       $12,150               $13,515               $18,451

The level of brokerage commissions generated by a Fund is directly related to the number and size of buy and sell transactions into which the Fund enters. The frequency and size of these transactions are affected by various factors such as cash flows into and out of the Fund, the Sub-Advisers' interpretation of the market or economic environment, etc. The Funds, in purchasing and selling portfolio securities, will seek best execution consistent with the circumstances that exist at the time. The Funds do not intend to solicit competitive bids on each transaction.

The Funds believe it is in their best interest to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates. Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the respective Fund, when acting on its behalf, as well as for any research or other services provided to the respective Fund. The Funds may execute a substantial portion of the portfolio transactions through brokerage firms that are members of the New York Stock Exchange (the "Exchange") or through other major securities exchanges. When buying securities in the over-the-counter market, the Funds will select a broker-dealer who maintains a primary market for the security unless it appears that better execution may be obtained elsewhere.

The Funds have adopted a Directed Brokerage Policy that prohibits the Manager and the Funds' current Sub-Advisers from considering the sale of Fund shares as a factor in the selection of brokers-dealers to execute portfolio transactions. However, the Directed Brokerage Policy allows the Manager and the Funds' Sub-Advisers to place portfolio orders with qualified broker-dealers who recommend the Funds to their clients, or who act as agent in the purchase of the Funds' shares for their clients so long as certain safeguards are met.

Research and brokerage services furnished by broker-dealers and others may be useful to the Funds' Sub-Advisers in serving the Funds as well as other clients. Similarly, the Funds may benefit from research and brokerage services obtained by the Sub-Advisers from the placement of portfolio brokerage of other clients. The Funds may pay a higher rate of commission to brokers-dealers who provide research or brokerage services to the Manager or Sub-Advisers within the principles set out in Section 28(e) of the Securities Exchange Act of 1934 when it appears that this would be in the best interests of the shareholders.

Research and brokerage services provided by brokers-dealers include advice, either directly or through publications or writings, as to: the value of securities; the advisability of purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic political and legal factors and trends and portfolio strategy. In some cases, research and brokerage services are generated by third parties but are provided to the Manager or Sub-Advisers by or through a broker-dealer. No commitment is made to any broker-dealer with regard to placing of orders for the purchase or sale of Fund portfolio securities, and no specific formula is used in placing such business. Allocation is reviewed regularly by the Board and the Manager.

The table below indicates the total amount of brokerage commissions paid by each Fund to broker-dealers who provided research services for the Funds and total related portfolio transactions for the fiscal year ended March 31, 2007.

     NAME OF FUND                                       COMMISSIONS             TRANSACTIONS
     ------------                                       -----------             ------------
     AFBA Mid Cap Value Fund                              $27,452                $21,568,523
     AFBA 5Star Small Cap Fund                           $165,174                $98,164,480
     AFBA 5Star Large Cap Fund                            $14,424                $10,462,203
     AFBA 5Star USA Global Fund                           $38,699                $26,426,344
     AFBA 5Star Balanced Fund                             $26,691                $32,904,449
     AFBA 5Star High Yield Fund                            $1,284                   $958,434
     AFBA 5Star Science & Technology Fund                 $18,451                $12,166,024

Certain Funds own securities of their regular broker-dealers. As of the fiscal year ended March 31, 2007, the Funds owned the following dollar amounts of securities of each Fund's regular broker-dealers:

     NAME OF FUND                          REGULAR BROKER-DEALERS                    AMOUNT
     ------------                          ----------------------                    ------
     AFBA Mid Cap Value Fund               A. G. Edwards, Inc.                      $678,000
     AFBA 5Star Large Cap Fund             Goldman Sachs Group, Inc.                $351,000
     AFBA 5Star Balanced Fund              Citigroup, Inc.                        $2,310,000
                                           JPMorgan Chase & Co.                     $484,000


Except as noted above, none of the Funds owned any securities of their regular broker-dealers as of the end of the last fiscal year.


When the Sub-Advisers, in their fiduciary duty, believe it to be in the best interest of the shareholders, the Funds may join with other clients of the Sub-Advisers in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed among the Funds and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

                       CAPITAL STOCK AND OTHER SECURITIES

The Company issues its capital stock in seven separate series (each is in effect, a separate Fund), and each series in turn issues shares of five separate classes of shares: Class A, Class B, Class C, Class I and Class R. The shares of each class of each Fund, when issued and paid for in accordance with its Prospectus, will be legally outstanding, fully paid and non-assessable.


The separate classes of shares of a Fund each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class B, Class C and Class R Shares bear Rule 12b-1 distribution fees of 0.75%, 0.75%, and 0.35% of the average net assets of the respective Class B, Class C and Class R Shares and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the Rule 12b-1 fee may be paid. Classes A, B and C bear a shareholder service fee of 0.25% of the average net assets of the class. Class R Shares bear a shareholder service fee of 0.15% of the average net assets of the class. The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 fees. Certain expenses can vary from class to class; accordingly, the NAV of Class A, Class B, Class C and Class R Shares will be reduced by such amount to the extent a Fund has undistributed net income.


Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights which means that the holders of 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Directors, do not have preemptive or subscription rights and are not transferable. Each Fund and class takes separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Company will not hold annual meetings except as required by the 1940 Act and other applicable laws. Under Maryland law, a special meeting of shareholders of the Company must be held if the Company receives the written request for a meeting from the shareholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting.

The Company has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the shareholders entitled to vote at the meeting.

                          PURCHASING AND SELLING SHARES


PURCHASES. The Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. We cannot process transaction requests that are not completed properly as described in the Prospectuses. If you use the services of any other broker-dealer to purchase or redeem shares of a Fund, that broker-dealer may charge you a fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the NAV per share next effective after the order is accepted by the Fund.


BY MAIL: You, a retirement plan administrator, or your financial intermediary may purchase shares by sending a check drawn on a U.S. bank payable to AFBA 5Star Fund, along with a completed application. If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in the transaction. Send the check and application to:

     REGULAR MAIL:                           OVERNIGHT MAIL:
     -------------                           ---------------
     AFBA 5Star Fund, Inc.                   AFBA 5Star Fund, Inc.
     c/o PFPC Inc.                           c/o PFPC Inc.
     P.O. Box 9779                           101 Sabin Street
     Providence, RI 02940                    Pawtucket, RI  02860-1427

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (888) 578-2733 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ANNUAL STATEMENTS. Each investment is confirmed by a year-to-date statement which provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account that provides necessary tax information. A duplicate copy of a past annual statement is available from PFPC, at its cost, subject to a minimum charge of $5 per account, per year requested.

The Funds reserve the right in their sole discretion to withdraw all or any part of the offering made by the Prospectuses or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Funds and their shareholders.

SALES (REDEMPTIONS). The Company will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Company cannot process transaction requests that are not complete and in good order. The Company must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued.

You, a retirement plan administrator, or financial intermediary may sell your shares on any Business Day as described below. A Business Day is any day that both the Exchange and PFPC, the Transfer Agent, are open for business. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. It is the responsibility of your financial intermediary to transmit redemption orders and credit your account with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. In certain circumstances, the Fund may pay redemption proceeds in the form of portfolio securities owned by the Fund. The portfolio securities distributed to you would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


Effective January 3, 2007, Class B Shares of the Funds are no longer offered to investors who open new accounts. Investors with existing accounts who hold Class B Shares are still eligible to purchase additional Class B Shares in those accounts.

BY MAIL: If shares are redeemed by mail, a signature guarantee is required for written redemption requests of $25,000 or more. A signature guarantee verifies the authenticity of your signature. When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker-dealer, clearing agency, savings association, or other financial institution, which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions, which are not participating in one of these programs will not be accepted. YOU CAN OBTAIN ONE FROM MOST BANKING INSTITUTIONS OR SECURITIES BROKERS, BUT NOT FROM A NOTARY PUBLIC. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:


REGULAR MAIL:                           OVERNIGHT MAIL:
-------------                           --------------
AFBA 5Star Fund, Inc.                   AFBA 5Star Fund, Inc.
c/o PFPC Inc.                           c/o PFPC Inc.
P.O. Box 9779                           101 Sabin Street
Providence, RI  02940                   Pawtucket, RI  02860-1427

BY TELEPHONE: If you are invested in Class A, B, C or I Shares and prefer to redeem your shares by telephone you may elect to do so, however, there are certain risks. Each Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.


BY WIRE: Redemption proceeds may be wired to a pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more for Class A, Class B, Class C or Class I Shares or in any amount for Class R Shares. A $10.00 fee will be deducted. The receiving bank may charge a fee for this service. Proceeds may also be mailed to a bank or, for amounts of $10,000 or less, mailed to the Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to the Fund account address of record, complete the appropriate section of the Application or include the Fund account address of record when written instructions are submitted. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation may be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the shares.


REDEMPTION FEE. The Funds charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange). The redemption fee is calculated as a percentage of the NAV of such shares at the time of redemption. This redemption fee is paid directly to the Fund from which shares are redeemed and exchanged. The redemption fee is not a sales charge or a CDSC. The purpose of the additional transaction fee is to allocate costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first and those shares held the shortest as being redeemed last.


The 2% redemption fee will not be charged on the following transactions.


o Redemptions of shares resulting from the death or disability (as defined in the Internal Revenue Code (the "Code") of the shareholder including a joint owner.


o Redemptions of shares on an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Manager.

o    Redemption of shares acquired through dividend reinvestment.

o Redemption of shares acquired through lump sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case or a "key employee" of a "top heavy" plan), as described in the prospectus.

o Redemption of shares acquired through distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2, as described in the prospectus.

o Redemption of shares under the Funds' systematic withdrawal plan, as well as shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs.


o Redemption of shares held through 401(k) or other employer-sponsored retirement plans. However, the redemption fee does apply to non-mandatory withdrawals from IRAs and 403(b) custodial accounts.


Each Fund also has the discretion to waive the 2% redemption fee if the Fund is in jeopardy of failing the 90% income test or losing its regulated investment company (RIC) qualification for tax purposes. Despite the Funds' implementation of the 2% redemption fee, there may be certain intermediaries that are unable to enforce the Funds' redemption fee (or process its exceptions) because of their inability for various reasons to assess the fee to underlying shareholders or that may use criteria and methods for tracking, applying, and/or calculating the fee that may differ in some respects from that of the Funds.

ADDITIONAL PURCHASE AND REDEMPTION POLICIES FOR CLASS A, CLASS B, CLASS C AND CLASS I SHARES. The Company reserves the right to:

o Waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders of a Fund's special investment programs.

o Cancel or change the telephone investment service, the telephone/telegraph exchange service and the automatic monthly investment plan without prior notice to you when it is in the best interest of the Funds and their investors.

o Begin charging a fee for the telephone investment service or the automatic monthly investment plan and to cancel or change these services upon 15 days written notice.

o Begin charging a fee for the telephone/telegraph service and to cancel or change the service upon 60 days written notice.

o Begin charging a fee for the systematic redemption plan upon 30 days written notice.

o Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders. We may waive the signature guarantee requirement if you authorize the telephone/telegraph redemption method at the same time you submit the initial application to purchase shares.

o Require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if we have other reason to believe that this requirement would be in the best interests of the Funds and their shareholders.

o If shares to be redeemed represent a recent investment made by check, the Funds reserve the right not to make the redemption proceeds available until there are reasonable grounds to believe that the check has been collected (which could take up to 10 days).

To ensure proper authorization before redeeming Fund shares, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

INFORMATION FOR CLASS R SHARES.


Class R Shares of each Fund are generally available to certain tax-deferred retirement plans, including 401(k) plans, employer sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, held in plan level or omnibus accounts. Class R Shares also are available to IRA rollovers from eligible retirement plans that offered one or more AFBA 5Star Funds Class R Shares as an investment option. Class R Shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and most IRAs or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).


Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares. Shareholder services may only be available to plan participants through a plan administrator. Plans may require separate applications and their policies and procedures may be different than those described in this prospectus. Participants should contact their plan administrator for information regarding shareholder services pertaining to participants' investments in the Funds.

IRA rollover accounts may be eligible to open an account and purchase Class R Shares by contacting any investment firm authorized to sell the Funds' shares. You can obtain an application from your investment firm or by calling the Funds at (800) 243-9865. You may also open your Class R Share account by completing an account application and sending it to the transfer agent by mail.

ADDITIONAL PURCHASE AND REDEMPTION POLICIES FOR CLASS R SHARES. The Company reserves the right to:

o Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders.

o Require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if we have other reason to believe that this requirement would be in the best interests of the Funds and their shareholders.

o If shares to be redeemed represent a recent investment made by check, the Funds reserve the right not to make the redemption proceeds available until there are reasonable grounds to believe that the check has been collected (which could take up to 10 days).

o To ensure proper authorization before redeeming Fund shares, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

ADDITIONAL INFORMATION FOR ALL CLASSES.
The Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer.

These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

WHEN SHARES ARE HELD IN THE NAME OF A CORPORATION, OTHER ORGANIZATION, TRUST, FIDUCIARY OR OTHER INSTITUTIONAL INVESTOR:

The value of shares redeemed may be more or less than your cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to you, and the proceeds of a redemption may be subject to backup withholding.

Your right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, for other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a government body having jurisdiction over the Funds for the protection of the Funds' shareholders, provided that applicable rules and regulations of the SEC (or any succeeding government authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the Funds may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by each Fund and valued in the same way as they would be valued for purposes of computing the NAV of each Fund. If payment is made in securities, you may incur transaction expenses in later converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of that particular Fund during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

HOW SHARE PRICE IS DETERMINED. Each Fund values its assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued at fair value as determined under the direction of the Board.

PFPC determines the NAV per share of each Fund on each day that the Company is open for business as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time). The Company is normally open for business on each day that the Exchange is open for business, however, the Company's officers are authorized to determine when the Company shall be open for business. The NAV is calculated by adding the value of all securities and other assets in each Fund, deducting its liabilities and dividing the balance by the number of outstanding shares of the Fund.

Shares will not be priced on those days the Exchange is closed for trading. As of the date of this SAI, those days will include, but are not limited to:

New Year's Day                   Good Friday                    Labor Day
Martin Luther King, Jr. Day      Memorial Day                   Thanksgiving Day
Presidents' Day                  Independence Day               Christmas Day


                            DISTRIBUTIONS AND TAXES


DISTRIBUTIONS

MULTI-CLASS DISTRIBUTIONS. A Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

TAXES

DISTRIBUTIONS OF NET INVESTMENT INCOME. The Funds receive income generally in the form of dividends and interest on their investments in portfolio securities. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares. Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, "Qualified Dividend Income for Individuals."

DISTRIBUTIONS OF CAPITAL GAINS. A Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

RETURNS OF CAPITAL. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

INVESTMENT IN FOREIGN SECURITIES. The AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund and AFBA 5Star Science & Technology Fund are permitted to invest in foreign securities as described above. Accordingly, the Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund's distributions paid to you.

     PFIC SECURITIES. The Funds may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies ("PFICs"). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of the Fund's fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS. The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each Fund has elected, or intends to elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code") and intends to so qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The Board of Directors reserves the right not to distribute a Fund's net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as qualified dividend income to the extent of such Fund's earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

         (i) A Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

         (iii) A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. As a regulated investment company, each Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund's fiscal year end as follows:

     REQUIRED DISTRIBUTIONS. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

     POST-OCTOBER LOSSES. Because the periods for measuring a regulated investment company's income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, a Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of March 31 ("post-October loss") as occurring on the first day of the following tax year (i.e., April 1).

SALES, EXCHANGES AND REDEMPTION OF FUND SHARES. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

     REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

     WASH SALES. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

     DEFERRAL OF BASIS -- Class A shares only. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

         IF:
                    o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
                    o You sell some or all of your original shares within 90 days of their purchase, and
                    o You reinvest the sales proceeds in the Fund or in another fund, and the sales charge that would otherwise apply is reduced or eliminated;

         THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

     CONVERSION OF CLASS B SHARES INTO CLASS A SHARES. The automatic conversion of Class B Shares into Class A Shares at the end of approximately seven years after purchase will be tax-free for federal income tax purposes. Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion of Class B Shares into Class A Shares, or any other conversion or exchange of shares.

U.S. GOVERNMENT SECURITIES. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA) or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS. For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations. Either none or only a nominal portion of the dividends paid by the AFBA 5Star High Yield Fund will be qualified dividend income because such Fund invests primarily in debt instruments.

     Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

     While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Either none or only a nominal portion of the dividends paid by the AFBA 5Star High Yield Fund will be qualified dividend income because such Fund invests primarily in debt instruments.

     The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES. The Funds may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund's ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax. These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by a Fund. For example:

     DERIVATIVES. Certain Funds are permitted to invest in certain options, futures, forwards or foreign currency contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

     SECURITIES LENDING TRANSACTIONS. A Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

     TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

     CONVERTIBLE DEBT. Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

     SECURITIES PURCHASED AT DISCOUNT. A Fund is permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

     INVESTMENT IN TAXABLE MORTGAGE POOLS (EXCESS INCLUSION INCOME). Real estate investment trusts ("REITs") in which a Fund invests (if any) may hold residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs") and/or may enter into transactions that result in a portion of the REIT's assets qualifying as a "taxable mortgage pool" for U.S. federal income tax purposes. Also, a Fund may make direct investments in REMIC residual interests. The portion of a Fund's income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income") generally is required to be allocated by the Fund to the Fund's shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

     Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income. To the extent that Fund shares owned by "disqualified organizations" are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the "disqualified organizations." The Funds expect that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund's receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, regulated investment companies such as the Funds are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

     In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, a Fund must report excess inclusion income to shareholders in two cases:

         o If the excess inclusion income received by a Fund from all sources exceeds 1% of the Fund's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

         o If a Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund's taxable year exceeded 3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

     Under these rules, the taxable income of any Fund shareholder can in no event be less that the sum of the excess inclusion income allocated to that shareholder and any such excess inclusion income cannot be offset by net operating losses of the shareholder. If the shareholder is a tax-exempt entity and not a "disqualified organization," then this income is fully taxable as unrelated business taxable income under the Code. Charitable reminder trusts do not incur UBTI by receiving excess inclusion income from the Fund. If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder's allocable share of the Fund's excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of the Fund's income may be considered excess inclusion income.

     Compliance with these requirements will require a Fund to obtain significant cooperation from the REITs in which it invests.

     INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER. Each Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING. By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

         o provide your correct social security or taxpayer identification number,
         o       certify that this number is correct,
         o       certify that you are not subject to backup withholding, and
         o certify that you are a U.S. person (including a U.S. resident alien).

     A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the "Non-U.S. Investors" heading below.

NON-U.S. INVESTORS. Non-U.S. investors (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

     In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends and interest-related dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

     Capital gain dividends & short-term capital gain dividends. In general, capital gain dividends designated by a Fund and paid from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

     Interest-related dividends. Interest-related dividends designated by a Fund and paid from qualified net interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund's qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

     Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors; sunset rule. It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008 unless such exemptions are extended or made permanent.

     Investment in U.S. real property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including Real Estate Investment Trusts (REITs). The sale of a U.S. real property interest by a Fund, or by a REIT or U.S. real property holding corporation in which the Fund invests, may trigger special tax consequences to the Fund's non-U.S. shareholders. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) such as a Fund, as follows:

     o The RIC is classified as a qualified investment entity. A "qualified investment entity" includes a RIC if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations;
     o You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution; and
     o If these conditions are met, Fund distributions to you are treated as gain from the disposition of a U.S. real property interest (USRPI), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you to file a nonresident U.S. income tax return.
     o In addition, even if you are a non-U.S. shareholder that owns 5% or less of a class of shares of a Fund classified as a qualified investment entity, Fund distributions to you attributable to gain realized by the Fund from disposition of USRPI will be treated as ordinary dividends (rather than short- or long-term capital gain) subject to withholding at a 30% or lower treaty rate.

     Because each Fund expects to invest less than 50% of its assets at all times, directly and indirectly, in U.S. real property interests, the Funds do not expect to pay any dividends that would be subject to FIRPTA reporting and tax withholding.

     NET INVESTMENT INCOME FROM DIVIDENDS ON STOCK AND FOREIGN SOURCE INTEREST INCOME CONTINUE TO BE SUBJECT TO WITHHOLDING TAX; EFFECTIVELY CONNECTED INCOME. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and
(ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

     U.S. ESTATE TAX. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

     U.S TAX CERTIFICATION RULES. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE AND DOES NOT PURPORT TO DEAL WITH ALL FEDERAL TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF INVESTORS, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN A FUND.

                              FINANCIAL STATEMENTS


The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2007 (the "2007 Annual Report") are incorporated into this SAI by reference. No other parts of the 2007 Annual Report are incorporated by reference herein. The 2007 financial statements included in the 2007 Annual Report have been audited by PricewaterhouseCoopers LLP, whose report is also incorporated herein by reference. Copies of the Annual Report and the unaudited Semi-Annual Report may be obtained at no charge by telephoning the Funds at (888) 578-2733.

                                   APPENDIX A


                             DESCRIPTION OF RATINGS

DESCRIPTION OF BOND RATINGS:

STANDARD & POOR'S CORPORATION ("S&P") DEBT RATINGS

A S&P's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

              1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

              2.    Nature of and provisions of the obligation.

              3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA - Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC - Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C - Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICES, INC. ("MOODY'S") LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF COMMERCIAL PAPER RATINGS:

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P's for commercial paper in which the Funds may invest:

A-1 - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

A-2 - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper in which the Funds may invest:

Prime-1 - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                                   APPENDIX B

                      DREMAN VALUE MANAGEMENT, LLC ("DVM")

I.       PROXY VOTING POLICY AND PROCEDURES

         A.       POLICY.

         Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When DVM has discretion to vote the proxies of its Clients, it will vote those proxies in the best interest of its Clients and in accordance with these policies and procedures.

         B.       PROXY VOTING PROCEDURES.

         All proxies received by DVM will be sent to the Compliance Officer. The Compliance Officer will:

                  1.       Keep a record of each proxy received.

                  2. Forward the proxy to both the Portfolio Manager and DVM's Chief Investment Officer (the "CIO").

                  3. Determine which accounts managed by DVM holds the security to which the proxy relates.

                  4. Provide the Portfolio Manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which DVM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

                  5. Absent material conflicts (see Section V), the Portfolio Manager and CIO will determine how DVM should vote the proxy. The Portfolio Manager and the CIO will send their decision on how DVM will vote the proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

                  6. DVM may retain a third party to assist it in coordinating and voting proxies with respect to Client securities. If so, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

                  7. Where a Client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, DVM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by DVM for such account, it will promptly be forwarded to the Client or specified third party.

                  8. DVM shall promptly provide to each investment company Client for which it has discretion to vote proxies, any and all information necessary for such investment company Client, or its investment adviser or administrator, to timely file its Form N-PX under the 1940 Act. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which an investment company Client was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July

                           1st through June 30th. DVM shall maintain and provide the following information concerning any shareholder meetings with respect to which an investment company Client was entitled to vote:

                      o    the name of the issuer of the portfolio security;

                      o the exchange ticker symbol of the portfolio security(2);

                      o    the CUSIP number of the portfolio security(1);

                      o    the shareholder meeting date;

                      o    a brief description of the matter voted on;

                      o whether the matter was put forward by the issuer or a shareholder;

                      o    whether the investment company Client voted;

                      o    how the investment company Client cast its vote; and

                      o whether the investment company Client cast its vote for or against management.

         C.       VOTING GUIDELINES.

         In the absence of specific voting guidelines from a Client, DVM will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer. DVM believes that voting proxies in accordance with the following guidelines is in the best interest of its Client.

         Generally, DVM will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

         Generally, DVM will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

         For other proposals, DVM shall determine whether a proposal is in the best interest of its Clients and may take into account the following factors, among others:

                  1. Whether the proposal was recommended by management and DVM's opinion of management;

                  2. Whether the proposal acts to entrench existing management; and

                  3. Whether the proposal fairly compensates management for past and future performance.

         DVM reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

         D.       CONFLICTS OF INTEREST.

         The Compliance Officer will identify any conflicts that exist between the interest of DVM and its Clients. This examination will include a review of the relationship of DVM and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a Client of DVM or an affiliate of DVM or has some other relationship with DVM or a Client of DVM.

----------
(2) The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it's not available through reasonably practicable means.

         If a material conflict exist, DVM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the Client. DVM will also determine whether it is appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the Clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when DVM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, DVM will give the ERISA Client the opportunity to vote the proxies themselves.

         E.       DISCLOSURE.

         DVM will disclose in its Form ADV, Part II that Clients may contact the COO or CCO or Compliance Manager, or Compliance staff person, via e-mail or telephone at sfaia@dreman.com or 201-793-2005 in order to obtain information on how DVM voted such Client's proxies, and to request a copy of these policies and procedures. If a Client requests this information, the CCO will prepare a written response to the Client that lists, with respect to each voted proxy that the Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how DVM voted the Client's proxy.

         A concise summary of these Proxy Voting Policies and Procedures will be included in DVM's Form ADV, Part II, and will be updated whenever these policies and procedures are updated. The CCO or his designee will arrange for a copy of this summary to be sent to all existing Clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to Clients.

         F.       RECORD KEEPING.

         The Compliance Officer will maintain files relating to DVM proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of DVM. Records of the following will be included in the files:

                  1. Copies of these proxy voting policies and procedures and any amendments thereto.

                  2. A copy of each proxy statement that DVM receives provided however that DVM may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. DVM may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

                  3. A record of each vote that DVM casts. DVM may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

                  4. A copy of any document DVM created that was material to making a decision how to vote proxies, or that memorializes that decision.

                  5. A copy of each written Client request for information on how DVM voted such Client's proxies, and a copy of any written response to any (written and oral) Client request for information on how DVM voted its proxy.

                  6. DVM will coordinate with all investment company Clients to assist in the provision of all information required to be filed on Form N-PX.

                                   APPENDIX C

                    MARVIN & PALMER ASSOCIATES, INC. ("MPA")

                               PROXY VOTING POLICY

This policy sets forth the guidelines pursuant to which MPA will vote proxies for securities owned by its clients.*

Decisions on voting of proxies will be made by MPA unless the client otherwise specifically directs.

I.       ROLE OF PROXY VOTING COMMITTEE

         1. The Proxy Voting Committee, which is the committee consisting of two Portfolio Managers of MPA and the Head of the Administration Group (or his or her designate), is designated as the policy-making body with respect to proxy voting by MPA. In this capacity, the Proxy Voting Committee will be aided by the Heads of the Administration Group and the Operations Group, the Head Trader and the General Counsel, with whom the Proxy Voting Committee may consult as and when needed.

         2. The Proxy Voting Committee determines the Statement of Policy, which is set forth as Section II of this policy.

         3. The Proxy Voting Committee shall determine how to vote proxies with respect to issues that are not indicated by the Statement of Policy.

II.      STATEMENT OF POLICY

         1. All decisions about how to vote a proxy with respect to an account will be made in accordance with the best investment interests of the client, including stated investment objectives and in accordance with applicable statutory and regulatory requirements, and client agreements, and the related factors that MPA believes appropriate consistent with its fiduciary duties to its clients.

         2. Generally, it is the policy of MPA, acting in accordance with the principle set forth in Section II.1, to vote proxies as recommended by an issuer's management, subject to Section II.3.

         3. The Proxy Voting Committee will determine how to vote all proxies containing proposals that involve stockholder rights or the economics of an issuer, such as to election of an opposition slate of directors, a corporate restructuring related to a hostile takeover, or any proposal that does not appear to be in the best interests of stockholders.

         4. With respect to some non-U.S. issuers, the exercise of voting rights can cause the client's account to incur a cost or cause the underlying shares to be blocked from trading. Although the Proxy Voting Committee recognizes the importance of the right to vote, the Proxy Voting Committee believes that the clients are better served by avoiding unnecessary costs and by preserving the right to trade shares promptly should conditions warrant. Accordingly, when exercising the vote could cause a client's account to incur a cost or cause the underlying shares to be blocked from trading, which cost or blockage in the judgment of the Proxy Voting Committee outweighs the potential effect on the value of the client's account of voting, a vote will not be cast.

III.     ADMINISTRATION

         1. The following proxy voting records shall be maintained in accordance with Section III.2:
              a.   This policy;
              b. Issuer's proxy statement received regarding client securities;

----------
* With respect to limited partnerships or other pooled investment vehicles, the client is the limited partnership or the pooled investment vehicle as the case may be.

              c.   Copies of actual votes cast on behalf of clients;
              d. Actions of the Proxy Voting Committee with respect to proxy voting;
              e. Records of written client requests for proxy voting information;
              f. Written responses (if applicable) to written or oral client requests;
              g.   Research used in making the voting decision;
              h. Any documents prepared by MPA that are material to making a voting decision; and
              i. Any documents prepared by MPA to memorialize the basis for a voting decision.

         2. Records of all proxy votes will be retained for a five-year period. For the first two years, these records shall be readily accessible.

         3. The Proxy Voting Committee will designate staff to receive proxies, reconcile them with security ownership positions as of the specified record dates and to separate proxies with respect to issues that are indicated by the Statement of Policy from proxies with respect to issues that are not indicated by the Statement of Policy and proxies with respect to issues designated by the Proxy Voting Committee for further review.

         4. The Proxy Voting Committee will designate the staff responsible for monitoring corporate actions, making voting decisions in accordance with this policy, and for ensuring that proxies are submitted timely. With respect to issues that are not addressed by the Statement of Policy, the designated staff will vote proxies under the supervision of a member of the Proxy Voting Committee.


         5. Notwithstanding the foregoing, MPA may retain a service provider to administer this policy. Copies of the proxy materials received and a record as to how such proxies were voted may be maintained by such service provider if such service provider has given an undertaking to maintain such records and to provide copies to MPA promptly upon request.

IV.      COMMUNICATIONS

         1. The Proxy Voting Committee shall determine, on a case-by-case basis, the need to contact an issuer or other security holders to gather additional information with respect to a proposal.

         2. In the event a proxy is to be voted against management's recommendation, the Proxy Voting Committee will determine whether the proxy should or should not be proceeded, or followed, by letter, telephone call or in person discussions with the issuer.

         3. MPA will disclose the following in Part II of its Form ADV and brochure:
              a. How clients can obtain information on how their proxies were voted;
              b.   Concise summary of this policy;
              c. Statement that a copy of this policy is available to clients upon request.

         4. A copy of this policy shall be provided to any client promptly upon request or posted on MPA's Website. A copy of a record of how proxies have been voted for any client's account shall by provided to the client promptly upon request.

V.       CONFLICT OF INTEREST

         1. If MPA has a direct or indirect interest in any issue that is the subject of a proxy to be voted for a client's account, MPA shall disclose to the client in writing the substance of MPA's interest in the issue and shall seek from the client written direction on how such issue is to be voted.

         2. If MPA does not receive written direction from a client on how to vote on an issue on which MPA has a direct or indirect interest, MPA may resolve the conflict by voting client securities based upon the recommendations of the issuer's management.

This existence of an issue on which MPA has a direct or indirect issue shall not prevent MPA from voting on other issues on the same proxy on which MPA does not have a conflict of interest.

                                   APPENDIX D

                       FINANCIAL COUNSELORS, INC. ("FCI")

                             PROXY VOTING GUIDELINES

                                Revised July 2006

Rule 206(4)-6 issued by the Securities and Exchange Commission relates to proxy voting by investment advisors. This rule mandates that an advisor voting proxies for its clients maintain written proxy voting guidelines and disclose these guidelines and its voting record to their clients. As quoted below, it is deemed "a fraudulent, deceptive, or manipulative act for an investment adviser to exercise voting authority with respect to client securities, unless

          i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients,

          ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and

          iii) the adviser discloses to clients how they may obtain information on how the advisor voted their proxies."

As the SEC states, "Investment advisors registered with us have discretionary authority to manage $19 trillion of assets on behalf of their clients. This enormous voting power gives advisors significant ability collectively, and in many cases individually, to affect the outcome of shareholder votes and influence the governance of corporations." Advisors as a group can thus affect the future of corporations and the future value of the securities of those corporations. Understanding the responsibilities that an adviser has as a fiduciary to vote its clients' proxies wisely and in the clients' best interest, Financial Counselors Inc. has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolios of our clients.

                              PROXY VOTING PROCESS

It is stated in each Investment Management Agreement whether or not Financial Counselors Inc. (FCI) has the fiduciary responsibility to vote proxies for specific clients. In general, FCI only retains that voting authority for retirement plans, as required by the Employee Retirement Income Security Act (ERISA) and the Department of Labor. Custodians of other clients' accounts are directed to send proxy ballots to the clients themselves. In the case of trust accounts, the custodian is often also a trustee and as such handles the proxy voting for those accounts.

Proxy voting is overseen at FCI by senior portfolio managers, currently Val Schaff, CFA. FCI subscribes to a proxy voting service run by Automatic Data Processing (ADP), which monitors proxy proposals for the companies which FCI owns in its portfolios. ADP, with information provided to it by FCI on number of shares owned, issues aggregated ballots for each proxy proposal put forward at these companies. FCI is then able to vote online with one vote (or multiple votes if appropriate) on each aggregated proxy ballot. Use of the ADP service helps ensure that FCI will not overlook any proxy proposals and helps us to monitor the shares over which we have voting authority.

It is FCI's intention to vote on all proxy proposals in a timely manner, unless abstaining on a particular ballot is seen to be in the best interests of the shareholders. In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will disclose this conflict to our clients when it arises and obtain their consents before voting.

                                VOTING GUIDELINES

FCI realizes that no set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek the opinion of the Investment Committee on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines below are simply a summary of how we would vote on general topics.

        o   ROUTINE BUSINESS DECISIONS

In matters which FCI considers routine business (e.g., election of non-contested directors, name changes, company fiscal year and annual meeting date proposals, etc.), it will be our general policy to support management's recommendations, absent a particular reason to the contrary. Votes for directors in a contested election will be considered on a case by case basis.

The election of a company's board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

        o   CORPORATE GOVERNANCE

FCI will vote for all measures that act to increase the independence of the Board of Directors and for confidential voting. We will vote against proposals to limit directors' tenure.

In addition, we believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

        o   EQUITY-BASED COMPENSATION PLANS

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

         1.  Requiring senior executives to hold stock in a company
         2. Requiring stock acquired through option exercise to be held for a certain period of time
         3.  Using restricted stock grants instead of options.
         4. Awards based on non-discretionary grants specified by the plan's terms rather than subject to management's discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

         1.  Annual option grants that would exceed 2% of outstanding shares.
         2. Ability to issue options with an exercise price below the stock's current market price.
         3.  Automatic share replenishment ("evergreen") feature.
         4. Authorization to permit the board of directors to materially amend a plan without shareholder approval.
         5. Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's impact on ownership interests.

        o   CORPORATE STRUCTURE

We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

We generally believe shareholders should be able to approve or reject changes to a company's by-laws by a simple majority vote. Obviously this is impacted when classes of common stock with unequal voting rights limit the rights of certain shareholders; we generally believe this should be taken into consideration when share class selection is made by the shareholders.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

        o   SHAREHOLDER RIGHTS PLANS

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will rarely support poison pill provisions, but will consider such plans on a case by case basis.

                               CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-615-2536. In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities.

                                   APPENDIX E

                       THE LONDON COMPANY (THE "ADVISER")

            PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURES

I.      POLICY

        The London Company of Virginia (the "Adviser") acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). The Adviser's authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under its investment advisory contracts. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

        When voting proxies or acting with respect to corporate actions for clients, the Adviser's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

 II.    PURPOSE

        The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

 III.   PROCEDURES

        The Advisor is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. "Guidelines" below), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines. The Adviser will vote the recommendation of Institutional Shareholder Services (155) on all proxy votes, unless otherwise directed by the Portfolio Managers.

        The Advisor is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by the Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

        A.  CONFLICTS OF INTEREST

            Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

            1. VOTE IN ACCORDANCE WITH THE GUIDELINES. TO the extent that the
               Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

            2. OBTAIN CONSENT OF CLIENTS. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser's conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

            3. CLIENT DIRECTIVE TO USE AN INDEPENDENT THIRD PARTY.
               Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

            The Advisor will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflict of interest so identified by the Adviser will be addressed as described above in this Section III.A.

        B.  LIMITATIONS

            In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

            1. CLIENT MAINTAINS PROXY VOTING AUTHORITY: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or specified third party.

            2. TERMINATED ACCOUNT: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

            3. LIMITED VALUE: If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

            4. SECURITIES LENDING PROGRAMS: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for purposes of voting.

            5. UNJUSTIFIABLE COSTS: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

 IV.    RECORDKEEPING

        In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); ( iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

        The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

 V.     GUIDELINES

        Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

        A.  OPPOSE

            The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

            1. Issues regarding the issuer's Board entrenchment and
               anti-takeover measures such as the following:

               a. Proposals to stagger board members' terms;

               b. Proposals to limit the ability of shareholders to call
                  special meetings;

               c. Proposals to require super majority votes;

               d. Proposals requesting excessive increasesin authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

               e. Proposals regarding "fair price" provisions;

               f. Proposals regarding "poison pill" provisions; and

               g. Permitting "green mail".

            2. Providing cumulative voting rights.

        B.  APPROVE

            Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

            1. Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

            2. Date and place of annual meeting.

            3. Limitation on charitable contributions or fees paid to lawyers.

            4. Ratification of directors' actions on routine matters since previous annual meeting.

            5. Confidential voting.

               Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure in shareholders regarding their vote on proxy issues.

               The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

            6. Limiting directors' liability.

            7. Eliminate preemptive right.

               Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

               The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, E.G., on proposed issues representing more than an acceptable level of total dilution.

            8. Employee Stock Purchase Plan.

            9. Establish 401(k) Plan.

        C.  CASE-BY-CASE

            The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will be made based on the financial interest of the fund. These matters include:

            1. Pay directors solely in stocks.

            2. Eliminate director mandatory retirement policy.

            3. Rotate annual meeting location/date.

            4. Option and stock grants to management and directors.

            5. Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

                                   APPENDIX F

                     TRENDSTAR ADVISORS. LLC (THE "ADVISOR")

                               PROXY VOTING POLICY

                                     PREFACE

         TrendStar Advisors, LLC (the "Advisor", "us" or "we") is registered with the Securities and Exchange Commission ( the Commission") as an investment adviser under the Investment Advisers Act of 1 940, as amended (the "Advisers Act") and offers investment management and advisory services to individual separate accounts and open-end management investment companies.

         An important part of our overall responsibility for managing our client portfolios is responsibility for voting proxies related to the securities held in such portfolios. We have designed this Proxy Voting Policy (the "Policy") to reflect our commitment to vote all proxies in a manner consistent with the best interests of our clients. As a registered investment advisory firm, we are aware of and fully committed to fulfilling our fiduciary duties of care and loyalty in servicing our clients. Accordingly, we will diligently monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues, and we will vote such proxies in a manner designed to promote our clients' best interests, consistent with this Policy.

                             KEY PROXY VOTING ISSUES

1.       GENERAL POLICIES

         We review all proxy solicitations on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various economic impacts such item may have on the particular client's stated investment objectives. We give great weight to the views of the issuer's management, and in most cases will vote in favor of management's recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on our client's securities value. In such cases, we will engage in an independent analysis of the impact that the proposed action will have on client values and will vote such items in accordance with our good faith conclusions as to the course of action that will best benefit our client(s).

2.       BOARDS OF DIRECTORS

         Electing directors is one of the most important rights of stock ownership that company shareholders can exercise. We believe that directors should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, we will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company's shareholders. We will consider the following factors in deciding how to vote proxies relating to director elections:

..        In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether we vote to re-elect the director(s). We will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company's performance.

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..        Whether the slate of director nominees promotes a majority of independent directors on the full board -- We believe that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

..        A director  nominee's  attendance at less than 75% of required meetings-- frequent non-attendance at board meetings will be grounds for voting against re-election.

..        Existence of any prior SEC violations and/or other criminal offenses --
         We will not vote in favor of a director nominee who, to our actual knowledge, is the subject of SEC or other criminal enforcement actions.

         We believe that it is in our clients' best interests to have knowledgeable and experienced directors serving on a company's board. To this end, we believe that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors. When called upon to vote for director compensation proposals, we will consider whether such proposals are reasonable in relation to the company's performance and resources and are designed to attract qualified personnel, yet do not overburden the company or result in a "windfall" to the directors. We will vote in favor of proposals that seek to impose reasonable limits on director compensation.

         In all other issues that may arise relating to directors, we will vote against any proposal that benefits directors at the expense of shareholders, and in favor of all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an item-by-item basis.

3.       CORPORATE GOVERNANCE

         Corporate governance issues may include, but are not limited to; (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company. When called upon to vote on such items, we shall consider, without limitation, the following factors:

         i. CORPORATE DEFENSES. Although we will review each proposal on a case-by-case basis, we will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. We will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

         ii. CORPORATE RESTRUCTURING. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining how to vote on these types of proposals, we will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company's long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

         iii. CAPITAL STRUCTURE. Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. Accordingly, we will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. We will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, such action may lead to a concentration of voting power in the hands of few insiders.

         iv. EXECUTIVE COMPENSATION. We believe executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. We also believe however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, we will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance. We will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

         We will also vote against shareholder proposals that summarily restrict executive compensation without regard to the company's performance, and in favor of shareholder proposals that seek additional disclosures on executive compensation.

         v. INDEPENDENT AUDITORS. The engagement, retention and termination of a company's independent auditors must be approved by the company's audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors' fees. In reliance on the audit committee's recommendation, we generally will vote to ratify the employment or retention of a company's independent auditors unless we are aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company's financial position.

4.       SHAREHOLDER RIGHTS

         State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon to vote on such items, we will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, we will vote in favor of proposals that best represent the long-term financial interest of its clients.

5.       SOCIAL AND ENVIRONMENTAL ISSUES

         When called upon to vote on items relating to social and environmental issues, we will consider the following factors:

..        Whether the proposal creates a stated position that could negatively affect the company's reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;

..        The percentage of assets of the company that will be devoted to implementing the proposal;

..        Whether the issue is more properly dealt with through other means, such as through governmental action;

..        Whether the company has already dealt with the issue in some other appropriate way; and

..        What other companies have done in response to the issue.

While we generally support shareholder proposals that seek to create good corporate citizenship, we will vote against proposals that would tie up a large percentage of the assets of the company. We believe that such proposals are inconsistent with our duty to seek long-term value for client assets. We will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable. We will vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

                               PROXY VOTING POLICY
                                       OF
                             TRENDSTAR ADVISORS. LLC


1.        PROXY VOTING OFFICERS

         The President and Treasurer of the Advisor shall be Proxy Voting Officers and the persons responsible for voting all proxies relating to securities held in client portfolio accounts and over which the Advisor has proxy voting authority (the "Proxy Voting Officers"). The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit, and may act on behalf of the Advisor individually or together.. The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy, except as set forth below.

         If, in the Proxy Voting Officer's reasonable belief~ it is in the best interest of a client to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall vote the proxy in accordance with such belief and shall maintain a written explanation for the deviation from this Policy, as required herein.

         If, in the Proxy Voting Officer's reasonable belief, it is in the best interest of a client to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall abstain from voting the proxy, make a record summarizing the reasons for the Proxy Voting Officer's belief and shall maintain such summary as required herein.

2.        CONFLICT OF INTEREST TRANSACTIONS

         Whenever, in the Proxy Voting Officer's reasonable belief, a conflict or apparent conflict between the interests of an advisory client on one hand, and those of the Advisor, on the other, may exist, the Proxy Voting Officers will take steps to ensure that the proxy is voted in such a manner as to protect the client from such conflict or apparent conflict. Conflict of interest transactions include, but are not limited to, situations where:

     . the Advisor has a business or personal relationship with the participant of a proxy contest such as members of the issuer's management or the soliciting shareholder(s);
     . the Advisor provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;
     . the Advisor has a personal or business relationship with a candidate for directorship; or
     . the Advisor manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

Whenever a conflict situation arises, the Proxy Voting Officer(s) shall proceed as follows:

     1. The Proxy Voting Officer(s) shall contact the client, provide a brief description of the conflict and any other information in the Proxy Voting Officer's possession that would assist the client to make an informed decision on the matter, and obtain the client's direction. The Proxy Voting Officer(s) shall then vote the proxy in accordance with the direction of the client; or

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


     2. The Proxy Voting Officer(s) shall engage an independent third party to vote the proxy. The Proxy Voting Officer(s) shall provide a copy of these Policies/Procedures to such party and any other information in the Proxy Voting Officer's possession that would assist the person to make an informed decision on the matter. The independent third party will then vote the proxy IN accordance with this Policy.

4.       RESPONDING TO CLIENT REQUESTS FOR PROXY VOTING DISCLOSURE

         Consistent with this Policy, the Advisor shall maintain a complete record of its proxy voting record as required pursuant to Rule 204-2 as promulgated under the Advisers Act. In addition, the Advisor shall make proxy voting records available to any client who may wish to review such record. The Advisor shall disclose, either in its investment management agreement, disclosure brochure, Form ADV Part II, and/or its web site, that complete proxy voting records and a copy of this Policy are available, without charge, to the client by writing to or calling the Advisor, or (if applicable) downloading such information from the Advisor's web site. The Advisor shall respond to all client requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

5.       RECORD KEEPING

In connection with this Policy, the Proxy Voting Officer(s) shall maintain a record of the following:

..        copies all proxy solicitations received by the Advisor, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date, except that the Advisor shall not be required to maintain copies of any proxy solicitation which is filed on the Securities and Exchange Commission's EDGAR system;
..        any written analysis undertaken to ensure that the vote cast is consistent with this Policy;
..        copies, if any, of any documentation concerning waivers from this
         Policy or decisions to abstain from voting a proxy;
..        copies, if any, of all documents relating to conflict of interest situations along with all client and/or third party final determinations relating thereto;
..        copies of any other documents created or used by the Proxy Voting
         Officer(s) in determining how to vote the proxy;
..        copies of all votes cast; and . copies of all client requests for the
         Advisor's proxy voting Policy, record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as required pursuant to Rule 204-2 promulgated under the Advisers Act.

These Proxy Voting Policies and Procedures were adopted by the Advisor on October 7, 2003.

                                   APPENDIX G

                     BJURMAN, BARRY & ASSOCIATES ("BB & A")

                   POLICIES AND PROCEDURES PROXY VOTING POLICY

Release No. IA-2 106
WWW.SEC.GOV/RULES/FINAL/IA-2106.HTM

         Rule 206(4)-6 Advisers must adopt and implement written policies & procedures which are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, describe its policies & procedures to clients, and disclose to clients how they may obtain information on how the Adviser voted their proxies.

         Bjurman, Barry & Associates (BB & A) seeks to avoid material conflicts of interests by using an Independent Third Party ("ITP") service provider to vote proxies in accordance with detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts. The voting process involves an assessment performed by the ITP service provider in accordance with the Voting Guidelines. BB & A reviews all proxies and the recommendations of the ITP service provider in formulating its vote, but the ultimate voting decision belongs to BB & A. In the event that BB & A votes against the ITP recommendations, documentation must be prepared to describe the basis for the decision and to substantiate that BB & A's clients' interests were not subrogated to its own.

PROCEDURES
         BB & A will maintain all documentation in accordance to record keeping requirements. Documentation shall include copies of the Voting Guidelines, records of votes cast on behalf of clients and supporting documentation relating to voting decision(s).

Each week, the BB & A will process respective proxies by downloading meeting notices. Senior Management then reviews the ITP service provider recommendations and in the event BB & A agrees with the recommendations and/or with company management, which concurs with recommendations, no further action is necessary. In the event BB & A does not vote in accordance with the ITP service provider recommendations, documentation must be prepared which provides client account numbers and a description of the decision for voting against the recommendations.

Client custodians for which BB & A has discretion to vote are notified at the time of account inception to provide ALL proxies and related information to the ITP service provider.

Any proxies received directly by BB & A will be forwarded to the ITP service provider, and if time sensitive, proxies may be e-mailed, faxed or sent via overnight delivery. BB & A will attempt to forward an updated "Holdings" list to the ITP service provider on a daily basis but no less frequently than approximately every 30 days.

Each quarter BB & A receives a report by client which details the following information:

              a)  Name of issuer


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


              b)  Cusip Number
              c)  Meeting date, brief description of Agenda
              d)  The Vote cast
              e)  Whether the vote was "For" or  "Against" management

INVESTMENT COMPANY REQUIREMENTS
WWW.SEQ~GOV/RU1ES/FINAL/33-8188.HTM

Whereas BB & A serves as an Adviser to a public investment company, we will disclose in any applicable registration statement & SAl, the policies & procedures for proxy voting. Any requests for information will be fulfilled within (3 business days) and provide the voting information for the preceding 12 month period, beginning 7-l-XX through 6-30-XX.

In addition, Annual & Semi-Annual shareholder reports will include the following:

              1) Information on how to obtain voting information "free of charge" with a toll free #
              2) the website information (if applicable), and on the commissions' website WWW. SEC.GOV.

BB & A will file Form N-PX with the Securities and Exchange Commission, no later than August 31st of each calendar year. This will contain the complete proxy voting record for the preceding 12 month period ended June, 30th respectively. Form N-PX must be signed by a principal(s) of the investment company and the filing must contain:

              a)  Name of issuer, ticker symbol
              b)  Cusip (if can be practically acquired)
              c)  Meeting date, brief description of agenda
              d) Whether the topic(s) were proposed by issuer or security holder
              e) Whether a vote was cast, and the outcome of the vote was "For" or "Against" management





                                      G-2